UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

Ohio National Fund, Inc.

Semiannual Report
June 30, 2015

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	3

Money Market Portfolio	8

Bond Portfolio	10

Omni Portfolio	15

International Portfolio	21

Capital Appreciation Portfolio	27

International Small-Mid Company Portfolio	31

Aggressive Growth Portfolio	37

Small Cap Growth Portfolio	40

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	49

Strategic Value Portfolio	56

High Income Bond Portfolio	60

Capital Growth Portfolio	70

Nasdaq-100® Index Portfolio	74

Bristol Portfolio	78

Bryton Growth Portfolio	81

Balanced Portfolio	84

Target VIP Portfolio	91

Bristol Growth Portfolio	95

Risk Managed Balanced Portfolio	98

Statements of Assets and Liabilities (Unaudited)	109

Statements of Operations (Unaudited)	112

Statements of Changes in Net Assets (Unaudited)	115

Financial Highlights (Unaudited)	121

Notes to Financial Statements (Unaudited)	132

Additional Information (Unaudited)	157

Information About Directors and Officers (Unaudited)	159

President’s Message

Dear Investor:

Recently, I asked a colleague to describe the equity markets during the first half of the year, and this was the response I received, “flat, with brief spikes of volatility.”

After giving this some thought, I decided this statement is a fairly accurate description - or, at the very least, a reasonable response. Entertaining my curiosity to hear from others, I asked a few more investment professionals for their one-sentence description of the market. The first described the equity markets as “muted returns with volatility.” That sounded similar to the initial description and consistent with my view. The second reply is more interesting: “fairly valued with low volatility.” This colleague added that his assessment may be contrary to others’ opinions. His latter comment was certainly true, leading me to ponder which characterization of volatility is correct.

Muted equity markets

Determining whether equity market returns during the first half of the year were flat or muted is fairly simple. The two most well-known equity market indices, the S&P 500® Index and the Dow Jones Industrial Average, were up 1.2 percent and 0.03 percent respectively. These returns easily qualify as flat or muted. The MSCI All Country World Index, representing a more global view, was up 2.7 percent, which is also consistent with these descriptions.

Determining whether the equity markets are fairly valued is slightly more complicated, but not much. According to FactSet, the S&P 500® Index’s current price-to-earnings ratio is 16.6 times forward earnings. This is higher than both the five-year average of 13.9 and the 10-year average of 14.1, and just slightly above longer-term averages.

Based on these comparisons, I believe that equities are close to fair value.

More important, future expectations for additional returns based on an assumed current under-valuation are not likely. Equity returns have been flat this year, but fairly valued. Increased returns will now more likely be reliant on economic growth, which has not been very strong.

Assessing volatility

There is little question that equity markets have been muted. However, assessing volatility is more complicated. Perhaps that is one reason for the contradictory responses from my colleagues.

Let’s start by comparing 2015 year-to-date volatility with 2014: In 2014, average volatility as measured by the Chicago Board Options Exchange Volatility Index (VIX) was 14.2 percent. With a 15.1 percent average in 2015, volatility is higher, but not by much. Comparing the median volatility tells a similar story: 13.7 percent for 2014 and 14.2 percent for year-to-date 2015. It is worth noting that there was greater variability in volatility throughout 2014, with a higher peak and a lower trough than we’ve experienced so far in 2015. Even when factoring in variability, the difference in volatility between the two periods is small, and volatility remains relatively low.

The European markets paint a different picture. Volatility increased in Europe by 28 to 34 percent, depending on the index. This is not a surprise, considering that most of the triggering events that increased volatility occurred outside of the United States, with Greece being the most notable. My conclusion: assessing whether volatility increased or was just low depends on where you look.

1

The Ohio National Fund, Inc.

I’m pleased to report that most of the Ohio National Fund, Inc. Portfolios performed well during the first half of 2015. Eleven out of the 17 actively managed Portfolios either outperformed their benchmark, or ranked in the top half of their peer group. Some of our better performing Portfolios include the International Portfolio and the International Small-Mid Company Portfolio, both subadvised by Federated Global Investment Management Corp.; the Aggressive Growth Portfolio and the Small Cap Growth Portfolio, both subadvised by Janus Capital Management LLC; and all of the Portfolios subadvised by Suffolk Capital Management, LLC.

As always, it is important to stay diversified, because no one can accurately predict the future. Please consult your financial professional to make sure you are positioned appropriately. Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your investment needs.

Sincerely,

Christopher A. Carlson

President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Geoffrey Keenan, Director

Christopher A. Carlson, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Julie T. Thomas, Chief Compliance Officer

Catherine E. Gehr, Assistant Treasurer

Emily Bae, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

2

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of June 30, 2015

Average Annual Returns:
One year	6.79%
Five years	16.51%
Ten years	2.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Equity Portfolio returned 0.75% versus 1.23% for the current benchmark, the S&P 500 Index.

Relative portfolio performance was driven by security selection effects and sector allocation, partially offset by positive interaction of sector allocation and security selection. An overweight position in Utilities generated the largest detraction due to sector allocation, as the sector underperformed the index. An underweight to Industrials contributed positively to allocation effects, as the sector also lagged the benchmark. Amazon.com, Inc., NXP Semiconductors NV, LyondellBasell Industries NV, UnitedHealth Group, Inc. and Broadcom Corp. were the largest contributors to performance, while the biggest detractors included Keurig Green Mountain, Inc., CONSOL Energy, Inc., Yahoo!, Inc., Calpine Corp. and Ralph Lauren Corp. (1)

The Nasdaq Composite separated from other major indices in the first half of the year, climbing 6.0% relative to the 1.2% advance for the S&P 500 Index and the stagnant performance of the Dow Jones Industrial Average. Growth stocks outperformed their value-oriented peers, with the Russell 1000 Growth Index returning 4.0% against a 0.6% loss in the Russell 1000 Value Index. Size has not aided performance thus far in 2015, with large caps trailing mid caps, which lag small caps. The Russell 1000, Russell Midcap and Russell 2000 indices returned 1.7%, 2.4% and 4.8% throughout the period, respectively. Within the S&P 500 Index, Utilities was the top detractor, down more than 10.0%, while Energy and Industrials fell 4.7% and 3.1%, respectively. On the upside, Health Care and Consumer Discretionary stood out, up 9.6% and 6.8%, respectively.

Major U.S. averages opened the year with mixed gains, as investors continued to focus on the Federal Reserve’s rate strategy amid mixed economic reports, suppressed crude prices and the climbing dollar, as well as another flurry of merger and acquisition announcements. Outside the U.S., continued Greek debt squabbles, European deflationary concerns and a market sell-off in China dominated the headlines. The U.S. dollar strengthened 9% against the euro over the period, and is now up nearly 20% against a broad basket of foreign currencies over the past twelve months. The 10-Year Treasury yield extended its slide to a low of 1.64% in

January before recovering to hit a June high of 2.48%; a level not seen since September of 2014. Oil prices fluctuated between $50 and $60 per barrel throughout the quarter, largely reacting to reports that capacity in Cushing, Oklahoma is running out for crude supplies, and the potential for Iranian supply to come back to the U.S. market.

U.S. gross domestic product expanded at an annualized rate of 2.2% in the fourth quarter of 2014, followed by a 0.2% contraction in the first quarter; both below consensus and well short of the 2014 third quarter’s 5.0% growth. Retail sales, excluding energy, declined three months in a row between December and February, with reports pointing to record-cold temperatures during the season as the culprit for the disappointment. Though personal spending and retail sales rebounded in the second quarter, consumer prices are flat relative to where the consumer price index closed the second quarter of 2014. On a positive note, U.S. employers added 1.23 million jobs in the first six months of the year, pushing down the unemployment rate to 5.3% from 5.6% at the end of year 2014. Consumer confidence also unexpectedly spiked to the highest level in 11 years.

The mixed bag of economic data once again spurred further target rate speculation, and minutes from the recent meetings indicate that officials are at odds over when to raise the target rate. Federal Reserve Chair Yellen commented that “if the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the federal funds rate target and begin the process of normalizing monetary policy.” Futures currently show the odds of a December hike at roughly 35%. However, the Federal Reserve Chair also commented that the timing of the initial rate increase is not what matters; rather it is the “entire path of rates.” Additionally, Yellen addressed the labor market, allowing that “wage increases are still running at a low level but there have been some tentative signs that wage growth is picking up.”

Roughly 70% of the S&P 500 Index’s constituents reported better-than-expected bottom-line results during both earnings seasons, while approximately 20% disappointed. However, many companies tempered guidance for 2015, citing significant foreign exchange headwinds. Meanwhile, low borrowing rates continued to foster merger & acquisition activity, as a slew of multibillion-dollar deals were announced recently, particularly in the health care sector. Notably, Royal Dutch Shell announced plans to purchase integrated gas company BG Group for a whopping seventy billion, Comcast walked away from its blockbuster deal with Time Warner Cable amid regulatory resistance and Blackstone Group LP and Wells Fargo & Co. joined to acquire a real estate portfolio from General Electric for roughly thirty billion dollars. In the Health Care sector, Netherlands-based Mylan began to fight against an unsolicited forty billion dollar bid from Teva amid its own attempt to acquire generic pharmaceutical manufacturer Perrigo Co. PLC for around thirty billion, and Aetna agreed to buy Humana. Elsewhere, H.J. Heinz and Kraft Foods Group signed a definitive merger agreement to form the Kraft Heinz Company, which will create the third-largest food and beverage company in North America. In other news, the Federal Reserve announced that its annual “stress test” of the thirty-one largest banks operating in the U.S. found that all the banks had sufficient capital to withstand a hypothetical economic shock. Nearly every bank’s capital return proposals passed the comprehensive capital analysis and review tests as well.

The World Bank lowered its 2015 growth expectations early in the year due to weakness in Japan and the Eurozone, though it pointed to the U.S. as one of the strongest economies. This tempered forecast was underscored by China’s 7.4% gross domestic product (“GDP”) expansion in 2014, its weakest pace in over 20 years.

3	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

European GDP also expanded by only 0.3% in the fourth quarter thanks to German output buoying contractions and stagnation in other member countries. European Central Bank President Mario Draghi announced an expanded asset-purchase program through at least September 2016 to combat threats of deflation.

Elsewhere, after creditors approved a four-month loan extension in the first quarter, back-and-forth debt negotiations in Greece dominated the headlines in the final weeks of June. Greek Prime Minister Tsipras surprisingly called for a voter referendum that caused European officials to suspend financial support programs for Greece. Greek voters ultimately rejected the austerity measures demanded by creditors in return for additional aid, increasing the possibility that Greece could exit the euro.

Keurig Green Mountain, Inc. sold off recently after its management offered disappointing guidance and as the company’s KOLD brewing system demo saw mixed reviews. The weak guidance is a function of a rocky transition to Keurig 2.0, which is not compatible with unlicensed K-cups, and a mix shift in K-cup sales towards partnered brands like Starbucks. We expect the transition to Keurig 2.0 to improve as consumers begin to phase out unlicensed K-cups and embrace the improved model. Conversations with management have also confirmed that the negative sales impact from the mix shifting toward partnered portion pack sales is due to higher growth for the external brands, and is offset to a large extent by the higher margin on these partnered portion packs. Finally, we believe the stock embeds extreme pessimism for the KOLD system and does not reflect the potential for product improvements and cost reductions, both of which were part of the hot system’s evolution to current models. Our updated analysis points to an oversold stock with an attractive risk/reward profile. We are, therefore, maintaining our position in Keurig Green Mountain, Inc. (1)

CONSOL Energy Corp. has suffered as the fundamentals of the thermal coal industry have deteriorated due to a slew of headwinds. The global market is oversupplied, with new capacity coming online recently while demand is faltering. China, a major coal consumer, is pulling back on its massive infrastructure build out and U.S. power companies are shutting down coal plants and shifting towards gas. CONSOL Energy Corp., unlike many of its peers, boasts a decent balance sheet with little risk of breaking its debt covenants. The company is likely to survive this cycle and actually benefit from shuttering of supply. CONSOL Energy Corp. owns high-quality and low-cost coal assets, and management is improving its portfolio by spinning out and selling some of its coal businesses. The company also holds high-quality natural gas assets, which will provide substantial tailwinds should gas prices improve from these depressed levels. The market is still punishing the stock for its coal exposure, and we are effectively buying the gas business at a very attractive price. So, despite the challenged fundamentals of the industry, our analysis indicates an attractive price/value gap in CNX, and we are maintaining our position. (1)

Calpine Corp. detracted from returns, as the power generation industry has suffered from depressed prices stemming from weak demand. Supply and demand fundamentals will improve with time, but we expect the retirement of many coal-fired power generation plants in the meantime. Fortunately, the lack of any current fundamental tailwinds is allowing us to buy trough fundamentals at trough valuation levels. Calpine Corp. generates very strong free-cash-flow (FCF) streams, is valued at a double-digit FCF yield, and will benefit from any improvements in power pricing. We believe the stock’s valuation does not reflect an incredibly cheap option on potential power price volatility, especially in New England and Mid-Atlantic power markets. We also see long-term power pricing potential from power demand increases in Texas power markets. Additionally, management’s capital allocation history is excellent. They consistently recognize the inherent value of the business, and have reduced share count well by nearly 25% over the past four years at prices well below fair value. (1)

Amazon.com, Inc. stock spiked after each earnings release over the past six months, bringing its year-to-date return at June 30 to roughly 40%. The company reported two straight quarters of earnings above Street estimates, with sales growing despite foreign exchange rate headwinds and margins improving. Additionally, management broke out the Amazon Web Services (“AWS”) business separately for the first time ever, surprising investors with 50% topline growth and a profitable bottom line. We expect this business to be a source of strong growth for Amazon.com, Inc. going forward. Finally, we remain encouraged with the new tone from management focusing on cost management and on transparency in operating reporting; moves that suggest we could see a much more shareholder-friendly management team going forward. We believe the company is poised to expand its operating margins into the double digits by leveraging its hefty fulfillment center investments and by growing its AWS business. (1)

NXP Semiconductors NV shares rallied after the company announced a deal to acquire Freescale Semiconductor to create the fourth-largest semiconductor company. NXP Semiconductors NV is using stock to fund the bulk of the deal, though the slim premium limits the shareholder value at risk, according to our analysis. The combined entity will enjoy a strong competitive positioning as the market-leading automotive semiconductor company and broad-based microcontroller unit (“MCU”) supplier, and should generate substantial cash synergy beyond the two hundred million to five hundred million dollar range that management projects. As such, we continue to hold the stock despite the recent rally. (1)

Broadcom Corp. was a top contributor this quarter after the stock spiked on a takeout offer by Avago Technologies. The stock also had a strong run in 2014 after announcing plans to exit its unprofitable cellular baseband business. We maintained our position going into 2015, as our analysis indicated that the company’s remaining wireless connectivity, infrastructure and broadband businesses were still undervalued. Following the bid by Avago Technologies, which put shares near our estimate of intrinsic value, we exited our position in Broadcom Corp. and allocated the capital elsewhere. (1)

Despite a broad industry shift towards passive investing, this cycle has featured dominant active stock pickers in the guise of the companies themselves. In many ways, companies have acted as managers of single-stock portfolios and, in aggregate, have aggressively bought back $1.7 trillion of their own stocks since 2009. As animal spirits have risen, boards have become increasingly comfortable with an uncertain future and have started to acquire other companies. The financial engineering logic behind these deals speaks for itself, given the ability to buy existing cash flow streams with cheap debt. Remarkably, roughly 2/3 of buying companies are seeing their stocks increase along with the selling companies.

Increasingly, deal activity is coming to dominate the returns in U.S. stocks, especially against the backdrop of flattish equity returns year-to-date. We have benefitted directly from deal activity, both as owners of acquiring companies, such as NXP Semiconductors NV and Expedia, and as owners of targeted companies, such as Perrigo Co. LLC and Broadcom Corp. In the case of the two targets, the offer price was very close to our assessment of business value, which

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

suggests good valuation work on our part, and provided a welcome catalyst for price-and-value convergence. (1)

The challenge for long-term investors is that deals are now pushing prices towards fair value and beyond. Not surprisingly, at this point, we find many U.S. stocks broadly uninteresting, and yet we expect pro-cyclical deal activity to likely push prices well above business value for many stocks. Besides this rising valuation risk, we also expect that many deals will fail to meet current investor and boardroom expectations, and some of the popular current roll-up companies will inevitably blow up due to poorly executed integration and mismanaged complexity. As in all market cycles, as the perception of future uncertainty fades, valuation and risk rise, and our jobs as valuation managers gets tougher.

Fortunately, as active managers we have the luxury and the discipline not to buy most stocks, and we are still finding exploitable pockets of absolute value in financials, legacy tech and in the broad power generation sector.

Our financial stocks have recently performed well, as interest rates have moved up, and some of our holdings are closing in on fair value. However, the majority of our financial holdings are still just climbing out of the valuation basement of the housing crisis, persistently low interest rates and crushing regulatory costs. As a result, our core financial holdings, including Citigroup, Inc. and American International Group, Inc., are currently enjoying improving fundamentals and capital return profiles, which we think are still not fully reflected in their prices. (1)

The legacy technology names we own, such as Microsoft Corp. and Cisco Systems, Inc., continue to generate massive free-cash-flow streams, which are valued at narrowing, but still substantial, discounts from the overall market. The valuation discount of legacy tech reflects the ever-present risk of disruption, especially from the accelerating and dramatic transition to the cloud. Our goal is to find tech stocks that reflect the disruption risk of cloud, but have durable cash flow streams that will allow them to transition, and in some cases thrive, in a cloud-based world. (1)

The power generation, natural gas and coal sectors are all in various states of recession to depression. Power prices are depressed from weak demand, natural gas remains over-supplied, thanks to massive productivity gains from shale drilling, and the coal industry needs to cut supply by almost 40% to balance the market. Supply and demand fundamentals will improve with time, but we expect a rash of coal bankruptcies, further gas supply cuts and the retirement of many coal-fired power generation plants in the meantime. Fortunately, the lack of any current fundamental tailwinds and the time required to improve these fundamentals over the next several quarters is allowing us to buy trough fundamentals at trough valuation levels. In particular, AES Corp. and Calpine Corp. continue to generate very strong free-cash-flow streams, are valued at double-digit free cash flow yields, and will benefit from any improvements in power pricing. In the even-more-depressed gas and coal sector, CONSOL Energy, Inc. is one of the few well-capitalized coal and natural gas companies, with low-cost production assets in both segments. Fortunately, CONSOL Energy, Inc. saw the writing on the wall for coal during the China-induced coal boom of the last decade, and wisely diversified into gas. CONSOL Energy, Inc. is now proactively separating its coal and gas assets, and we think we are getting very cheap high-quality gas assets due to the coal overhang. (1)

Even with the continued convergence of price and value in most U.S. stocks, our focus on absolute value has allowed us to maintain what we believe is attractive potential risk-adjusted upside in the Portfolio.

We track this potential on a daily basis, and the current potential return profile of the Portfolio is similar to levels achieved during the deflationary-driven correction that occurred last October. While this upside potential is not at the home run levels we enjoyed a few years ago, we believe it is still absolutely attractive, and extremely attractive relative to most fixed-income alternatives.

In closing, we are in the judgment business, and our job is to execute an investment process that exploits expectation-driven gaps between price and underlying business value. Our judgment of these valuation opportunities is constantly evaluated by a probability-driven framework, which reinforces humility and constant learning. We could not execute this process without the long-term culture of ClearBridge that encourages investors to truly invest, and more importantly, the quality and long-term orientation of our shareholders.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

5	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	97.5
Master Limited Partnerships (3)	1.5
Money Market Funds Less Net Liabilities	1.0

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Citigroup, Inc.	4.3
2. Microsoft Corp.	4.0
3. JPMorgan Chase & Co.	3.2
4. Amazon.com, Inc.	3.1
5. Wells Fargo & Co.	3.0
6. Merck & Co., Inc.	3.0
7. Cisco Systems, Inc.	2.9
8. American International Group, Inc.	2.9
9. UnitedHealth Group, Inc.	2.7
10. Yahoo!, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	24.0
Health Care	16.7
Information Technology	16.1
Consumer Discretionary	13.1
Energy	8.3
Industrials	7.1
Materials	5.2
Utilities	4.9
Consumer Staples	3.6

99.0

6

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 97.5%		Shares	Value
CONSUMER DISCRETIONARY – 13.1%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		100,909	$9,593,419
PulteGroup, Inc. (Household Durables)		689,697	13,897,395
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	36,610	15,892,035
Expedia, Inc. (Internet & Catalog Retail)		95,070	10,395,904
Lowe’s Cos., Inc. (Specialty Retail)		142,520	9,544,564
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		60,280	7,978,661

			67,301,978

CONSUMER STAPLES – 3.6%
Keurig Green Mountain, Inc. (Food Products)		139,330	10,676,858
Colgate-Palmolive Co. (Household Products)		121,360	7,938,158

			18,615,016

ENERGY – 8.3%
Baker Hughes, Inc. (Energy Equip. & Svs.)		116,430	7,183,731
Apache Corp. (Oil, Gas & Consumable Fuels)		186,210	10,731,282
Chevron Corp. (Oil, Gas & Consumable Fuels)		94,750	9,140,532
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		391,400	8,509,036
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		118,830	7,069,197

			42,633,778

FINANCIALS – 22.5%
Citigroup, Inc. (Banks)		401,850	22,198,194
Citizens Financial Group, Inc. (Banks)		271,290	7,408,930
JPMorgan Chase & Co. (Banks)		244,190	16,546,314
Wells Fargo & Co. (Banks)		275,550	15,496,932
E*TRADE Financial Corp. (Capital Markets)	(a)	271,520	8,132,024
American Express Co. (Consumer Finance)		59,410	4,617,345
American International Group, Inc. (Insurance)		239,160	14,784,871
Genworth Financial, Inc. Class A (Insurance)	(a)	994,830	7,530,863
Hartford Financial Services Group, Inc. / The (Insurance)		211,270	8,782,494
American Homes 4 Rent (Real Estate Investment Trusts)		649,230	10,413,649

			115,911,616

HEALTH CARE – 16.7%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	48,541	8,774,757
Amgen, Inc. (Biotechnology)		88,670	13,612,618
Medtronic PLC (Health Care Equip. & Supplies)		179,210	13,279,461
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	130,650	11,620,011
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		115,194	14,053,668
AbbVie, Inc. (Pharmaceuticals)		138,776	9,324,359
Merck & Co., Inc. (Pharmaceuticals)		269,850	15,362,561

			86,027,435

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 7.1%
Boeing Co. / The (Aerospace & Defense)		60,370	$8,374,526
United Continental Holdings, Inc. (Airlines)	(a)	187,050	9,915,520
Rockwell Automation, Inc. (Electrical Equip.)		77,070	9,606,005
PACCAR, Inc. (Machinery)		130,695	8,339,648

			36,235,699

INFORMATION TECHNOLOGY – 16.1%
Cisco Systems, Inc. (Communications Equip.)		550,530	15,117,554
Yahoo!, Inc. (Internet Software & Svs.)	(a)	354,920	13,944,807
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	94,497	9,279,605
Microsoft Corp. (Software)		464,120	20,490,898
Apple, Inc. (Tech. Hardware, Storage & Periph.)		84,245	10,566,429
EMC Corp. (Tech. Hardware, Storage & Periph.)		509,530	13,446,497

			82,845,790

MATERIALS – 5.2%
Albemarle Corp. (Chemicals)		96,050	5,308,684
LyondellBasell Industries NV Class A (Chemicals)		116,410	12,050,763
Steel Dynamics, Inc. (Metals & Mining)		443,296	9,182,877

			26,542,324

UTILITIES – 4.9%
AES Corp. (Ind. Power & Renewable Elec.)		974,371	12,920,159
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	688,830	12,392,052

			25,312,211

Total Common Stocks (Cost $460,359,443)			$501,425,847

Master Limited Partnerships – 1.5%		Shares	Value
FINANCIALS – 1.5%
KKR & Co. LP (Capital Markets)		344,830	$7,879,366

Total Master Limited Partnerships (Cost $7,250,558)			$7,879,366

Money Market Funds – 2.1%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		10,822,000	$10,822,000

Total Money Market Funds (Cost $10,822,000)			$10,822,000

Total Investments – 101.1% (Cost $478,432,001)	(b)		$520,127,213
Liabilities in Excess of Other Assets – (1.1)%			(5,557,319)

Net Assets – 100.0%			$514,569,894

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Commercial Paper (2)	54.0
U.S. Government Agency Issues	4.1
Money Market Funds and Other Net Assets	41.9

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets

1. Prudential Funding LLC 0.030%, 07/01/2015	4.6
2. U.S. Bank 0.050%, 07/01/2015	4.6
3. Federated Prime Cash Obligations Fund – Institutional Class	4.6
4. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4.6
5. First American Prime Obligations Fund – Class Z	4.6
6. Wal-Mart Stores, Inc. 0.050%, 07/06/2015	4.6
7. Exxon Mobil Corp. 0.080%, 07/06/2015	4.6
8. Nestle Capital Corp. 0.060%, 07/20/2015	4.6
9. Johnson & Johnson 0.050%, 07/24/2015	4.6
10. Toyota Motor Credit Corp. 0.100%, 07/13/2015	4.6

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	22.3
Consumer Staples	9.1
Information Technology	8.6
Energy	5.3
Health Care	4.6
Consumer Discretionary	4.1

54.0

8

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Commercial Paper – 54.0%		(b) Rate	Maturity	Face Amount	Amortized Cost
CONSUMER DISCRETIONARY – 4.1%
Walt Disney Co. / The (Media)	(a)	0.070%	07/01/2015	$8,000,000	$8,000,000

CONSUMER STAPLES – 9.1%
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.050%	07/06/2015	9,000,000	8,999,938
Nestle Capital Corp. (Food Products)	(a)	0.060%	07/20/2015	9,000,000	8,999,715

					17,999,653

ENERGY – 5.3%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.080%	07/16/2015	1,500,000	1,499,950
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.080%	07/06/2015	9,000,000	8,999,900

					10,499,850

FINANCIALS – 22.3%
U.S. Bank (Commercial Banks)		0.050%	07/01/2015	9,000,000	9,000,000
American Honda Finance Corp. (Consumer Finance)		0.110%	07/23/2015	9,000,000	8,999,395
John Deere Capital Corp. (Consumer Finance)	(a)	0.120%	07/21/2015	8,000,000	7,999,466
Toyota Motor Credit Corp. (Consumer Finance)		0.100%	07/13/2015	9,000,000	8,999,700
Prudential Funding LLC (Insurance)		0.030%	07/01/2015	9,000,000	9,000,000

					43,998,561

HEALTH CARE – 4.6%
Johnson & Johnson (Pharmaceuticals)	(a)	0.050%	07/24/2015	9,000,000	8,999,713

INFORMATION TECHNOLOGY – 8.6%
International Business Machines Corp. (IT Services)	(a)	0.090%	07/27/2015	9,000,000	8,999,415
Microsoft Corp. (Software)	(a)	0.070%	07/22/2015	8,000,000	7,999,673

					16,999,088

Total Commercial Paper (Cost $106,496,865)					$106,496,865

U.S. Government Agency Issues – 4.1%		Rate	Maturity	Face Amount	Amortized Cost
Federal Home Loan Bank		0.030%	07/15/2015	$8,000,000	$7,999,907

Total U.S. Government Agency Issues (Cost $7,999,907)					$7,999,907

Money Market Funds – 13.7%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class		0.070%	07/01/2015	9,000,000	$9,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		0.100%	07/01/2015	9,000,000	9,000,000
First American Prime Obligations Fund – Class Z		0.030%	07/01/2015	9,000,000	9,000,000

Total Money Market Funds (Cost $27,000,000)					$27,000,000

Total Investments – 71.8% (Cost $141,496,772)	(c)				$141,496,772
Other Assets in Excess of Liabilities – 28.2%					55,694,038

Net Assets – 100.0%					$197,190,810

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $61,497,870, or 31.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Rate presented is the effective yield at the time of purchase.

(c)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of June 30, 2015

Average Annual Returns:
One year	0.78%
Five years	3.79%
Ten years	3.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Bond Portfolio returned -0.58% versus -0.46% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had small negative returns for the six-month period because U.S. Treasury yields increased across much of the yield curve, particularly on the long end, and credit spreads widened marginally. For the six-month period, the 10-year Treasury yield increased 18 basis points and the 30-year Treasury yield increased 37 basis points. Interest rates moved higher in anticipation of the Federal Reserve beginning to tighten credit later this year. As measured by the Index, credit spreads widened 4 basis points during the period. Credit spreads widened, primarily because of weakness in energy-related industries as a result of the collapse in oil prices last year and, to a lesser extent, from shareholder-friendly actions taken by companies that increased leverage marginally.

The Portfolio under-performed the Index by 12 basis points during the six-month period, primarily due to the Portfolio’s expenses. For the period, the Portfolio’s expense ratio was 32 basis points (not annualized). Other factors impacting relative performance include the Portfolio’s duration, its credit quality and the allocation to the energy sector. The Portfolio’s duration positioning benefited relative performance because the Portfolio’s duration was approximately 0.25 years short of the Index during a time period when Treasury yields rose. The Portfolio’s credit quality stratification also benefited relative performance. The Portfolio was under-weighted in A and AA rated securities, which under-performed, and was over-weighted in BBB rated securities which outperformed. The approximate 2% weighting in BB rated securities also added to relative performance. (1)

With the exception of one industry sector, differences in industry weighting between the Portfolio and the Index had little impact on relative performance. The Portfolio had a 4% under-weighting to the oil and gas sector at the start of the year, but after the energy sector performed so poorly early in the year, bonds in the oil and gas sector were purchased, bringing the allocation to this sector to a near 1% over-weighting by the end of the first-half. The increase in the weighting to the oil and gas sector benefited relative performance because this sector performed very well late in the first-half of 2015. The approximate 10% under-weighting in the banking sector had little impact on relative performance because the banking sector performed about as well as the Index did overall. The Portfolio was over-weighted in the utilities sector by approximately 4% and this had a minor negative impact on relative performance because utilities under-performed. The approximate 4% under-weighting to the telecommunications sector also benefited relative performance because this sector underperformed. (1)

Because the U.S. economy continues its slow growth, and there were no significant leveraging events during the first half of 2015, the credit quality of the holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were Time Warner Cable, Inc., The Allstate Corp., Chesapeake Energy Corp., South Carolina Electric and Gas Co., and American International Group, Inc. All but one of these bonds have long maturities, and their bond prices were negatively impacted as interest rates rose during the period. In addition to having a long maturity, the price of the Time Warner Cable, Inc. bond was hurt when its merger with Comcast Corp. was called off and the company later agreed to a merger with Charter Communications, Inc. The price of the Chesapeake Energy Corp. security was negatively impacted by low oil prices. (1)

The five best performing bonds were The Williams Cos., Inc., Southwestern Energy Co., Targa Resources Partners LP, Kohl’s Corp., and LG&E and KU Energy LLC. The Williams Cos., Inc., bond performed very well on news that the holding company would be merged into its operating company. One energy-related name, Targa Resources Partners LP, was both bought and sold during the six-month period to take advantage of the opportunities available in the energy sector. (1)

We expect the U.S. economy to continue to grow through the end of the year. While concerns regarding China and Greece have made their way into the headlines, the risks to both regions should not impact the U.S. economy. The corporate profit picture looks positive but shareholder-friendly actions taken by companies will increase leverage and could pressure credit spreads. We can also expect rising interest rates as the year progresses because the Federal Reserve will likely begin to tighten the federal funds rate sometime in the second half of the year. For this reason, we expect to maintain the duration of the Portfolio short of the Index duration. Interest rates are so low now that the risk for fixed income investors is a rise in rates. Because the outlook for corporate profits continues to be good, we plan to continue to overweight what we consider to be solid BBB investment grade bonds. We also expect to add some BB high yield bonds to the Portfolio if credit spreads for these securities widen. We would rather take credit risk than interest rate risk given the low level of interest rates. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Corporate Bonds (3)	97.2
Asset-Backed Securities (3)	0.6
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets

1. Fifth Third Bancorp 4.500%, 06/01/2018	1.2
2. Union Electric Co. 6.400%, 06/15/2017	1.0
3. Janus Capital Group, Inc. 6.700%, 06/15/2017	1.0
4. Prudential Financial, Inc. 6.100%, 06/15/2017	1.0
5. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.0
6. CSX Corp. 5.600%, 05/01/2017	1.0
7. Bunge NA Finance LP 5.900%, 04/01/2017	1.0
8. Comerica Bank 5.750%, 11/21/2016	1.0
9. Weatherford International Ltd. 6.000%, 03/15/2018	1.0
10. Hartford Financial Services Group, Inc. / The 5.375%, 03/15/2017	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	26.4
Energy	16.8
Utilities	12.0
Industrials	10.6
Consumer Discretionary	9.0
Health Care	6.1
Information Technology	5.7
Materials	5.1
Consumer Staples	4.1
Telecommunication Services	2.0

97.8

11	(continued)

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds – 97.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 9.0%
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	$1,000,000	$983,441
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	883,669
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	206,000	193,130
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	553,919
Mattel, Inc. (Leisure Products)		2.350%	05/06/2019	1,000,000	997,568
Mattel, Inc. (Leisure Products)		3.150%	03/15/2023	625,000	604,379
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,351,708
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	731,260
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,050,889
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	270,081
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	425,000	348,240
Time Warner, Inc. (Media)		2.100%	06/01/2019	1,400,000	1,389,786
Viacom, Inc. (Media)		4.850%	12/15/2034	1,500,000	1,383,257
Walt Disney Co. / The (Media)		3.700%	12/01/2042	925,000	846,322
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	925,000	978,808
AutoZone, Inc. (Specialty Retail)		3.125%	07/15/2023	925,000	895,838
Bed Bath & Beyond, Inc. (Specialty Retail)		5.165%	08/01/2044	900,000	890,363

					14,352,658

CONSUMER STAPLES – 4.1%
Anheuser-Busch Cos., LLC (Beverages)		5.500%	01/15/2018	750,000	824,456
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.000%	01/17/2043	750,000	685,949
CVS Health Corp. (Food & Staples Retailing)		5.750%	06/01/2017	301,000	325,243
Kroger Co. / The (Food & Staples Retailing)		2.950%	11/01/2021	900,000	895,544
Sysco Corp. (Food & Staples Retailing)		4.350%	10/02/2034	900,000	909,000
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,602,162
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,347,329

					6,589,683

ENERGY – 16.8%
Ensco PLC (Energy Equip. & Svs.)		5.200%	03/15/2025	900,000	889,791
Noble Holding International Ltd. (Energy Equip. & Svs.)		4.000%	03/16/2018	900,000	920,993
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.950%	04/01/2025	1,000,000	984,619
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,596,049
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,054,080
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,041,702
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		4.875%	04/15/2022	1,000,000	870,000
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.500%	06/01/2025	900,000	886,496
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		3.350%	05/15/2025	1,350,000	1,332,054
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	900,000	888,502
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	400,000	394,269
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	1,000,000	1,002,810
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,000,510
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	921,737
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,062,923
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	831,792
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	909,481
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	12/01/2024	1,000,000	977,500
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3.700%	12/01/2022	1,400,000	1,279,509
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	1,001,416
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	1,300,000	1,363,059
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	937,367
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,367,314
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.050%	01/23/2020	900,000	924,186
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,350,129
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.750%	06/24/2044	1,000,000	925,047

					26,713,335

FINANCIALS – 26.4%
Bank of America Corp. (Banks)		5.650%	05/01/2018	1,000,000	1,097,966
Bank of America Corp. (Banks)		4.200%	08/26/2024	500,000	498,087
Citigroup, Inc. (Banks)		4.400%	06/10/2025	900,000	895,296
Comerica Bank (Banks)		5.750%	11/21/2016	1,500,000	1,598,994
Fifth Third Bancorp (Banks)		4.500%	06/01/2018	1,750,000	1,852,685
KeyCorp (Banks)		5.100%	03/24/2021	500,000	554,194
PNC Bank NA (Banks)		3.250%	06/01/2025	850,000	828,821
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	1,400,000	1,406,898
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	954,987
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,400,000	1,379,445
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,632,186

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	$1,250,000	$1,265,268
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	941,241
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,057,036
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,375,481
Ally Financial, Inc. (Consumer Finance)		5.125%	09/30/2024	1,000,000	1,002,500
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	925,000	924,441
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	814,441
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	900,000	902,614
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,106,276
Moody’s Corp. (Diversified Financial Svs.)		5.250%	07/15/2044	1,000,000	1,024,593
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,438,184
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	526,195
American International Group, Inc. (Insurance)		3.875%	01/15/2035	1,400,000	1,264,785
Hartford Financial Services Group, Inc. / The (Insurance)		5.375%	03/15/2017	1,500,000	1,593,770
Liberty Mutual Group, Inc. (Insurance)	(a)	4.850%	08/01/2044	1,500,000	1,444,116
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,393,564
Metropolitan Life Global Funding I (Insurance)	(a)	2.300%	04/10/2019	1,500,000	1,508,269
New York Life Global Funding (Insurance)	(a)	2.150%	06/18/2019	1,000,000	1,001,832
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,629,681
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	897,970
Camden Property Trust (Real Estate Investment Trusts)		4.250%	01/15/2024	500,000	513,701
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,332,269
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,402,180
HCP, Inc. (Real Estate Investment Trusts)		4.000%	06/01/2025	1,500,000	1,466,262
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	1,475,000	1,508,888

					42,035,116

HEALTH CARE – 6.1%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,064,141
Baxalta, Inc. (Biotechnology)	(a)	4.000%	06/23/2025	1,400,000	1,390,844
Gilead Sciences, Inc. (Biotechnology)		4.500%	02/01/2045	900,000	893,127
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	546,273
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	550,907
Express Scripts Holding Co. (Health Care Providers & Svs.)		2.250%	06/15/2019	1,400,000	1,387,644
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	429,362
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.700%	04/01/2019	1,000,000	1,007,561
AbbVie, Inc. (Pharmaceuticals)		2.900%	11/06/2022	1,425,000	1,378,575
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,112,711

					9,761,145

INDUSTRIALS – 10.0%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	854,739
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,028,106
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	920,609
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,367,560
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,473,055
American Airlines Group, Inc. (Airlines)	(a)	4.625%	03/01/2020	1,000,000	967,500
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	557,927
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,369,761
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	521,785
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,391,340
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	900,000	887,522
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,616,664
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	596,167
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,348,208
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	988,005

					15,888,948

INFORMATION TECHNOLOGY – 5.7%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	900,000	887,724
QUALCOMM, Inc. (Communications Equip.)		3.450%	05/20/2025	1,000,000	972,959
Denali Borrower LLC / Denali Finance Corp. (Computers & Peripherals)	(a)	5.625%	10/15/2020	900,000	946,125
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,000,000	1,104,148
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	1,500,000	1,433,273
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	900,000	923,756
Microsoft Corp. (Software)		3.500%	02/12/2035	400,000	364,499
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,474,769
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	1,000,000	936,210

					9,043,463

13	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS – 5.1%
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	$1,400,000	$1,311,128
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	1,009,683
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,013,966
Praxair, Inc. (Chemicals)		2.650%	02/05/2025	1,000,000	954,084
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	695,238
Freeport-McMoRan, Inc. (Metals & Mining)		3.550%	03/01/2022	925,000	855,266
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,358,425
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	1,000,000	859,159

					8,056,949

TELECOMMUNICATION SERVICES – 2.0%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	900,000	854,528
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,341,921
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	350,014
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	671,505

					3,217,968

UTILITIES – 12.0%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,086,105
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,581,858
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,010,833
Duke Energy Florida, Inc. (Electric Utilities)		4.550%	04/01/2020	500,000	549,053
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	494,337
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,624,940
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	954,938
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	439,987	547,328
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,643,427
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	500,000	482,569
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,089,847
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,104,664
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,308,328
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	1,425,000	1,305,162
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,120,865
LG&E and KU Energy LLC (Multi-Utilities)		4.375%	10/01/2021	1,000,000	1,083,465
Public Service Electric & Gas Co. (Multi-Utilities)		3.950%	05/01/2042	750,000	708,781
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,374,097

					19,070,597

Total Corporate Bonds (Cost $152,543,352)					$154,729,862

Asset-Backed Securities – 0.6%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.6%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$900,000	$882,000

Total Asset-Backed Securities (Cost $900,000)					$882,000

Money Market Funds – 0.7%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,186,000	$1,186,000

Total Money Market Funds (Cost $1,186,000)					$1,186,000

Total Investments – 98.5% (Cost $154,629,352)	(c)				$156,797,862
Other Assets in Excess of Liabilities – 1.5%					2,432,853

Net Assets – 100.0%					$159,230,715

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $8,999,921, or 5.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2015

Average Annual Returns:
One year	9.71%
Five years	14.12%
Ten years	7.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Omni Portfolio returned 4.55% versus 0.81% for the current benchmark, which is comprised of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The 374 basis points of outperformance for the Portfolio versus the benchmark is the result of several factors, including outperformance by the equity portion of the Portfolio versus the S&P 500 Index, and outperformance of the bond portion of the Portfolio versus the Merrill Lynch Index. The asset allocation decision to overweight stocks and underweight bonds versus the blended benchmark also benefited relative performance because stocks outperformed bonds for the six-month period. (1)

The year began with many thinking macroeconomic fundamentals had firmed amidst global monetary easing. While the U.S. Federal Reserve ended its historic bond-buying stimulus program, the European Central Bank continued its own stimulus measures and the Japanese Central Bank continued efforts to create growth and inflation. But the end of the Federal Reserve’s quantitative easing introduced new controversy, as investors shifted to debating the timing of potential interest rate hikes. Economic data points that traditionally would have been seen as positive indicators began to raise fears that yields could move higher sooner than expected. Meanwhile, Greece reappeared in the headlines, as its position within the European Union became more uncertain. The Greek government finally agreed to more austerity and it appears that Greece will receive another bailout. Domestically, the turmoil in the North American energy sector continued to work its way through the system, with a lack of consensus about the length and depth of the downturn. These uncertainties were compounded by fear of the potential return of Iranian oil to global markets.

For the six-month period ended June 30, 2015, the equity portion of the Portfolio returned 6.51% versus 1.23% for the S&P 500 Index, for outperformance of 528 basis points. The Portfolio’s best performing stocks for the first half of 2015 were Intercept Pharmaceuticals, Inc., Pharmacyclics, Inc., Valeant Pharmaceuticals International, Inc., Humana, Inc. and Clovis Oncology, Inc. The Portfolio’s worst per-

forming stocks were Hewlett-Packard Co., PVH Corp., VeriFone Systems, Inc., Avago Technologies Ltd., and Intel Corp. The top contributors to stock performance were Clovis Oncology, Inc., Pharmacyclics, Inc., Intercept Pharmaceuticals, Inc., Valeant Pharmaceuticals International, Inc., and Mylan, Inc. The top detractors from stock performance were Hewlett-Packard Co., PVH Corp., Intel Corp., Yahoo!, Inc., and Avago Technologies Ltd. (1)

During the past six months, the equity portion of the Portfolio was overweighted in the Health Care sector, which added 748 basis points to performance, and was also overweighted in the Consumer Discretionary sector, which contributed 35 basis points to performance. The overweighted equity position in the Financials sector added 75 basis points to performance, while the overweighted equity position in the Information Technology sector detracted 97 basis points of performance. The underweighted position in the Industrials sector detracted 43 basis points, while the slight overweight in the Materials sector detracted 24 basis points of performance. (1)

For the six-month period, the bond portion of the Portfolio had a return of -0.21% versus -0.46% for the Merrill Lynch Index, for outperformance of 25 basis points. Both the bond portion of the Portfolio and the Merrill Lynch Index had small negative returns because U.S. Treasury yields increased across much of the yield curve, particularly on the long end, and credit spreads widened marginally. U.S. Treasury yields increased in anticipation of the Federal Reserve beginning to tighten credit later this year. The bond portion of the Portfolio outperformed the Merrill Lynch Index primarily because the duration of the bond portion of the Portfolio was approximately 0.4 years shorter than the Merrill Lynch Index for much of the period, thus resulting in less bond price depreciation than the index as Treasury yields increased. The credit stratification of the bond portion of the Portfolio benefited performance because the Portfolio was under-weighted in A and AA rated bonds, which under-performed, and was over-weighted in BBB rated bonds, which outperformed. The increase in the weighting to the oil and gas sector, from a 7% under-weighting at the start of 2015 to a neutral weighting by mid-year, benefited relative performance because this sector performed poorly earlier in the year, and then performed very well after the weighting had been increased. The bond portion of the Portfolio included a position in U.S. Treasury securities, which ranged from 4% to 13% of bonds, and this benefited relative performance because credit spreads widened during the first half of 2015. (1)

Because the U.S. economy continued to grow, and there were no significant leveraging events during the six-month period, the credit quality of the bond holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were Time Warner Cable, Inc., South Carolina Electric and Gas Co., American International Group, Inc., Microsoft Corp., and Burlington Northern Sante Fe, LLC. All of these bonds have long maturities, and their bond prices were hurt as interest rates increased during the period. The five best performing bonds were Southwestern Energy Co., Kohl’s Corp., Noble Holding International Ltd., Newmont Mining Corp., and Hospira, Inc. (1)

We remain optimistic on the prospects for stocks for the balance of the year. While concerns regarding China and Greece have made their way into the headlines again, the risks to both regions should be contained. The Chinese government still has many levers to pull to stimulate its economy, and it appears that Greece will continue to be a member of the European Union. The corporate profit picture looks positive and the stock market seems well prepared for an

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

increase in interest rates as the Federal Reserve begins to raise its Federal Funds rate. With valuations “fair” at this point, we believe our continued focus on companies with a strong competitive position and an ability to gain market share will benefit stock performance going forward. Because of the positive outlook for stocks and the expectation for higher interest rates, we expect to remain approximately 5% over-weighted in stocks versus the blended benchmark. We will plan for the allocation to bonds to, therefore, be less than the weighting in the blended benchmark. Because we expect higher interest rates later in 2015, we expect that the duration of the bond portion of the Portfolio will be maintained shorter than the Merrill Lynch Index. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	75.7
Corporate Bonds (3)	20.4
U.S. Treasury Obligations	2.4
Asset-Backed Securities (3)	0.2
Money Market Funds and Other Net Assets	1.3

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Apple, Inc.	2.9
2. Microsoft Corp.	1.9
3. Allergan PLC	1.9
4. Citigroup, Inc.	1.9
5. Prudential Financial, Inc.	1.9
6. Mylan NV	1.8
7. Thermo Fisher Scientific, Inc.	1.8
8. Hewlett-Packard Co.	1.7
9. MetLife, Inc.	1.6
10. JPMorgan Chase & Co.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	18.7
Financials	17.5
Health Care	17.2
Consumer Discretionary	16.2
Industrials	8.4
Energy	7.2
Consumer Staples	4.4
Materials	4.4
Utilities	1.9
Telecommunication Services	0.4

96.3

16

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 75.7%		Shares	Value
CONSUMER DISCRETIONARY – 14.2%
Johnson Controls, Inc. (Auto Components)		14,249	$705,753
Jarden Corp. (Household Durables)	(a)	13,350	690,862
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,792	777,889
CBS Corp. Class B (Media)		13,728	761,904
Time Warner, Inc. (Media)		8,501	743,072
Viacom, Inc. Class B (Media)		11,531	745,364
Walt Disney Co. / The (Media)		6,860	783,000
Lowe’s Cos., Inc. (Specialty Retail)		11,138	745,912
Tiffany & Co. (Specialty Retail)		4,844	444,679
PVH Corp. (Textiles, Apparel & Luxury Goods)		6,740	776,448

			7,174,883

CONSUMER STAPLES – 3.1%
Mondelez International, Inc. Class A (Food Products)		19,005	781,866
Tyson Foods, Inc. Class A (Food Products)		17,925	764,143

			1,546,009

ENERGY – 3.1%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		8,827	689,036
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		12,398	737,557
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	3,895	140,687

			1,567,280

FINANCIALS – 12.9%
Bank of America Corp. (Banks)		45,511	774,597
BankUnited, Inc. (Banks)		10,505	377,445
Citigroup, Inc. (Banks)		17,200	950,128
JPMorgan Chase & Co. (Banks)		12,118	821,116
Capital One Financial Corp. (Consumer Finance)		8,767	771,233
Hartford Financial Services Group, Inc. / The (Insurance)		17,637	733,170
Lincoln National Corp. (Insurance)		5,986	354,491
MetLife, Inc. (Insurance)		14,742	825,405
Prudential Financial, Inc. (Insurance)		10,813	946,354

			6,553,939

HEALTH CARE – 15.8%
Amgen, Inc. (Biotechnology)		4,601	706,345
Celgene Corp. (Biotechnology)	(a)	4,022	465,486
Receptos, Inc. (Biotechnology)	(a)	3,320	630,966
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		10,094	737,569
Aetna, Inc. (Health Care Providers & Svs.)		4,456	567,962
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	8,157	740,003
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		6,936	900,015
Allergan PLC (Pharmaceuticals)	(a)	3,167	961,058
Mylan NV (Pharmaceuticals)	(a)	13,485	915,092
Pfizer, Inc. (Pharmaceuticals)		18,856	632,242
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	3,260	724,209

			7,980,947

INDUSTRIALS – 6.5%
Honeywell International, Inc. (Aerospace & Defense)		7,074	721,336
Lockheed Martin Corp. (Aerospace & Defense)		4,071	756,799
FedEx Corp. (Air Freight & Logistics)		4,255	725,052
General Electric Co. (Industrial Conglomerates)		13,160	349,661
Xylem, Inc. (Machinery)		20,574	762,678

			3,315,526

INFORMATION TECHNOLOGY – 16.6%
Cisco Systems, Inc. (Communications Equip.)		26,636	731,424
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	8,873	760,993
Google, Inc. Class A (Internet Software & Svs.)	(a)	631	340,765
Google, Inc. Class C (Internet Software & Svs.)	(a)	570	296,691
MasterCard, Inc. Class A (IT Svs.)		8,250	771,210
Avago Technologies Ltd. (Semiconductors & Equip.)		5,737	762,619
Intel Corp. (Semiconductors & Equip.)		24,452	743,707
Microsoft Corp. (Software)		21,985	970,638
Oracle Corp. (Software)		17,086	688,566
Apple, Inc. (Tech. Hardware, Storage & Periph.)		11,822	1,482,774
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		28,384	851,804

			8,401,191

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)	Shares	Value
MATERIALS – 3.5%
Dow Chemical Co. / The (Chemicals)	14,553	$744,677
Huntsman Corp. (Chemicals)	30,250	667,618
Monsanto Co. (Chemicals)	3,247	346,098

		1,758,393

Total Common Stocks (Cost $36,832,497)		$38,298,168

Corporate Bonds – 20.4%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.0%
General Motors Co. (Automobiles)		5.000%	04/01/2035	$100,000	$98,185
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	11,000	10,313
Mattel, Inc. (Leisure Products)		3.150%	03/15/2023	75,000	72,525
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	100,000	108,137
Comcast Corp. (Media)		5.875%	02/15/2018	75,000	83,189
Discovery Communications, LLC (Media)		3.300%	05/15/2022	75,000	73,659
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	75,000	61,454
Time Warner, Inc. (Media)		2.100%	06/01/2019	100,000	99,270
Viacom, Inc. (Media)		4.250%	09/01/2023	75,000	75,499
Walt Disney Co. / The (Media)		3.700%	12/01/2042	75,000	68,621
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	79,363
AutoZone, Inc. (Specialty Retail)		3.125%	07/15/2023	75,000	72,636
Bed Bath & Beyond, Inc. (Specialty Retail)		5.165%	08/01/2044	100,000	98,929

					1,001,780

CONSUMER STAPLES – 1.3%
Anheuser-Busch Cos., LLC (Beverages)		5.500%	01/15/2018	150,000	164,891
CVS Health Corp. (Food & Staples Retailing)		5.750%	06/01/2017	45,000	48,624
Kroger Co. / The (Food & Staples Retailing)		2.950%	11/01/2021	100,000	99,505
Sysco Corp. (Food & Staples Retailing)		4.350%	10/02/2034	100,000	101,000
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	160,216
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	110,155

					684,391

ENERGY – 4.1%
Ensco PLC (Energy Equip. & Svs.)		5.200%	03/15/2025	100,000	98,866
Noble Holding International Ltd. (Energy Equip. & Svs.)		4.000%	03/16/2018	100,000	102,332
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	159,605
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	105,408
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	103,674
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.500%	06/01/2025	100,000	98,500
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		3.350%	05/15/2025	150,000	148,006
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	100,000	98,722
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	100,000	98,567
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	100,000	100,281
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	97,408
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	75,038
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	167,027
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	146,787
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3.700%	12/01/2022	100,000	91,393
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	100,000	104,851
Shell International Finance BV (Oil, Gas & Consumable Fuels)		3.250%	05/11/2025	100,000	98,871
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.050%	01/23/2020	100,000	102,687
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	71,059

					2,069,082

FINANCIALS – 4.6%
Bank of America Corp. (Banks)		5.750%	08/15/2016	75,000	78,530
Citigroup, Inc. (Banks)		5.850%	08/02/2016	75,000	78,690
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	99,477
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	96,998
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	99,231
KeyBank NA (Banks)		5.700%	11/01/2017	150,000	162,964
PNC Bank NA (Banks)		3.250%	06/01/2025	150,000	146,262
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	100,000	100,493
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	77,028
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	100,000	98,532
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	110,966
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	75,000	75,916
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	75,000	77,371
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	75,000	74,955

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	$150,000	$162,888
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	100,000	100,291
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	75,694
Allstate Corp. / The (Insurance)		3.150%	06/15/2023	75,000	74,997
American International Group, Inc. (Insurance)		3.875%	01/15/2035	100,000	90,342
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	99,540
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	75,000	72,808
Camden Property Trust (Real Estate Investment Trusts)		3.500%	09/15/2024	100,000	97,305
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	75,000	73,799
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	75,000	76,723

					2,301,800

HEALTH CARE – 1.4%
Baxalta, Inc. (Biotechnology)	(b)	4.000%	06/23/2025	100,000	99,346
Gilead Sciences, Inc. (Biotechnology)		4.500%	02/01/2045	100,000	99,236
Anthem, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	162,865
Express Scripts Holding Co. (Health Care Providers & Svs.)		2.250%	06/15/2019	100,000	99,117
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	75,000	75,770
AbbVie, Inc. (Pharmaceuticals)		2.900%	11/06/2022	75,000	72,557
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	75,000	80,686

					689,577

INDUSTRIALS – 1.7%
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	92,061
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	75,000	77,529
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	83,689
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	99,381
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	100,000	98,614
ERAC U.S.A. Finance LLC (Road & Rail)	(b)(c)	6.375%	10/15/2017	150,000	164,862
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	74,521
Ryder System, Inc. (Road & Rail)		2.650%	03/02/2020	100,000	99,753
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	98,801

					889,211

INFORMATION TECHNOLOGY – 2.1%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	100,000	98,636
QUALCOMM, Inc. (Communications Equip.)		3.450%	05/20/2025	100,000	97,296
Denali Borrower LLC / Denali Finance Corp. (Computers & Peripherals)	(b)	5.625%	10/15/2020	100,000	105,125
Amphenol Corp. (Electronic Equip., Instr. & Comp.)		3.125%	09/15/2021	100,000	99,962
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	165,622
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	100,000	95,552
KLA-Tencor Corp. (Semiconductors & Equip.)		3.375%	11/01/2019	100,000	102,640
Microsoft Corp. (Software)		3.500%	02/12/2035	100,000	91,125
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	98,318
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	93,621

					1,047,897

MATERIALS – 0.9%
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	72,521
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	93,652
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	77,249
Freeport-McMoRan, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	69,346
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	71,496
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	75,000	64,437

					448,701

TELECOMMUNICATION SERVICES – 0.4%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	100,000	94,948
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	61,767
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	71,947

					228,662

UTILITIES – 1.9%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	75,000	79,093
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	162,494
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	163,697
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	71,620
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	164,343
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	75,000	72,385
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	78,500

19	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	$75,000	$68,693
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	98,150

					958,975

Total Corporate Bonds (Cost $10,239,962)					$10,320,076

Asset-Backed Securities – 0.2%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.2%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$100,000	$98,000

Total Asset-Backed Securities (Cost $100,000)					$98,000

U.S. Treasury Obligations – 2.4%		Rate	Maturity	Face Amount	Value
United States Treasury Note		1.125%	04/30/2020	$400,000	$390,438
United States Treasury Note		2.125%	06/30/2021	200,000	202,297
United States Treasury Note		2.000%	02/15/2025	400,000	388,062
United States Treasury Note		2.500%	02/15/2045	300,000	262,781

Total U.S. Treasury Obligations (Cost $1,253,410)					$1,243,578

Money Market Funds – 1.1%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				540,000	$540,000

Total Money Market Funds (Cost $540,000)					$540,000

Total Investments – 99.8% (Cost $48,965,869)	(d)				$50,499,822
Other Assets in Excess of Liabilities – 0.2%					92,516

Net Assets – 100.0%					$50,592,338

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $467,833, or 0.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

20

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of June 30, 2015

Average Annual Returns:
One year	-5.82%
Five years	7.42%
Ten years	3.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the International Portfolio returned 5.74% versus 4.03% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

Global equity markets modestly appreciated in the first half, returning 2.66%, as measured by the MSCI AC World Index. Developed markets, up 5.52% as measured by the MSCI EAFE Index, beat Emerging Markets, up 2.95% as measured by the MSCI Emerging Markets Index. The U.S. stock market, as measured by MSCI USA, trailed both developed and emerging markets, returning 1.40% over the period. Asian markets had a strong half, as both Japan and China, as measured by MSCI Japan and MSCI China, rallied 13.62% and 14.65%, respectively.

Economic activity and inflation expectations across the non-U.S. markets varied by country and region, influenced by central bank policy and geopolitical events. Consensus expectations for global growth remain modest at 2.7% for the full year. For the first half of 2015, the U.S. economy weakened, as the strength in the U.S. dollar hindered manufacturing activity, but the European and Japanese economies both strengthened due to substantial monetary easing. Early in the year, with short-term interest rates already below zero, the European Central Bank (“ECB”) began its 1.1 trillion euro asset purchase program.

The ECB’s quantitative easing program, which started six years after the U.S. Federal Reserve began its own quantitative easing (“QE”) program sent the euro tumbling, about 12% in the first quarter this year and a total cumulative decline of 20% during the prior 52 weeks. Also in the first half of 2015, European equity market volatility rose, as the uncertainty with the ongoing situation in Greece continued. A referendum vote called by the Greek government during the first week of the July should bring greater visibility for markets regardless of the outcome. Unlike the last threat of a Greek default, contagion to other European countries and to the overall economic recovery in Europe appears to be limited. Economic conditions have improved across the broader euro zone due to stronger consumer and business sentiment, an unambiguously stimulative ECB policy stance, subdued inflation, and rising household consumption. Reversing the direction from last quarter, European bond yields rose and the spread between U.S. Treasuries and German bunds tightened.

European markets strengthened during the period, as measured by MSCI AC Europe Index, which was up 3.82% for U.S. dollar based investors and up 7.25% in local returns. For most of the period, European equities traded at higher levels, but the news in late June that Greece rejected bailout terms set by the ECB and International Monetary Fund (“IMF”) sent the markets lower. Despite the volatility and uncertainty caused by a potential Greek exit from the euro, overall sentiment throughout the euro zone was positive as oil prices stabilized and borrowing costs remained low. Denmark led developed European markets higher (up 18.55%), followed by Ireland (up 12.43%), due to strong gross domestic product (“GDP”) growth and a fifth straight year of fiscal outperformance. In Germany, consumer confidence, which was aided by a strong labor market, hit a 13-year high and household consumption grew. In Spain, where the 2015 GDP forecast of 2.9% exceeds the forecasts for the U.S. and the UK, household consumption increased 0.7% during the first quarter. French consumer spending and business investment exceeded expectations. However, Spanish equities underperformed during the period, declining 2.61% after the anti-austerity party Podemos won several key local races in regional elections, leading to concerns that Spain could follow the same political path as Greece. The UK election results surprised the market, as the Conservative party won a strong majority, which eased investor uncertainty.

Japanese structural reforms under the “three arrows” of Japan’s Abenomics are slowly taking effect, improving the growth and long run inflation outlook. After GDP growth soared by 1.0% in the first quarter of 2015, the second quarter was a steady, uneventful quarter for Japan with no major economic reform announcements. Japanese corporate data has been very strong year-to-date, with an ongoing earnings ‘boom’ given the sustained weakness of the yen, cheaper energy prices, and a nascent economic recovery following last year’s slowdown. Unemployment fell to its lowest level since 1997. Inflation remained below the Bank of Japan’s (“BOJ”) 2% target, although it is expected to accelerate later in the year. The yen fell to a 13-year low versus the dollar in June before strengthening after Bank of Japan Governor Kuroda said that the currency was “very” weak relative to its trading partners. Corporations continue to focus on shareholder-friendly reforms, which have resulted in higher dividend payouts, greater share repurchases, and higher profitability.

Emerging markets strengthened (up 2.95%) for the period, led by Eastern Europe (up 16.68%), as measured by MSCI EM Eastern Europe. MSCI Hungary and MSCI Russia rallied sharply, up 26.52% and 27.59%, respectively, as geopolitical events in the Ukraine stabilized. Asian markets outperformed, led by China and Taiwan, up 14.65% and 5.01% respectively, where China was aided by its dollar peg. After hitting a high in April, China fell nearly 11%, as growth slowed amid a slowdown in construction and manufacturing. To counter sputtering growth, the People’s Bank of China (“PBOC”) announced a series of accommodative measures, including cuts in the one-year lending and deposit rates and a cut in the Reserve Requirement Ratio for financial institutions. The combination of rate cuts and adjustment to the Reserve Requirement Ratio was last used during the 2008 financial crisis. In Indonesia, despite strong private consumption, GDP growth disappointed as first quarter growth came in at the slowest rate in five years on disappointing domestic growth and sluggish export demand. For the period, MSCI Indonesia trailed all emerging markets and was down 12.05%. In Brazil, a $65 billion infrastructure package was announced by the government to help revive economic growth.

21	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

For the reporting period, the MSCI USA Index (up 1.40%) underperformed both the MSCI Emerging Market Index (up 2.95%), and MSCI EAFE Index (up 5.52%). There was a strong divergence amongst country returns. The top performing major developed countries were Denmark (up 18.55%) and Japan (up 13.62%), while underperforming major markets included Canada (down 6.91%) and Spain (down 2.61%). In emerging markets, despite the strength of the dollar, leading major markets were Russia (up 27.59%), Hungary (up 26.52%) and China (up 14.65%), while laggards were Greece (down 25.66%) and Turkey (down 15.15%).

Country allocation remained a key driver of performance for the period, as it consistently has been in the past. In Asia, strong relative performance was driven by the Portfolio’s overweight allocation to Japanese equities, which reached their highest level in nineteen years. Equity purchases from the nation’s giant state-run pension fund GPIF, along with BOJ monetary stimulus, which will continue indefinitely, have had a large impact on Japanese equity returns. “Third Arrow” Growth Strategy has increased corporate payout ratios, focused companies on investor returns and prioritized labor reforms. “Third Arrow” implementation pushed shares higher, including technology exporter Murata Manufacturing Co. Ltd. (up 58.80%), pharmaceutical manufacturer Shionogi & Co. Ltd. (up 49.69%) and travel site Ikyu Corp. (up 91.28%). Elsewhere in Asia, the Portfolio’s underweight to China was a detractor during the period, as fiscal and monetary stimulus aided Chinese equities despite a late second quarter correction. Other Asian countries, including Indonesia and Thailand, experienced weaker growth amid slowing exports, which weighed on the Portfolio’s results. In Taiwan, Evergreen Marine Corp. Taiwan Ltd. (down 32.47%), an Asian container shipping company, declined as freight rates fell due to weak exports. (1)

Contributions from European equities and currencies were mixed during the period. High quality Danish companies led all developed European markets, returning 18.55%. Shares of Novo Nordisk AS (up 30.47%) rallied on positive news from the U.S. FDA, while local bank Sydbank AS returned 26.68% on improving credit quality and profitability. In response to unprecedented QE from the European Central Bank (“ECB”) and the prospect of interest rate hikes from the U.S. Federal Reserve later this year, the euro fell 7.92% during the period. Despite accelerating economies, the Portfolio’s allocations to Spain and Austria detracted from performance. Additionally, Spanish equities underperformed after anti-austerity party Podemos won several key local races in regional elections threatening to lead Spain down the same political path as Greece. During the period, Spanish Banco Santander SA (down 14.33%) and Austrian insurance company Uniqa Insurance Group (down 9.29%) underperformed. The Portfolio’s investments in Italy contributed positively, as the country’s economy expanded in the first quarter for the first time in over three years. Helped by the weaker euro, global auto company Fiat Chrysler Automobiles NV (up 26.03%) and eyewear designer Luxottica Group SpA (up 22.90%) contributed to relative performance. The Portfolio’s holdings in Ireland also benefitted from the weaker euro, including construction products and materials company CRH PLC (up 18.81%). Elsewhere, in Turkey, the Portfolio’s overweight detracted from performance, as the Turkish economy remained sluggish despite lower inflation expectations and a rate cut by Turkey’s Central Bank in February. In the United Kingdom, which continues to be mired in a weak fiscal condition with dual budgets, the Portfolio’s underweight contributed positively to relative performance.(1)

In the Americas, the Portfolio’s underweight allocation to Canada contributed positively, as Canada’s economy slowed on declining oil exports due to lower prices and weaker global demand. The Portfolio’s underweight to Brazil also contributed positively, as that country’s economy struggles with high inflation and a weak labor market.(1)

Elsewhere around the world, the Portfolio’s underweight positioning to Australian equities helped performance, as the commodity slump created a weak outlook in the period. (1)

The Portfolio used foreign exchange (“FX”) currency forwards to manage our currency exposure relative to the benchmark. In the period, the overall net returns of the FX forward positions contributed positively to performance. Significant positive contribution came principally from the Portfolio’s short positions versus the U.S. dollar in the Yen, Euro and the Canadian Dollar. (1)

We are consistently applying our long-term methodology, which seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels with favorable macroeconomic outlooks. We continue to find country and stock holdings attractive for the long-term.

The latest research shows that country effects have become even more influential in a well-diversified international portfolio. Portfolio management believes the greater importance of country divergences is likely to persist given the increasing fundamental divergences between countries (even within the euro area), increased macro instability related to sovereign indebtedness and varying trend growth.

The Portfolio maintained exposure to select healthy, high quality developed markets. Our highest conviction overweight investments in major developed markets include Japan and Germany. In Europe, our core view is that the euro area recovery and growth cycle are genuine and will carry on once the Greece situation is sorted out. In the Portfolio, we have high convictions in Germany, Spain and Ireland, which should benefit from quantitative easing. We are also overweight in favored Scandinavian countries, such as Norway, Sweden and Denmark. In other major European markets, we remain underweight the United Kingdom and France. France, in particular, is struggling to gain momentum as high unemployment, last year’s tax increases, public spending cuts and deteriorating corporate fundamentals are hampering economic activity. We expect that the European export-led economies will benefit from a weaker euro, low borrowing costs and an improving outlook as the year progresses. Across the Portfolio, we remain partially hedged vs. U.S. dollar appreciation, as we believe the divergence in growth expectations and inflation will continue to drive the dollar higher. We are currently underweight to emerging markets, as our view is the effects of the strong dollar and lower energy prices will benefit many emerging economies in the long-term; however, the slowdown in China and Asian export growth, and the uncertainty over Greece is a drag in the short-term. (1)

At the end of the period, our highest conviction overweight is Japanese companies. We continue to believe there are multiple reasons why the Japanese stock market is the most attractive over the medium to long-term. Reasons for maintaining our conviction include: (1) Japanese corporate earnings and sales revisions are among the strongest across all regions we monitor, (2) Japanese corporate profitability, measured by ROE, is at a 25-year high due to rising margins, (3) the yen has hit a 13-year low, following the BOJ’s stimulus announcement which is a strong support for Japanese equities and (4) the delay of the 2015 consumption tax hike. Our Japanese investments are composed mainly of exporting companies, which will benefit from the weaker yen, and domestic stocks

22	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

focused on tourism, which is booming as richer Asian tourists visit for the first time. Elsewhere in Asia, we maintained an overweight position in Taiwan on strength of the sovereign balance sheet and continued global tech demand. (1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with healthy balance sheets and strategic expansion opportunities. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of a global financial crisis, markets may see periods of volatility. However, as long-term investors, we feel that fundamentals are supportive of global growth in the mid to long term. The Portfolio managers expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, to underperform. Despite the expectation of the U.S. Federal Reserve to raise rates, we expect global financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	84.7
Preferred Stocks (3)	0.6
Money Market Funds and Other Net Assets	14.7

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Novo Nordisk A/S – ADR	2.9
2. Banco Santander SA	2.4
3. Kubota Corp.	2.1
4. Danske Bank A/S	2.1
5. Murata Manufacturing Co. Ltd.	1.9
6. Sekisui House Ltd.	1.9
7. Honda Motor Co. Ltd.	1.9
8. Aisin Seiki Co. Ltd.	1.8
9. Shionogi & Co. Ltd.	1.7
10. CRH PLC	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
Japan	28.8
Germany	12.2
Sweden	10.7
Denmark	9.5
Spain	7.4
Taiwan	4.8
Ireland	4.6
Norway	3.6
Italy	1.9
United States	1.3

23

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 84.7%		Shares	Value
Japan – 28.8%
Aisin Seiki Co. Ltd.	(c)	74,600	$3,171,935
Alps Electric Co. Ltd.	(c)	49,500	1,526,554
Asahi Kasei Corp.	(c)	221,000	1,812,771
Chugai Pharmaceutical Co. Ltd.	(c)	60,900	2,100,645
Disco Corp.	(c)	27,500	2,273,391
Fuji Heavy Industries Ltd.	(c)	74,700	2,746,777
HIS Co. Ltd.	(c)	22,500	766,285
Hitachi Ltd.	(c)	318,000	2,094,839
Honda Motor Co. Ltd.	(c)	102,500	3,312,783
Hoshino Resorts REIT, Inc.	(c)	138	1,524,684
Ikyu Corp.	(c)	87,100	1,860,058
Japan Hotel REIT Investment Corp.	(c)	1,850	1,231,091
Kawasaki Heavy Industries Ltd.	(c)	246,000	1,146,653
Kubota Corp.	(c)	232,700	3,689,777
Mitsui & Co. Ltd.	(c)	155,300	2,109,925
Murata Manufacturing Co. Ltd.	(c)	19,100	3,333,242
Nippon Express Co. Ltd.	(c)	307,000	1,508,421
Oriental Land Co. Ltd. / Japan	(c)	21,600	1,377,845
Osaka Gas Co. Ltd.	(c)	435,000	1,716,857
Resorttrust, Inc.	(c)	55,400	1,346,829
Sekisui House Ltd.	(c)	209,000	3,319,118
Shionogi & Co. Ltd.	(c)	77,600	3,007,250
Sumitomo Mitsui Financial Group, Inc.	(c)	54,000	2,404,036
Yamaha Motor Co. Ltd.	(c)	61,900	1,352,494

			50,734,260

Germany – 11.6%
Allianz SE	(c)	11,300	1,762,246
BASF SE	(c)	22,000	1,935,844
Bayer AG	(c)	15,800	2,212,633
Daimler AG	(c)	25,700	2,341,157
Deutsche Telekom AG	(c)	117,000	2,017,114
Dialog Semiconductor PLC	(a)(c)	52,000	2,811,889
HeidelbergCement AG	(c)	7,000	554,798
ProSiebenSat.1 Media AG	(c)	41,600	2,054,795
SAP SE	(c)	28,600	2,004,181
Siemens AG	(c)	10,700	1,082,534
Symrise AG	(c)	26,300	1,633,363

			20,410,554

Sweden – 10.7%
Hennes & Mauritz AB	(c)	68,900	2,651,872
Hoist Finance AB	(a)(b)(d)	19,380	146,112
Husqvarna AB	(c)	263,400	1,984,099
JM AB	(c)	38,200	1,041,128
Nordax Group AB	(a)(b)(d)	260,175	1,393,484
Nordea Bank AB	(c)	189,400	2,362,149
Peab AB	(c)	190,600	1,408,078
Skandinaviska Enskilda Banken AB	(c)	108,900	1,392,977
SKF AB	(c)	47,700	1,088,419
Swedbank AB	(c)	55,900	1,303,275
Telefonaktiebolaget LM Ericsson	(c)	135,100	1,407,084
Volvo AB	(c)	216,800	2,692,119

			18,870,796

Denmark – 9.5%
AP Moeller – Maersk A/S	(c)	1,121	2,026,813
Danske Bank A/S	(c)	124,000	3,645,226
DSV A/S	(c)	76,800	2,486,854
NKT Holding A/S	(c)	22,671	1,300,478
NNIT A/S	(a)(b)(d)	3,778	85,814
Novo Nordisk A/S – ADR		94,900	5,196,724
Sydbank A/S	(c)	50,800	1,940,456

			16,682,365

Spain – 7.4%
ACS Actividades de Construccion y Servicios SA	(c)	57,947	1,869,135
Amadeus IT Holding SA	(c)	18,600	742,516
Banco Bilbao Vizcaya Argentaria SA	(c)	184,200	1,815,098

Common Stocks (Continued)		Shares	Value
Spain (continued)
Banco Santander SA	(c)	600,770	$4,225,823
Cellnex Telecom SAU	(a)(b)(d)	7,740	130,944
Iberdrola SA	(c)	386,653	2,610,504
Inditex SA	(c)	51,500	1,679,791

			13,073,811

Taiwan – 4.8%
Asia Cement Corp.	(c)	572,000	676,424
AU Optronics Corp. – ADR		197,700	881,742
Chunghwa Telecom Co. Ltd.	(c)	266,000	848,891
First Financial Holding Co. Ltd.	(c)	2,029,000	1,242,895
Formosa Chemicals & Fibre Corp.	(c)	394,000	947,714
Fubon Financial Holding Co. Ltd.	(c)	235,000	467,036
Hon Hai Precision Industry Co. Ltd.	(c)	243,000	763,599
Nan Ya Plastics Corp.	(c)	224,000	525,773
Taiwan Semiconductor Manufacturing Co. Ltd.	(c)	330,000	1,501,044
United Microelectronics Corp.	(c)	1,344,000	567,632

			8,422,750

Ireland – 4.6%
Bank of Ireland	(a)(c)	5,720,000	2,315,435
CRH PLC	(c)	101,228	2,853,914
Kerry Group PLC	(c)	27,700	2,054,807
Smurfit Kappa Group PLC	(c)	35,500	978,447

			8,202,603

Norway – 3.6%
DNB ASA	(c)	103,885	1,730,060
Statoil ASA	(c)	133,600	2,389,170
Yara International ASA	(c)	43,798	2,282,231

			6,401,461

Italy – 1.9%
Azimut Holding SpA	(c)	20,800	608,854
Cerved Information Solutions SpA	(d)	129,100	993,097
Luxottica Group SpA	(c)	11,300	751,652
UniCredit SpA	(c)	146,996	987,941

			3,341,544

United States – 1.3%
Royal Caribbean Cruises Ltd.		30,250	2,380,373

United Kingdom – 0.5%
Fiat Chrysler Automobiles NV	(a)(c)	62,535	917,397

Total Common Stocks (Cost $133,597,931)			$149,437,914

Preferred Stocks – 0.6%		Shares	Value
Germany – 0.6%
Henkel AG & Co. KGaA	(c)	9,200	$1,032,387

Total Preferred Stocks (Cost $1,109,178)			$1,032,387

Money Market Funds – 13.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		8,768,027	$8,768,027
State Street Institutional U.S. Government Money Market Fund Institutional Class		14,742,372	14,742,372

Total Money Market Funds (Cost $23,510,399)			$23,510,399

Total Investments – 98.6% (Cost $158,217,508)	(e)		$173,980,700
Other Assets in Excess of Liabilities – 1.4%	(f)		2,448,314

Net Assets – 100.0%			$176,429,014

24	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $1,756,354, or 1.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $139,262,011, or 78.9% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $2,749,451, or 1.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(f)	Includes $2,172,003 of cash pledged as collateral for the following futures contracts outstanding at June 30, 2015:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX Nikkei Index 400 Future	September 10, 2015	211	$ 2,536,965	$2,602,430	$(65,465)	$13,718
Long	DAX Index Future	September 18, 2015	17	$ 5,212,632	$5,354,349	$(141,717)	$(44,905)
Long	Hang Seng China Enterprises (HSCE) Index Future	July 30, 2015	112	$ 9,337,487	$9,821,230	$(483,743)	$196,411
Long	OMX Stockholm 30 Index Future	July 17, 2015	100	$ 1,859,804	$1,891,228	$(31,424)	$(21,019)

				$18,946,890	$19,669,239	$(722,349)	$144,205

Details of the foreign currency contracts outstanding in the International Portfolio at June 30, 2015 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
April 9, 2015	July 10, 2015	JPM	98,905,000 RUB	$1,835,654	$1,787,095	$(48,559)
April 21, 2015	July 27, 2015	MSCS	8,739,810 CHF	$9,153,550	$9,356,621	$203,071

				$10,989,204	$11,143,716	$154,512

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
April 21, 2015	July 27, 2015	MSCS	$9,153,550	8,550,000 EUR	$9,535,059	$(381,509)
June 12, 2015	September 15, 2015	CITI	$19,473,299	17,325,000 EUR	$19,334,979	$138,320
June 12, 2015	September 15, 2015	HSBC	$26,422,451	3,253,000,000 JPY	$26,605,579	$(183,128)

			$55,049,300		$55,475,617	$(426,317)

Counterparties	Currencies
JPM –J.P. Morgan Chase Bank, N.A.	RUB – Russian Ruble
MSCS – Morgan Stanley Capital Services, Inc.	CHF – Swiss Franc
CITI – Citigroup Global Markets, Inc.	EUR – Euro
HSBC – HSBC Bank USA, N.A.	JPY – Japanese Yen

25	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Sector Classifications (Common Stocks & Preferred Stocks): (Percent of net assets)

Consumer Discretionary	19.9%
Financials	18.9%
Industrials	12.7%
Information Technology	11.3%
Materials	8.0%
Health Care	7.1%
Utilities	2.5%
Consumer Staples	1.8%
Telecommunication Services	1.7%
Energy	1.4%

85.3%

The accompanying notes are an integral part of these financial statements.

26

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2015

Average Annual Returns:
One year	2.71%
Five years	16.79%
Ten years	8.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Capital Appreciation Portfolio returned 4.05% versus 1.23% for the current benchmark, the S&P 500 Index.

For the period ended June 30, 2015, the broad equity markets posted moderate gains; the Russell 3000 Index returned 1.9% and the S&P 500 Index returned 1.2%. Growth (Russell 3000 Growth) outperformed value (Russell 3000 Value) across all capitalizations, and small caps (Russell 2000) outperformed large caps (Russell 1000). Within the Index, Health Care and Consumer Discretionary gained the most, while Energy and Utilities posted the largest losses.

The Portfolio generated a solid absolute gain and comfortably outperformed the broad market. We were pleased to see market recognition of the catalysts that we identified in a number of different companies across sectors and industries. As always, our stock selection is driven by company-specific fundamentals and our risk-reward discipline. Our excess return was almost all due to stock selection.

In the current environment, companies are engaging in merger and acquisition (“M&A”) activity to enhance shareholder value. With the cost of capital historically cheap, many companies are using their strong balance sheets for M&A to offset the late-cycle slowdown in their earnings and top line revenues. While we don’t invest in companies with M&A as a thesis, the underlying fundamentals we look for are often characteristics that acquirers seek out in targets. There are several companies that we owned that benefited from this dynamic. Gaming and Leisure Properties made a hostile bid for Pinnacle Entertainment, Inc.’s real estate assets at a premium. Shares of Altera Corp. rose on the news that Intel would buy the company at a significant premium to Altera Corp.’s five-year trading range, thus realizing the value that we thought would present itself as new products gained share. Other holdings that reported upside earnings surprises versus expectations and/or fundamental improvement were Hologic, Inc. and Fortinet, Inc. (1)

Hologic, Inc. reported stronger than expected results as investors became more confident that the new management team would reaccelerate organic growth. This turnaround is cornerstone to our investment thesis. We think a higher level of organic growth is sustainable into the medium-term, and that the company’s narrow focus on women’s health gives it a competitive advantage with product innovation and specialized distribution. (1)

Fortinet, Inc., a provider of network security solutions and appliances, tacked on more gains after strong performance in fourth quarter 2014 and first quarter 2015. We expect Fortinet, Inc. to continue executing on its plan to accelerate revenue growth and capitalize on its subscription revenue model. Fortinet, Inc. is gaining share in a very high profile security market, and increasing its competitive differentiation through product refreshes and increasing functionality, competitive advantage with product innovation and specialized distribution. (1)

The Portfolio was not without a few individual disappointments. Shares of Rovi Corp. were weak, primarily in the first quarter, as ongoing litigation with Netflix over licensing revenue generated investor concern. Later in the quarter, an activist investor began a proxy fight for at least four directors at the company, which we think could unlock shareholder value. In the meantime, we are optimistic around upcoming license renewals and expect positive results from patent negotiations occurring through 2016. Our core thesis is that these renewals should lead nearly a 100% rise in free cash flow generation over the coming two years. We believe this growth is currently not priced into the stock. (1)

FirstEnergy Corp. also performed poorly in the first quarter when it reduced guidance for 2015. We think the new CEO is setting up for a new phase of growth and that FirstEnergy Corp, is well positioned to benefit from the rising power price environment being driven by new EPA capacity performance rules. (1)

Shares of Constellium NV sold off on concerns around the growth of its high margin aerospace and automotive businesses. Higher costs related to increased capacity at several plants, integration of the Wise Metals acquisition, and the potential impact of re-pricing several contracts in the packaging business segment were other headwinds. While the negative share price performance has been significant and earnings estimates for the back half 2015 and front half 2016 have come down, we still believe in the long-term thesis and believe that the market overreacted on the downside. Over the longer term, we think Constellium NV is wisely adding capacity and will successfully execute its plan to transition the bulk of its revenues and earnings into the more profitable and high value add aerospace and automotive segments. In the meantime, our position size has come down to reflect a slightly higher risk profile. (1)

We continue to find ideas across the market cap and style spectrum. As always, the focus of our research is on businesses that we expect to experience a dynamic upward trend in fundamentals and other catalysts over the next 12-18 months, or are demonstrating good growth characteristics but that are being mispriced by the market. With the multi-year run-up that we have gone through (especially dividend/income stocks), understanding the downside risk in each name is especially critical today. Our analysis will attempt to identify areas of the market where we see that expectations are too high.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

27	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	98.1
Money Market Funds Less Net Liabilities	1.9

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets

1. Carnival Corp.	2.3
2. Goldman Sachs Group, Inc. / The	2.1
3. PNC Financial Services Group, Inc. / The	2.0
4. Comcast Corp. Class A	2.0
5. JPMorgan Chase & Co.	2.0
6. Bristol-Myers Squibb Co.	1.9
7. Diamond Foods, Inc.	1.9
8. Wells Fargo & Co.	1.9
9. FirstEnergy Corp.	1.8
10. MetLife, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	20.8
Consumer Discretionary	19.4
Financials	15.1
Health Care	12.2
Industrials	9.2
Energy	7.2
Utilities	4.9
Materials	4.2
Consumer Staples	4.1
Telecommunication Services	1.0

98.1

28

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 98.1%		Shares	Value
CONSUMER DISCRETIONARY – 19.4%
Lear Corp. (Auto Components)		39,531	$4,437,750
Carnival Corp. (Hotels, Restaurants & Leisure)		203,107	10,031,455
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	130,801	7,415,109
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	227,419	4,150,397
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	188,196	7,015,947
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		401,873	4,533,127
Ryland Group, Inc. / The (Household Durables)		116,427	5,398,720
Comcast Corp. Class A (Media)		147,621	8,848,403
Live Nation Entertainment, Inc. (Media)	(a)	255,761	7,030,870
Nine Entertainment Co. Holdings Ltd. (Media)	(c)	351,667	295,214
Nine Entertainment Co. Holdings Ltd. (Media)	(b)(c)	305,683	489,429
Twenty-First Century Fox, Inc. Class A (Media)		139,311	4,533,877
Viacom, Inc. Class B (Media)		68,392	4,420,859
Vivendi SA (Media)	(c)	255,230	6,471,778
Target Corp. (Multiline Retail)		96,779	7,900,070
Coach, Inc. (Textiles, Apparel & Luxury Goods)		89,009	3,080,601

			86,053,606

CONSUMER STAPLES – 4.1%
CVS Health Corp. (Food & Staples Retailing)		32,062	3,362,663
Diamond Foods, Inc. (Food Products)	(a)	267,167	8,383,700
Mondelez International, Inc. Class A (Food Products)		160,069	6,585,239

			18,331,602

ENERGY – 7.2%
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		216,455	4,072,601
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		94,466	7,374,016
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	251,829	2,445,260
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	286,652	3,606,082
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		161,753	6,903,618
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		58,584	4,556,078
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	147,734	3,077,299

			32,034,954

FINANCIALS – 15.1%
Bank of America Corp. (Banks)		447,468	7,615,905
Citigroup, Inc. (Banks)		80,475	4,445,439
JPMorgan Chase & Co. (Banks)		129,212	8,755,405
PNC Financial Services Group, Inc. / The (Banks)		93,570	8,949,971
Wells Fargo & Co. (Banks)		147,614	8,301,811
Goldman Sachs Group, Inc. / The (Capital Markets)		43,714	9,127,046
Voya Financial, Inc. (Diversified Financial Svs.)		165,932	7,710,860
MetLife, Inc. (Insurance)		145,364	8,138,930
Symetra Financial Corp. (Insurance)		159,425	3,853,302

			66,898,669

HEALTH CARE – 12.2%
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	165,950	6,316,057
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	49,829	4,431,791
AbbVie, Inc. (Pharmaceuticals)		78,581	5,279,857
Bristol-Myers Squibb Co. (Pharmaceuticals)		127,548	8,487,044
Merck & Co., Inc. (Pharmaceuticals)		126,769	7,216,959
Mylan NV (Pharmaceuticals)	(a)	113,758	7,719,618
Pfizer, Inc. (Pharmaceuticals)		239,508	8,030,703
Shire PLC – ADR (Pharmaceuticals)		27,304	6,593,643

			54,075,672

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 9.2%
Boeing Co. / The (Aerospace & Defense)		47,079	$6,530,799
United Technologies Corp. (Aerospace & Defense)		43,934	4,873,599
FedEx Corp. (Air Freight & Logistics)		25,848	4,404,499
ADT Corp. / The (Commercial Svs. & Supplies)		223,068	7,488,393
Brink’s Co. / The (Commercial Svs. & Supplies)		143,334	4,218,320
Eaton Corp. PLC (Electrical Equip.)		65,143	4,396,501
SPX Corp. (Machinery)		54,551	3,948,947
ManpowerGroup, Inc. (Professional Svs.)		56,471	5,047,378

			40,908,436

INFORMATION TECHNOLOGY – 20.8%
Brocade Communications Systems, Inc. (Communications Equip.)		601,485	7,145,642
JDS Uniphase Corp. (Communications Equip.)	(a)	492,605	5,704,366
Juniper Networks, Inc. (Communications Equip.)		213,023	5,532,207
Polycom, Inc. (Communications Equip.)	(a)	357,903	4,094,410
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	170,159	3,706,063
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	112,799	2,646,265
Google, Inc. Class C (Internet Software & Svs.)	(a)	12,438	6,474,103
Altera Corp. (Semiconductors & Equip.)		88,523	4,532,378
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		156,800	5,421,360
Cadence Design Systems, Inc. (Software)	(a)	300,706	5,911,880
Fortinet, Inc. (Software)	(a)	127,617	5,274,411
Guidewire Software, Inc. (Software)	(a)	121,768	6,445,180
Microsoft Corp. (Software)		107,073	4,727,273
PTC, Inc. (Software)	(a)	98,733	4,050,028
Rovi Corp. (Software)	(a)	427,872	6,824,558
Apple, Inc. (Tech. Hardware, Storage & Periph.)		60,383	7,573,538
Diebold, Inc. (Tech. Hardware, Storage & Periph.)		167,979	5,879,265

			91,942,927

MATERIALS – 4.2%
Monsanto Co. (Chemicals)		58,819	6,269,517
Potash Corp. of Saskatchewan, Inc. (Chemicals)		228,144	7,065,620
Constellium NV Class A (Metals & Mining)	(a)	229,440	2,714,275
Louisiana-Pacific Corp. (Paper & Forest Products)	(a)	158,009	2,690,893

			18,740,305

TELECOMMUNICATION SERVICES – 1.0%
Frontier Communications Corp. (Diversified Telecom. Svs.)		911,869	4,513,752

UTILITIES – 4.9%
FirstEnergy Corp. (Electric Utilities)		250,508	8,154,035
PPL Corp. (Electric Utilities)		198,730	5,856,573
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	230,558	4,147,738
PG&E Corp. (Multi-Utilities)		68,312	3,354,119

			21,512,465

Total Common Stocks (Cost $407,579,006)			$435,012,388

Money Market Funds – 2.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		12,818,000	$12,818,000

Total Money Market Funds (Cost $12,818,000)			$12,818,000

Total Investments – 101.0% (Cost $420,397,006)	(d)		$447,830,388
Liabilities in Excess of Other Assets – (1.0)%			(4,413,950)

Net Assets – 100.0%			$443,416,438

29	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $489,429, or 0.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $7,256,421, or 1.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of June 30, 2015

Average Annual Returns:
One year	5.57%
Five years	12.53%
Ten years	7.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the International Small-Mid Company Portfolio returned 14.09% versus 6.67% for the current benchmark, the MSCI ACWI Ex USA SMID Cap Index (Net-USD) and 9.34% for the former benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

Global equity markets modestly appreciated in the first half, returning 2.66%, as measured by the MSCI AC World Index. Developed markets, up 5.52% as measured by the MSCI EAFE Index, beat Emerging Markets, up 2.95% as measured by the MSCI Emerging Markets Index. The U.S. stock market, as measured by MSCI USA, trailed both developed and emerging markets, returning 1.40% over the period. Asian markets had a strong half, as both Japan and China, as measured by MSCI Japan and MSCI China, rallied 13.62% and 14.65%, respectively.

Economic activity and inflation expectations across the non-U.S. markets varied by country and region, influenced by central bank policy and geopolitical events. Consensus expectations for global growth remain modest at 2.7% for the full year. For the first half of 2015, the U.S. economy weakened, as the strength in the U.S. dollar hindered manufacturing activity, but the European and Japanese economies both strengthened due to substantial monetary easing. Early in the year, with short-term interest rates already below zero, the European Central Bank (“ECB”) began its 1.1 trillion euro asset purchase program.

The ECB’s quantitative easing program, which started six years after the U.S. Fed began its own quantitative easing (“QE”) program, sent the euro tumbling – about 12% in the first quarter this year and a total cumulative decline of 20% during the prior 52-weeks. Also in the first half of 2015, European equity market volatility rose, as the uncertainty with the ongoing situation in Greece continued. A referendum vote called by the Greek government during the first week of the July should bring greater visibility for markets regardless of the outcome. Unlike the last threat of a Greek default, contagion to other European countries and to the overall economic recovery in Europe appears to be limited. Economic conditions have improved across the broader euro zone due to stronger consumer and business sentiment, an unambiguously stimulative ECB policy stance, subdued inflation, and rising household consumption. Reversing the direction from last quarter, European bond yields rose and the spread between U.S. Treasuries and German bunds tightened.

European markets strengthened during the period, as measured by MSCI AC Europe Index, which was up 3.90% for U.S. dollar based investors and up 7.26% in local returns. For most of the period, European equities traded at higher levels, but the news in late June that Greece rejected bailout terms set by the ECB and International Monetary Fund (“IMF”) sent the markets lower. Despite the volatility and uncertainty caused by a potential Greek exit from the euro, overall sentiment throughout the euro zone was positive as oil prices stabilized and borrowing costs remained low. Denmark led developed European markets higher (up 18.55%), followed by Ireland (up 12.43%), due to strong gross domestic product (“GDP”) growth and a fifth straight year of fiscal outperformance. In Germany consumer confidence, which was aided by a strong labor market, hit a 13-year high and household consumption grew. In Spain, where the 2015 GDP forecast of 2.9% exceeds the forecasts for the U.S. and the UK, household consumption increased 0.7% during the first quarter. French consumer spending and business investment exceeded expectations. However, Spanish equities underperformed during the period, declining 2.61% after the anti-austerity party Podemos won several key local races in regional elections, leading to concerns that Spain could follow the same political path as Greece. The UK election results surprised the market, as the Conservative party won a strong majority, which eased investor uncertainty.

Japanese structural reforms under the “three arrows” of Japan’s Abenomics are slowly taking effect, improving the growth and long run inflation outlook. After GDP growth soared by 1.0% in first quarter of 2015, the second quarter was a steady, uneventful quarter for Japan with no major economic reform announcements. Japanese corporate data has been very strong year-to-date with an ongoing earnings ‘boom’ given the sustained weakness of the yen, cheaper energy prices, and a nascent economic recovery following last year’s slowdown. Unemployment fell to its lowest level since 1997. Inflation remained below the Bank of Japan’s (“BOJ”) 2% target, although it is expected to accelerate later in the year. The yen fell to a 13-year low versus the dollar in June before strengthening after Bank of Japan Governor Kuroda said that the currency was “very” weak relative to its trading partners. Corporations continue to focus on shareholder-friendly reforms, which have resulted in higher dividend payouts, greater share repurchases, and higher profitability.

Emerging markets strengthened (up 2.95%) for the period, led by Eastern Europe (up 16.68%), as measured by MSCI EM Eastern Europe. MSCI Hungary and MSCI Russia rallied sharply up 26.52% and up 27.59%, respectively, as geopolitical events in the Ukraine stabilized. Asian markets outperformed, led by China and Taiwan, up 14.65% and up 5.01% respectively, where China was aided by its dollar peg. After hitting a high in April, China fell nearly 11%, as growth slowed amid a slowdown in construction and manufacturing. To counter sputtering growth, the People’s Bank of China (“PBOC”) announced a series of accommodative measures, including cuts in the one-year lending and deposit rates and a cut in the Reserve Requirement Ratio for financial institutions. The combination of rate cuts and adjustment to the Reserve Requirement Ratio was last used during the 2008 financial crisis. In Indonesia, despite strong private consumption, GDP growth disappointed as first quarter growth came in at the slowest rate in five years on disappointing domestic growth and sluggish export demand. For the period, MSCI Indonesia trailed all emerging markets and was down 12.05%. In Brazil, a $65 billion infrastructure package was announced by the government to help revive economic growth.

31	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

For the reporting period, the MSCI USA Index (up 1.40%) underperformed both the EM Index (up 2.95%) and MSCI EAFE Index (up 5.52%). There was a strong divergence amongst country returns. The top performing major developed countries were Denmark (up 18.55%) and Japan (up 13.62%), while major markets underperforming included Canada (down 6.91%) and Spain (down 2.61%). In emerging markets, despite the strength of the U.S. dollar, leading major markets were Russia (up 27.59%), Hungary (up 26.52%) and China (up 14.65%), while laggards were Greece (down 25.66%) and Turkey (down 15.15%).

As is typical in a fundamentally-driven investment process, stock selection accounted for the majority of relative outperformance. Our currency hedges, which reduced our exposure to the Euro, contributed positively to performance as well in the first half of 2015. The strongest contributors to the Portfolio’s outperformance came from stock selection in the Consumer Discretionary, Financial Services, Industrials and Information Technology sectors. The Portfolio had positive stock selection in 8 out of the 10 GICS sectors, while posting slight negative selection in Energy and Consumer Staples. Those latter sectors, however, only combined for approximately 2% of the overall Portfolio weighting. Top contributors on a country basis were Italy and Canada.(1)

The biggest positive contributor to the Portfolio’s performance was Dialog Semiconductor PLC (up 52%), which benefited significantly from stronger than expected sales derived from the iPhone 6/6+ and Apple iWatch as well as continued margin improvement. Increasing penetration of large screens in iPhones and iPads should continue to support the stock. (1)

Strong stock selection in the Financials sector resulted in two Italian asset managers ranking among the Portfolio’s top 5 contributors. Both Anima Holding SpA (up 77%) and Azimut Holding SpA (up 37%) benefited from ECB’s quantitative easing and improving investor sentiment across Europe, which resulted in better fund inflows versus expectations. (1)

Two consumer-related names rounded out the list of Top 5 largest contributors to the Portfolio. Pandora A/S (up 32%) had a very significant earnings beat due to strong volumes, new channels and declining silver prices. Pandora A/S will continue to be supported by the rollout of its Disney products, a new website in the U.S. and an ongoing share buyback program. Yoox SpA (up 45%) benefited from a merger with Richemont’s Net-A-Porter. The deal is expected to be 60% accretive to earnings over the next three years and now makes the combined company the undisputed leader in on-line luxury. (1)

The largest detractor in the period was Soco International PLC (down 38%), which disappointed the market with a profit warning and significant oil reserve reclassification that was triggered by the deteriorating pricing environment. Another detractor in the energy space was Tidewater, Inc. (down 20%), where we started building a position a little bit too early. We continue to think that the stock is very inexpensive at current levels and will benefit from a very young fleet and declining capital expenditure going forward. (1)

The remaining three top detracting names came from Information Technology, Consumer Discretionary and Health Care. Prada SpA (down 17%), in the consumer space, was under pressure following weaker than expected Asian sales in the first quarter. The company is on the verge of the biggest product launch since 2007, which we believe has potential to be very successful. Wirecard AG (down 13%), in the Information Technology sector, underperformed due to its exposure to emerging markets and a rise in investors’ risk perception. Closing out the laggard group is Health Care stock

MorphoSys AG (down 23%), which became a victim of Celgene’s unexpected announcement that it would terminate collaboration on the development of a drug for the treatment of multiple myeloma. (1)

During the first quarter, prior to the ECB’s QE announcement, we established a short position in the euro, effectively neutralizing our exposure relative to the benchmark. We believe the divergence in expectations for growth and inflation will continue to drive the U.S. dollar higher. We expect that the European economies will benefit from a weaker euro, low borrowing costs and an improving outlook as the year progresses. We remain overweight Europe, as ongoing QE and Euro weakness should be favorable for corporate profits. Companies in countries such as France and Germany will be the largest beneficiaries of a weaker euro. Despite a more defensive stance on the part of investors during the most recent quarter, we continued to pursue our interests in those markets and in companies exposed to a global economic recovery led by the U.S. and helped by the improving outlooks for both Europe and Japan. The Portfolio remains underweight emerging markets, with the majority of our exposure to Asia, where we believe further economic stimulus measures are being considered. In terms of sector exposure, we continue to have a cyclical bias with an overweight to Consumer Discretionary and Industrials, while we remain underweight the Energy sector. Our cyclical bias stems from our belief that the economic recovery will continue to support valuations and cash flow generation. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI ACWI ex USA SMID Cap Index captures mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. With over 5,000 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S Dollar denomination.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

32	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	97.8
Exchange Traded Funds	0.5
Money Market Funds Less Net Liabilities	1.7

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Ashtead Group PLC	2.5
2. Dialog Semiconductor PLC	2.1
3. Pandora A/S	1.9
4. St. James’s Place PLC	1.8
5. Criteo SA – ADR	1.7
6. China Everbright International Ltd.	1.5
7. Schroders PLC	1.5
8. UBISOFT Entertainment	1.5
9. Babcock International Group PLC	1.4
10. lululemon athletica, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	19.2
Japan	14.1
France	10.5
Germany	10.4
Italy	7.6
Hong Kong	7.4
Canada	4.2
China	3.4
United States	3.2
Ireland	2.7

33

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 97.8%		Shares	Value
United Kingdom – 19.2%
Ashtead Group PLC	(e)	124,301	$2,142,300
Auto Trader Group PLC	(a)(b)(e)	129,348	622,418
Babcock International Group PLC	(e)	69,353	1,175,009
BTG PLC	(a)(e)	49,476	487,869
Burberry Group PLC	(e)	23,707	584,860
Croda International PLC	(e)	23,413	1,012,357
Essentra PLC	(e)	58,570	913,399
Howden Joinery Group PLC	(e)	81,778	663,773
InterContinental Hotels Group PLC	(e)	21,958	885,275
John Wood Group PLC	(e)	40,445	409,334
London Stock Exchange Group PLC	(e)	20,999	781,176
Michael Page International PLC	(e)	61,125	522,825
Rightmove PLC	(e)	13,418	690,400
Schroders PLC	(e)	25,469	1,270,821
Shawbrook Group PLC	(a)(b)(e)	169,045	972,978
Soco International PLC	(e)	185,284	511,649
St. James’s Place PLC	(e)	111,961	1,592,037
Stock Spirits Group PLC	(e)	297,133	898,754
Vectura Group PLC	(a)(e)	178,280	503,623

			16,640,857

Japan – 14.1%
Aisin Seiki Co. Ltd.	(e)	21,400	909,912
Chugai Pharmaceutical Co. Ltd.	(e)	30,100	1,038,250
Daifuku Co. Ltd.	(e)	70,900	1,090,689
Disco Corp.	(e)	4,500	372,009
Don Quijote Holdings Co. Ltd.	(e)	27,000	1,148,822
Doutor Nichires Holdings Co. Ltd.	(e)	25,900	453,937
Horiba Ltd.	(e)	23,300	946,458
JSR Corp.	(e)	24,200	427,210
Kakaku.com, Inc.	(e)	67,101	970,862
Kanamoto Co. Ltd.	(e)	30,600	775,747
NSK Ltd.	(e)	69,200	1,067,009
NTN Corp.	(e)	59,000	370,648
Ono Pharmaceutical Co. Ltd.	(e)	4,600	502,067
Shionogi & Co. Ltd.	(e)	21,200	821,568
Tadano Ltd.	(e)	30,000	448,076
THK Co. Ltd.	(e)	19,600	422,972
United Arrows Ltd.	(e)	15,600	488,800

			12,255,036

France – 10.5%
Accor SA	(e)	12,756	645,582
Criteo SA – ADR	(a)	30,867	1,471,430
Edenred	(e)	30,987	765,650
Ingenico Group	(e)	7,200	847,072
Ipsen SA	(e)	14,857	823,506
JCDecaux SA	(e)	23,266	972,944
Publicis Groupe SA	(e)	7,035	521,455
Teleperformance	(e)	14,432	1,020,295
UBISOFT Entertainment	(a)(e)	70,463	1,259,786
Zodiac Aerospace	(e)	23,594	768,545

			9,096,265

Germany – 10.4%
Commerzbank AG	(a)(e)	29,726	380,006
Deutz AG	(e)	162,150	929,385
Dialog Semiconductor PLC	(a)(e)	34,400	1,860,173
GEA Group AG	(e)	20,250	903,412
HeidelbergCement AG	(e)	10,966	869,130
Kloeckner & Co. SE	(e)	82,933	748,908
MorphoSys AG	(a)(f)	1,611	115,628
OSRAM Licht AG	(e)	10,187	487,353
Rheinmetall AG	(e)	17,942	910,070
SAF-Holland SA	(e)	40,643	627,186
Wirecard AG	(e)	30,361	1,162,027

			8,993,278

Italy – 7.6%
Anima Holding SpA	(b)(e)	128,187	1,125,898
Azimut Holding SpA	(e)	38,008	1,112,563

Common Stocks (Continued)		Shares	Value
Italy (continued)
Banca Generali SpA	(e)	25,846	$910,123
Infrastrutture Wireless Italiane SpA	(a)(b)(f)	143,119	646,202
Massimo Zanetti Beverage Group SpA	(a)(b)(f)	47,725	583,140
Prada SpA	(e)	146,600	703,802
Sorin SpA	(a)(e)	245,161	686,305
Yoox SpA	(a)(e)	26,400	854,340

			6,622,373

Hong Kong – 7.4%
Beijing Enterprises Water Group Ltd.	(e)	1,290,000	1,058,258
Brilliance China Automotive Holdings Ltd.	(e)	428,000	667,036
China Everbright International Ltd.	(e)	710,000	1,278,926
Haier Electronics Group Co. Ltd.	(e)	255,000	684,943
PAX Global Technology Ltd.	(a)(e)	509,000	729,097
Shun Tak Holdings Ltd.	(e)	2,080,000	1,152,576
Techtronic Industries Co. Ltd.	(e)	248,000	814,059

			6,384,895

Canada – 4.2%
Canadian Western Bank		34,100	785,474
Dollarama, Inc.		11,157	676,209
Hudson’s Bay Co.		43,626	969,273
lululemon athletica, Inc.	(a)	17,800	1,162,340

			3,593,296

China – 3.4%
China ZhengTong Auto Services Holdings Ltd.	(e)	1,061,000	689,920
CT Environmental Group Ltd.	(e)	848,000	1,124,760
Fuyao Glass Industry Group Co. Ltd.	(a)(b)(f)	56,400	138,098
SouFun Holdings Ltd. – ADR		84,895	713,967
Sound Global Ltd.	(a)(c)(g)	372,000	299,028

			2,965,773

United States – 3.2%
Marketo, Inc.	(a)	22,073	619,368
Nexteer Automotive Group Ltd.	(e)	866,000	900,614
Tidewater, Inc.		28,100	638,713
Vertex Pharmaceuticals, Inc.	(a)	5,200	642,096

			2,800,791

Ireland – 2.7%
Grafton Group PLC	(e)	55,883	681,199
Shire PLC	(e)	6,500	522,272
Smurfit Kappa Group PLC	(e)	40,600	1,119,013

			2,322,484

Israel – 2.4%
Caesarstone Sdot-Yam Ltd.		15,829	1,084,920
NICE-Systems Ltd. – ADR		15,400	979,286

			2,064,206

Netherlands – 2.4%
GrandVision NV	(a)(b)(f)	26,678	659,082
Koninklijke DSM NV	(e)	10,844	629,605
NN Group NV	(e)	26,487	745,934

			2,034,621

South Korea – 2.3%
Hotel Shilla Co. Ltd.	(e)	11,208	1,120,463
Samsung Electronics Co. Ltd.	(e)	761	863,419

			1,983,882

Sweden – 2.0%
Alimak Group AB	(a)(b)(f)	25,187	291,676
Capio AB	(a)(b)(f)	91,176	533,428
Hoist Finance AB	(a)(b)(f)	54,959	414,355
Nordax Group AB	(a)(b)(f)	87,492	468,603

			1,708,062

Denmark – 1.9%
Pandora A/S	(e)	15,473	1,660,318

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
Switzerland – 1.1%
Julius Baer Group Ltd.	(e)	17,269	$969,032

Spain – 1.0%
Cellnex Telecom SAU	(a)(b)(f)	51,673	874,196

Bermuda – 0.7%
Arch Capital Group Ltd.	(a)	9,600	642,816

Mexico – 0.7%
Grupo Aeroportuario del Sureste SAB de CV – ADR		4,200	595,854

Belgium – 0.6%
UCB SA	(e)	7,808	561,436

Total Common Stocks (Cost $67,189,826)			$84,769,471

Exchange Traded Funds – 0.5%		Shares	Value
iShares MSCI Emerging Markets ETF		10,187	$403,609

Total Exchange Traded Funds (Cost $419,068)			$403,609

Rights – 0.0%		Quantity	Value
Italy – 0.0%
Sorin SpA	(a)(d)	245,161	$9

Total Rights (Cost $0)			$9

Money Market Funds – 2.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		2,220,810	$2,220,810

Total Money Market Funds (Cost $2,220,810)			$2,220,810

Total Investments – 100.8% (Cost $69,829,704)	(h)		$87,393,899
Liabilities in Excess of Other Assets – (0.8)%			(706,056)

Net Assets – 100.0%			$86,687,843

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $7,330,074, or 8.5% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at June 30, 2015. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under supervision of the Board. This security represents $299,028, or 0.3% of the Portfolio’s net assets.

(d)	A market quotation for this investment was not readily available at June 30, 2015. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s pricing policy approved by the Board. This security represents $9, or 0.0% of the Portfolio’s net assets.

(e)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $68,764,289, or 79.3% of the Portfolio’s net assets.

(f)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $4,724,408, or 5.4% of the Portfolio’s net assets.

(g)	Represents a security deemed to be illiquid. At June 30, 2015, the value of illiquid securities in the Portfolio totaled $299,028, or 0.3% of the Portfolio’s net assets.

(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Details of the foreign currency contracts outstanding in the International Small-Mid Company Portfolio at June 30, 2015 are as follows:

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Depreciation
April 21, 2015	July 27, 2015	MSCS	$8,217,845	7,670,000 EUR	$8,553,673	$(335,828)

Counterparties	Currencies
MSCS - Morgan Stanley Capital Services, Inc.	EUR – Euro

35	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Sector Classifications (Common stocks and Rights): (Percent of net assets)

Consumer Discretionary	23.4%
Industrials	22.6%
Information Technology	15.5%
Financials	14.0%
Health Care	8.4%
Materials	5.7%
Utilities	2.9%
Energy	1.8%
Telecommunication Services	1.8%
Consumer Staples	1.7%

97.8%

The accompanying notes are an integral part of these financial statements.

36

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2015

Average Annual Returns:
One year	17.22%
Five years	17.12%
Ten years	9.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Aggressive Growth Portfolio returned 7.30% versus 1.23% for the current benchmark, the S&P 500 Index.

U.S. equities ended the period slightly higher. Stocks were up in the first quarter, driven by signs of an improving domestic economy and a strong U.S. consumer. Heading into the second quarter, volatility remained low and stocks generally traded in a narrow range for much of April and May, as the market continued to digest what the eventual end of the Federal Reserve’s accommodative monetary policies will mean for both the stock market and broader economy. After drifting higher during the period, equities sold off at the end of the quarter, as Greece moved closer to a potential exit from the eurozone.

As part of our investment strategy, we seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time, because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. In addition to these competitively advantaged companies that we believe will have superior compounded growth over time, we also dedicate a smaller portion of the Portfolio (roughly 10% to 15%) to companies that we believe have “blue sky” opportunities. For these companies, the competitive moat is less well defined, but we see considerable growth ahead as they invest and solidify that moat. We also invest a small portion of the Portfolio (10% to 15%) in “special situations,” which can broadly be defined as companies undergoing a change that has been unrecognized by the market, but gives the potential for compound growth in the future. (1)

Over the reporting period, much of the Portfolio’s outperformance was driven by specific stocks in our “blue sky” opportunity category, and by large positions that fall into our compound growth category. At the sector level, our stock selection in the Health Care and Consumer Discretionary sectors were large contributors to relative performance. Our stock selection in the Industrials and Telecommunications Services sectors detracted from relative results. (1)

Contributors included Valeant Pharmaceuticals International, Inc., Pharmacyclics, Inc., Amazon.com, Inc., Starbucks Corp., and Delphi Automotive PLC. Valeant Pharmaceuticals International, Inc. is a multinational specialty pharmaceutical company that develops, manufactures and markets a range of pharmaceutical products. We believe management has transformed the specialty pharmaceutical company by improving margins, incentives and the company’s growth profile. Valeant Pharmaceuticals International, Inc. has a strong and growing presence in two key emerging markets, Latin America and Eastern Europe, and it has demonstrated an ability to make value-enhancing acquisitions. We like the commercial-stage biotechnology company, Pharmacyclics, Inc., for its cancer drug Imbruvica, a well-tolerated and effective maintenance treatment for chronic lymphocytic leukemia, a relatively high prevalence form of leukemia, and mantle cell lymphoma, a rare and aggressive type of blood cancer. We sold the position after the announcement that the company would be acquired by AbbVie. Amazon.com, Inc. offers a wide range of products, including books, music, videotapes, computers, electronics, home and garden, and numerous other products. Amazon.com, Inc. offers personalized shopping services, Web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low overhead cost structure, allowing for an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, we believe Amazon.com, Inc. has significant opportunities ahead, particularly as it expands into new business lines and geographies. Starbucks Corp., the coffee retailer, which also offers other beverages and a variety of fresh food items through company-operated and licensed stores, is well positioned to continue gaining share in the coffee industry, including the premium packaged coffee and single-cup markets. Lower coffee costs are allowing the company to increase investments in growth initiatives such as its Teavana tea shops, La Boulange bakery and its newly launched Verismo single-serve beverage system. We also believe Starbucks Corp.’s expansion into Asia will continue to add meaningfully to sales and profits, given that region’s higher operating margins and Starbucks Corp.’s underpenetrated market positioning. We also believe a new mobile app will increase both sales and throughput. Many of Delphi Automotive PLC’s products are focused on making automobiles more safe, green and connected, which are three long-term trends in auto production. We also believe the company has distribution and cost advantages over its competitors. (1)

Detractors included Precision Castparts Corp., Canadian Pacific Railway Ltd., Alibaba Group Holding Ltd., United Continental Holdings, Inc., and Chipotle Mexican Grill, Inc. Precision Castparts Corp. makes castings, forgings and airframe products for the aerospace and power industries. We sold the stock after some disappointing results from the company. Canadian Pacific Railway Ltd. operates a rail system connecting the major business centers in Canada. We like that the company operates in an industry that has significant barriers to entry. We believe a new management team is improving the railroad company’s culture, operational performance and capital

37	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

allocation decisions. Alibaba Group Holding Ltd. is a Chinese e-commerce company providing consumer-to-consumer, business-to-consumer and business-to-business sales services via web and mobile platforms. We think increasing spending power for the Chinese consumer and rapid growth in e-commerce in China are long-term tailwinds for the company. United Continental Holdings, Inc. is one of the world’s largest airline carriers. The company has upside potential, in our view. Returns on invested capital are rising and likely to improve due to scale advantages after United’s merger with Continental. Moreover, the airline industry has pricing power for the first time in years due to capacity reductions in the industry. We think Chipotle Mexican Grill, Inc. is still early in its store unit growth. As consumers continue to seek healthier, more natural foods, we believe Chipotle Mexican Grill, Inc.’s commitment to simple, sustainably grown and produced food without the use of additives is a differentiator as compared to other fast food, family dining and fast casual establishments. (1)

We believe the U.S. economy is in generally good shape. We have yet to see a significant pickup in consumer spending, but believe early signs of wage growth and the savings consumers are receiving from lower gasoline prices will eventually flow through the economy. A housing market that we believe is still only in the middle innings of a recovery should also provide a long-term tailwind for the economy.

While we remain positive on the broader economy, we would expect a lower return environment for U.S. equities in the coming months. Equity markets are beginning to price in higher interest rates, but with rates poised to move up it is hard to foresee further multiple expansion for U.S. stocks. The strength of the U.S. dollar means that revenue growth, at least overseas, will be harder to come by. These factors do not make us bearish on equities, but in an environment where multiples are not likely to expand and revenue growth could be more of a challenge, we think it underscores the importance of finding those select companies with truly sustainable competitive advantages who can take market share and continue to grow earnings in excess of the market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	96.5
Money Market Funds and Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets

1. Lowe’s Cos., Inc.	4.7
2. Valeant Pharmaceuticals International, Inc.	3.6
3. Google, Inc. Class C	3.6
4. MasterCard, Inc. Class A	3.5
5. Starbucks Corp.	3.3
6. Zoetis, Inc.	3.2
7. Priceline Group, Inc. / The	3.0
8. General Electric Co.	3.0
9. Nielsen NV	2.8
10. Apple, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	28.9
Information Technology	23.8
Health Care	14.8
Financials	14.7
Industrials	10.9
Materials	2.2
Energy	1.2

96.5

38

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 96.5%		Shares	Value
CONSUMER DISCRETIONARY – 28.9%
Delphi Automotive PLC (Auto Components)		13,353	$1,136,207
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,957	1,183,965
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		11,096	583,317
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	19,183	1,075,015
Starbucks Corp. (Hotels, Restaurants & Leisure)		28,736	1,540,681
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	2,931	1,272,318
Ctrip.com International Ltd. – ADR (Internet & Catalog Retail)	(a)	4,050	294,111
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,218	1,402,369
Wayfair, Inc. Class A (Internet & Catalog Retail)	(a)	12,438	468,166
Lowe’s Cos., Inc. (Specialty Retail)		32,682	2,188,714
TJX Cos., Inc. / The (Specialty Retail)		16,023	1,060,242
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		37,693	1,252,915

			13,458,020

ENERGY – 1.2%
Baker Hughes, Inc. (Energy Equip. & Svs.)		9,166	565,542

FINANCIALS – 14.7%
PacWest Bancorp (Banks)		22,451	1,049,809
Charles Schwab Corp. / The (Capital Markets)		30,038	980,741
E*TRADE Financial Corp. (Capital Markets)	(a)	36,705	1,099,315
Moelis & Co. Class A (Capital Markets)		16,936	486,233
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		3,816	853,296
Aon PLC (Insurance)		11,778	1,174,031
Crown Castle International Corp. (Real Estate Investment Trusts)		15,181	1,219,034

			6,862,459

HEALTH CARE – 14.8%
Celgene Corp. (Biotechnology)	(a)	9,210	1,065,919
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,541	786,110
Endo International PLC (Pharmaceuticals)	(a)	13,389	1,066,434
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	5,125	362,440
Phibro Animal Health Corp. Class A (Pharmaceuticals)		12,185	474,484
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7,578	1,683,453
Zoetis, Inc. (Pharmaceuticals)		30,718	1,481,222

			6,920,062

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 10.9%
United Continental Holdings, Inc. (Airlines)	(a)	10,704	$567,419
General Electric Co. (Industrial Conglomerates)		51,999	1,381,613
Colfax Corp. (Machinery)	(a)	14,778	682,005
Nielsen NV (Professional Svs.)		28,846	1,291,435
Canadian Pacific Railway Ltd. (Road & Rail)		7,382	1,182,818

			5,105,290

INFORMATION TECHNOLOGY – 23.8%
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	14,699	1,209,287
CoStar Group, Inc. (Internet Software & Svs.)	(a)	4,701	946,123
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	11,543	989,985
Google, Inc. Class C (Internet Software & Svs.)	(a)	3,214	1,672,919
LinkedIn Corp. (Internet Software & Svs.)	(a)	2,650	547,569
MasterCard, Inc. Class A (IT Svs.)		17,617	1,646,837
WEX, Inc. (IT Svs.)	(a)	4,452	507,394
ARM Holdings PLC – ADR (Semiconductors & Equip.)		14,344	706,729
NetSuite, Inc. (Software)	(a)	4,270	391,773
Salesforce.com, Inc. (Software)	(a)	17,224	1,199,307
Apple, Inc. (Tech. Hardware, Storage & Periph.)		10,216	1,281,342

			11,099,265

MATERIALS – 2.2%
Vulcan Materials Co. (Construction Materials)		12,238	1,027,135

Total Common Stocks (Cost $38,062,989)			$45,037,773

Money Market Funds – 3.2%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,474,000	$1,474,000

Total Money Market Funds (Cost $1,474,000)			$1,474,000

Total Investments – 99.7% (Cost $39,536,989)	(b)		$46,511,773
Other Assets in Excess of Liabilities – 0.3%			132,773

Net Assets – 100.0%			$46,644,546

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

39

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of June 30, 2015

Average Annual Returns:
One year	16.24%
Five years	22.32%
Ten years	12.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Small Cap Growth Portfolio returned 7.90% versus 8.74% for the current benchmark, the Russell 2000 Growth Index.

Small-cap growth stocks climbed sharply in the first quarter of 2015, helped by the perception that the Federal Reserve will likely be slower to raise interest rates than many expected heading into the year. For much of the second quarter, volatility remained low, as the market continued to digest what the eventual end of the Federal Reserve’s accommodative monetary policies will mean for both the stock market and broader economy. However, small-cap stocks sold off late in June, as Greece moved closer to a potential exit from the eurozone.

We have taken a high-quality approach to investing in small caps. Many of the companies in the Portfolio have predictable, recurring revenue streams. Our companies also typically generate a high return on invested capital and have demonstrated a proven ability to expand profit margins. We also put a great emphasis on identifying companies with sustainable competitive advantages that should help them gain market share and grow in a variety of market environments. Given our high-quality focus, we expect the Portfolio to produce positive results during market rallies, and to outperform the benchmark in weak or uncertain market environments, creating a smoother path to investing in small caps and a better opportunity to generate higher compounded returns over full market cycles. When markets are up sharply, as they were for much of the six-month period, it is not our ideal backdrop for relative outperformance.

At the sector level, our stock selection and underweight to the Health Care sector detracted from relative results, as did our stock selection in the Energy sector. Our stock selection in the Materials and Consumer Discretionary sectors were large contributors to relative performance. (1)

There has been a lot of momentum chasing small-cap biotech companies and this has driven valuations for biotech stocks up considerably. We have taken a selective approach to investing in the industry. We typically take larger positions with those compa-

nies that already have innovative therapies approved by the FDA or have multiple products in their pipelines, and have smaller exposure to companies whose performance will be determined largely by the success or failure of a clinical trial for a single drug under development. Some of those holdings have fared well for us in the period, as you will see in our list of top contributors on an absolute basis. However, in a period in which momentum continued to indiscriminately push most biotech stocks broadly higher, we were not surprised to underperform the index in the Health Care sector.

The Portfolio’s relative outperformance in the Materials and Consumer Discretionary sectors were stock specific, rather than a specific underlying theme we were exposed to or avoided. (1)

Contributors to performance included Synageva BioPharma Corp., Dyax Corp., Eagle Pharmaceuticals, Inc., Insys Therapeutics, Inc., and Masimo Corp. Synageva BioPharma Corp. focuses on the development of enzyme replacement therapies, an attractive business model, in our view. We like Synageva BioPharma Corp. for its therapy for lysosomal acid lipase deficiency (“LAL-D”), a rare, unmet disorder. This enzyme plays an important role in breaking down fatty material in the body. Infants, children and adults who suffer from LAL-D experience a range of serious health problems. The company’s novel protein expression platform has also produced four additional pipeline drugs. The company was acquired by Alexion Pharmaceuticals during the period. Dyax Corp. is a biotech company focused on hereditary angioedema (“HAE”). Current treatments include both prophylactic and acute-use options. We believe that Dyax Corp. will be able to dominate the prophylactic HAE market with a new self-injectable antibody. It is our view that the company will continue to generate revenues from its acute-use treatment, Kalbitor, and finally collect royalties on a portfolio of antibody therapeutics. Eagle Pharmaceuticals, Inc., specialty pharmaceutical company, focuses on improving formulations of existing hospital administered drugs. We believe the value of the company’s product pipeline remains underappreciated, particularly the potential of a licensing agreement with Teva Pharmaceuticals for a new formulation to treat chronic lymphocytic leukemia and non-Hodgkin lymphoma. Insys Therapeutics, Inc., a commercial-stage specialty pharmaceutical company, develops and markets innovative supportive care products. Insys Therapeutics, Inc.’s products include Subsys, a fast-acting sublingual spray for cancer pain, and a dronabinol product used to treat chemotherapy-induced nausea and vomiting and to stimulate appetite in AIDS patients. Subsys has already captured a significant portion of the market in the one year since its launch. Despite Subsys’ success, we believe the market continues to underappreciate the drug’s potential and its ability to drive profit growth for Insys Therapeutics, Inc. We also think the company can use the technology from Subsys to develop other drugs as well, which could provide further appreciation in the stock. Masimo Corp. is a medical technology company that focuses on patient monitoring. The company has differentiated product technology and will continue to grow market share, in our view. (1)

Detractors from performance included FXCM, Inc., Stratasys Ltd., Rexnord Corp., Dominion Midstream Partners, LP, and Novadaq Technologies, Inc. FXCM, Inc. offers an online forex trading platform. We sold this position after earnings for the company were materially impaired, as they forgave negative client balances that had been affected by the appreciation of the Swiss franc against the euro. Stratasys Ltd. makes and sells three-dimensional printing services, which companies use in computer-assisted design. We believe we are in the early innings of the use of 3-D printers, which should gain wider adoption since they speed up the design process from concept to physical product. We also like the recurring revenue the

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

company receives from the proprietary consumable materials that are used by its printers. Rexnord Corp. conducts process and motion control, as well as water management operations. Rexnord Corp. offers gears, seals, couplings, industrial and aerospace bearings, special components, industrial chain, conveying equipment, grade specification plumbing, water treatment and wastewater control products. We consider Rexnord Corp. a high-quality industrial firm with stable core business segments and strengthening end markets. We appreciate its historical ability to generate high incremental margins and that its products are offered at a relatively low cost to its customers, who give the firm high ratings. DCP Midstream Partners, LP is a high-growth Master Limited Partnership with exposure to the Marcellus and Utica plays. Growth is supported by the sponsor’s large backlog of high-quality assets augmented by long-term take-or-pay commitments. Novadaq Technologies, Inc.’s technology allows surgeons to assess blood flow and other potential complications during surgery, leading to a reduction in post-surgical complications. We believe we are in the early stages of adoption of Novadaq Technologies, Inc.’s technology and that more applications for its technology will develop. (1)

We’ve mentioned in previous investment commentaries that price to earnings ratios looked stretched for a number of small-cap stocks. That statement remains true. We believe markets have shown an uncanny ability to shrug off risks, largely overlooking geopolitical tensions in Russia, a weakening energy complex in the U.S., weakness in emerging markets and a slowdown in China. None of these concerns have us calling for a market correction. Finding a specific catalyst, especially when the U.S. economy is showing some genuine signs of improvement, is hard, if not impossible, to predict. We would suggest, however, that a lower aggregate return environment is likely to persist in the coming months, and that higher volatility is likely ahead. From the standpoint of relative performance, we welcome such an environment. With valuations already on the high end of historical averages, it is hard to imagine they will expand any further. Companies will need to demonstrate true earnings growth for stock prices to grind higher. We believe this can benefit many of the higher-quality companies we tend to focus on, which have demonstrated a steady path toward growing earnings.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	99.2
Master Limited Partnerships (3)	0.7
Money Market Funds Less Net Liabilities	0.1

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. SS&C Technologies Holdings, Inc.	2.2
2. Sensient Technologies Corp.	2.0
3. Rexnord Corp.	1.9
4. Carter’s, Inc.	1.8
5. EnerSys	1.8
6. Broadridge Financial Solutions, Inc.	1.7
7. Cadence Design Systems, Inc.	1.7
8. NICE-Systems Ltd. – ADR	1.7
9. Solera Holdings, Inc.	1.7
10. Euronet Worldwide, Inc.	1.6

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	33.4
Health Care	21.5
Industrials	18.3
Consumer Discretionary	12.7
Financials	8.7
Materials	2.0
Consumer Staples	2.0
Energy	1.3

99.9

42

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 99.2%		Shares	Value
CONSUMER DISCRETIONARY – 12.7%
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	56,252	$2,034,635
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	8,034	3,324,067
Bojangles’, Inc. (Hotels, Restaurants & Leisure)	(a)	10,828	258,356
Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure)	(a)	67,588	2,132,401
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b)	107,060	1,306,671
Manchester United PLC Class A (Media)	(a)	75,977	1,356,949
National CineMedia, Inc. (Media)		149,546	2,386,754
SFX Entertainment, Inc. (Media)	(a)	128,198	575,609
DavidsTea, Inc. (Specialty Retail)	(a)	11,413	245,265
Hibbett Sports, Inc. (Specialty Retail)	(a)	27,484	1,280,205
Monro Muffler Brake, Inc. (Specialty Retail)		17,110	1,063,558
Party City Holdco, Inc. (Specialty Retail)	(a)	24,005	486,581
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	110,485	3,489,116
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		37,926	4,031,534
Tumi Holdings, Inc. (Textiles, Apparel & Luxury Goods)	(a)	53,978	1,107,629
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		115,966	3,302,712

			28,382,042

CONSUMER STAPLES – 2.0%
Casey’s General Stores, Inc. (Food & Staples Retailing)		17,477	1,673,248
Ontex Group NV (Personal Products)	(b)	90,121	2,705,186

			4,378,434

ENERGY – 0.6%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	18,877	1,420,494

FINANCIALS – 8.7%
Bank of the Ozarks, Inc. (Banks)		34,185	1,563,964
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		31,895	1,481,842
Financial Engines, Inc. (Capital Markets)		26,138	1,110,342
LPL Financial Holdings, Inc. (Capital Markets)		73,076	3,397,303
Virtu Financial, Inc. Class A (Capital Markets)	(a)	27,727	651,030
WisdomTree Investments, Inc. (Capital Markets)		88,691	1,948,098
MSCI, Inc. (Diversified Financial Svs.)		42,950	2,643,572
RLI Corp. (Insurance)		22,746	1,168,917
Easterly Government Properties, Inc. (Real Estate Investment Trusts)		65,168	1,037,475
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		9,521	1,628,091
RE/MAX Holdings, Inc. (Real Estate Mgmt. & Development)		21,059	747,805
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	68,635	1,065,902
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	13,074	1,027,747

			19,472,088

HEALTH CARE – 21.5%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	31,463	1,317,670
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	38,725	343,103
Anacor Pharmaceuticals, Inc. (Biotechnology)	(a)	6,071	470,078
Chimerix, Inc. (Biotechnology)	(a)	32,237	1,489,349
Dyax Corp. (Biotechnology)	(a)	87,887	2,329,005
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	25,348	2,049,639
Insys Therapeutics, Inc. (Biotechnology)	(a)	53,478	1,920,930
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	93,781	1,130,999
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	12,282	1,239,254
Medivation, Inc. (Biotechnology)	(a)	6,113	698,105
OvaScience, Inc. (Biotechnology)	(a)	22,716	657,174
Puma Biotechnology, Inc. (Biotechnology)	(a)	6,820	796,235
Seres Therapeutics, Inc. (Biotechnology)	(a)	3,774	156,621
EndoChoice Holdings, Inc. (Health Care Equip. & Supplies)	(a)	34,442	563,127

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	141,999	$2,178,265
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	1,404	40,688
LDR Holding Corp. (Health Care Equip. & Supplies)	(a)	49,798	2,153,763
Masimo Corp. (Health Care Equip. & Supplies)	(a)	53,734	2,081,655
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	136,287	1,650,436
Quidel Corp. (Health Care Equip. & Supplies)	(a)	54,864	1,259,129
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)		32,848	593,235
Wright Medical Group, Inc. (Health Care Equip. & Supplies)	(a)	34,120	895,991
Aceto Corp. (Health Care Providers & Svs.)		52,890	1,302,681
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	50,238	1,230,831
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	43,187	1,384,143
Teladoc, Inc. (Health Care Providers & Svs.)	(a)	5,921	112,499
athenahealth, Inc. (Health Care Technology)	(a)	12,013	1,376,450
Evolent Health, Inc. (Health Care Technology)	(a)	14,358	279,981
Bio-Techne Corp. (Life Sciences Tools & Svs.)		20,087	1,977,967
Catalent, Inc. (Pharmaceuticals)	(a)	94,958	2,785,118
Concordia Healthcare Corp. (Pharmaceuticals)		14,263	1,030,613
Flamel Technologies SA – ADR (Pharmaceuticals)	(a)	71,667	1,518,624
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)(a)		4,894	601,179
IGI Laboratories, Inc. (Pharmaceuticals)	(a)	104,069	655,635
Mallinckrodt PLC (Pharmaceuticals)	(a)	9,950	1,171,314
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	12,383	875,726
Pernix Therapeutics Holdings, Inc. (Pharmaceuticals)	(a)	79,046	467,952
Phibro Animal Health Corp. Class A (Pharmaceuticals)		46,964	1,828,778
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	46,884	2,167,916
Relypsa, Inc. (Pharmaceuticals)	(a)	39,489	1,306,691

			48,088,549

INDUSTRIALS – 18.3%
HEICO Corp. Class A (Aerospace & Defense)		66,558	3,379,150
Sparton Corp. (Aerospace & Defense)	(a)	33,071	903,500
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	40,618	1,638,530
A.O. Smith Corp. (Building Products)		42,793	3,080,240
ABM Industries, Inc. (Commercial Svs. & Supplies)		36,487	1,199,328
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	34,978	514,177
SP Plus Corp. (Commercial Svs. & Supplies)	(a)	66,046	1,724,461
EnerSys (Electrical Equip.)		56,078	3,941,723
Raven Industries, Inc. (Industrial Conglomerates)		71,993	1,463,618
CIRCOR International, Inc. (Machinery)		10,717	584,398
Kennametal, Inc. (Machinery)		97,122	3,313,803
Nordson Corp. (Machinery)		33,106	2,578,626
Proto Labs, Inc. (Machinery)	(a)	10,620	716,638
Rexnord Corp. (Machinery)	(a)	177,606	4,246,559
Wabtec Corp. (Machinery)		25,147	2,369,853
Advisory Board Co. / The (Professional Svs.)	(a)	26,068	1,425,138
CEB, Inc. (Professional Svs.)		26,226	2,283,236
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	20,020	1,373,472
Saia, Inc. (Road & Rail)	(a)	22,336	877,581
WESCO International, Inc. (Trading Companies & Distributors)	(a)	48,144	3,304,604

			40,918,635

INFORMATION TECHNOLOGY – 33.4%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		36,222	2,942,313
CTS Corp. (Electronic Equip., Instr. & Comp.)		134,103	2,584,165
FEI Co. (Electronic Equip., Instr. & Comp.)		20,682	1,715,158
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		42,738	1,259,061
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	25,567	1,809,888

43	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Alarm.com Holdings, Inc. (Internet Software & Svs.)	(a)	37,564	$577,734
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	42,609	509,178
Cimpress NV (Internet Software & Svs.)	(a)	20,754	1,746,657
CoStar Group, Inc. (Internet Software & Svs.)	(a)	6,794	1,367,360
Demandware, Inc. (Internet Software & Svs.)	(a)	12,656	899,588
Endurance International Group Holdings, Inc. (Internet Software & Svs.)	(a)	128,254	2,649,728
Envestnet, Inc. (Internet Software & Svs.)	(a)	33,553	1,356,548
HomeAway, Inc. (Internet Software & Svs.)	(a)	31,201	970,975
j2 Global, Inc. (Internet Software & Svs.)		39,847	2,707,205
Textura Corp. (Internet Software & Svs.)	(a)	30,798	857,108
Zillow Group, Inc. Class A (Internet Software & Svs.)	(a)	13,261	1,150,259
Blackhawk Network Holdings, Inc. (IT Svs.)	(a)	46,775	1,927,130
Broadridge Financial Solutions, Inc. (IT Svs.)		76,306	3,816,063
Euronet Worldwide, Inc. (IT Svs.)	(a)	57,796	3,566,013
MAXIMUS, Inc. (IT Svs.)		17,714	1,164,341
WEX, Inc. (IT Svs.)	(a)	17,617	2,007,809
Atmel Corp. (Semiconductors & Equip.)		333,011	3,281,823
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	257,430	3,009,357
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	27,939	1,015,583
ACI Worldwide, Inc. (Software)	(a)	56,750	1,394,347
Barracuda Networks, Inc. (Software)	(a)	18,160	719,499
Blackbaud, Inc. (Software)		58,705	3,343,250
Cadence Design Systems, Inc. (Software)	(a)	193,079	3,795,933
Fleetmatics Group PLC (Software)	(a)	38,355	1,796,165
Guidewire Software, Inc. (Software)	(a)	24,621	1,303,190
NICE-Systems Ltd. – ADR (Software)		59,147	3,761,158

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Paylocity Holding Corp. (Software)	(a)	23,089	$827,741
RealPage, Inc. (Software)	(a)	92,100	1,756,347
Solera Holdings, Inc. (Software)		83,920	3,739,475
SS&C Technologies Holdings, Inc. (Software)		78,668	4,916,750
Tyler Technologies, Inc. (Software)	(a)	9,966	1,289,401
Stratasys Ltd. (Tech. Hardware, Storage & Periph.)	(a)	27,973	977,097

			74,511,397

MATERIALS – 2.0%
Sensient Technologies Corp. (Chemicals)		66,265	4,528,550

Total Common Stocks (Cost $189,248,373)			$221,700,189

Master Limited Partnerships – 0.7%		Shares	Value
ENERGY – 0.7%
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		55,177	$1,693,382

Total Master Limited Partnerships (Cost $2,618,933)			$1,693,382

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,504,000	$3,504,000

Total Money Market Funds (Cost $3,504,000)			$3,504,000

Total Investments – 101.5% (Cost $195,371,306)	(c)		$226,897,571
Liabilities in Excess of Other Assets – (1.5)%			(3,442,257)

Net Assets – 100.0%			$223,455,314

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $4,011,857, or 1.8% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2015

Average Annual Returns:
One year	8.30%
Five years	17.05%
Ten years	7.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Mid Cap Opportunity Portfolio returned 1.94% versus 4.18% for the current benchmark, the Russell Midcap Growth Index.

Relative underperformance was due to weakness in select Consumer Staples and Health Care holdings somewhat offset by positive stock selection in the Information Technology and Financials. Sector allocation did not significantly impact relative performance during the period. (1)

The top performers were Netflix, Inc., DexCom, Inc., Axalta Coating Systems Ltd., Under Armour, Inc., and First Republic Bank. The top detractors were Keurig Green Mountain, Inc., Kate Spade & Co., Kansas City Southern, Whole Foods Market, Inc., and HMS Holdings Corp. The top contributors to relative returns were Netflix, Inc., First Republic Bank, Mylan, Inc., Ulta Salon, Cosmetics & Fragrance, Inc., and Axalta Coating Systems Ltd. The worst performers were Kate Spade & Co., Kansas City Southern, Keurig Green Mountain, Inc., Whole Foods Market, Inc., and Navient Corp. (1)

Kate Spade & Co. was a top detractor from performance. The company reported first quarter earnings in May that were disappointing and resulted in a spike of speculation surrounding competitive risks. The company reported revenue figures that topped our expectations; however, sales growth was light relative to forecasts. In our view, strong underlying fundamentals remain intact and the catalysts for growth are unchanged. Wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands is expected to fuel revenue growth and support the company’s attractive valuation. (1)

Transportation holding company, Kansas City Southern was another top detractor from returns. During the period, the company lowered its full year 2015 outlook, largely driven by slower year-to-date carload growth from the energy sector. Despite the weakness, we continue to believe the company is a high quality growth business with a favorable market structure, high barriers to entry, attractive valuation and strong underlying fundamentals. We are positive on

Kansas City Southern’s long-term growth trajectory and believe that the company is further reinforced by the significant track and locomotive investments it has made over the past 15 years. Furthermore, Kansas City Southern has significant exposure to cross-border trade with Mexico, which has been growing rapidly. The company also has the potential for significant margin improvement as it improves efficiency. (1)

Whole Foods Market, Inc. also detracted from returns. Recent underperformance is attributed to the industry-wide pull back stemming from weak data points in grocery store sales. With a strong rally in the latter half of 2014, recent grocery store sales data resulted in fears and speculation of business slowdown. In our view, the market overreacted to the data release and is undervaluing a strong franchise with favorable long-term growth prospects. The company has seen progress in its initiatives aimed at cost cutting, improving profitability and reaccelerating top-line growth. These factors have become increasingly well-received by the market. In addition, we believe lower fuel prices could continue to support demand for discretionary consumables, such as natural and organic products. Our growth thesis on Whole Foods Market, Inc. remains unchanged, as we are optimistic on the company and its dominant market position. (1)

Netflix, Inc. was a top contributor to returns. In April, the company reported first quarter earnings that exceeded market expectations on both earnings per share and key subscription metrics. New-user additions continue to thrive due to improving content availability and increasing success of Netflix Original series offerings. In our view, sentiment around subscriber growth and pricing continues to show signs of improvement and reflects Netflix, Inc.’s ability to execute and deliver unique, high quality content. We continue to have conviction in the strength of Netflix, Inc.’s franchise and believe that the company’s international expansion initiatives and secular tailwinds will be key drivers of future growth. (1)

Mylan, Inc., a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally, was a top contributor to performance, driven by news around potential industry consolidation. Early in the second quarter, the company announced a plan to acquire one of its competitors, Perrigo Company Plc. Subsequently, Teva Pharmaceuticals announced a plan to acquire Mylan, Inc. at a significant premium to its current market value, causing shares to gain. We believe the high level of interest in Mylan Inc.’s assets demonstrate its strong industry position and high quality nature of its franchise. Despite the move up in the share price, we continue to like Mylan, Inc.’s growth and earnings profile and its position in a consolidating industry. (1)

In April, we initiated a position in First Republic Bank, a regional bank that offers lending and private banking services to higher end customers in select markets on the east and west coasts of the U.S. In our view, First Republic Bank demonstrates strong organic growth and takeout potential. We believe a combination of strong management, a high quality franchise and strategic industry positioning makes First Republic Bank an attractive investment opportunity. During the reporting period, First Republic Bank was a top contributor to portfolio returns. (1)

We continue to believe U.S. equities have further upside potential as the U.S. economy accelerates and as real earnings growth serves as a fundamental driver of performance going forward. We believe that U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value.

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

While we are cognizant of potential headwinds, such as foreign exchange volatility or unanticipated changes in monetary policy, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies and we are optimistic on the strengthening U.S. housing and employment markets, as well as the potential for a continued recovery in consumer spending. Consumption, which accounts for approximately 70% of U.S. gross domestic product, could also benefit from relatively low gas prices, increasing consumer confidence and a continued strong U.S. dollar. Looking forward, we believe that as the U.S. economy improves, companies can reinvest for future growth by increasing capital expenditures, research and development, hiring, and through merger and acquisition activity, rather than keeping excess cash on balance sheets. In our view, equity valuations are fair, considering the positive macro environment, and inexpensive relative to fixed income. We find that focusing on corporate fundamentals and stock selection, while being aware of various macroeconomic factors, is more in line with variables that we believe generate long-term returns, such as earnings growth and valuation.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, and trading at discounted valuations, and remain focused on the long-term outperformance of the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	99.3
Money Market Funds Less Net Liabilities	0.7

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Equinix, Inc.	2.3
2. W.W. Grainger, Inc.	2.3
3. PVH Corp.	2.1
4. Intercontinental Exchange, Inc.	2.0
5. Ulta Salon Cosmetics & Fragrance, Inc.	2.0
6. First Republic Bank	2.0
7. SBA Communications Corp. Class A	2.0
8. Kansas City Southern	1.9
9. Advance Auto Parts, Inc.	1.9
10. Whole Foods Market, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	25.2
Information Technology	17.5
Health Care	15.6
Industrials	14.2
Financials	10.5
Consumer Staples	7.4
Materials	4.0
Telecommunication Services	2.9
Energy	2.0

99.3

46

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 99.3%		Shares	Value
CONSUMER DISCRETIONARY – 25.2%
BorgWarner, Inc. (Auto Components)		22,568	$1,282,765
LKQ Corp. (Distributors)	(a)	41,124	1,243,795
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,836	1,110,762
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	47,679	1,313,556
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	9,127	1,595,126
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,517	996,578
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	6,645	579,045
Burlington Stores, Inc. (Multiline Retail)	(a)	16,866	863,539
Advance Auto Parts, Inc. (Specialty Retail)		10,693	1,703,288
Five Below, Inc. (Specialty Retail)	(a)	29,311	1,158,664
L Brands, Inc. (Specialty Retail)		9,140	783,572
Restoration Hardware Holdings, Inc. (Specialty Retail)	(a)	10,014	977,667
Tractor Supply Co. (Specialty Retail)		16,020	1,440,839
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	11,583	1,788,994
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	63,052	1,358,140
PVH Corp. (Textiles, Apparel & Luxury Goods)		16,129	1,858,061
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	14,849	1,239,001
V.F. Corp. (Textiles, Apparel & Luxury Goods)		15,420	1,075,391

			22,368,783

CONSUMER STAPLES – 7.4%
Whole Foods Market, Inc. (Food & Staples Retailing)		42,720	1,684,877
Hain Celestial Group, Inc. / The (Food Products)	(a)	20,703	1,363,500
Keurig Green Mountain, Inc. (Food Products)		11,237	861,091
McCormick & Co., Inc. (Food Products)		20,390	1,650,570
TreeHouse Foods, Inc. (Food Products)	(a)	12,555	1,017,332

			6,577,370

ENERGY – 2.0%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	12,181	916,620
Weatherford International PLC (Energy Equip. & Svs.)	(a)	35,918	440,714
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		3,166	439,092

			1,796,426

FINANCIALS – 10.5%
Eagle Bancorp, Inc. (Banks)	(a)	13,863	609,417
First Republic Bank (Banks)		28,225	1,779,022
Navient Corp. (Consumer Finance)		57,866	1,053,740
SLM Corp. (Consumer Finance)	(a)	92,357	911,564
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		8,015	1,792,234
Equinix, Inc. (Real Estate Investment Trusts)		8,085	2,053,590
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	31,339	1,159,543

			9,359,110

HEALTH CARE – 15.6%
Alkermes PLC (Biotechnology)	(a)	11,262	724,597
Bluebird Bio, Inc. (Biotechnology)	(a)	1,625	273,601
Cepheid (Biotechnology)	(a)	21,773	1,331,419
Medivation, Inc. (Biotechnology)	(a)	7,125	813,675
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,601	691,611
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	7,804	624,164
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	2,388	1,156,986
Teleflex, Inc. (Health Care Equip. & Supplies)		7,837	1,061,522
Cardinal Health, Inc. (Health Care Providers & Svs.)		14,640	1,224,636
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	8,157	1,159,273
Cerner Corp. (Health Care Technology)	(a)	18,226	1,258,688

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
HMS Holdings Corp. (Health Care Technology)	(a)	31,248	$536,528
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		21,569	832,132
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,884	984,771
Mylan NV (Pharmaceuticals)	(a)	17,942	1,217,544

			13,891,147

INDUSTRIALS – 14.2%
Fortune Brands Home & Security, Inc. (Building Products)		21,588	989,162
AMETEK, Inc. (Electrical Equip.)		24,601	1,347,643
Generac Holdings, Inc. (Electrical Equip.)	(a)	24,006	954,238
Hubbell, Inc. Class B (Electrical Equip.)		9,494	1,028,010
Sensata Technologies Holding NV (Electrical Equip.)	(a)	27,031	1,425,615
Flowserve Corp. (Machinery)		16,371	862,097
Graco, Inc. (Machinery)		19,204	1,364,060
Middleby Corp. / The (Machinery)	(a)	7,542	846,439
Kansas City Southern (Road & Rail)		18,854	1,719,485
W.W. Grainger, Inc. (Trading Companies & Distributors)		8,549	2,023,121

			12,559,870

INFORMATION TECHNOLOGY – 17.5%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		26,236	1,520,901
GoDaddy, Inc. Class A (Internet Software & Svs.)	(a)	6,104	172,072
LinkedIn Corp. (Internet Software & Svs.)	(a)	8,007	1,654,486
Pandora Media, Inc. (Internet Software & Svs.)	(a)	22,764	353,753
Twitter, Inc. (Internet Software & Svs.)	(a)	9,546	345,756
Black Knight Financial Services, Inc. Class A (IT Svs.)	(a)	24,254	748,721
Fidelity National Information Services, Inc. (IT Svs.)		15,557	961,423
FleetCor Technologies, Inc. (IT Svs.)	(a)	7,822	1,220,701
Global Payments, Inc. (IT Svs.)		6,418	663,942
Broadcom Corp. Class A (Semiconductors & Equip.)		13,672	703,971
Qorvo, Inc. (Semiconductors & Equip.)	(a)	15,993	1,283,758
Guidewire Software, Inc. (Software)	(a)	21,557	1,141,012
Intuit, Inc. (Software)		15,651	1,577,151
Red Hat, Inc. (Software)	(a)	16,231	1,232,420
ServiceNow, Inc. (Software)	(a)	15,291	1,136,274
Splunk, Inc. (Software)	(a)	12,130	844,491

			15,560,832

MATERIALS – 4.0%
Ashland, Inc. (Chemicals)		8,950	1,091,005
Axalta Coating Systems Ltd. (Chemicals)	(a)	43,165	1,427,898
Sherwin-Williams Co. / The (Chemicals)		3,730	1,025,825

			3,544,728

TELECOMMUNICATION SERVICES – 2.9%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	14,385	757,658
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	15,386	1,768,928

			2,526,586

Total Common Stocks (Cost $74,440,398)			$88,184,852

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		1,430,000	$1,430,000

Total Money Market Funds (Cost $1,430,000)			$1,430,000

Total Investments – 100.9% (Cost $75,870,398)	(b)		$89,614,852
Liabilities in Excess of Other Assets – (0.9)%			(810,118)

Net Assets – 100.0%			$88,804,734

47	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

48

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of June 30, 2015

Average Annual Returns:
One year	6.95%
Five years	16.78%
Ten years	7.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the S&P 500® Index Portfolio returned 1.00% versus 1.23% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index. (1)

The largest contributors to the index return for the reporting period were Apple, Inc., Amazon.com, Inc., Gilead Sciences, Inc. The Walt Disney Co., and Starbucks Corp. The largest detractors for the index for the reporting period were Exxon Mobil Corp., The Procter & Gamble Co., Chevron Corp., Intel Corp., and Berkshire Hathaway, Inc. Class B. (1)

U.S. indices ended the reporting period in positive territory, despite early year weakness due to bad weather and the ongoing drama in Greece. The Federal Reserve has signaled that it expects to begin raising rates by the end of the year, as economic data continues to confirm a strengthening U.S. economy. We would expect moderate growth in U.S. equity indices for the rest of 2015.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	95.6
Exchange Traded Funds and Other Net Assets	4.4

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. SPDR S&P 500 ETF Trust	4.0
2. Apple, Inc.	3.8
3. Microsoft Corp.	1.9
4. Exxon Mobil Corp.	1.8
5. Johnson & Johnson	1.4
6. General Electric Co.	1.4
7. Wells Fargo & Co.	1.4
8. JPMorgan Chase & Co.	1.3
9. Berkshire Hathaway, Inc. Class B	1.3
10. Procter & Gamble Co. / The	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	18.8
Financials	15.8
Health Care	14.8
Consumer Discretionary	12.2
Industrials	9.7
Consumer Staples	9.0
Energy	7.5
Materials	3.0
Utilities	2.7
Telecommunication Services	2.1

95.6

50

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 95.6%		Shares	Value
CONSUMER DISCRETIONARY – 12.2%
BorgWarner, Inc. (Auto Components)		4,900	$278,516
Delphi Automotive PLC (Auto Components)		6,200	527,558
Goodyear Tire & Rubber Co. / The (Auto Components)		5,800	174,870
Johnson Controls, Inc. (Auto Components)		14,100	698,373
Ford Motor Co. (Automobiles)		85,487	1,283,160
General Motors Co. (Automobiles)		29,000	966,570
Harley-Davidson, Inc. (Automobiles)		4,500	253,575
Genuine Parts Co. (Distributors)		3,300	295,449
H&R Block, Inc. (Diversified Consumer Svs.)		5,900	174,935
Carnival Corp. (Hotels, Restaurants & Leisure)		9,700	479,083
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	650	393,243
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,700	191,916
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,446	330,738
McDonald’s Corp. (Hotels, Restaurants & Leisure)		20,600	1,958,442
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		3,500	275,415
Starbucks Corp. (Hotels, Restaurants & Leisure)		32,200	1,726,403
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,700	300,033
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,560	209,690
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,800	177,606
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		9,300	837,744
D.R. Horton, Inc. (Household Durables)		7,200	196,992
Garmin Ltd. (Household Durables)		2,600	114,218
Harman International Industries, Inc. (Household Durables)		1,500	178,410
Leggett & Platt, Inc. (Household Durables)		3,000	146,040
Lennar Corp. Class A (Household Durables)		3,800	193,952
Mohawk Industries, Inc. (Household Durables)	(a)	1,300	248,170
Newell Rubbermaid, Inc. (Household Durables)		5,800	238,438
PulteGroup, Inc. (Household Durables)		7,050	142,057
Whirlpool Corp. (Household Durables)		1,655	286,398
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	8,200	3,559,538
Expedia, Inc. (Internet & Catalog Retail)		2,100	229,635
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,300	854,022
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,100	1,266,507
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	2,400	209,136
Hasbro, Inc. (Leisure Products)		2,400	179,496
Mattel, Inc. (Leisure Products)		7,300	187,537
Cablevision Systems Corp. Class A (Media)		4,700	112,518
CBS Corp. Class B (Media)		9,750	541,125
Comcast Corp. Class A (Media)		54,053	3,250,747
DIRECTV (Media)	(a)	10,800	1,002,132
Discovery Communications, Inc. Class A (Media)	(a)	3,200	106,432
Discovery Communications, Inc. Class C (Media)	(a)	5,600	174,048
Gannett Co., Inc. (Media)	(a)	2,450	34,275
Interpublic Group of Cos., Inc. / The (Media)		8,923	171,946
News Corp. Class A (Media)	(a)	10,775	157,207
Omnicom Group, Inc. (Media)		5,300	368,297
Scripps Networks Interactive, Inc. Class A (Media)		2,000	130,740
TEGNA, Inc. (Media)		4,900	157,143
Time Warner Cable, Inc. (Media)		6,032	1,074,721
Time Warner, Inc. (Media)		17,766	1,552,926
Twenty-First Century Fox, Inc. Class A (Media)		38,000	1,236,710
Viacom, Inc. Class B (Media)		7,650	494,496
Walt Disney Co. / The (Media)		33,500	3,823,690
Dollar General Corp. (Multiline Retail)		6,400	497,536
Dollar Tree, Inc. (Multiline Retail)	(a)	4,400	347,556
Family Dollar Stores, Inc. (Multiline Retail)		2,100	165,501
Kohl’s Corp. (Multiline Retail)		4,300	269,223
Macy’s, Inc. (Multiline Retail)		7,276	490,912
Nordstrom, Inc. (Multiline Retail)		3,000	223,500
Target Corp. (Multiline Retail)		13,700	1,118,331

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
AutoNation, Inc. (Specialty Retail)	(a)	1,600	$100,768
AutoZone, Inc. (Specialty Retail)	(a)	675	450,158
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,700	255,226
Best Buy Co., Inc. (Specialty Retail)		6,275	204,628
CarMax, Inc. (Specialty Retail)	(a)	4,500	297,945
GameStop Corp. Class A (Specialty Retail)		2,300	98,808
Gap, Inc. / The (Specialty Retail)		5,650	215,660
Home Depot, Inc. / The (Specialty Retail)		27,900	3,100,527
L Brands, Inc. (Specialty Retail)		5,300	454,369
Lowe’s Cos., Inc. (Specialty Retail)		20,000	1,339,400
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,200	497,156
Ross Stores, Inc. (Specialty Retail)		8,900	432,629
Staples, Inc. (Specialty Retail)		13,800	211,278
Tiffany & Co. (Specialty Retail)		2,400	220,320
TJX Cos., Inc. / The (Specialty Retail)		14,600	966,082
Tractor Supply Co. (Specialty Retail)		2,900	260,826
Urban Outfitters, Inc. (Specialty Retail)	(a)	2,100	73,500
Coach, Inc. (Textiles, Apparel & Luxury Goods)		5,900	204,199
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	900	62,424
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		8,600	286,552
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	4,300	180,987
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		15,000	1,620,300
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,800	207,360
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,300	172,068
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,600	300,384
V.F. Corp. (Textiles, Apparel & Luxury Goods)		7,300	509,102

			49,988,233

CONSUMER STAPLES – 9.0%
Brown-Forman Corp. Class B (Beverages)		3,375	338,107
Coca-Cola Co. / The (Beverages)		84,300	3,307,089
Coca-Cola Enterprises, Inc. (Beverages)		4,600	199,824
Constellation Brands, Inc. Class A (Beverages)		3,600	417,672
Dr Pepper Snapple Group, Inc. (Beverages)		4,100	298,890
Molson Coors Brewing Co. Class B (Beverages)		3,400	237,354
Monster Beverage Corp. (Beverages)	(a)	3,100	415,462
PepsiCo, Inc. (Beverages)		31,747	2,963,265
Costco Wholesale Corp. (Food & Staples Retailing)		9,400	1,269,564
CVS Health Corp. (Food & Staples Retailing)		24,220	2,540,194
Kroger Co. / The (Food & Staples Retailing)		10,500	761,355
Sysco Corp. (Food & Staples Retailing)		12,800	462,080
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		18,800	1,587,472
Wal-Mart Stores, Inc. (Food & Staples Retailing)		33,900	2,404,527
Whole Foods Market, Inc. (Food & Staples Retailing)		7,700	303,688
Archer-Daniels-Midland Co. (Food Products)		13,350	643,737
Campbell Soup Co. (Food Products)		3,800	181,070
ConAgra Foods, Inc. (Food Products)		9,200	402,224
General Mills, Inc. (Food Products)		12,800	713,216
Hershey Co. / The (Food Products)		3,200	284,256
Hormel Foods Corp. (Food Products)		2,900	163,473
J.M. Smucker Co. / The (Food Products)		2,100	227,661
Kellogg Co. (Food Products)		5,400	338,580
Keurig Green Mountain, Inc. (Food Products)		2,500	191,575
Kraft Foods Group, Inc. (Food Products)		12,725	1,083,406
McCormick & Co., Inc. (Food Products)		2,700	218,565
Mead Johnson Nutrition Co. (Food Products)		4,351	392,547
Mondelez International, Inc. Class A (Food Products)		34,976	1,438,913
Tyson Foods, Inc. Class A (Food Products)		6,300	268,569
Clorox Co. / The (Household Products)		2,800	291,256
Colgate-Palmolive Co. (Household Products)		18,300	1,197,003

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Kimberly-Clark Corp. (Household Products)		7,800	$826,566
Procter & Gamble Co. / The (Household Products)		58,322	4,563,113
Estee Lauder Cos., Inc. / The Class A (Personal Products)		4,800	415,968
Altria Group, Inc. (Tobacco)		42,300	2,068,893
Philip Morris International, Inc. (Tobacco)		33,300	2,669,661
Reynolds American, Inc. (Tobacco)		8,937	667,236

			36,754,031

ENERGY – 7.5%
Baker Hughes, Inc. (Energy Equip. & Svs.)		9,341	576,340
Cameron International Corp. (Energy Equip. & Svs.)	(a)	4,100	214,717
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,400	36,134
Ensco PLC Class A (Energy Equip. & Svs.)		5,000	111,350
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	5,000	207,450
Halliburton Co. (Energy Equip. & Svs.)		18,300	788,181
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		2,300	161,966
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		8,300	400,724
Noble Corp. PLC (Energy Equip. & Svs.)		5,200	80,028
Schlumberger Ltd. (Energy Equip. & Svs.)		27,247	2,348,419
Transocean Ltd. (Energy Equip. & Svs.)		7,300	117,676
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		10,900	850,854
Apache Corp. (Oil, Gas & Consumable Fuels)		8,072	465,189
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		8,900	280,706
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		11,100	123,987
Chevron Corp. (Oil, Gas & Consumable Fuels)		40,438	3,901,054
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		2,000	220,620
ConocoPhillips (Oil, Gas & Consumable Fuels)		26,500	1,627,365
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		4,900	106,526
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		8,300	493,767
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		11,800	1,033,090
EQT Corp. (Oil, Gas & Consumable Fuels)		3,300	268,422
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		89,864	7,476,685
Hess Corp. (Oil, Gas & Consumable Fuels)		5,200	347,776
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		37,273	1,430,910
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		14,520	385,361
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		11,720	613,073
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3,600	149,652
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	3,500	126,420
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		8,300	354,244
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		16,500	1,283,205
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4,500	177,660
Phillips 66 (Oil, Gas & Consumable Fuels)		11,650	938,524
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		3,200	443,808
Range Resources Corp. (Oil, Gas & Consumable Fuels)		3,600	177,768
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	8,300	188,659
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		14,418	470,027
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,700	227,907
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		10,900	682,340
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		14,500	832,155

			30,720,739

FINANCIALS – 15.8%
Bank of America Corp. (Banks)		225,727	3,841,874
BB&T Corp. (Banks)		15,700	632,867
Citigroup, Inc. (Banks)		65,236	3,603,637
Comerica, Inc. (Banks)		3,800	195,016

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Fifth Third Bancorp (Banks)		17,450	$363,309
Huntington Bancshares, Inc. (Banks)		17,400	196,794
JPMorgan Chase & Co. (Banks)		79,743	5,403,386
KeyCorp (Banks)		18,200	273,364
M&T Bank Corp. (Banks)		2,900	362,297
People’s United Financial, Inc. (Banks)		6,600	106,986
PNC Financial Services Group, Inc. / The (Banks)		11,142	1,065,732
Regions Financial Corp. (Banks)		28,775	298,109
SunTrust Banks, Inc. (Banks)		11,100	477,522
U.S. Bancorp (Banks)		38,090	1,653,106
Wells Fargo & Co. (Banks)		100,713	5,664,099
Zions Bancorporation (Banks)		4,400	139,634
Affiliated Managers Group, Inc. (Capital Markets)	(a)	1,200	262,320
Ameriprise Financial, Inc. (Capital Markets)		3,880	484,728
Bank of New York Mellon Corp. / The (Capital Markets)		24,111	1,011,939
BlackRock, Inc. (Capital Markets)		2,700	934,146
Charles Schwab Corp. / The (Capital Markets)		24,800	809,720
E*TRADE Financial Corp. (Capital Markets)	(a)	6,190	185,390
Franklin Resources, Inc. (Capital Markets)		8,400	411,852
Goldman Sachs Group, Inc. / The (Capital Markets)		8,650	1,806,033
Invesco Ltd. (Capital Markets)		9,300	348,657
Legg Mason, Inc. (Capital Markets)		2,100	108,213
Morgan Stanley (Capital Markets)		33,000	1,280,070
Northern Trust Corp. (Capital Markets)		4,700	359,362
State Street Corp. (Capital Markets)		8,800	677,600
T. Rowe Price Group, Inc. (Capital Markets)		5,600	435,288
American Express Co. (Consumer Finance)		18,800	1,461,136
Capital One Financial Corp. (Consumer Finance)		11,773	1,035,671
Discover Financial Services (Consumer Finance)		9,550	550,271
Navient Corp. (Consumer Finance)		8,400	152,964
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	39,191	5,334,287
CME Group, Inc. (Diversified Financial Svs.)		6,775	630,481
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2,432	543,820
Leucadia National Corp. (Diversified Financial Svs.)		6,800	165,104
McGraw Hill Financial, Inc. (Diversified Financial Svs.)		5,900	592,655
Moody’s Corp. (Diversified Financial Svs.)		3,800	410,248
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)		2,500	122,025
ACE Ltd. (Insurance)		7,000	711,760
Aflac, Inc. (Insurance)		9,300	578,460
Allstate Corp. / The (Insurance)		8,800	570,856
American International Group, Inc. (Insurance)		28,695	1,773,925
Aon PLC (Insurance)		6,100	608,048
Assurant, Inc. (Insurance)		1,500	100,500
Chubb Corp. / The (Insurance)		4,900	466,186
Cincinnati Financial Corp. (Insurance)		3,166	158,870
Genworth Financial, Inc. Class A (Insurance)	(a)	10,700	80,999
Hartford Financial Services Group, Inc. / The (Insurance)		9,000	374,130
Lincoln National Corp. (Insurance)		5,486	324,881
Loews Corp. (Insurance)		6,361	244,962
Marsh & McLennan Cos., Inc. (Insurance)		11,600	657,720
MetLife, Inc. (Insurance)		24,000	1,343,760
Principal Financial Group, Inc. (Insurance)		5,900	302,611
Progressive Corp. / The (Insurance)		11,500	320,045
Prudential Financial, Inc. (Insurance)		9,700	848,944
Torchmark Corp. (Insurance)		2,675	155,738
Travelers Cos., Inc. / The (Insurance)		6,859	662,991
Unum Group (Insurance)		5,400	193,050
XL Group PLC (Insurance)		6,600	245,520
American Tower Corp. (Real Estate Investment Trusts)		9,100	848,939
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		3,373	124,565

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		2,831	$452,592
Boston Properties, Inc. (Real Estate Investment Trusts)		3,300	399,432
Crown Castle International Corp. (Real Estate Investment Trusts)		7,300	586,190
Equity Residential (Real Estate Investment Trusts)		7,800	547,326
Essex Property Trust, Inc. (Real Estate Investment Trusts)		1,400	297,500
General Growth Properties, Inc. (Real Estate Investment Trusts)		13,500	346,410
HCP, Inc. (Real Estate Investment Trusts)		9,900	361,053
Health Care REIT, Inc. (Real Estate Investment Trusts)		7,500	492,225
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		16,302	323,269
Iron Mountain, Inc. (Real Estate Investment Trusts)		4,028	124,868
Kimco Realty Corp. (Real Estate Investment Trusts)		8,900	200,606
Macerich Co. / The (Real Estate Investment Trusts)		3,000	223,800
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		3,800	154,166
Prologis, Inc. (Real Estate Investment Trusts)		11,239	416,967
Public Storage (Real Estate Investment Trusts)		3,100	571,547
Realty Income Corp. (Real Estate Investment Trusts)		5,000	221,950
Simon Property Group, Inc. (Real Estate Investment Trusts)		6,662	1,152,659
SL Green Realty Corp. (Real Estate Investment Trusts)		2,100	230,769
Ventas, Inc. (Real Estate Investment Trusts)		7,100	440,839
Vornado Realty Trust (Real Estate Investment Trusts)		3,793	360,069
Weyerhaeuser Co. (Real Estate Investment Trusts)		11,163	351,634
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	6,000	222,000
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		10,400	102,752

			64,669,795

HEALTH CARE – 14.8%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,800	867,696
Amgen, Inc. (Biotechnology)		16,306	2,503,297
Biogen, Inc. (Biotechnology)	(a)	5,045	2,037,877
Celgene Corp. (Biotechnology)	(a)	17,000	1,967,495
Gilead Sciences, Inc. (Biotechnology)		31,600	3,699,728
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,650	841,714
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,200	642,096
Abbott Laboratories (Health Care Equip. & Supplies)		32,000	1,570,560
Baxter International, Inc. (Health Care Equip. & Supplies)		11,700	818,181
Becton Dickinson and Co. (Health Care Equip. & Supplies)		4,537	642,666
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	28,803	509,813
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,600	273,120
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		3,000	154,650
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	2,300	327,589
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	775	375,488
Medtronic PLC (Health Care Equip. & Supplies)		30,590	2,266,719
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		6,000	438,420
Stryker Corp. (Health Care Equip. & Supplies)		6,400	611,648
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	2,100	177,093
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		3,670	400,874

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Aetna, Inc. (Health Care Providers & Svs.)		7,554	$962,833
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,500	478,530
Anthem, Inc. (Health Care Providers & Svs.)		5,700	935,598
Cardinal Health, Inc. (Health Care Providers & Svs.)		7,100	593,915
Cigna Corp. (Health Care Providers & Svs.)		5,500	891,000
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	3,700	294,039
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	15,678	1,394,401
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	6,200	562,464
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,800	255,816
Humana, Inc. (Health Care Providers & Svs.)		3,200	612,096
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	2,200	266,684
McKesson Corp. (Health Care Providers & Svs.)		5,000	1,124,050
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,800	87,570
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,100	224,812
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	2,112	122,243
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		20,500	2,501,000
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,000	284,200
Cerner Corp. (Health Care Technology)	(a)	6,600	455,796
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		7,200	277,776
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2,400	126,336
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		8,600	1,115,936
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,800	231,084
AbbVie, Inc. (Pharmaceuticals)		37,000	2,486,030
Allergan PLC (Pharmaceuticals)	(a)	8,440	2,561,202
Bristol-Myers Squibb Co. (Pharmaceuticals)		35,869	2,386,723
Eli Lilly & Co. (Pharmaceuticals)		21,000	1,753,290
Endo International PLC (Pharmaceuticals)	(a)	4,400	350,460
Hospira, Inc. (Pharmaceuticals)	(a)	3,710	329,114
Johnson & Johnson (Pharmaceuticals)		59,600	5,808,616
Mallinckrodt PLC (Pharmaceuticals)	(a)	2,500	294,300
Merck & Co., Inc. (Pharmaceuticals)		60,694	3,455,309
Mylan NV (Pharmaceuticals)	(a)	8,800	597,168
Perrigo Co. PLC (Pharmaceuticals)		3,100	572,973
Pfizer, Inc. (Pharmaceuticals)		132,310	4,436,354
Zoetis, Inc. (Pharmaceuticals)		10,700	515,954

			60,472,396

INDUSTRIALS – 9.7%
Boeing Co. / The (Aerospace & Defense)		13,800	1,914,336
General Dynamics Corp. (Aerospace & Defense)		6,700	949,323
Honeywell International, Inc. (Aerospace & Defense)		16,800	1,713,096
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,800	204,084
Lockheed Martin Corp. (Aerospace & Defense)		5,800	1,078,220
Northrop Grumman Corp. (Aerospace & Defense)		4,200	666,246
Precision Castparts Corp. (Aerospace & Defense)		3,000	599,610
Raytheon Co. (Aerospace & Defense)		6,600	631,488
Rockwell Collins, Inc. (Aerospace & Defense)		2,800	258,580
Textron, Inc. (Aerospace & Defense)		6,000	267,780
United Technologies Corp. (Aerospace & Defense)		17,800	1,974,554
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,100	193,409
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,100	189,031
FedEx Corp. (Air Freight & Logistics)		5,700	971,280
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,900	1,443,959
American Airlines Group, Inc. (Airlines)		14,900	595,032

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Delta Air Lines, Inc. (Airlines)		17,700	$727,116
Southwest Airlines Co. (Airlines)		14,400	476,496
Allegion PLC (Building Products)		2,100	126,294
Masco Corp. (Building Products)		7,500	200,025
ADT Corp. / The (Commercial Svs. & Supplies)		3,650	122,531
Cintas Corp. (Commercial Svs. & Supplies)		2,000	169,180
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		4,300	89,483
Republic Services, Inc. (Commercial Svs. & Supplies)		5,380	210,735
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,800	241,038
Tyco International PLC (Commercial Svs. & Supplies)		9,000	346,320
Waste Management, Inc. (Commercial Svs. & Supplies)		9,200	426,420
Fluor Corp. (Construction & Engineering)		3,200	169,632
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,700	109,674
Quanta Services, Inc. (Construction & Engineering)	(a)	4,600	132,572
AMETEK, Inc. (Electrical Equip.)		5,200	284,856
Eaton Corp. PLC (Electrical Equip.)		10,036	677,330
Emerson Electric Co. (Electrical Equip.)		14,400	798,192
Rockwell Automation, Inc. (Electrical Equip.)		2,900	361,456
3M Co. (Industrial Conglomerates)		13,600	2,098,480
Danaher Corp. (Industrial Conglomerates)		13,200	1,129,788
General Electric Co. (Industrial Conglomerates)		216,600	5,755,062
Roper Technologies, Inc. (Industrial Conglomerates)		2,200	379,412
Caterpillar, Inc. (Machinery)		13,000	1,102,660
Cummins, Inc. (Machinery)		3,600	472,284
Deere & Co. (Machinery)		7,200	698,760
Dover Corp. (Machinery)		3,400	238,612
Flowserve Corp. (Machinery)		2,900	152,714
Illinois Tool Works, Inc. (Machinery)		7,300	670,067
Ingersoll-Rand PLC (Machinery)		5,700	384,294
Joy Global, Inc. (Machinery)		2,100	76,020
PACCAR, Inc. (Machinery)		7,612	485,722
Pall Corp. (Machinery)		2,300	286,235
Parker-Hannifin Corp. (Machinery)		3,000	348,990
Pentair PLC (Machinery)		3,903	268,331
Snap-on, Inc. (Machinery)		1,300	207,025
Stanley Black & Decker, Inc. (Machinery)		3,347	352,238
Xylem, Inc. (Machinery)		3,900	144,573
Dun & Bradstreet Corp. / The (Professional Svs.)		800	97,600
Equifax, Inc. (Professional Svs.)		2,600	252,434
Nielsen NV (Professional Svs.)		7,900	353,683
Robert Half International, Inc. (Professional Svs.)		2,900	160,950
CSX Corp. (Road & Rail)		21,200	692,180
J.B. Hunt Transport Services, Inc. (Road & Rail)		1,900	155,971
Kansas City Southern (Road & Rail)		2,400	218,880
Norfolk Southern Corp. (Road & Rail)		6,600	576,576
Ryder System, Inc. (Road & Rail)		1,100	96,107
Union Pacific Corp. (Road & Rail)		18,800	1,792,956
Fastenal Co. (Trading Companies & Distributors)		5,800	244,644
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,100	184,002
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,300	307,645

			39,704,273

INFORMATION TECHNOLOGY – 18.8%
Cisco Systems, Inc. (Communications Equip.)		109,300	3,001,378
F5 Networks, Inc. (Communications Equip.)	(a)	1,500	180,525
Harris Corp. (Communications Equip.)		2,600	199,966
Juniper Networks, Inc. (Communications Equip.)		7,600	197,372
Motorola Solutions, Inc. (Communications Equip.)		4,014	230,163
QUALCOMM, Inc. (Communications Equip.)		35,000	2,192,050
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		6,600	382,602
Corning, Inc. (Electronic Equip., Instr. & Comp.)		27,000	532,710

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3,000	$92,460
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		8,700	559,410
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,800	265,316
eBay, Inc. (Internet Software & Svs.)	(a)	23,800	1,433,712
Equinix, Inc. (Internet Software & Svs.)		1,200	304,800
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	45,300	3,885,155
Google, Inc. Class A (Internet Software & Svs.)	(a)	6,125	3,307,745
Google, Inc. Class C (Internet Software & Svs.)	(a)	6,141	3,196,452
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,300	141,956
Yahoo!, Inc. (Internet Software & Svs.)	(a)	18,800	738,652
Accenture PLC Class A (IT Svs.)		13,500	1,306,530
Alliance Data Systems Corp. (IT Svs.)	(a)	1,300	379,522
Automatic Data Processing, Inc. (IT Svs.)		10,100	810,323
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	13,100	800,279
Computer Sciences Corp. (IT Svs.)		3,000	196,920
Fidelity National Information Services, Inc. (IT Svs.)		6,100	376,980
Fiserv, Inc. (IT Svs.)	(a)	5,100	422,433
International Business Machines Corp. (IT Svs.)		19,650	3,196,269
MasterCard, Inc. Class A (IT Svs.)		20,800	1,944,384
Paychex, Inc. (IT Svs.)		7,000	328,160
Teradata Corp. (IT Svs.)	(a)	3,100	114,700
Total System Services, Inc. (IT Svs.)		3,477	145,234
Visa, Inc. (IT Svs.)		41,500	2,786,725
Western Union Co. / The (IT Svs.)		11,047	224,586
Xerox Corp. (IT Svs.)		22,302	237,293
Altera Corp. (Semiconductors & Equip.)		6,500	332,800
Analog Devices, Inc. (Semiconductors & Equip.)		6,700	430,040
Applied Materials, Inc. (Semiconductors & Equip.)		26,500	509,330
Avago Technologies Ltd. (Semiconductors & Equip.)		5,500	731,115
Broadcom Corp. Class A (Semiconductors & Equip.)		11,650	599,859
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,650	77,517
Intel Corp. (Semiconductors & Equip.)		102,000	3,102,330
KLA-Tencor Corp. (Semiconductors & Equip.)		3,400	191,114
Lam Research Corp. (Semiconductors & Equip.)		3,425	278,624
Linear Technology Corp. (Semiconductors & Equip.)		5,100	225,573
Microchip Technology, Inc. (Semiconductors & Equip.)		4,300	203,928
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	23,200	437,088
NVIDIA Corp. (Semiconductors & Equip.)		11,000	221,210
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3,200	256,864
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,100	426,810
Texas Instruments, Inc. (Semiconductors & Equip.)		22,400	1,153,824
Xilinx, Inc. (Semiconductors & Equip.)		5,600	247,296
Adobe Systems, Inc. (Software)	(a)	10,200	826,302
Autodesk, Inc. (Software)	(a)	4,900	245,368
CA, Inc. (Software)		6,800	199,172
Citrix Systems, Inc. (Software)	(a)	3,400	238,544
Electronic Arts, Inc. (Software)	(a)	6,700	445,550
Intuit, Inc. (Software)		5,900	594,543
Microsoft Corp. (Software)		173,900	7,677,685
Oracle Corp. (Software)		68,500	2,760,550
Red Hat, Inc. (Software)	(a)	3,900	296,127
Salesforce.com, Inc. (Software)	(a)	13,100	912,153
Symantec Corp. (Software)		14,594	339,311
Apple, Inc. (Tech. Hardware, Storage & Periph.)		123,800	15,527,615
EMC Corp. (Tech. Hardware, Storage & Periph.)		41,700	1,100,463
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		38,800	1,164,388
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,700	211,452
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		4,500	261,990

54	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (Continued)
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		6,800	$323,000
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		4,700	368,574

			77,030,871

MATERIALS – 3.0%
Air Products & Chemicals, Inc. (Chemicals)		4,200	574,686
Airgas, Inc. (Chemicals)		1,500	158,670
CF Industries Holdings, Inc. (Chemicals)		5,100	327,828
Dow Chemical Co. / The (Chemicals)		23,300	1,192,261
Eastman Chemical Co. (Chemicals)		3,200	261,824
Ecolab, Inc. (Chemicals)		5,800	655,806
E.I. du Pont de Nemours & Co. (Chemicals)		19,500	1,247,025
FMC Corp. (Chemicals)		2,900	152,395
International Flavors & Fragrances, Inc. (Chemicals)		1,700	185,793
LyondellBasell Industries NV Class A (Chemicals)		8,400	869,568
Monsanto Co. (Chemicals)		10,186	1,085,726
Mosaic Co. / The (Chemicals)		6,700	313,895
PPG Industries, Inc. (Chemicals)		5,800	665,376
Praxair, Inc. (Chemicals)		6,200	741,210
Sherwin-Williams Co. / The (Chemicals)		1,700	467,534
Sigma-Aldrich Corp. (Chemicals)		2,600	362,310
Martin Marietta Materials, Inc. (Construction Materials)		1,300	183,963
Vulcan Materials Co. (Construction Materials)		2,900	243,397
Avery Dennison Corp. (Containers & Packaging)		2,000	121,880
Ball Corp. (Containers & Packaging)		3,000	210,450
MeadWestvaco Corp. (Containers & Packaging)		7,100	335,049
Owens-Illinois, Inc. (Containers & Packaging)	(a)	3,500	80,290
Sealed Air Corp. (Containers & Packaging)		4,500	231,210
Alcoa, Inc. (Metals & Mining)		26,300	293,245
Allegheny Technologies, Inc. (Metals & Mining)		2,300	69,460
Freeport-McMoRan, Inc. (Metals & Mining)		22,352	416,194
Newmont Mining Corp. (Metals & Mining)		11,400	266,304
Nucor Corp. (Metals & Mining)		6,900	304,083
International Paper Co. (Paper & Forest Products)		9,100	433,069

			12,450,501

TELECOMMUNICATION SERVICES – 2.1%
AT&T, Inc. (Diversified Telecom. Svs.)		111,578	3,963,251
CenturyLink, Inc. (Diversified Telecom. Svs.)		12,072	354,675
Frontier Communications Corp. (Diversified Telecom. Svs.)		24,741	122,468
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	6,300	331,821
Verizon Communications, Inc. (Diversified Telecom. Svs.)		87,700	4,087,697

			8,859,912

Common Stocks (Continued)		Shares	Value
UTILITIES – 2.7%
American Electric Power Co., Inc. (Electric Utilities)		10,500	$556,185
Duke Energy Corp. (Electric Utilities)		14,843	1,048,213
Edison International (Electric Utilities)		7,000	389,060
Entergy Corp. (Electric Utilities)		3,900	274,950
Eversource Energy (Electric Utilities)		6,800	308,788
Exelon Corp. (Electric Utilities)		18,490	580,956
FirstEnergy Corp. (Electric Utilities)		9,034	294,057
NextEra Energy, Inc. (Electric Utilities)		9,500	931,285
Pepco Holdings, Inc. (Electric Utilities)		5,400	145,476
Pinnacle West Capital Corp. (Electric Utilities)		2,400	136,536
PPL Corp. (Electric Utilities)		14,400	424,368
Southern Co. / The (Electric Utilities)		19,500	817,050
Xcel Energy, Inc. (Electric Utilities)		10,900	350,762
AGL Resources, Inc. (Gas Utilities)		2,586	120,404
AES Corp. (Ind. Power & Renewable Elec.)		14,700	194,922
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7,200	164,736
Ameren Corp. (Multi-Utilities)		5,200	195,936
CenterPoint Energy, Inc. (Multi-Utilities)		9,200	175,076
CMS Energy Corp. (Multi-Utilities)		5,900	187,856
Consolidated Edison, Inc. (Multi-Utilities)		6,300	364,644
Dominion Resources, Inc. (Multi-Utilities)		12,800	855,936
DTE Energy Co. (Multi-Utilities)		3,900	291,096
NiSource, Inc. (Multi-Utilities)		6,800	310,012
PG&E Corp. (Multi-Utilities)		10,300	505,730
Public Service Enterprise Group, Inc. (Multi-Utilities)		10,900	428,152
SCANA Corp. (Multi-Utilities)		3,100	157,015
Sempra Energy (Multi-Utilities)		5,000	494,700
TECO Energy, Inc. (Multi-Utilities)		5,100	90,066
WEC Energy Group, Inc. (Multi-Utilities)		6,731	302,699

			11,096,666

Total Common Stocks (Cost $253,834,963)			$391,747,417

Exchange Traded Funds – 4.0%		Shares	Value
SPDR S&P 500 ETF Trust		80,125	$16,493,731

Total Exchange Traded Funds (Cost $16,553,999)			$16,493,731

Total Investments – 99.6% (Cost $270,388,962)	(b)		$408,241,148
Other Assets in Excess of Liabilities – 0.4%			1,489,563

Net Assets – 100.0%			$409,730,711

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of June 30, 2015

Average Annual Returns;
One year	-1.00%
Five years	14.54%
Ten years	5.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Strategic Value Portfolio returned -0.36% versus -3.57% for the current benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

In spite of the recent commotion in the markets, precipitated by uncertainty in Greece and the Federal Reserve’s future interest rate plans, the Portfolio remained focused, as always, on providing investors with a high dividend yield and dividend growth. At the end of June, the Portfolio’s gross dividend yield measured 4.4%, higher than that of the broad market S&P 500 Index (2.1%) and the Dow Jones U.S. Select Dividend Index (3.8%), which aims to reflect the domestic dividend-paying universe.(1)

During the first half of the year, the Portfolio realized 17 dividend increases. The most notable of these increases came from The Williams Cos., Inc., The Coca-Cola Co., Dominion Resources, Inc., PepsiCo, Inc., General Mills, Inc., and Johnson & Johnson, as they raised their dividends by 10.3%, 8.2%, 7.9%, 7.3%, 7.3% and 7.1%, respectively. Johnson & Johnson’s April 2015 dividend hike marked the 53rd consecutive year that the company has raised its dividend.(1)

The Portfolio primarily invests in high yield, low beta, large cap, high quality holdings, which are representative of a dividend-oriented strategy. Despite the strong “risk on” environment during the first half of the year, which creates a significant headwind for a large cap, high yielding, low beta strategy, the Portfolio handled these obstacles well. Of note, when quintiling the S&P 500 Index, low quality (“C/D”) has outperformed high quality (“A+”) by 13.0%, low yield has outperformed high yield by 7.7%, high beta has outperformed low beta by 2.3%, and small caps have outperformed large caps by 1.6%. These characteristics are not conducive to a dividend-oriented strategy.(1)

On an absolute performance basis, the Portfolio’s holdings in real estate investment trusts (“REITs”) and Utilities detracted from performance, as they both experienced short-term price pressure due to speculation around when the Federal Reserve might raise rates. The Portfolio’s holdings in these areas are, nonetheless, very supportive of an income-oriented investment strategy, evidenced by their average dividend yields of 5.3% and 4.8%, respectively.(1)

The Portfolio’s absolute performance was primarily driven by our notable weight in Consumer Staples, which returned 6.5% in the Portfolio dominated by two investments, Kraft Foods Group, Inc. (up 36.7%) and Reynolds American, Inc. (up 18.4%). Kraft Foods Group, Inc.’s shares rose 35.6% on March 25th after the announcement of its merger agreement with Heinz. Under the terms of the deal, current Kraft Foods Group, Inc. shareholders will own 49% of the new company, while existing Heinz shareholders will own 51% and 3G Capital and Warren Buffet will be returning cash to existing Kraft Foods Group, Inc. shareholders worth $10 billion, or $16.50/share. Reynolds American, Inc. shares have also been propelled by its merger agreement with Lorillard, which was completed on June 12, 2015. Strong revenue growth and strong pricing (cigarette pricing up 5.9% year over year) has also added to Reynolds American, Inc.’s strong performance. Separately, The Williams Cos., Inc. within Energy, added positively to performance, as it returned 26.0% for the period. The Williams Cos., Inc.’s shares rose after the news of the potential buyout offer from Energy Transfer Equity L.P. (1)

The Portfolio’s five best performing securities were Kraft Foods Group, Inc. (up 36.7%), The Williams Cos., Inc. (up 26.0%), Reynolds American, Inc. (up 18.4%), Sanofi (up 15.2%), and Vodafone Group PLC (up 10.1%). The Portfolio’s five worst performing securities were, Royal Dutch Shell PLC (down 15.7%), HCP, Inc. (down 14.9%), Duke Energy Corp. (down 13.7%), National Retail Properties, Inc. (down 13.3%) and The Procter & Gamble Co. (down 12.8%). The Procter & Gamble Co. had disappointing first quarter results as organic sales came in below expectations. Most defensive investments experience near term pressure due to concerns surrounding interest rate volatility. (1)

On a relative basis, the Portfolio’s strongest contribution came from the notable performance within Consumer Staples. The Portfolio’s 31.5% Consumer Staples exposure posted a return of 6.5%, compared to an average return of 1.7% for the Staples holdings within the benchmark. The most notable performers in Consumer Staples were Kraft Foods Group, Inc., Reynolds American, Inc. and Unilever PLC. The Portfolio’s significant underweight in Utilities versus the benchmark also contributed significantly to relative performance, adding 1.5%. Lastly, the Portfolio’s superior stock selection in Telecommunication Services added 2.0% to relative performance. This substantial outperformance was driven by the Portfolio’s exposure to Vodafone Group PLC (up 10.1%) and AT&T, Inc. (up 8.8%), while avoiding CenturyLink, Inc., which posted a -23.4% return in the index for the period. (1)

The primary driver of relative weakness was Financials, which was the third best performer in the index posting a return of 4.5%. While the Portfolio’s only exposure in Financials is the position in REITs, REITs underperformed during the period driven by the speculation around rising rates. The index’s 4.8% average weight in Commercial Banks posted a return of 10.6%, as Commercial Banks tend to outperform in a rising rate environment. Due to the financial crisis of 2008, however, dividend payout ratios within Financials were greatly reduced. As a result, the Financials sector is not an optimal sector to find investments with a strong history of consecutively paying and an increasing dividend.(1)

The Portfolio has not changed its basic positioning, as it continues to invest in companies that exhibit both the ability and the inclination to pay and increase their dividends, although the security makeup of the Portfolio has changed modestly over the first half of the year.

56	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Changes to sector exposures included a 4.4% decrease in the Energy exposure and a 1.8% increase in Consumer Staples and Telecommunication Services. Energy decreased as a result of eliminating our positions in ConocoPhillips and The Williams Cos., Inc. We exited our position in ConocoPhillips because the company does not have a downstream business that would have aided it through this period of low energy prices. The company spun off its refining business, Phillips 66, back in early 2012, which would have benefited from lower input costs associated with lower oil prices. Without the benefit of a downstream business, ConocoPhillips failed our dividend safety stress test and was subsequently eliminated. We also exited The Williams Cos., Inc. after the shares soared 26% on June 22, based on the news of a potential buyout from Energy Transfer Equity L.P.(1)

Consumer Staples increased as a result of adding to existing positions in Altria Group, Inc., Philip Morris International, Inc. and The Procter & Gamble Co., three companies that have a very strong history of paying consecutive dividends. Altria Group, Inc. and Philip Morris International, Inc. have been paying consecutive dividends every year since 1928 and The Procter & Gamble Co. has paid consecutive dividends every year since 1890! Exposure to the Telecommunication Services sector increased due to increases to an existing position in BCE, Inc. BCE, Inc. currently yields 4.2% and increased its dividend by over 5.3% in February. BCE, Inc. has a high commitment to the dividend and a long track record of paying and growing the dividend. There was one new addition in Heath Care, Sanofi, which currently yields 3.2%. The company’s ability and willingness to share a fair amount of its profits with shareholders makes Sanofi a compelling investment option for a dividend-focused strategy.(1)

The year 2015 has been a tumultuous year so far for stocks, as several issues continue to trigger volatility in the market. Speculation around when the Federal Reserve will raise rates, the potential Greece default, China’s declining growth rate, and the volatility within oil prices have been the major concerns driving market volatility. Globally, the potential default of Greece, and its possible exit from the European Union, is causing volatility throughout the European markets. Domestically, oil prices have dropped again on the threat of Iranian supply coming online, and an increase in U.S. drilling has added to signs that producers will keep adding to an already oversupplied market. The Federal Reserve is expected to raise rates by the end of the year, with some speculating the raise to occur as early as September. The U.S. markets have seen solid economic growth and job growth, but the stagnant pace of inflation may cause the Federal Reserve to hold off on raising rates even longer.

The Portfolio’s unchanging investment strategy looks beyond short-term market noise and focuses instead on the long-term drivers of total return. As the broad market constantly ebbs and flows in its unpredictable fashion, the Portfolio provides a steadfast, objectives-based investment approach that we believe is designed to provide a meaningful source of income, growth in that income which can offset inflation, downside protection characteristics and a long-term investment approach positioned to outperform the broad market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

57	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	97.6
Money Market Funds and Other Net Assets	2.4

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Kraft Foods Group, Inc.	5.3
2. AT&T, Inc.	4.7
3. Altria Group, Inc.	4.7
4. Reynolds American, Inc.	4.6
5. Verizon Communications, Inc.	4.3
6. McDonald’s Corp.	4.3
7. National Grid PLC	4.3
8. Philip Morris International, Inc.	4.2
9. GlaxoSmithKline PLC	4.0
10. Vodafone Group PLC – ADR	3.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Sectors:

% of Net Assets
Consumer Staples	32.7
Telecommunication Services	14.8
Utilities	14.5
Energy	13.3
Health Care	9.1
Financials	8.9
Consumer Discretionary	4.3

97.6

58

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 97.6%		Shares	Value
CONSUMER DISCRETIONARY – 4.3%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		149,645	$14,226,750

CONSUMER STAPLES – 32.7%
Coca-Cola Co. / The (Beverages)		119,450	4,686,023
PepsiCo, Inc. (Beverages)		36,700	3,425,578
General Mills, Inc. (Food Products)		97,100	5,410,412
Kellogg Co. (Food Products)		54,075	3,390,502
Kraft Foods Group, Inc. (Food Products)		206,730	17,600,992
Kimberly-Clark Corp. (Household Products)		78,475	8,315,996
Procter & Gamble Co. / The (Household Products)		140,350	10,980,984
Unilever PLC (Personal Products)	(a)	215,600	9,257,624
Altria Group, Inc. (Tobacco)		315,195	15,416,187
Philip Morris International, Inc. (Tobacco)		174,545	13,993,273
Reynolds American, Inc. (Tobacco)		203,620	15,202,269

			107,679,840

ENERGY – 13.3%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,685,300	11,184,726
Chevron Corp. (Oil, Gas & Consumable Fuels)		110,980	10,706,241
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		137,390	5,274,402
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	321,220	9,145,244
TOTAL SA (Oil, Gas & Consumable Fuels)	(a)	152,420	7,476,363

			43,786,976

FINANCIALS – 8.9%
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		85,700	5,714,476
HCP, Inc. (Real Estate Investment Trusts)		155,190	5,659,779
Health Care REIT, Inc. (Real Estate Investment Trusts)		81,800	5,368,534
National Retail Properties, Inc. (Real Estate Investment Trusts)		83,000	2,905,830
Realty Income Corp. (Real Estate Investment Trusts)		80,800	3,586,712
Ventas, Inc. (Real Estate Investment Trusts)		97,530	6,055,638

			29,290,969

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 9.1%
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	629,156	$13,081,295
Johnson & Johnson (Pharmaceuticals)		51,860	5,054,276
Merck & Co., Inc. (Pharmaceuticals)		145,800	8,300,394
Sanofi (Pharmaceuticals)	(a)	37,036	3,663,977

			30,099,942

TELECOMMUNICATION SERVICES – 14.8%
AT&T, Inc. (Diversified Telecom. Svs.)		439,223	15,601,201
BCE, Inc. (Diversified Telecom. Svs.)		160,280	6,809,013
Verizon Communications, Inc. (Diversified Telecom. Svs.)		307,101	14,313,978
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		331,893	12,097,500

			48,821,692

UTILITIES – 14.5%
American Electric Power Co., Inc. (Electric Utilities)		74,600	3,951,562
Duke Energy Corp. (Electric Utilities)		139,906	9,880,162
PPL Corp. (Electric Utilities)		251,900	7,423,493
Southern Co. / The (Electric Utilities)		194,860	8,164,634
Dominion Resources, Inc. (Multi-Utilities)		61,225	4,094,116
National Grid PLC (Multi-Utilities)	(a)	1,103,800	14,206,732

			47,720,699

Total Common Stocks (Cost $305,147,781)			$321,626,868

Money Market Funds – 2.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		6,640,000	$6,640,000

Total Money Market Funds (Cost $6,640,000)			$6,640,000

Total Investments – 99.6% (Cost $311,787,781)	(b)		$328,266,868
Other Assets in Excess of Liabilities – 0.4%			1,331,604

Net Assets – 100.0%			$329,598,472

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $68,015,961, or 20.6% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

59

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2015

Average Annual Returns:
One year	0.48%
Five years	8.22%
Ten years	7.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the High Income Bond Portfolio returned 2.33% versus 2.53% for the current benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (“BCHY2%”).

The high yield market generated attractive relative returns during the reporting period. For comparison, the Barclays U.S. Aggregate Index, a measure of high quality bond performance, returned (0.10%) versus the 2.53% for the BCHY2%. The high yield market benefitted from the general perception that the U.S. economy was in a modest self-sustaining economic expansion, led by rising employment levels and consumer confidence. This provided an environment for strong corporate credit conditions in non-commodity based industries. Even issuers in the Energy sector rebounded from year end levels, as the worst outcomes for oil prices did not materialize in the first half. The market’s strength is illustrated by the narrowing of yield spreads between the Credit Suisse High Yield Bond Index and U.S. Treasury securities with comparable maturities which began the period at 564 basis points and ended the period at 535 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BCHY2% included: midstream, oil field services, food/beverages, consumer cyclical services and leisure. Major industry sectors that substantially underperformed the overall BCHY2% included: metals/mining, wireline telecommunications, aerospace/defense, cable/satellite and construction machinery. From a ratings quality perspective, the more interest rate sensitive BB-rated securities were the worst performer at a still respectable 2.31%. The B-rated sector led the way returning 3.01% followed by the CCC-rated sector which returned 2.50%.

The Portfolio was positively impacted by its underweight to the poor performing metals/mining and wireline telecommunication sector. The Portfolio benefitted from strong security selection in the independent energy, aerospace/defense, gaming and retail sectors. Specific Portfolio holdings that substantially outperformed the BCHY2% included: Approach Resources, Inc., Northern Oil & Gas,

Inc., Hiland Partners LP/Hiland Partners Finance Corp., Oasis Petroleum, Inc. and Laredo Petroleum, Inc. The Portfolio was negatively impacted by security selection in the Information Technology sector. Specific Portfolio holdings that substantially underperformed the BCHY2% included: Chaparral Energy, Inc., Energy XXI Gulf Coast, Inc., SandRidge Energy, Inc., Intelsat SA and BMC Software Finance, Inc. The Portfolio was positively impacted by its underweight to the poor performing metals/mining and wireline telecommunication sector. (1)

As the third quarter begins, two major uncertainties dominate the headlines, the ongoing financial problems in Greece and the timing of the Federal Reserve’s first move to raise the federal funds rate. From an intermediate-to-longer-term perspective, we believe the strengthening U.S. economic climate, supported by stimulative central bank policies outside the U.S., will have a much greater impact on the high yield market than Greece or the Federal Reserve’s modest tightening actions. We believe credit spreads will tighten, offsetting any increase in intermediate U.S. Treasury rates. The credit deterioration in the metals & mining and energy sectors will most likely serve as a headwind for the overall high yield market should commodity prices not improve from current levels.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Corporate Bonds (3)	97.7
Money Market Funds and Other Net Assets	2.3

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. First Data Corp. 8.750%, 01/15/2022	1.3
2. HCA, Inc. 5.000%, 03/15/2024	1.0
3. Energy Transfer Equity LP 5.875%, 01/15/2024	0.8
4. Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 05/01/2021	0.8
5. DISH DBS Corp. 5.875%, 07/15/2022	0.7
6. Crimson Merger Sub., Inc. 6.625%, 05/15/2022	0.7
7. Berry Plastics Corp. 5.500%, 05/15/2022	0.6
8. Aramark Services, Inc. 5.750%, 03/15/2020	0.6
9. Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. 6.375%, 05/01/2022	0.6
10. Serta Simmons Holdings LLC 8.125%, 10/01/2020	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Sectors:

% of Net Assets
Consumer Discretionary	29.9
Health Care	12.1
Industrials	11.7
Energy	11.2
Information Technology	10.4
Materials	9.1
Telecommunication Services	4.0
Consumer Staples	3.9
Financials	3.2
Utilities	2.2

97.7

61

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds – 97.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 29.9%
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	$625,000	$656,250
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	400,000	420,000
Gates Global LLC / Gates Global Co. (Auto Components)	(b)	6.000%	07/15/2022	900,000	814,500
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	850,000	867,000
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	725,000	775,750
Lear Corp. (Auto Components)		5.375%	03/15/2024	225,000	228,375
Lear Corp. (Auto Components)		4.750%	01/15/2023	625,000	615,625
Lear Corp. (Auto Components)		5.250%	01/15/2025	100,000	98,250
MPG Holdco I, Inc. (Auto Components)		7.375%	10/15/2022	700,000	745,500
Omega U.S. Sub, LLC (Auto Components)	(b)	8.750%	07/15/2023	300,000	299,250
Stackpole International Intermediate / Stackpole International Powder (Auto Components)	(b)	7.750%	10/15/2021	625,000	615,625
Tenneco, Inc. (Auto Components)		5.375%	12/15/2024	225,000	231,187
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	825,000	734,250
ZF North America Capital, Inc. (Auto Components)	(b)	4.750%	04/29/2025	325,000	315,250
General Motors Co. (Automobiles)		4.000%	04/01/2025	500,000	491,643
General Motors Financial Co., Inc. (Automobiles)		4.250%	05/15/2023	325,000	328,442
General Motors Financial Co., Inc. (Automobiles)		4.000%	01/15/2025	150,000	147,775
Affinia Group, Inc. (Distributors)		7.750%	05/01/2021	1,125,000	1,175,625
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	472,500
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	303,000
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.000%	08/15/2020	649,000	685,506
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	6.000%	04/01/2022	1,175,000	1,207,312
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	375,000	369,375
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)		9.000%	05/15/2018	250,000	248,750
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.875%	05/15/2023	375,000	384,375
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.250%	03/15/2021	125,000	128,437
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.375%	06/01/2024	375,000	379,200
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	450,000	351,000
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		5.375%	12/15/2021	225,000	230,625
ESH Hospitality, Inc. (Hotels, Restaurants & Leisure)	(b)	5.250%	05/01/2025	225,000	218,812
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	375,000	385,312
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		4.875%	11/01/2020	625,000	635,937
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)		5.625%	10/15/2021	300,000	311,610
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	1,125,000	1,237,500
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	425,000	449,352
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)		9.750%	09/01/2021	450,000	471,375
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	900,000	942,750
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		5.875%	11/01/2021	1,075,000	1,083,062
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	225,000	238,219
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		6.375%	08/01/2021	650,000	689,812
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	577,000	606,571
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(b)	5.875%	05/15/2021	1,225,000	1,237,250
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	745,000	795,287
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	01/15/2021	800,000	816,000
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	800,000	856,000
RSI Home Products, Inc. (Household Durables)	(b)	6.500%	03/15/2023	550,000	554,125
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	1,275,000	1,345,125
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		6.000%	08/15/2022	100,000	103,250
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		5.500%	12/01/2024	525,000	519,750
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		5.000%	09/01/2023	550,000	540,375
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Equip. & Products)		7.875%	05/01/2020	800,000	612,000
Altice SA (Media)	(b)	7.750%	05/15/2022	875,000	846,562
Altice SA (Media)	(b)	7.625%	02/15/2025	250,000	235,000
Altice U.S. Finance I Corp. (Media)	(b)	5.375%	07/15/2023	375,000	364,687
Altice U.S. Finance II Corp. (Media)	(b)	7.750%	07/15/2025	200,000	194,000
AMC Networks, Inc. (Media)		7.750%	07/15/2021	475,000	513,000
AMC Networks, Inc. (Media)		4.750%	12/15/2022	350,000	350,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	400,000	417,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	146,250
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,275,000	1,284,562
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	325,609
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.375%	05/01/2025	175,000	170,406
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.875%	05/01/2027	150,000	146,437
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	6.375%	09/15/2020	350,000	347,637
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	750,000	681,094

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	$100,000	$90,812
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	281,531
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	1,125,000	1,171,406
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	700,000	739,375
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	350,000	321,125
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,600,000	1,568,000
Entercom Radio LLC (Media)		10.500%	12/01/2019	500,000	536,250
Expo Event Transco, Inc. (Media)	(b)	9.000%	06/15/2021	800,000	828,000
Gray Television, Inc. (Media)		7.500%	10/01/2020	700,000	742,000
Igloo Holdings Corp. (Media)	(b)(d)	8.250%	12/15/2017	875,000	885,937
iHeartCommunications, Inc. (Media)		9.000%	03/01/2021	700,000	637,875
Intelsat Jackson Holdings SA (Media)		6.625%	12/15/2022	825,000	755,906
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	550,000	486,750
Intelsat Luxembourg SA (Media)		7.750%	06/01/2021	325,000	271,375
Intelsat Luxembourg SA (Media)		8.125%	06/01/2023	750,000	615,000
Lamar Media Corp. (Media)		5.875%	02/01/2022	250,000	258,750
Lamar Media Corp. (Media)		5.000%	05/01/2023	725,000	717,750
LIN Television Corp. (Media)	(b)	5.875%	11/15/2022	150,000	151,875
Nexstar Broadcasting, Inc. (Media)	(b)	6.125%	02/15/2022	475,000	482,125
Nielsen Co. Luxembourg SARL / The (Media)	(b)	5.500%	10/01/2021	175,000	176,750
Nielsen Finance LLC / Nielsen Finance Co. (Media)		4.500%	10/01/2020	450,000	447,750
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	5.000%	04/15/2022	1,025,000	1,007,062
Numericable Group SA (Media)	(b)	6.000%	05/15/2022	575,000	566,734
Numericable Group SA (Media)	(b)	6.250%	05/15/2024	400,000	393,500
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.625%	02/15/2024	75,000	76,687
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.250%	02/15/2022	100,000	101,250
Radio One, Inc. (Media)	(b)	9.250%	02/15/2020	650,000	591,500
Radio One, Inc. (Media)	(b)	7.375%	04/15/2022	475,000	465,500
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	536,937
Regal Entertainment Group (Media)		5.750%	03/15/2022	100,000	101,120
Sinclair Television Group, Inc. (Media)	(b)	5.625%	08/01/2024	875,000	855,312
Sirius XM Radio, Inc. (Media)	(b)	4.250%	05/15/2020	150,000	149,250
Sirius XM Radio, Inc. (Media)	(b)	4.625%	05/15/2023	1,400,000	1,314,250
Sirius XM Radio, Inc. (Media)	(b)	6.000%	07/15/2024	275,000	277,750
Sirius XM Radio, Inc. (Media)	(b)	5.375%	04/15/2025	150,000	145,125
Gannett Co., Inc. (Media)	(b)	5.500%	09/15/2024	75,000	74,250
Gannett Co., Inc. (Media)	(b)	4.875%	09/15/2021	75,000	74,437
TEGNA, Inc. (Media)		6.375%	10/15/2023	775,000	806,969
Time, Inc. (Media)	(b)	5.750%	04/15/2022	475,000	459,562
Townsquare Media, Inc. (Media)	(b)	6.500%	04/01/2023	500,000	495,000
Tribune Media Co. (Media)	(b)	5.875%	07/15/2022	600,000	604,500
Unitymedia KabelBW GmbH (Media)	(b)	6.125%	01/15/2025	425,000	444,125
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(b)	5.500%	01/15/2023	475,000	484,203
Lynx II Corp. (Media)	(b)	6.375%	04/15/2023	475,000	491,031
Virgin Media Finance PLC (Media)	(b)	5.750%	01/15/2025	200,000	200,000
Virgin Media Secured Finance PLC (Media)	(b)	5.250%	01/15/2026	425,000	410,656
Family Tree Escrow, LLC (Multiline Retail)	(b)	5.250%	03/01/2020	75,000	78,469
Family Tree Escrow, LLC (Multiline Retail)	(b)	5.750%	03/01/2023	325,000	339,625
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	800,000	840,560
Argos Merger Sub, Inc. (Specialty Retail)	(b)	7.125%	03/15/2023	925,000	968,937
Jo-Ann Stores Holdings, Inc. (Specialty Retail)	(b)(d)	9.750%	10/15/2019	375,000	335,625
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	250,000	235,312
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	725,000	763,062
Michaels Stores, Inc. (Specialty Retail)	(b)	5.875%	12/15/2020	925,000	966,625
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)(d)	8.750%	10/15/2021	750,000	805,312
New Academy Finance Co. LLC / New Academy Finance Corp. (Specialty Retail)	(b)(d)	8.000%	06/15/2018	750,000	757,500
Party City Holdings, Inc. (Specialty Retail)		8.875%	08/01/2020	550,000	587,125
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	525,000	548,625
Petco Holdings, Inc. (Specialty Retail)	(b)(d)	8.500%	10/15/2017	750,000	770,625
PVH Corp. (Textiles, Apparel & Luxury Goods)		4.500%	12/15/2022	275,000	272,250
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	625,000	610,937

					67,165,736

CONSUMER STAPLES – 3.9%
Rite Aid Corp. (Food & Staples Retailing)	(b)	6.125%	04/01/2023	475,000	489,250
B&G Foods, Inc. (Food Products)		4.625%	06/01/2021	250,000	246,250
Dean Foods Co. (Food Products)	(b)	6.500%	03/15/2023	475,000	484,500
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(b)	6.500%	05/01/2022	1,100,000	1,050,500
Kraft Heinz Foods Co. (Food Products)		4.250%	10/15/2020	1,100,000	1,123,375

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
H.J. Heinz Co. (Food Products)	(b)	4.875%	02/15/2025	$275,000	$299,406
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		4.875%	05/01/2021	1,175,000	1,157,375
Smithfield Foods, Inc. (Food Products)		6.625%	08/15/2022	1,050,000	1,120,875
Sun Merger Sub., Inc. (Food Products)	(b)	5.875%	08/01/2021	100,000	103,250
TreeHouse Foods, Inc. (Food Products)		4.875%	03/15/2022	75,000	75,562
Spectrum Brands, Inc. (Household Products)		6.750%	03/15/2020	650,000	684,450
Spectrum Brands, Inc. (Household Products)	(b)	6.125%	12/15/2024	175,000	181,562
Spectrum Brands, Inc. (Household Products)	(b)	5.750%	07/15/2025	200,000	203,000
First Quality Finance Co., Inc. (Personal Products)	(b)	4.625%	05/15/2021	675,000	631,125
Prestige Brands, Inc. (Personal Products)		8.125%	02/01/2020	175,000	186,812
Prestige Brands, Inc. (Personal Products)	(b)	5.375%	12/15/2021	625,000	625,000

					8,662,292

ENERGY – 11.2%
CGG SA (Energy Equip. & Svs.)		6.875%	01/15/2022	400,000	332,000
Chaparral Energy, Inc. (Energy Equip. & Svs.)		7.625%	11/15/2022	200,000	144,000
FTS International, Inc. (Energy Equip. & Svs.)		6.250%	05/01/2022	375,000	275,625
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	775,000	782,750
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.125%	12/01/2022	200,000	189,000
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.625%	06/01/2023	125,000	120,781
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	06/15/2021	650,000	585,000
Blue Racer Midstream LLC / Blue Racer Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.125%	11/15/2022	325,000	334,750
BreitBurn Energy Partners LP / BreitBurn Finance Corp. (Oil, Gas & Consumable Fuels)		7.875%	04/15/2022	225,000	187,875
California Resources Corp. (Oil, Gas & Consumable Fuels)		6.000%	11/15/2024	725,000	622,594
California Resources Corp. (Oil, Gas & Consumable Fuels)		5.500%	09/15/2021	150,000	129,937
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	575,000	605,187
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	100,250
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	675,000	658,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	475,125
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2023	450,000	466,875
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	7.750%	02/15/2023	175,000	186,375
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	325,000	325,000
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,725,000	1,788,825
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.500%	12/15/2021	350,000	113,750
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2024	125,000	40,625
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		9.375%	05/01/2020	350,000	374,937
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		7.750%	09/01/2022	100,000	105,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.375%	06/15/2023	200,000	200,500
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		7.750%	11/01/2020	350,000	366,625
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(b)	6.625%	05/01/2023	225,000	227,812
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	8.625%	02/01/2020	200,000	197,500
Hiland Partners LP / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	05/15/2022	250,000	260,000
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	473,813
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	11/15/2023	550,000	584,335
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	225,000	222,750
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		7.375%	05/01/2022	100,000	105,250
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	125,000	127,187
Legacy Reserves LP / Legacy Reserves Finance Corp. (Oil, Gas & Consumable Fuels)		6.625%	12/01/2021	850,000	688,500
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	350,000	287,073
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	300,000	233,250
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	09/15/2021	125,000	93,125
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	618,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	07/15/2023	325,000	318,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	12/01/2024	75,000	73,312
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	850,000	765,000
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	625,000	634,375
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	4.875%	05/15/2025	622,000	604,211
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	178,115
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	11/01/2023	225,000	217,125
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/01/2022	150,000	159,516
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	10/01/2022	200,000	202,935
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	05/01/2022	500,000	496,250
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	7.250%	05/01/2023	75,000	76,875
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)		5.625%	07/15/2022	600,000	586,500
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.625%	11/15/2023	225,000	217,687
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.625%	10/01/2022	275,000	281,187
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	02/01/2021	950,000	969,000
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	04/15/2023	225,000	224,226
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		6.250%	03/15/2022	300,000	310,500

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)	(b)	5.625%	03/01/2025	$375,000	$371,250
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	50,000	22,000
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		8.125%	10/15/2022	500,000	213,750
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	200,000	84,540
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	275,000	260,562
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	150,000	148,470
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	650,000	620,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	350,000	346,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.000%	01/15/2018	200,000	204,500
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5.125%	04/01/2024	425,000	427,125
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	338,812
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	547,000	562,042
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	10/15/2022	75,000	77,625
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	10/15/2019	50,000	51,875
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	775,000	545,135
Western Refining Logistics LP / WNRL Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.500%	02/15/2023	300,000	309,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2023	425,000	421,812
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	225,000	237,937

					25,189,105

FINANCIALS – 3.2%
CIT Group, Inc. (Banks)		5.250%	03/15/2018	675,000	697,781
CIT Group, Inc. (Banks)		5.375%	05/15/2020	225,000	234,562
CIT Group, Inc. (Banks)		5.000%	08/01/2023	475,000	467,875
Ally Financial, Inc. (Consumer Finance)		4.750%	09/10/2018	300,000	309,375
Ally Financial, Inc. (Consumer Finance)		4.125%	02/13/2022	475,000	456,000
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	125,000	124,765
Ally Financial, Inc. (Consumer Finance)		4.625%	03/30/2025	400,000	382,200
Ally Financial, Inc. (Consumer Finance)		4.625%	05/19/2022	250,000	246,875
Interactive Data Corp. (Diversified Financial Svs.)	(b)	5.875%	04/15/2019	700,000	703,500
MSCI, Inc. (Diversified Financial Svs.)	(b)	5.250%	11/15/2024	150,000	151,875
Hockey Merger Sub 2, Inc. (Insurance)	(b)	7.875%	10/01/2021	800,000	816,000
Onex York Acquisition Corp. (Insurance)	(b)	8.500%	10/01/2022	325,000	286,406
Iron Mountain, Inc. (Real Estate Investment Trusts)		7.750%	10/01/2019	525,000	548,625
Outfront Media Capital LLC / Outfront Media Capital Corp. (Real Estate Investment Trusts)	(b)	5.625%	02/15/2024	225,000	230,062
RHP Hotel Properties LP / RHP Finance Corp. (Real Estate Investment Trusts)	(b)	5.000%	04/15/2023	100,000	98,000
Hub Holdings, LLC / Hub Holdings Finance, Inc. (Real Estate Mgmt. & Development)	(b)(d)	8.125%	07/15/2019	600,000	597,000
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(b)	5.750%	05/01/2025	775,000	742,063

					7,092,964

HEALTH CARE – 12.1%
Grifols Worldwide Operations Ltd. (Biotechnology)		5.250%	04/01/2022	675,000	676,688
Crimson Merger Sub., Inc. (Health Care Equip. & Supplies)	(b)	6.625%	05/15/2022	1,775,000	1,566,438
Hologic, Inc. (Health Care Equip. & Supplies)		6.250%	08/01/2020	525,000	543,060
Hologic, Inc. (Health Care Equip. & Supplies)	(b)	5.250%	07/15/2022	300,000	306,375
Sterigenics-Nordion Holdings LLC (Health Care Equip. & Supplies)	(b)	6.500%	05/15/2023	625,000	628,125
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	275,000	278,493
VWR Funding, Inc. (Health Care Equip. & Supplies)		7.250%	09/15/2017	850,000	878,688
Air Medical Merger Sub Corp. (Health Care Providers & Svs.)	(b)	6.375%	05/15/2023	575,000	540,500
Amsurg Corp. (Health Care Providers & Svs.)		5.625%	07/15/2022	675,000	680,906
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	1,175,000	1,241,094
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	300,000	305,625
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.750%	08/15/2022	350,000	371,000
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.125%	07/15/2024	450,000	442,406
Envision Healthcare Corp. (Health Care Providers & Svs.)	(b)	5.125%	07/01/2022	875,000	881,563
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	275,000	307,313
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	292,188
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	2,175,000	2,213,063
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	450,000	466,031
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	1,200,000	1,212,000
Jaguar Holding Co. I (Health Care Providers & Svs.)	(b)(d)	9.375%	10/15/2017	725,000	740,406
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Health Care Providers & Svs.)	(b)	9.500%	12/01/2019	800,000	852,000
LifePoint Hospitals, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	750,000	774,375
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	6.625%	04/01/2022	1,300,000	1,327,625
Omnicare, Inc. (Health Care Providers & Svs.)		4.750%	12/01/2022	100,000	106,000
Omnicare, Inc. (Health Care Providers & Svs.)		5.000%	12/01/2024	50,000	53,750
Surgical Care Affiliates, Inc. (Health Care Providers & Svs.)	(b)	6.000%	04/01/2023	475,000	475,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	350,000	346,500

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	$900,000	$985,500
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	850,000	830,875
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	6.750%	06/15/2023	300,000	306,188
United Surgical Partners International, Inc. (Health Care Providers & Svs.)		9.000%	04/01/2020	850,000	907,375
Emdeon, Inc. (Health Care Technology)		11.000%	12/31/2019	400,000	434,000
Truven Health Analytics, Inc. (Health Care Technology)		10.625%	06/01/2020	600,000	628,500
Quintiles Transnational Corp. (Life Sciences Tools & Svs.)	(b)	4.875%	05/15/2023	250,000	251,250
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(b)	6.000%	02/01/2025	625,000	635,156
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(b)	6.000%	07/15/2023	250,000	255,938
Mallinckrodt International Finance SA (Pharmaceuticals)		4.750%	04/15/2023	175,000	163,297
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	4.875%	04/15/2020	100,000	101,755
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	5.500%	04/15/2025	200,000	194,000
VPII Escrow Corp. (Pharmaceuticals)	(b)	7.500%	07/15/2021	1,150,000	1,243,438
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(b)	5.500%	03/01/2023	175,000	176,750
VRX Escrow Corp. (Pharmaceuticals)	(b)	6.125%	04/15/2025	725,000	746,750
VRX Escrow Corp. (Pharmaceuticals)	(b)	5.875%	05/15/2023	825,000	844,594
VRX Escrow Corp. (Pharmaceuticals)	(b)	5.375%	03/15/2020	50,000	51,625

					27,264,203

INDUSTRIALS – 11.7%
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	600,000	555,000
KLX, Inc. (Aerospace & Defense)	(b)	5.875%	12/01/2022	425,000	429,203
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	273,281
TransDigm, Inc. (Aerospace & Defense)		7.500%	07/15/2021	300,000	322,500
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	475,000	469,063
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	543,125
TransDigm, Inc. (Aerospace & Defense)	(b)	6.500%	05/15/2025	50,000	49,500
Allegion U.S. Holding Co., Inc. (Building Products)		5.750%	10/01/2021	325,000	335,563
CPG Merger Sub. LLC (Building Products)	(b)	8.000%	10/01/2021	475,000	490,913
Hillman Group, Inc. / The (Building Products)	(b)	6.375%	07/15/2022	625,000	590,625
Masonite International Corp. (Building Products)	(b)	5.625%	03/15/2023	150,000	152,438
NCI Building Systems, Inc. (Building Products)	(b)	8.250%	01/15/2023	425,000	452,625
Nortek, Inc. (Building Products)		8.500%	04/15/2021	550,000	587,125
USG Corp. (Building Products)	(b)	5.875%	11/01/2021	175,000	182,875
USG Corp. (Building Products)	(b)	5.500%	03/01/2025	50,000	49,813
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	625,000	628,125
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	150,000	150,750
Aramark Services, Inc. (Commercial Svs. & Supplies)		5.750%	03/15/2020	1,350,000	1,409,400
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	600,000	576,000
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	650,000	624,000
Jurassic Holdings III, Inc. (Commercial Svs. & Supplies)	(b)	6.875%	02/15/2021	775,000	601,594
Multi-Color Corp. (Commercial Svs. & Supplies)	(b)	6.125%	12/01/2022	650,000	664,625
Southern Graphics, Inc. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,200,000	1,230,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		6.125%	06/15/2023	100,000	102,125
United Rentals North America, Inc. (Commercial Svs. & Supplies)		7.375%	05/15/2020	100,000	106,699
United Rentals North America, Inc. (Commercial Svs. & Supplies)		5.750%	11/15/2024	100,000	98,500
United Rentals North America, Inc. (Commercial Svs. & Supplies)		4.625%	07/15/2023	225,000	220,635
United Rentals North America, Inc. (Commercial Svs. & Supplies)		5.500%	07/15/2025	750,000	724,688
EnerSys (Electrical Equip.)	(b)	5.000%	04/30/2023	225,000	222,539
Sensata Technologies BV (Electrical Equip.)	(b)	5.625%	11/01/2024	225,000	231,750
Sensata Technologies BV (Electrical Equip.)	(b)	5.000%	10/01/2025	300,000	292,125
ATS Automation Tooling Systems, Inc. (Machinery)	(b)	6.500%	06/15/2023	300,000	306,375
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	1,100,000	1,141,250
Gardner Denver, Inc. (Machinery)	(b)	6.875%	08/15/2021	800,000	729,000
Milacron LLC / Mcron Finance Corp. (Machinery)	(b)	7.750%	02/15/2021	225,000	231,750
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2021	375,000	376,875
Schaeffler Finance BV (Machinery)	(b)	4.250%	05/15/2021	250,000	243,750
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2023	200,000	195,000
Schaeffler Holding Finance BV (Machinery)	(b)(d)	6.875%	08/15/2018	475,000	491,625
Schaeffler Holding Finance BV (Machinery)	(b)(d)	6.750%	11/15/2022	400,000	431,500
Anna Merger Sub., Inc. (Professional Svs.)	(b)	7.750%	10/01/2022	1,325,000	1,334,938
IHS, Inc. (Professional Svs.)	(b)	5.000%	11/01/2022	175,000	173,906
TransUnion (Professional Svs.)	(d)	9.625%	06/15/2018	1,125,000	1,128,150
TransUnion (Professional Svs.)		8.125%	06/15/2018	525,000	536,550
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	625,000	644,938
Hertz Corp. / The (Road & Rail)		6.250%	10/15/2022	375,000	380,625
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)		4.625%	07/01/2022	150,000	150,188
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.625%	04/15/2021	625,000	635,938
HD Supply, Inc. (Trading Companies & Distributors)		7.500%	07/15/2020	50,000	52,875

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
HD Supply, Inc. (Trading Companies & Distributors)	(b)	5.250%	12/15/2021	$75,000	$76,031
Interline Brands, Inc. (Trading Companies & Distributors)	(d)	10.000%	11/15/2018	605,000	632,225
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	1,075,000	1,162,344
International Lease Finance Corp. (Trading Companies & Distributors)		4.625%	04/15/2021	1,150,000	1,161,500
Rexel SA (Trading Companies & Distributors)	(b)	5.250%	06/15/2020	450,000	468,000
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	225,000	227,250

					26,279,787

INFORMATION TECHNOLOGY – 10.4%
CommScope Holding Co., Inc. (Communications Equip.)	(b)(d)	6.625%	06/01/2020	1,025,000	1,063,438
CommScope, Inc. (Communications Equip.)	(b)	5.500%	06/15/2024	525,000	510,563
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	300,000	318,750
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.500%	09/01/2022	725,000	719,563
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.250%	07/15/2024	375,000	363,750
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	575,000	566,375
Zebra Technologies Corp. (Electronic Equip., Instr. & Comp.)	(b)	7.250%	10/15/2022	500,000	541,250
Blackboard, Inc. (Internet Software & Svs.)	(b)	7.750%	11/15/2019	400,000	376,000
IAC / InterActiveCorp (Internet Software & Svs.)		4.750%	12/15/2022	1,100,000	1,078,000
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	300,000	287,250
VeriSign, Inc. (Internet Software & Svs.)	(b)	5.250%	04/01/2025	125,000	124,688
Compiler Finance Sub, Inc. (Acquired 05/02/2013 through 02/25/2014, Cost $749,813)(IT Svs.)	(b)(f)	7.000%	05/01/2021	750,000	570,000
CoreLogic, Inc. (IT Svs.)		7.250%	06/01/2021	850,000	898,875
First Data Corp. (IT Svs.)	(b)	8.750%	01/15/2022	2,825,000	3,003,328
Sabre GLBL, Inc. (IT Svs.)	(b)	5.375%	04/15/2023	350,000	344,750
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	200,000	209,000
SunGard Data Systems, Inc. (IT Svs.)		6.625%	11/01/2019	875,000	903,438
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.500%	08/15/2022	250,000	220,625
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.000%	07/01/2024	550,000	464,750
Entegris, Inc. (Semiconductors & Equip.)	(b)	6.000%	04/01/2022	925,000	950,438
Magnachip Semiconductor Corp. (Semiconductors & Equip.)		6.625%	07/15/2021	175,000	138,250
Micron Technology, Inc. (Semiconductors & Equip.)	(b)	5.250%	08/01/2023	400,000	383,500
Micron Technology, Inc. (Semiconductors & Equip.)	(b)	5.250%	01/15/2024	175,000	165,266
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	02/15/2021	200,000	208,000
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	03/15/2023	200,000	208,000
Audatex North America, Inc. (Software)	(b)	6.000%	06/15/2021	825,000	847,688
Audatex North America, Inc. (Software)	(b)	6.125%	11/01/2023	100,000	102,750
Blue Coat Holdings, Inc. (Software)	(b)	8.375%	06/01/2023	550,000	559,625
BMC Software Finance, Inc. (Software)	(b)	8.125%	07/15/2021	600,000	486,000
Boxer Parent Co., Inc. (Software)	(b)(d)	9.000%	10/15/2019	775,000	550,250
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(b)(d)	7.125%	05/01/2021	1,725,000	1,731,469
Infor U.S., Inc. (Software)	(b)	6.500%	05/15/2022	775,000	790,500
Italics Merger Sub, Inc. (Software)	(b)	7.125%	07/15/2023	575,000	567,813
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	1,050,000	1,055,250
Open Text Corp. (Software)	(b)	5.625%	01/15/2023	475,000	470,250
Sophia Holding Finance LP / Sophia Holding Finance, Inc. (Software)	(b)(d)	9.625%	12/01/2018	200,000	202,500
SS&C Technologies Holdings, Inc. (Software)	(b)	5.875%	07/15/2023	250,000	252,500
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	456,188
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	476,188
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	238,500

					23,405,318

MATERIALS – 9.1%
Ashland, Inc. (Chemicals)		4.750%	08/15/2022	600,000	588,750
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 BV (Chemicals)	(b)	7.375%	05/01/2021	825,000	883,781
Axiall Corp. (Chemicals)		4.875%	05/15/2023	100,000	96,500
Celanese U.S. Holdings LLC (Chemicals)		4.625%	11/15/2022	325,000	321,750
Eagle Spinco, Inc. (Chemicals)		4.625%	02/15/2021	250,000	242,500
Eco Services Operations LLC / Eco Finance Corp. (Chemicals)	(b)	8.500%	11/01/2022	300,000	301,500
Hexion, Inc. (Chemicals)		8.875%	02/01/2018	800,000	722,000
Hexion, Inc. (Chemicals)		6.625%	04/15/2020	425,000	389,938
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	250,000	249,375
Huntsman International LLC (Chemicals)	(b)	5.125%	11/15/2022	200,000	197,000
Platform Specialty Products Corp. (Chemicals)	(b)	6.500%	02/01/2022	650,000	671,125
W.R. Grace & Co. (Chemicals)	(b)	5.625%	10/01/2024	150,000	151,875
W.R. Grace & Co. (Chemicals)	(b)	5.125%	10/01/2021	150,000	151,125
Ardagh Packaging Finance PLC (Containers & Packaging)	(b)	9.125%	10/15/2020	675,000	712,125
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	425,000	446,250
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.000%	11/15/2020	48,529	49,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.750%	01/31/2021	200,000	204,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)(e)	3.286%	12/15/2019	200,000	194,500

67	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.000%	06/30/2021	$200,000	$200,500
Ball Corp. (Containers & Packaging)		4.000%	11/15/2023	875,000	811,563
Ball Corp. (Containers & Packaging)		5.250%	07/01/2025	225,000	223,313
Berry Plastics Corp. (Containers & Packaging)		5.500%	05/15/2022	1,425,000	1,428,563
Berry Plastics Corp. (Containers & Packaging)		5.125%	07/15/2023	250,000	243,750
BWAY Holding Co. (Containers & Packaging)	(b)	9.125%	08/15/2021	1,150,000	1,184,500
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)		4.500%	01/15/2023	725,000	684,676
Graphic Packaging International, Inc. (Containers & Packaging)		4.875%	11/15/2022	350,000	351,750
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	528,438
Mustang Merger Corp. (Commercial Svs. & Supplies)	(b)	8.500%	08/15/2021	775,000	786,625
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.000%	01/15/2022	100,000	98,750
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.375%	01/15/2025	200,000	195,500
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	222,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	975,000	1,011,563
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,025,000	1,050,625
Sealed Air Corp. (Containers & Packaging)	(b)	6.500%	12/01/2020	125,000	137,813
Sealed Air Corp. (Containers & Packaging)	(b)	4.875%	12/01/2022	300,000	295,500
Sealed Air Corp. (Containers & Packaging)	(b)	5.125%	12/01/2024	300,000	295,875
Sealed Air Corp. (Containers & Packaging)	(b)	5.500%	09/15/2025	300,000	302,250
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(b)	6.375%	05/01/2022	1,450,000	1,406,500
ArcelorMittal (Metals & Mining)		6.125%	06/01/2025	300,000	299,063
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	124,063
Steel Dynamics, Inc. (Metals & Mining)		5.125%	10/01/2021	200,000	200,400
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	350,000	350,000
Wise Metals Intermediate Holdings LLC / Wise Holdings Finance Corp. (Metals & Mining)	(b)	9.750%	06/15/2019	325,000	346,125
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	750,000	710,625
Clearwater Paper Corp. (Paper & Forest Products)	(b)	5.375%	02/01/2025	500,000	490,000

					20,555,174

TELECOMMUNICATION SERVICES – 4.0%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		5.750%	12/01/2022	375,000	372,188
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	5.375%	05/01/2025	600,000	578,250
Altice Financing SA (Wireless Telecom. Svs.)	(b)	6.625%	02/15/2023	200,000	198,560
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	1,075,000	1,075,000
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	925,000	793,188
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	525,000	535,500
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	380,695
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	875,000	799,531
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	675,000	658,125
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	275,000	255,090
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	750,000	660,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	910,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.731%	04/28/2022	75,000	78,188
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	645,313
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	206,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	467,438
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	230,906
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	153,563

					8,998,035

UTILITIES – 2.2%
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	450,000	448,875
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	500,000	501,250
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)	(b)	6.750%	06/15/2023	200,000	201,000
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	372,000	397,110
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	825,000	829,125
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	6.000%	01/15/2022	175,000	185,063
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	1,275,000	1,239,938
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.250%	05/01/2024	725,000	719,563
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(b)	5.875%	02/01/2023	375,000	380,625
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $13,126)(Multi-Utilities)	(b)(f)	6.125%	03/25/2019	14,374	14,374

					4,916,923

Total Corporate Bonds (Cost $221,966,488)					$219,529,537

Common Stocks – 0.0%				Shares	Value
ENERGY – 0.0%
Lone Pine Resources Canada Ltd. (Acquired 07/10/2012, Cost $48,614)(Oil, Gas & Consumable Fuels)	(a)(c)(f)			6,236	$11,350

Total Common Stocks (Cost $48,613)					$11,350

68	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Money Market Funds – 1.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,317,000	$3,317,000

Total Money Market Funds (Cost $3,317,000)			$3,317,000

Total Investments – 99.2% (Cost $225,332,101)	(g)		$222,857,887
Other Assets in Excess of Liabilities – 0.8%			1,903,366

Net Assets – 100.0%			$224,761,253

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $103,396,169, or 46.0% of the Portfolio’s net assets. Unless also noted with (f), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at June 30, 2015. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under supervision of the Board. This security represents $11,350 or 0.0% of the Portfolio’s net assets.

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(e)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2015.

(f)	Represents a security deemed to be illiquid. At June 30, 2015, the value of illiquid securities in the Portfolio totaled $595,724, or 0.3% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

69

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

Performance as of June 30, 2015

Average Annual Returns:
One year	8.21%
Five years	16.70%
Ten years	10.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Capital Growth Portfolio returned 7.29% versus 8.74% for the current benchmark, the Russell 2000 Growth Index.

For the reporting period, the Portfolio was outpaced by the benchmark Russell 2000 Growth Index; however, we narrowed the gap to a degree during the second quarter. Consumer Discretionary was the most notable detracting sector, as select Portfolio holdings within the specialty retail industry trailed behind related positions in the Portfolio’s benchmark. The Portfolio also encountered difficulty to a lesser extent in the Financials sector, where poor performance within the capital markets industry weighed on relative performance. The Portfolio experienced solid outperformance in the Industrials sector, as well as a modest amount of outperformance in the Materials sector. (1)

The Portfolio’s best-performing stocks for the period included Centene Corp., Anacor Pharmaceuticals, Inc. and JetBlue Airways Corp. Medicaid managed-care program operator Centene Corp. continues to benefit from its close alignment with the Affordable Care Act (“ACA”), both through participation in ACA-facilitated healthcare exchanges and through a shift of previously uninsured state populations into Medicaid programs administered by Centene Corp. Anacor Pharmaceuticals, Inc. develops several skin-related treatments. Anacor Pharmaceuticals, Inc. recently launched an antifungal treatment that has been well-received as partner firm Sandoz markets the drug among physicians. JetBlue Airways Corp. continues to benefit from a more disciplined and rational competitive environment as well as lower fuel prices. Additionally, JetBlue Airways Corp.’s plans to increase revenues and margins by adding additional seats to each plane, and introducing a fee for checked luggage has been largely well-received by the investor community. (1)

The Portfolio’s worst-performing stocks for the period included FXCM, Inc., Universal Electronics, Inc. and Vitamin Shoppe, Inc. Online foreign-exchange platform operator FXCM, Inc. encountered an unexpected move by the Swiss National Bank to remove its currency peg to the euro, which caught many investors by surprise, including many of FXCM, Inc.’s clients who were holding positions that suffered as a result of the move. Those losses significantly impaired FXCM, Inc.’s balance sheet, resulting in the need to raise additional capital to meet regulatory capital requirements. Remote control and associated software producer Universal Electronics, Inc. encountered substantial destocking on the part of its largest customer, Comcast, ahead of a voice-activated remote projected to start hitting the market later this year. Despite the near-term order lull, we would expect Universal Electronics, Inc. to benefit from the approaching new-product launch through renewed order growth and the increased dollar content contributed to the next-generation remotes. Vitamin and supplements retailer Vitamin Shoppe, Inc. saw its shares sell off modestly after it reported lighter-than-expected same-store sales growth and slightly tempered full-year earnings guidance. Despite the near-term breather, we continue to see significant secular tailwinds supporting the vitamins and supplements industry (e.g., an aging U.S. baby boomer population and increasing public-health awareness), which should bode well for Vitamin Shoppe, Inc. (1)

As of this writing, equity markets appear to be facing myriad potential problems. First and foremost, valuations are high, with the S&P 500 Index at 17 times forward earnings and the Russell 2000 Index at 19 times for the comparable ratio. Economic growth in China appears to be slowing, resulting in extreme pressure on commodities, particularly oil and copper. Well-publicized issues in Greece have contributed to the strong U.S. dollar, which - in turn - will consequently result in a challenging competitive environment for U.S. multinationals. The transport index, a leading market indicator, has been very weak as of late, while auto sales appear to be peaking. Finally, the U.S. Federal Reserve appears committed to an interest-rate increase later this year. The current environment can change rapidly, but it appears to us that caution would be a watchword for the third quarter.

On the Portfolio front, we maintain a constructive view of the Energy sector, as the oil market continues a painful rebalancing process. Against a near-term backdrop of subdued commodity prices, we continue to avoid oil-service companies and favor oil producers with access to best acreage and that can still generate strong returns on invested capital. We maintain a balanced view of the Materials and Industrials sectors and continue to favor companies with exposure to both residential and non-residential construction in North America. We hold an optimistic view of commercial aerospace industry where industry management teams maintain a disciplined approach to growing capacity. (1)

In Health Care, we continue to identify opportunities in certain trends, such as Medicaid managed-care companies that take over the administration of state Medicaid programs from the states. We continue to be positioned in select biotech stocks with drugs that possess strong clinical profiles, clear and impressive value propositions as well as validated mechanisms of action. We expect a clear and growing trend toward more consolidation, which has been evident thus far in 2015.

In Financials, we would expect to see an eventual rise in interest rates temper the performance of more yield-oriented investments (e.g., real-estate investment trusts and business-development companies), and ultimately provide a boost to banks and other market-driven firms as spreads recover and profitability shows improvement.

Despite increasing macroeconomic volatility in Europe, technology spending in the U.S. and other parts of the world remains healthy.

70	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

We believe that increasing capital spending should help provide for stable technology trends moving into the latter half of 2015. Merger-and-acquisition activity across the technology landscape continues; especially within the semiconductor space. We remain focused on what we believe are high-quality companies with strong management teams that are well-positioned to gain market share. Additionally, we are looking for names that benefit from long-term secular growth trends with themes that include security software, cloud computing, mobility, e-commerce and alternative energy. We remain cautious on the semiconductor cycle, as fundamentals may be peaking while the lackluster telecommunications equipment cycle may begin to show improvement in the coming quarters.

Finally, we believe consumer stocks should hold up relatively well considering our concerns over both China and Europe. A new fashion cycle in shoes stands to benefit two of our shoe companies. We also favor companies that we believe will benefit from lower gasoline prices. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	99.1
Master Limited Partnerships (3)	0.6
Money Market Funds and Other Net Assets	0.3

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Genesco, Inc.	2.7
2. JetBlue Airways Corp.	2.5
3. Centene Corp.	2.4
4. Quaker Chemical Corp.	2.3
5. Imperva, Inc.	2.1
6. Cavium, Inc.	2.0
7. Hexcel Corp.	1.9
8. Universal Electronics, Inc.	1.8
9. WhiteWave Foods Co. / The	1.6
10. Fortinet, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	26.8
Health Care	25.6
Consumer Discretionary	14.7
Industrials	14.6
Financials	6.9
Materials	4.0
Consumer Staples	3.7
Energy	3.4

99.7

71

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 14.7%
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	10,627	$614,241
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	7,970	337,928
Sotheby’s (Diversified Consumer Svs.)		6,273	283,790
Belmond Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	93,214	1,164,243
Bojangles’, Inc. (Hotels, Restaurants & Leisure)	(a)	11,311	269,880
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	2,342	366,968
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	17,552	470,218
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		2,113	315,175
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		1,779	194,267
KB Home (Household Durables)		26,585	441,311
Universal Electronics, Inc. (Household Durables)	(a)	27,274	1,359,336
Brunswick Corp. (Leisure Products)		14,570	741,030
Genesco, Inc. (Specialty Retail)	(a)	30,870	2,038,346
MarineMax, Inc. (Specialty Retail)	(a)	13,287	312,377
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	28,165	1,049,710
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	19,555	836,563
Tumi Holdings, Inc. (Textiles, Apparel & Luxury Goods)	(a)	16,526	339,114

			11,134,497

CONSUMER STAPLES – 3.7%
Casey’s General Stores, Inc. (Food & Staples Retailing)		6,093	583,344
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	(a)	26,282	647,063
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	5,830	371,254
WhiteWave Foods Co. / The (Food Products)	(a)	25,359	1,239,548

			2,841,209

ENERGY – 3.4%
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	14,523	334,755
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	17,090	687,872
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	36,773	765,982
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(a)	27,401	770,242

			2,558,851

FINANCIALS – 6.3%
Synovus Financial Corp. (Banks)		8,592	264,805
UMB Financial Corp. (Banks)		12,547	715,430
Stifel Financial Corp. (Capital Markets)	(a)	18,742	1,082,163
PRA Group, Inc. (Consumer Finance)	(a)	5,063	315,475
Enstar Group Ltd. (Insurance)	(a)	3,039	470,893
GEO Group, Inc. / The (Real Estate Investment Trusts)		24,366	832,343
Two Harbors Investment Corp. (Real Estate Investment Trusts)		33,605	327,313
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	69,885	795,291

			4,803,713

HEALTH CARE – 25.6%
Acorda Therapeutics, Inc. (Biotechnology)	(a)	19,951	664,967
Akebia Therapeutics, Inc. (Biotechnology)	(a)	29,249	300,972
Alder Biopharmaceuticals, Inc. (Biotechnology)	(a)	12,704	672,931
Anacor Pharmaceuticals, Inc. (Biotechnology)	(a)	12,054	933,341
Chimerix, Inc. (Biotechnology)	(a)	11,815	545,853
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	7,127	320,644
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	10,733	512,608
Ophthotech Corp. (Biotechnology)	(a)	16,314	849,307
Portola Pharmaceuticals, Inc. (Biotechnology)	(a)	12,437	566,505
Receptos, Inc. (Biotechnology)	(a)	3,800	722,190
Sage Therapeutics, Inc. (Biotechnology)	(a)	8,185	597,505
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		3,547	631,260
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	9,051	723,899

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	27,525	$1,171,464
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	7,684	771,627
Spectranetics Corp. / The (Health Care Equip. & Supplies)	(a)	25,968	597,524
STERIS Corp. (Health Care Equip. & Supplies)		7,737	498,572
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	25,391	1,131,677
Zeltiq Aesthetics, Inc. (Health Care Equip. & Supplies)	(a)	13,129	386,912
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	8,459	662,593
Air Methods Corp. (Health Care Providers & Svs.)	(a)	11,532	476,733
Centene Corp. (Health Care Providers & Svs.)	(a)	22,916	1,842,446
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	9,810	383,571
HealthSouth Corp. (Health Care Providers & Svs.)		12,328	567,828
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	13,771	899,659
MedAssets, Inc. (Health Care Technology)	(a)	19,668	433,876
Medidata Solutions, Inc. (Health Care Technology)	(a)	9,519	517,072
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	8,410	540,847
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	9,294	429,755
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	8,030	104,551

			19,458,689

INDUSTRIALS – 14.6%
Hexcel Corp. (Aerospace & Defense)		28,636	1,424,355
JetBlue Airways Corp. (Airlines)	(a)	91,789	1,905,540
PGT, Inc. (Building Products)	(a)	28,330	411,068
Trex Co., Inc. (Building Products)	(a)	21,197	1,047,768
Waste Connections, Inc. (Commercial Svs. & Supplies)		23,043	1,085,786
EMCOR Group, Inc. (Construction & Engineering)		8,630	412,255
Northwest Pipe Co. (Construction & Engineering)	(a)	21,235	432,557
Thermon Group Holdings, Inc. (Electrical Equip.)	(a)	23,380	562,757
Chart Industries, Inc. (Machinery)	(a)	10,075	360,181
Colfax Corp. (Machinery)	(a)	12,424	573,368
Proto Labs, Inc. (Machinery)	(a)	5,261	355,012
WABCO Holdings, Inc. (Machinery)	(a)	5,572	689,368
Woodward, Inc. (Machinery)		13,894	764,031
Advisory Board Co. / The (Professional Svs.)	(a)	6,547	357,924
Landstar System, Inc. (Road & Rail)		10,841	724,938

			11,106,908

INFORMATION TECHNOLOGY – 26.8%
Finisar Corp. (Communications Equip.)	(a)	16,964	303,147
Palo Alto Networks, Inc. (Communications Equip.)	(a)	4,528	791,042
Cognex Corp. (Electronic Equip., Instr. & Comp.)		12,695	610,629
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,944	758,205
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	13,847	1,179,418
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	22,075	768,210
Demandware, Inc. (Internet Software & Svs.)	(a)	13,830	983,036
HomeAway, Inc. (Internet Software & Svs.)	(a)	22,100	687,752
WebMD Health Corp. (Internet Software & Svs.)	(a)	11,450	507,006
Yelp, Inc. (Internet Software & Svs.)	(a)	10,275	442,133
Zillow Group, Inc. Class A (Internet Software & Svs.)	(a)	7,280	631,467
Global Cash Access Holdings, Inc. (IT Svs.)	(a)	38,046	294,476
Cavium, Inc. (Semiconductors & Equip.)	(a)	21,829	1,502,053
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)	(a)	18,534	217,033
Qorvo, Inc. (Semiconductors & Equip.)	(a)	8,971	720,102
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	24,285	697,951
Aspen Technology, Inc. (Software)	(a)	13,938	634,876
Fortinet, Inc. (Software)	(a)	28,572	1,180,881
Guidewire Software, Inc. (Software)	(a)	14,048	743,561
Imperva, Inc. (Software)	(a)	23,065	1,561,501

72	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Manhattan Associates, Inc. (Software)	(a)	9,228	$550,450
Paylocity Holding Corp. (Software)	(a)	13,824	495,590
PTC, Inc. (Software)	(a)	20,409	837,177
Qualys, Inc. (Software)	(a)	27,174	1,096,471
Tableau Software, Inc. Class A (Software)	(a)	6,839	788,537
Ultimate Software Group, Inc. / The (Software)	(a)	5,214	856,869
Varonis Systems, Inc. (Software)	(a)	13,142	290,307
Stratasys Ltd. (Tech. Hardware, Storage & Periph.)	(a)	7,318	255,618

			20,385,498

MATERIALS – 4.0%
Huntsman Corp. (Chemicals)		26,366	581,898
Quaker Chemical Corp. (Chemicals)		19,304	1,714,967
Martin Marietta Materials, Inc. (Construction Materials)		5,275	746,465

			3,043,330

Total Common Stocks (Cost $57,271,886)			$75,332,695

Master Limited Partnerships – 0.6%		Shares	Value
FINANCIALS – 0.6%
Fortress Investment Group LLC Class A (Capital Markets)		60,506	$441,694

Total Master Limited Partnerships (Cost $398,400)			$441,694

Money Market Funds – 0.1%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		118,000	$118,000

Total Money Market Funds (Cost $118,000)			$118,000

Total Investments – 99.8% (Cost $57,788,286)	(b)		$75,892,389
Other Assets in Excess of Liabilities – 0.2%			151,794

Net Assets – 100.0%			$76,044,183

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

73

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of June 30, 2015

Average Annual Total Returns:
One year	14.98%
Five years	21.11%
Ten years	11.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Nasdaq-100® Index Portfolio returned 4.14% versus 4.42% for the current benchmark, the Nasdaq-100® Index.

The Portfolio’s correlation to the index for the reporting period was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ Trust Series 1, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index. (1)

The largest contributors to the index return for the reporting period were Apple, Inc., Amazon.com, Inc., Gilead Sciences, Inc., Starbucks Corp., and Netflix, Inc. The largest detractors for the reporting period were Intel Corp., Microsoft Corp., QUALCOMM, Inc., Micron Technology, Inc., and Yahoo!, Inc. (1)

U.S. indices ended the reporting period in positive territory, despite earlier weakness due to bad weather and the ongoing drama in Greece. The Federal Reserve has signaled that it expects to begin raising rates by the end of the year, as economic data continues to confirm a strengthening U.S. economy. We would expect moderate growth in U.S. equity indices for the rest of 2015.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

74	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	97.1
Exchange Traded Funds Less Net Liabilities	2.9

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Apple, Inc.	13.9
2. Microsoft Corp.	6.9
3. Amazon.com, Inc.	3.9
4. Facebook, Inc. Class A	3.7
5. Google, Inc. Class C	3.4
6. Gilead Sciences, Inc.	3.3
7. Google, Inc. Class A	3.0
8. PowerShares QQQ Trust Series 1	2.9
9. Intel Corp.	2.8
10. Cisco Systems, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	53.5
Consumer Discretionary	19.2
Health Care	15.2
Consumer Staples	6.1
Industrials	2.0
Telecommunication Services	0.8
Materials	0.3

97.1

75

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 97.1%		Shares	Value
CONSUMER DISCRETIONARY – 19.2%
Tesla Motors, Inc. (Automobiles)	(a)	3,150	$845,019
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		6,850	509,571
Starbucks Corp. (Hotels, Restaurants & Leisure)		37,375	2,003,861
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,525	249,142
Garmin Ltd. (Household Durables)		4,775	209,766
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	11,600	5,035,444
Liberty Interactive Corp. QVC Group Class A (Internet & Catalog Retail)	(a)	11,050	306,637
Liberty Ventures (Internet & Catalog Retail)	(a)	3,363	132,065
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,500	985,410
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,290	1,485,267
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	3,250	283,205
Mattel, Inc. (Leisure Products)		8,425	216,438
Charter Communications, Inc. Class A (Media)	(a)	2,800	479,500
Comcast Corp. Class A (Media)		52,872	3,179,722
Comcast Corp. Class A Special (Media)		9,500	569,430
DIRECTV (Media)	(a)	12,550	1,164,514
Discovery Communications, Inc. Class A (Media)	(a)	3,725	123,894
Discovery Communications, Inc. Class C (Media)	(a)	6,825	212,121
DISH Network Corp. Class A (Media)	(a)	5,575	377,483
Liberty Global PLC Class A (Media)	(a)	6,275	339,289
Liberty Global PLC Class C (Media)	(a)	15,425	780,968
Liberty Media Corp. Class A (Media)	(a)	2,600	93,704
Liberty Media Corp. Class C (Media)	(a)	5,650	202,835
Sirius XM Holdings, Inc. (Media)	(a)	136,275	508,306
Twenty-First Century Fox, Inc. Class A (Media)		31,350	1,020,286
Twenty-First Century Fox, Inc. Class B (Media)		19,875	640,372
Viacom, Inc. Class B (Media)		8,625	557,520
Dollar Tree, Inc. (Multiline Retail)	(a)	5,125	404,824
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,275	294,889
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,525	570,599
Ross Stores, Inc. (Specialty Retail)		10,300	500,683
Staples, Inc. (Specialty Retail)		15,950	244,194
Tractor Supply Co. (Specialty Retail)		3,400	305,796

			24,832,754

CONSUMER STAPLES – 6.1%
Monster Beverage Corp. (Beverages)	(a)	4,225	566,234
Costco Wholesale Corp. (Food & Staples Retailing)		10,960	1,480,258
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		27,150	2,292,546
Whole Foods Market, Inc. (Food & Staples Retailing)		8,925	352,002
Keurig Green Mountain, Inc. (Food Products)		3,825	293,110
Kraft Foods Group, Inc. (Food Products)		14,750	1,255,815
Mondelez International, Inc. Class A (Food Products)		40,500	1,666,170

			7,906,135

HEALTH CARE – 15.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,975	899,331
Amgen, Inc. (Biotechnology)		18,922	2,904,905
Biogen, Inc. (Biotechnology)	(a)	5,850	2,363,049
Celgene Corp. (Biotechnology)	(a)	19,750	2,285,766
Gilead Sciences, Inc. (Biotechnology)		36,600	4,285,128
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,525	1,288,078
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	6,075	750,141
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	925	448,162
Catamaran Corp. (Health Care Providers & Svs.)	(a)	5,175	316,089
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	18,150	1,614,261
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,075	294,899
Cerner Corp. (Health Care Technology)	(a)	8,575	592,189
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,600	786,096
Mylan NV (Pharmaceuticals)	(a)	12,200	827,892

			19,655,986

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 2.0%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,625	$226,164
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,775	220,151
American Airlines Group, Inc. (Airlines)		17,250	688,879
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,125	284,559
PACCAR, Inc. (Machinery)		8,839	564,017
Verisk Analytics, Inc. (Professional Svs.)	(a)	4,200	305,592
Fastenal Co. (Trading Companies & Distributors)		7,325	308,969

			2,598,331

INFORMATION TECHNOLOGY – 53.5%
Cisco Systems, Inc. (Communications Equip.)		126,650	3,477,809
QUALCOMM, Inc. (Communications Equip.)		40,595	2,542,465
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,450	310,699
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	6,900	1,373,652
eBay, Inc. (Internet Software & Svs.)	(a)	30,260	1,822,862
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	56,000	4,802,840
Google, Inc. Class A (Internet Software & Svs.)	(a)	7,175	3,874,787
Google, Inc. Class C (Internet Software & Svs.)	(a)	8,523	4,436,307
Yahoo!, Inc. (Internet Software & Svs.)	(a)	23,360	917,814
Automatic Data Processing, Inc. (IT Svs.)		11,700	938,691
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	15,200	928,568
Fiserv, Inc. (IT Svs.)	(a)	5,899	488,614
Paychex, Inc. (IT Svs.)		9,045	424,030
Altera Corp. (Semiconductors & Equip.)		7,500	384,000
Analog Devices, Inc. (Semiconductors & Equip.)		7,800	500,643
Applied Materials, Inc. (Semiconductors & Equip.)		30,675	589,574
Avago Technologies Ltd. (Semiconductors & Equip.)		6,400	850,752
Broadcom Corp. Class A (Semiconductors & Equip.)		13,775	709,275
Intel Corp. (Semiconductors & Equip.)		118,120	3,592,620
KLA-Tencor Corp. (Semiconductors & Equip.)		3,975	223,435
Lam Research Corp. (Semiconductors & Equip.)		3,950	321,332
Linear Technology Corp. (Semiconductors & Equip.)		5,955	263,390
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	26,925	507,267
NVIDIA Corp. (Semiconductors & Equip.)		13,387	269,213
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	6,275	616,205
Texas Instruments, Inc. (Semiconductors & Equip.)		25,900	1,334,109
Xilinx, Inc. (Semiconductors & Equip.)		6,430	283,949
Activision Blizzard, Inc. (Software)		18,075	437,596
Adobe Systems, Inc. (Software)	(a)	12,455	1,008,980
Autodesk, Inc. (Software)	(a)	5,675	284,176
CA, Inc. (Software)		10,950	320,725
Check Point Software Technologies Ltd. (Software)	(a)	4,495	357,577
Citrix Systems, Inc. (Software)	(a)	4,000	280,640
Electronic Arts, Inc. (Software)	(a)	7,825	520,363
Intuit, Inc. (Software)		6,855	690,778
Microsoft Corp. (Software)		201,425	8,892,914
Symantec Corp. (Software)		16,948	394,041
Apple, Inc. (Tech. Hardware, Storage & Periph.)		143,460	17,993,470
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,760	244,906
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		5,175	301,289
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		7,900	375,250
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		5,750	450,915

			69,338,522

MATERIALS – 0.3%
Sigma-Aldrich Corp. (Chemicals)		2,975	414,566

76	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 0.8%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	3,225	$370,778
VimpelCom Ltd. – ADR (Wireless Telecom. Svs.)		43,750	217,438
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		10,604	386,516

			974,732

Total Common Stocks (Cost $75,027,107)			$125,721,026

Exchange Traded Funds – 2.9%		Shares	Value
PowerShares QQQ Trust Series 1		35,375	$3,787,601

Total Exchange Traded Funds (Cost $3,797,757)			$3,787,601

Total Investments – 100.0% (Cost $78,824,864)	(b)		$129,508,627
Liabilities in Excess of Other Assets – (0.0)%			(15,001)

Net Assets – 100.0%			$129,493,626

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

77

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2015

Average Annual Total Returns:
One year	13.00%
Five years	17.28%
Ten years	8.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Bristol Portfolio returned 6.60% versus 1.23% for the current benchmark, the S&P 500 Index.

The year began with many thinking macroeconomic fundamentals had firmed amidst global monetary easing. While the U.S. Federal Reserve ended its historic bond-buying stimulus program, the European Central Bank continued its own stimulus measures and the Japanese Central Bank continued efforts to create growth and inflation. The end of the Federal Reserve’s quantitative easing introduced new controversy, as investors shifted to debating the timing of potential interest rate hikes. Economic data points that traditionally would have been seen as positive indicators began to raise fears that yields could move higher sooner than expected. Meanwhile, Greece reappeared in the headlines, as its position within the European Union became more uncertain. A new Greek government was elected with a mandate to take a hard stance on its debt obligations, while the European Troika refused to renegotiate. Domestically, the turmoil in the North American energy sector continued to work its way through the system, with a lack of consensus about the length and depth of the downturn. These uncertainties were compounded by fear of the potential return of Iranian oil to global markets.

The outperformance for the period was driven primarily by the 621 basis point outperformance in Health Care, most of which resulted from positive stock selection rather than the sector’s overweight. Financials also benefited from positive stock selection, but weakness in Information Technology names detracted on a relative basis.(1)

The Portfolio’s best performers for the period were Intercept Pharmaceuticals, Inc., Pharmacyclics, Inc., Valeant Pharmaceuticals International, Inc., Humana, Inc., and Clovis Oncology, Inc. The Portfolio’s worst performers were Hewlett-Packard Co., PVH Corp., Verifone Systems, Inc., Avago Technologies Ltd., and Intel Corp. The top contributors to performance were Clovis Oncology, Inc., Pharmacyclics, Inc., Intercept Pharmaceuticals, Inc., Valeant Pharmaceuticals International, Inc., and Mylan, Inc. The top detractors from perform-

ance were Hewlett-Packard Co., PVH Corp., Intel Corp., Yahoo!, Inc. and Avago Technologies Ltd. (1)

The top contributor to the Portfolio’s performance, at 125 basis points, was Clovis Oncology, Inc. due to mediocre results from its main competitor Astra Zeneca as well as positive data on its ovarian cancer drug. Pharmacyclics, Inc. contributed 116 basis points as its new cancer drug expectations were raised and the company was eventually purchased. Intercept Pharmaceuticals, Inc. contributed 106 basis points due to positive results from its NASH drug, as well as the failure of competitor drugs. Valeant Pharmaceuticals International, Inc. contributed 102 basis points, due to increased earnings guidance for the year. Mylan, Inc. contributed 53 basis points, initially due its bid for Perrigo Company Plc, followed by a bid for the company by Teva Pharmaceutical. (1)

Detractors from performance during the period included Hewlett Packard Co., detracting 65 basis points due to weak PC sales, as well as additional costs due to the breakup of the company. PVH Corp. detracted 42 basis points due to currency translation impacts from the weak Euro. Intel Corp. detracted 32 basis points due to weak PC sales. Yahoo!, Inc. detracted 29 basis points due to concerns regarding its ability to spinoff Alibaba in a tax efficient manner, and Avago Technologies Ltd. detracted 26 basis points due to concerns about handset weakness. (1)

For the balance of the year, we remain optimistic. While concerns regarding China and Greece have made their way into the headlines again, the risks to both regions should be contained. The Chinese government still has many levers to pull to stimulate its economy and Greece should have a minimal impact on the European economy even if it exits the European Union. The corporate profit picture looks positive though slightly below historical trendline and the market seems well prepared for an increase in interest rates as the Federal Reserve tries to normalize. With valuations being “fair” at this point, we believe our continued focus on companies with a strong competitive position and ability to gain share will help benefit the Portfolio’s performance going forward.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

78	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	99.2
Money Market Funds and Other Net Assets	0.8

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Apple, Inc.	3.5
2. Thermo Fisher Scientific, Inc.	2.6
3. Microsoft Corp.	2.6
4. Allergan PLC	2.5
5. Citigroup, Inc.	2.5
6. Prudential Financial, Inc.	2.5
7. MetLife, Inc.	2.4
8. Mylan NV	2.4
9. JPMorgan Chase & Co.	2.3
10. Walt Disney Co. / The	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	21.6
Health Care	19.4
Consumer Discretionary	19.1
Financials	17.5
Industrials	8.6
Materials	4.7
Energy	4.3
Consumer Staples	4.0

99.2

79

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 99.2%		Shares	Value
CONSUMER DISCRETIONARY – 19.1%
Johnson Controls, Inc. (Auto Components)		92,517	$4,582,367
Jarden Corp. (Household Durables)	(a)	88,651	4,587,689
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	10,821	4,697,288
CBS Corp. Class B (Media)		82,600	4,584,300
Time Warner, Inc. (Media)		54,490	4,762,971
Viacom, Inc. Class B (Media)		66,210	4,279,814
Walt Disney Co. / The (Media)		43,359	4,948,996
Lowe’s Cos., Inc. (Specialty Retail)		68,116	4,561,728
Tiffany & Co. (Specialty Retail)		28,384	2,605,651
PVH Corp. (Textiles, Apparel & Luxury Goods)		40,702	4,688,870

			44,299,674

CONSUMER STAPLES – 4.0%
Mondelez International, Inc. Class A (Food Products)		114,549	4,712,546
Tyson Foods, Inc. Class A (Food Products)		108,509	4,625,739

			9,338,285

ENERGY – 4.3%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		57,560	4,493,134
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		74,867	4,453,838
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	31,706	1,145,221

			10,092,193

FINANCIALS – 17.5%
Bank of America Corp. (Banks)		274,835	4,677,692
BankUnited, Inc. (Banks)		65,190	2,342,277
Citigroup, Inc. (Banks)		103,536	5,719,329
JPMorgan Chase & Co. (Banks)		77,673	5,263,122
Capital One Financial Corp. (Consumer Finance)		52,710	4,636,899
Hartford Financial Services Group, Inc. / The (Insurance)		110,371	4,588,122
Lincoln National Corp. (Insurance)		36,816	2,180,244
MetLife, Inc. (Insurance)		98,671	5,524,589
Prudential Financial, Inc. (Insurance)		65,182	5,704,729

			40,637,003

HEALTH CARE – 19.4%
Amgen, Inc. (Biotechnology)		25,914	3,978,317
Celgene Corp. (Biotechnology)	(a)	25,284	2,926,244
Receptos, Inc. (Biotechnology)	(a)	20,721	3,938,026
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		65,645	4,796,680
Aetna, Inc. (Health Care Providers & Svs.)		26,508	3,378,710
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	49,169	4,460,612
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		46,208	5,995,950

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Allergan PLC (Pharmaceuticals)	(a)	19,064	$5,785,161
Mylan NV (Pharmaceuticals)	(a)	81,279	5,515,593
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	19,746	4,386,574

			45,161,867

INDUSTRIALS – 8.6%
Honeywell International, Inc. (Aerospace & Defense)		44,312	4,518,495
Lockheed Martin Corp. (Aerospace & Defense)		24,615	4,575,928
FedEx Corp. (Air Freight & Logistics)		25,684	4,376,554
General Electric Co. (Industrial Conglomerates)		73,053	1,941,018
Xylem, Inc. (Machinery)		123,796	4,589,118

			20,001,113

INFORMATION TECHNOLOGY – 21.6%
Cisco Systems, Inc. (Communications Equip.)		155,111	4,259,348
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	53,412	4,580,880
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,007	2,703,980
Google, Inc. Class C (Internet Software & Svs.)	(a)	3,900	2,029,989
MasterCard, Inc. Class A (IT Svs.)		51,634	4,826,746
Avago Technologies Ltd. (Semiconductors & Equip.)		34,520	4,588,744
Intel Corp. (Semiconductors & Equip.)		147,400	4,483,171
Microsoft Corp. (Software)		134,883	5,955,084
Oracle Corp. (Software)		107,220	4,320,966
Apple, Inc. (Tech. Hardware, Storage & Periph.)		64,732	8,119,011
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		147,513	4,426,865

			50,294,784

MATERIALS – 4.7%
Dow Chemical Co. / The (Chemicals)		87,715	4,488,377
Huntsman Corp. (Chemicals)		191,210	4,220,005
Monsanto Co. (Chemicals)		20,317	2,165,589

			10,873,971

Total Common Stocks (Cost $219,489,740)			$230,698,890

Money Market Funds – 0.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		706,000	$706,000

Total Money Market Funds (Cost $706,000)			$706,000

Total Investments – 99.5% (Cost $220,195,740)	(b)		$231,404,890
Other Assets in Excess of Liabilities – 0.5%			1,039,707

Net Assets – 100.0%			$232,444,597

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

80

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2015

Average Annual Total Returns:
One year	11.02%
Five years	17.18%
Ten years	9.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Bryton Growth Portfolio returned 10.75% versus 8.74% for the current benchmark, the Russell 2000 Growth Index.

The year began with many thinking macroeconomic fundamentals had firmed amidst global monetary easing. While the U.S. Federal Reserve ended its historic bond-buying stimulus program, the European Central Bank introduced its own stimulus measures and the Japanese Central Bank continued efforts to create growth and inflation. The end of the Federal Reserve’s quantitative easing introduced new controversy, as investors shifted to debating the timing of potential interest rate hikes. Economic data points that traditionally would have been seen as positive indicators began to raise fears that yields could move higher sooner than expected. Meanwhile, Greece reappeared in the headlines, as its position within the European Union became more uncertain. A new Greek government was elected with a mandate to take a hard stance on its debt obligations, while the European Troika refused to renegotiate. Domestically, the turmoil in the North American energy sector continued to work its way through the system, with a lack of consensus about the length and depth of the downturn. These uncertainties were compounded by fear of the potential return of Iranian oil to global markets.

The Portfolio’s outperformance resulted from positive stock selection in several sectors, led by Industrials. Stock section in the Industrials sector provided 212 basis points to relative performance, while stock selection in Materials, Financials, and Energy was also positive. Although also positive, there were no significant individual contributions to relative performance due to sector allocation.(1)

The Portfolio’s best performers for the period were Ligand Pharmaceuticals, Inc., Bluebird Bio, Inc., Intercept Pharmaceuticals, Inc., Rally Software Development Corp. and TESARO, Inc. The Portfolio’s worst performers were Tekmira Pharmaceuticals Corp., Puma Biotechnology, Inc., Lands’ End, Inc., BioDelivery Sciences International, Inc. and IGI Laboratories, Inc. The top contributors to performance were Ligand Pharmaceuticals, Inc., Clovis Oncology,

Inc., Rally Software Development Corp., Bluebird Bio, Inc. and Intercept Pharmaceuticals, Inc. The top detractors from performance were Tekmira Pharmaceuticals Corp., BioDelivery Sciences International, Inc., IGI Laboratories, Inc., Lands’ End, Inc. and Build-A-Bear Workshop, Inc. (1)

The top contributor to the Portfolio’s performance was Ligand Pharmaceuticals, Inc., which generated 113 basis points. The stock steadily climbed due to its partner Amgen reporting interim data for a potentially blockbuster Myeloma drug, along with the belief that the company has a rich drug pipeline ahead of it. Clovis Oncology, Inc. contributed 106 basis points, thanks to optimism around its lung and cancer ovarian therapies. Rally Software Development Corp. was a software company attempting to turn itself around, before eventually selling themselves to CA, Inc., generating 92 basis points. Bluebird Bio, Inc. released positive data for its experimental gene therapies, and the stock contributed 78 points. Intercept Pharmaceuticals, Inc. added 76 points, as some felt safety concerns about its liver drug were overdone and the stock rebounded to previous levels. (1)

Detractors from performance during the period included Tekmira Pharmaceuticals Corp., which cost the Portfolio 66 basis points. There are concerns the company is still in an early stage and lacks near-term catalysts with potential competition looming. BioDelivery Sciences International, Inc. dropped after it was unable to show effectiveness in a drug trial for painful diabetic neuropathy, losing 60 points. IGI Laboratories, Inc. reported conservative guidance, subtracting 51 points. Lands’ End, Inc. preannounced negatively in the beginning of the year, citing struggles within its domestic e-commerce business and international sales. This impacted the Portfolio negatively by 48 points. Build-A-Bear Workshop, Inc. detracted 44 points after reporting weak spring comps. (1)

For the balance of the year the prospects for the markets look good. Absent an external shock - less likely, even as turmoil continues in the Middle East - the corporate profit picture looks good. While Greece’s status in the European Union and the volatility in China remain overhangs, many have come to terms with the Federal Reserve raising interest rates at least once this year. Meanwhile, employment figures, corporate profits, and other leading economic indicators remain positive, while inflation and interest rates remain at historically low levels.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

81	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	98.2
Money Market Funds Less Net Liabilities	1.8

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. J&J Snack Foods Corp.	1.9
2. Healthcare Services Group, Inc.	1.9
3. Eagle Bancorp, Inc.	1.9
4. AngioDynamics, Inc.	1.9
5. Receptos, Inc.	1.9
6. ClubCorp Holdings, Inc.	1.8
7. Alliqua BioMedical, Inc.	1.8
8. Remy International, Inc.	1.8
9. Phibro Animal Health Corp. Class A	1.8
10. State Bank Financial Corp.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	28.6
Health Care	28.4
Industrials	14.1
Consumer Discretionary	9.6
Energy	6.3
Financials	5.0
Consumer Staples	3.3
Materials	2.9

98.2

82

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 98.2%		Shares	Value
CONSUMER DISCRETIONARY – 9.6%
Motorcar Parts of America, Inc. (Auto Components)	(a)	85,919	$2,585,303
Remy International, Inc. (Auto Components)		145,508	3,217,182
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	16,861	2,641,950
ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)		136,337	3,255,728
Callaway Golf Co. (Leisure Products)		309,094	2,763,300
Build-A-Bear Workshop, Inc. (Specialty Retail)	(a)	180,784	2,890,736

			17,354,199

CONSUMER STAPLES – 3.3%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	11,045	2,562,330
J&J Snack Foods Corp. (Food Products)		31,247	3,458,105

			6,020,435

ENERGY – 6.3%
Ardmore Shipping Corp. (Oil, Gas & Consumable Fuels)		175,421	2,124,348
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	23,536	1,774,144
GasLog Ltd. (Oil, Gas & Consumable Fuels)		138,200	2,757,090
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)		209,378	2,112,624
Synergy Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	225,889	2,581,911

			11,350,117

FINANCIALS – 5.0%
Bank of the Ozarks, Inc. (Banks)		56,336	2,577,372
Eagle Bancorp, Inc. (Banks)	(a)	76,783	3,375,381
State Bank Financial Corp. (Banks)		143,053	3,104,250

			9,057,003

HEALTH CARE – 28.4%
Bluebird Bio, Inc. (Biotechnology)	(a)	8,114	1,366,154
Celldex Therapeutics, Inc. (Biotechnology)	(a)	98,477	2,483,590
Cepheid (Biotechnology)	(a)	21,800	1,333,070
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	24,569	2,479,012
MacroGenics, Inc. (Biotechnology)	(a)	72,388	2,748,572
Organovo Holdings, Inc. (Biotechnology)	(a)	242,500	914,225
Receptos, Inc. (Biotechnology)	(a)	17,727	3,369,016
Sangamo BioSciences, Inc. (Biotechnology)	(a)	197,000	2,184,730
Tekmira Pharmaceuticals Corp. (Biotechnology)	(a)	207,417	2,459,966
TESARO, Inc. (Biotechnology)	(a)	33,269	1,955,885
Alliqua BioMedical, Inc. (Health Care Equip. & Supplies)	(a)	614,293	3,237,324
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a)	205,599	3,371,824
Wright Medical Group, Inc. (Health Care Equip. & Supplies)	(a)	66,346	1,742,246
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	40,227	2,628,030
Cambrex Corp. (Life Sciences Tools & Svs.)	(a)	65,100	2,860,494
Alimera Sciences, Inc. (Pharmaceuticals)	(a)	642,168	2,960,394
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a)	353,690	2,815,372
Flamel Technologies SA-ADR (Pharmaceuticals)	(a)	129,626	2,746,775
IGI Laboratories, Inc. (Pharmaceuticals)	(a)	388,792	2,449,390
Phibro Animal Health Corp. Class A (Pharmaceuticals)		81,707	3,181,671
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	40,834	1,888,164

			51,175,904

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 14.1%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	135,115	$2,784,720
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	57,173	2,306,359
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	62,058	2,803,780
PGT, Inc. (Building Products)	(a)	198,893	2,885,937
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		103,228	3,411,685
Mobile Mini, Inc. (Commercial Svs. & Supplies)		69,200	2,909,168
Power Solutions International, Inc. (Electrical Equip.)	(a)	51,962	2,806,987
Actuant Corp. Class A (Machinery)		119,300	2,754,637
Mueller Water Products, Inc. Class A (Machinery)		299,759	2,727,807

			25,391,080

INFORMATION TECHNOLOGY – 28.6%
Ubiquiti Networks, Inc. (Communications Equip.)		91,480	2,919,584
Belden, Inc. (Electronic Equip., Instr. & Comp.)		30,052	2,441,124
Cognex Corp. (Electronic Equip., Instr. & Comp.)		55,614	2,675,033
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	39,888	1,862,770
Perceptron, Inc. (Electronic Equip., Instr. & Comp.)		252,201	2,663,243
Cvent, Inc. (Internet Software & Svs.)	(a)	110,220	2,841,472
Demandware, Inc. (Internet Software & Svs.)	(a)	41,860	2,975,409
Textura Corp. (Internet Software & Svs.)	(a)	106,383	2,960,639
Euronet Worldwide, Inc. (IT Svs.)	(a)	43,128	2,660,998
Cypress Semiconductor Corp. (Semiconductors & Equip.)		204,474	2,404,614
Microsemi Corp. (Semiconductors & Equip.)	(a)	86,771	3,032,646
Power Integrations, Inc. (Semiconductors & Equip.)		64,502	2,914,200
CommVault Systems, Inc. (Software)	(a)	64,200	2,722,722
Imperva, Inc. (Software)	(a)	28,527	1,931,278
Infoblox, Inc. (Software)	(a)	103,456	2,711,582
Qlik Technologies, Inc. (Software)	(a)	78,304	2,737,508
Telenav, Inc. (Software)	(a)	336,955	2,712,488
Electronics For Imaging, Inc. (Tech. Hardware, Storage & Periph.)	(a)	66,403	2,889,195
Immersion Corp. (Tech. Hardware, Storage & Periph.)	(a)	70,650	895,135
Quantum Corp. (Tech. Hardware, Storage & Periph.)	(a)	1,611,656	2,707,582

			51,659,222

MATERIALS – 2.9%
Ferro Corp. (Chemicals)	(a)	150,590	2,526,900
PolyOne Corp. (Chemicals)		70,771	2,772,100

			5,299,000

Total Common Stocks (Cost $166,419,688)			$177,306,960

Money Market Funds – 2.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,905,000	$4,905,000

Total Money Market Funds (Cost $4,905,000)			$4,905,000

Total Investments – 100.9% (Cost $171,324,688)	(b)		$182,211,960
Liabilities in Excess of Other Assets – (0.9)%			(1,669,637)

Net Assets – 100.0%			$180,542,323

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

83

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2015

Average Annual Returns:
One year	3.99%
Five years	10.39%
Ten years	6.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Balanced Portfolio returned 2.90% versus 1.14% for the current benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

As we entered 2015, our equity valuation model viewed the overall broad domestic market as approximately 5% below our estimate of fair value, indicating some upside opportunity over the next 9 to 12 month time frame. While our returns expectations were relatively muted for the overall market, our system saw opportunities in specific sectors and industries. In an attempt to take advantage of those opportunities, the Portfolio was slightly overweight in equities relative to the blended benchmark, with a specific focus on the Consumer Discretionary, Financials, and Information Technology sectors. However, because of our lower overall market value readings, we implemented a hedge strategy by buying both out-of-the-money S&P 500 put options and writing out-of-the-money S&P 500 call options in an attempt to reduce the effects of market-based volatility on the Portfolio. Relative to the fixed income portion of the benchmark, the fixed income portion of the Portfolio began the year with an overweight position in the corporate debt segment of the market, with specific focus on rating crossover plays and high yield yield-to-call paper. Value was tough to find due to tight corporate bond spreads. Further, relative to the fixed income portion of the blended benchmark, the Portfolio maintained a shorter overall duration and was underweight U.S. Treasuries. Overall, this portfolio strategy turned out to be advantageous during the first month of the year, as the equity market fell by about 2.87% due to a combination of macro-economic concerns and a U.S. gross domestic product (“GDP”) slowdown. The decline in equities had many investors fleeing to the safety of U.S. Treasuries, as yields on the U.S. 10-year Treasury fell from 2.17% on January 1, 2015 to 1.64% on January 31, 2015. While the underlying holdings in the Portfolio were generally in line with the benchmark during this sell-off, our hedging profile helped the Portfolio outperform the blended benchmark during this initial move. The initial bout of equity volatility provided some attractive entry points within certain sectors, according to our system, and we began to increase the Portfolio’s equity exposure throughout the remainder of the first quarter. In addition, we realized some profits from our option holdings and loosened the hedge on the equity portion of the Portfolio to put it in position to participate in the anticipated upside move. Increasing the equity exposure and loosening the hedge turned out to be a positive contribution to returns, as the equity market reversed course and rallied aggressively through the end of the first quarter. Further, positive selection effect in both the equity and fixed income portion of the Portfolio produced market-beating returns during this move. (1)

The second quarter of 2015 proved to be relatively uneventful from a price movement standpoint, although volatility returned to the marketplace near the end of June as concerns over Greece reemerged. Over the course of the second quarter, our methodology indicated decreasing value and fewer attractive opportunities in the equity market, leading us to reduce our equity exposure in a systematic fashion, and increase our fixed income exposure in both corporate bonds and U.S. Treasuries. Additionally, the hedge was slowly increased throughout the second quarter, as stretched valuations made us wary of increased market volatility ahead. Again, positive selection effect in both the equity and fixed income portions of the Portfolio outperformed the benchmark for the second quarter of 2015. Ultimately, over the entire first half of 2015, the Portfolio had both higher returns and reduced volatility relative to the blended benchmark.

Focusing on the equity portion of the Portfolio, the largest sector contributor to performance over the first six months of the year was the Consumer Discretionary sector. The combination of the Portfolio’s overweight position and positive selection effect in this sector produced positive returns relative to the benchmark. Other sectors that contributed positively to the Portfolio’s performance included Financials, Health Care, and Information Technology. Inversely, the Portfolio’s positions in the Utilities and Industrials sectors produced negative contributions to Portfolio returns during the period. (1)

On the individual equity security level, the five biggest contributors to performance relative to the benchmark were SVB Financial Group, Signature Bank, DST Systems, Inc., Jones Lang LaSalle, Inc., and Starbucks Corp. The five biggest detractors from performance relative to the benchmark were Delta Air Lines, Inc., Union Pacific Corp., Applied Materials, Inc., Precision Castparts Corp., and Discover Financial Services. (1)

Focusing on the fixed income portion of the Portfolio, the first month of 2015 saw an aggressive rally in U.S. Treasury bonds as yields fell across the board. This rally in the U.S. Treasury market was coupled with a widening in corporate bond spreads throughout a good portion of the first half of the year. This widening occurred in both investment grade and high yield corporate bonds, as investors focused on low overall returns in the fixed income market. The fixed income portion of the Portfolio maintained a lower overall duration over the course of the first half of 2015, resulting in less relative curve effect during the rally at the beginning of the year. Ultimately, the Portfolio was able to outperform the fixed income portion of the benchmark during the first half of the year through a combination of individual bond selections within the corporate bond segment of the market and an active allocation to both preferred shares and closed-end fund positions. As we saw less and less value in the overall fixed income market, the Portfolio focused on holdings in preferred shares and closed-end fund discount arbitrage plays to produce positive returns relative to the fixed income benchmark and contribute to overall Portfolio performance. (1)

84	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Looking ahead to the second half of 2015, our equity valuation model currently sees the overall equity market as close to our estimate of fair value. However, we continue to see clear opportunities in certain sectors and industries. The Portfolio heads into the second half of the year with a slight equity underweight relative to the blended benchmark’s allocation of 60% equities and 40% fixed income. From a sector standpoint, the equity portion of the Portfolio is overweight in both the Financials and Utilities sectors, as these sectors remain attractive according to our system. The equity hedge is currently targeting a beta of approximately 0.76, which is at the lower end of our historical range, as we anticipate the second half of the year could see increased volatility due to stretched equity valuations. In the fixed income portion of the Portfolio, we continue to be selective in our individual bond positions as tight spreads force us to focus on downside risks. However, we still see opportunities in certain lower investment grade and high yield segments of the corporate bond market, preferred securities, and closed-end funds. Regardless of how the market behaves, we will continue to manage the Portfolio with the goal of providing returns while reducing the effects of market volatility. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	54.1
Corporate Bonds (3)	22.3
U.S. Treasury Obligations	9.6
Trust Preferred Securities (3)	3.9
Closed-End Mutual Funds	3.0
Asset-Backed / Mortgage-Backed Securities (3)	2.3
Preferred Stocks (3)	1.5
Exchange Traded Funds	0.9
Purchased Options	0.6
Municipal Bonds	0.4
Money Market Funds Less Net Liabilities	1.4

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. U.S. Treasury Note 1.000%, 09/15/2017	2.3
2. U.S. Treasury Note 0.500%, 09/30/2016	2.3
3. McKesson Corp.	1.9
4. Signature Bank	1.9
5. Jones Lang LaSalle, Inc.	1.8
6. SVB Financial Group	1.8
7. Delta Air Lines, Inc.	1.8
8. U.S. Treasury Note 2.250%, 11/15/2024	1.7
9. Google, Inc. Class C	1.6
10. Allergan PLC	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	27.3
Health Care	11.7
Information Technology	11.5
Industrials	10.3
Consumer Discretionary	9.2
Consumer Staples	3.5
Materials	3.3
Utilities	3.3
Energy	2.3
Telecommunication Services	1.7

84.1

85

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 54.1%		Shares	Value
CONSUMER DISCRETIONARY – 8.1%
BorgWarner, Inc. (Auto Components)		112,146	$6,374,379
Delphi Automotive PLC (Auto Components)		58,524	4,979,807
Gentherm, Inc. (Auto Components)	(a)	50,000	2,745,500
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	20,500	12,402,295
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		60,000	4,721,400
Starbucks Corp. (Hotels, Restaurants & Leisure)	(d)	40,000	2,144,600
Jarden Corp. (Household Durables)	(a)	122,197	6,323,695
CBS Corp. Class B (Media)		149,704	8,308,572
Comcast Corp. Class A (Media)	(d)	34,044	2,047,406
Walt Disney Co. / The (Media)		60,280	6,880,359
Advance Auto Parts, Inc. (Specialty Retail)		60,000	9,557,400
Home Depot, Inc. / The (Specialty Retail)		40,000	4,445,200

			70,930,613

CONSUMER STAPLES – 1.6%
CVS Health Corp. (Food & Staples Retailing)		50,000	5,244,000
Tyson Foods, Inc. Class A (Food Products)		200,000	8,526,000

			13,770,000

ENERGY – 1.4%
Schlumberger Ltd. (Energy Equip. & Svs.)		45,000	3,878,550
EQT Corp. (Oil, Gas & Consumable Fuels)		45,010	3,661,113
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		75,000	4,695,000

			12,234,663

FINANCIALS – 13.0%
Bank of America Corp. (Banks)		540,000	9,190,800
Signature Bank (Banks)	(a)(d)	113,270	16,581,595
SVB Financial Group (Banks)	(a)	110,000	15,837,800
Wells Fargo & Co. (Banks)	(d)	79,000	4,442,960
Invesco Ltd. (Capital Markets)		202,900	7,606,721
Waddell & Reed Financial, Inc. Class A (Capital Markets)		92,000	4,352,520
Discover Financial Services (Consumer Finance)		162,080	9,339,050
Encore Capital Group, Inc. (Consumer Finance)	(a)(d)	235,370	10,059,714
Arthur J. Gallagher & Co. (Insurance)		85,670	4,052,191
Sun Life Financial, Inc. (Insurance)		122,725	4,099,015
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	355,000	13,135,000
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(d)	95,000	16,245,000

			114,942,366

HEALTH CARE – 7.8%
Biogen, Inc. (Biotechnology)	(a)	23,000	9,290,620
Gilead Sciences, Inc. (Biotechnology)		55,530	6,501,452
McKesson Corp. (Health Care Providers & Svs.)		75,000	16,860,750
AbbVie, Inc. (Pharmaceuticals)		100,000	6,719,000
Allergan PLC (Pharmaceuticals)	(a)	43,700	13,261,202
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	45,000	7,923,150
Johnson & Johnson (Pharmaceuticals)		85,000	8,284,100

			68,840,274

INDUSTRIALS – 6.9%
Curtiss-Wright Corp. (Aerospace & Defense)		89,563	6,487,944
General Dynamics Corp. (Aerospace & Defense)		50,000	7,084,500
Precision Castparts Corp. (Aerospace & Defense)		35,083	7,012,039
Delta Air Lines, Inc. (Airlines)	(d)	385,000	15,815,800
Southwest Airlines Co. (Airlines)		60,000	1,985,400
United Continental Holdings, Inc. (Airlines)	(a)	40,000	2,120,400
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	40,200	3,062,436
Ryder System, Inc. (Road & Rail)		45,000	3,931,650
Union Pacific Corp. (Road & Rail)	(d)	138,160	13,176,319

			60,676,488

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY – 9.7%
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	52,172	$4,443,750
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	150,000	12,864,750
Google, Inc. Class A (Internet Software & Svs.)	(a)	700	378,028
Google, Inc. Class C (Internet Software & Svs.)	(a)	27,776	14,457,686
Accenture PLC Class A (IT Svs.)		45,786	4,431,169
DST Systems, Inc. (IT Svs.)		65,000	8,188,700
MasterCard, Inc. Class A (IT Svs.)	(d)	96,600	9,030,168
Visa, Inc. (IT Svs.)		131,400	8,823,510
Applied Materials, Inc. (Semiconductors & Equip.)		570,000	10,955,400
Synaptics, Inc. (Semiconductors & Equip.)	(a)	27,000	2,341,845
Apple, Inc. (Tech. Hardware, Storage & Periph.)		78,910	9,897,287

			85,812,293

MATERIALS – 3.1%
Ashland, Inc. (Chemicals)		70,000	8,533,000
Methanex Corp. (Chemicals)	(d)	65,183	3,628,086
Monsanto Co. (Chemicals)		70,000	7,461,300
Eagle Materials, Inc. (Construction Materials)		105,000	8,014,650

			27,637,036

UTILITIES – 2.5%
ALLETE, Inc. (Electric Utilities)		90,000	4,175,100
OGE Energy Corp. (Electric Utilities)		125,190	3,576,678
Atmos Energy Corp. (Gas Utilities)		85,000	4,358,800
Ameren Corp. (Multi-Utilities)		100,000	3,768,000
CMS Energy Corp. (Multi-Utilities)		186,300	5,931,792

			21,810,370

Total Common Stocks (Cost $439,256,753)			$476,654,103

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds – 22.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.1%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	(i)	7.050%	10/15/2037	$3,500,000	$4,241,720
Eldorado Resorts LLC / Eldorado Capital Corp. (Hotels, Restaurants & Leisure)	(b)	8.625%	06/15/2019	1,875,000	1,954,688
Marina District Finance Co., Inc. (Hotels, Restaurants & Leisure)		9.875%	08/15/2018	1,710,000	1,757,025
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	475,000	502,906
Intelsat Jackson Holdings SA (Media)		7.250%	04/01/2019	1,482,000	1,504,230

					9,960,569

CONSUMER STAPLES – 1.9%
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	6,100,000	6,641,375
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	7,967,000	10,004,417

					16,645,792

ENERGY – 0.9%
Alliance Pipeline LP / United States (Oil, Gas & Consumable Fuels)	(b)	7.877%	12/31/2025	2,000,000	2,437,328
BG Energy Capital PLC (Oil, Gas & Consumable Fuels)	(b)	4.000%	10/15/2021	3,090,000	3,274,476
United Refining Co. (Oil, Gas & Consumable Fuels)		10.500%	02/28/2018	1,812,000	1,902,600

					7,614,404

FINANCIALS – 7.2%
City National Corp. (Banks)		5.250%	09/15/2020	1,500,000	1,695,711
Hancock Holding Co. (Banks)		5.875%	04/01/2017	2,950,000	3,091,765
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	3,040,000	3,116,000
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	5,800,000	6,198,750
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	1,950,000	2,296,125
General Electric Capital Corp. / LJ VP Holdings LLC (Diversified Financial Svs.)	(b)	3.800%	06/18/2019	2,750,000	2,905,911
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,118,768
Glen Meadow Pass-Through Trust (Insurance)	(b)(f)	6.505%	02/12/2067	395,000	367,350
MBIA, Inc. (Insurance)		6.625%	10/01/2028	2,810,000	2,585,200
Old Republic International Corp. (Insurance)		4.875%	10/01/2024	5,000,000	5,165,585
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	5,063,000	5,394,976
Protective Life Corp. (Insurance)		6.250%	05/15/2042	32,350	829,454
Prudential Financial, Inc. (Insurance)	(f)	8.875%	06/15/2068	8,635,000	10,102,950
Prudential Insurance Co. of America / The (Insurance)	(b)	8.300%	07/01/2025	2,500,000	3,324,095
Reinsurance Group of America, Inc. (Insurance)		6.450%	11/15/2019	1,000,000	1,151,204
SAFG Retirement Services, Inc. (Insurance)		8.125%	04/28/2023	500,000	626,067
StanCorp Financial Group, Inc. (Insurance)	(f)	6.900%	06/01/2067	4,500,000	4,185,000
Travelers Property Casualty Corp. (Insurance)		7.750%	04/15/2026	5,400,000	7,102,150
Hunt Cos., Inc. (Real Estate Mgmt. & Development)	(b)	9.625%	03/01/2021	2,100,000	2,163,000

					63,420,061

HEALTH CARE – 3.9%
Highmark, Inc. (Health Care Providers & Svs.)	(b)	4.750%	05/15/2021	3,500,000	3,582,526
Highmark, Inc. (Health Care Providers & Svs.)	(b)	6.125%	05/15/2041	2,100,000	2,058,594
inVentiv Health, Inc. (Health Care Providers & Svs.)	(b)	9.000%	01/15/2018	3,405,000	3,549,713
Omnicare, Inc. (Health Care Providers & Svs.)		4.750%	12/01/2022	10,726,000	11,369,560
Prospect Medical Holdings, Inc. (Health Care Providers & Svs.)	(b)	8.375%	05/01/2019	5,035,000	5,353,716
Hospira, Inc. (Pharmaceuticals)		5.800%	08/12/2023	7,490,000	8,706,885

					34,620,994

INDUSTRIALS – 3.4%
Air Canada (Airlines)	(b)	8.750%	04/01/2020	1,460,000	1,613,300
Goodman Networks, Inc. (Building Products)		12.125%	07/01/2018	2,570,000	2,133,100
Masco Corp. (Building Products)	(i)	6.125%	10/03/2016	5,000,000	5,262,500
Masco Corp. (Building Products)		5.950%	03/15/2022	4,934,000	5,538,415
USG Corp. (Building Products)	(b)	7.875%	03/30/2020	4,000,000	4,280,000
Siemens Financieringsmaatschappij NV (Industrial Conglomerates)	(b)	6.125%	08/17/2026	3,000,000	3,639,420
Case New Holland Industrial, Inc. (Machinery)		7.875%	12/01/2017	980,000	1,073,100
Ingersoll-Rand Co. (Machinery)		6.391%	11/15/2027	2,215,000	2,613,126
Ingersoll-Rand Co. (Machinery)		6.443%	11/15/2027	1,800,000	2,151,299
Brightstar Corp. (Trading Companies & Distributors)	(b)	7.250%	08/01/2018	1,832,000	1,937,340

					30,241,600

INFORMATION TECHNOLOGY – 1.8%
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7.250%	08/15/2036	2,180,000	2,743,813
EarthLink Holdings Corp. (Internet Software & Svs.)		7.375%	06/01/2020	2,400,000	2,496,000
First Data Corp. (IT Svs.)		12.625%	01/15/2021	3,584,000	4,139,520
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. (IT Svs.)		5.750%	04/15/2023	6,275,000	6,604,437

					15,983,770

MATERIALS – 0.2%
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	1,250,000	1,246,875

87	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES – 1.7%
Cincinnati Bell, Inc. (Diversified Telecom. Svs.)		8.375%	10/15/2020	$3,950,000	$4,152,438
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		7.000%	06/01/2020	2,000,000	2,122,500
Clearwire Communications LLC / Clearwire Finance, Inc. (Wireless Telecom. Svs.)	(b)	14.750%	12/01/2016	4,506,000	5,215,695
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	1,755,000	1,603,631
Vodafone Group PLC (Wireless Telecom. Svs.)		6.250%	11/30/2032	1,683,000	1,838,612

					14,932,876

UTILITIES – 0.2%
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	1,319,962	1,641,984

Total Corporate Bonds (Cost $199,791,915)					$196,308,925

Municipal Bonds – 0.4%		Rate	Maturity	Face Amount	Value
City of Cape Coral, FL Gas Tax Revenue		7.147%	10/01/2030	$3,000,000	$3,558,720

Total Municipal Bonds (Cost $3,563,851)					$3,558,720

Preferred Stocks – 1.5%			Rate	Quantity	Value
FINANCIALS – 1.5%
Charles Schwab Corp. Series A / The (Capital Markets)	(h)		7.000%	4,000,000	$4,643,880
Oxford Lane Capital Corp. (Capital Markets)			8.500%	2,000	50,220
General Electric Capital Corp. (Diversified Financial Svs.)	(h)		7.125%	2,500,000	2,884,375
Digital Realty Trust, Inc. (Real Estate Investment Trusts)			7.000%	22,420	573,055
Equity Commonwealth (Real Estate Investment Trusts)			7.250%	92,011	2,347,201
Gramercy Property Trust, Inc. (Acquired 08/26/2014 through 06/10/2015, Cost $2,380,961)(Real Estate Investment Trusts)	(j)		7.125%	102,979	2,728,943

Total Preferred Stocks (Cost $13,170,621)					$13,227,674

Trust Preferred Securities – 3.9%			Rate	Quantity	Value
FINANCIALS – 3.3%
PNC Preferred Funding Trust II (Banks)	(b)(h)		1.508%	4,000,000	$3,600,000
RBS Capital Funding Trust V (Banks)			5.900%	246,303	5,967,922
USB Capital IX (Banks)	(h)		3.500%	1,500,000	1,238,250
USB Realty Corp. (Banks)	(b)(h)		1.422%	5,000,000	4,568,750
NTC Capital I (Capital Markets)	(e)		0.795%	3,300,000	2,862,750
State Street Capital Trust I (Capital Markets)	(g)		0.834%	5,123,000	4,444,203
GMAC Capital Trust I (Consumer Finance)			8.125%	143,287	3,722,596
ILFC E-Capital Trust II (Diversified Financial Svs.)	(b)(f)		6.250%	2,900,000	2,842,000

					29,246,471

UTILITIES – 0.6%
PECO Energy Capital Trust IV (Electric Utilities)			5.750%	5,000,000	4,843,925

Total Trust Preferred Securities (Cost $34,777,379)					$34,090,396

Asset-Backed / Mortgage-Backed Securities – 2.3%		Rate	Maturity	Face Amount	Value
FINANCIALS – 2.3%
Citigroup Mortgage Loan Trust 2013-J1 Class B2 (Acquired 05/21/2015, Cost $1,996,379)	(b)(j)	3.567%	10/25/2043	$2,001,383	$1,995,769
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 Class 2CB1		5.500%	08/25/2034	1,404,546	1,513,946
Fannie Mae Trust 2003-W2 Class 1A4		2.986%	07/25/2042	1,631,971	1,719,350
MASTR Seasoned Securitization Trust 2005-1 Class 1A1		6.617%	09/25/2032	2,336,014	2,556,048
Sequoia Mortgage Trust 2013-1 Class B2 (Acquired 04/15/2015, Cost $4,917,160)	(j)	3.645%	02/25/2043	4,870,385	4,690,434
Sequoia Mortgage Trust 2013-10 Class B2 (Acquired 02/17/2015, Cost $4,306,412)	(b)(j)	3.586%	08/25/2043	4,416,833	4,149,818
Sequoia Mortgage Trust 2014-4 Class B2 (Acquired 03/11/2015, Cost $3,503,715)	(b)(j)	3.905%	11/25/2044	3,521,322	3,496,285

Total Asset-Backed / Mortgage-Backed Securities (Cost $20,508,285)					$20,121,650

U.S. Treasury Obligations – 9.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Inflation Indexed Bonds		0.125%	04/15/2019	$10,097,300	$10,216,418
U.S. Treasury Inflation Indexed Bonds		0.125%	07/15/2024	9,964,300	9,692,613
U.S. Treasury Note		0.500%	09/30/2016	20,000,000	20,018,760
U.S. Treasury Note		1.000%	09/15/2017	20,000,000	20,110,940
U.S. Treasury Note		1.875%	05/31/2022	10,000,000	9,878,910
U.S. Treasury Note		2.250%	11/15/2024	15,000,000	14,882,820

Total U.S. Treasury Obligations (Cost $83,637,946)					$84,800,461

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Closed-End Mutual Funds – 3.0%		Shares	Value
Alliance New York Municipal Income Fund, Inc.		135,448	$1,904,399
BlackRock Enhanced Government Fund, Inc.		77,605	1,049,996
Delaware Investments Dividend & Income Fund, Inc.		61,025	604,148
Deutsche Global High Income Fund, Inc.		177,040	1,441,106
Diversified Real Asset Income Fund		149,548	2,623,072
Federated Enhanced Treasury Income Fund		246,001	3,249,673
Firsthand Technology Value Fund, Inc.		70,965	912,610
Fort Dearborn Income Securities, Inc.		107,539	1,484,038
LMP Real Estate Income Fund, Inc.		299,923	3,509,099
MFS InterMarket Income Trust I		212,181	1,788,686
Montgomery Street Income Securities, Inc.		113,373	1,858,183
Nuveen Mortgage Opportunity Term Fund		90,658	2,057,030
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund		92,202	1,031,740
Western Asset/Claymore Inflation-Linked Securities & Income Fund		234,910	2,647,436

Total Closed-End Mutual Funds (Cost $27,611,924)			$26,161,216

Exchange Traded Funds – 0.9%		Shares	Value
SPDR S&P 500 ETF Trust		40,000	$8,234,000

Total Exchange Traded Funds (Cost $8,503,704)			$8,234,000

Purchased Options – 0.6%		Contracts (c)	Value
S&P 500 Index Put Option Expiration: September 2015, Exercise Price: $2,000.00		1,000	$4,240,000
S&P 500 Index Put Option Expiration: September 2015, Exercise Price: $1,950.00		500	1,565,000

Total Purchased Options (Cost $4,575,913)			$5,805,000

Money Market Funds – 2.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		20,264,000	$20,264,000

Total Money Market Funds (Cost $20,264,000)			$20,264,000

Total Investments – 100.9% (Cost $855,662,291)	(k)		$889,226,145
Total Written Options Outstanding – (0.0)% (see following schedule)			(115,150)
Liabilities in Excess of Other Assets – (0.9)%	(d)		(7,719,820)

Net Assets – 100.0%			$881,391,175

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $81,149,899, or 9.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	100 shares per contract.

(d)	Security is fully or partially pledged as collateral for written call options outstanding. Collateral also includes a portion of the Portfolio’s cash holdings. Outstanding written call options are presented in the following schedule.

(e)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2015.

(f)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR, 10 Year Constant Maturity Treasury Rate, or 30 Year Constant Maturity Treasury Rate. Interest rates stated are those in effect at June 30, 2015.

(g)	Security is a variable rate trust preferred security in which the dividend rate is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2015.

(h)	Security is a variable rate preferred stock or trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2015.

(i)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(j)	Represents a security deemed to be illiquid. At June 30, 2015, the value of illiquid securities in the Portfolio totaled $17,061,249, or 1.9% of the Portfolio’s net assets.

(k)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Written Options Outstanding	June 30, 2015 (Unaudited)

	Contracts*	Value
S&P 500 Index Call Option
Expiration: August 2015, Exercise Price: $2,175.00	350	$115,150

Total Written Options Outstanding (Premiums received $419,531)	350	$115,150

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

90

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

Performance as of June 30, 2015

Average Annual Returns:
One year	2.70%
Five years	17.02%
Since inception (11/2/05)	5.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Target VIP Portfolio returned 2.07% versus 1.94% for the current benchmark, the Russell 3000 Index.

U.S. equities posted modest gains over the reporting period. Economic data was sluggish to begin the year, but steadily gained momentum by period end. Harsh winter weather and a west coast port strike were blamed for generally weaker than expected first quarter growth. This, combined with the impact of the stronger dollar, led to muted earnings growth in the first quarter. The slow start to the year pushed out expectations for the first Federal Reserve rate hike. The push out of rate hikes was generally viewed in a positive light by equity investors. With employment data gradually strengthening, along with steadily improving economic data later in the first half of the year, the consensus forecast is now calling for rate hikes to begin this fall. Though rate hikes appear imminent, interest rates near historic lows and improving economic fundamentals should continue to support investors’ risk appetite and demand for equities.

The Portfolio had its annual rebalance in early January 2015. Though the selection process for the underlying strategies did not change, there were changes in the sector exposure of the Portfolio as a result of the rebalance. The rebalance resulted in additional exposure to the Industrials, Consumer Discretionary and Consumer Staples sectors. Industrials are now overweight, while the additional Consumer Discretionary exposure increased its overweight. Consumer Staples remains underweight. The sectors losing notable weight as a result of the rebalance were Financials and Energy. Both sectors are underweight in relation to the benchmark.(1)

The Health Care sector was the biggest contributor to relative performance, as stock selection drove performance in the sector. Gilead Sciences, Inc. and Insys Therapeutics, Inc. were among the top five contributors in the Portfolio for the period. Stock selection was also positive in the Consumer Staples and Energy sectors, led by The Kroger Co. and Tesoro Corp., respectively. A large underweight in the Financials sector also contributed to relative performance, as the sector underperformed the broader market for the period.(1)

Stock selection in Information Technology resulted in the sector being the biggest detractor from relative performance. Micron Technology, Inc. and Intel Corp. were the two biggest detractors in the Portfolio over the period. Stock selection in the Industrials sector also weighed on relative performance. 3M Co. and United Continental Holdings, Inc. were among the Portfolio’s holdings in the sector that had a negative impact on performance. An overweight to Utilities also hurt the Portfolio, as the sector was the worst performer amid investors’ expectations of Federal Reserve rate hikes later in the year.(1)

The Portfolio’s best performers were Repligen Corp., Ellie Mae, Inc., Insys Therapeutics, Inc., AMN Healthcare Services, Inc. and Gentherm, Inc. The worst performers were Micron Technology, Inc., OraSure Technologies, Inc., Keurig Green Mountain, Inc., Avis Budget Group, Inc. and Zumiez, Inc. The Portfolio’s top contributors to performance were Apple, Inc., The Walt Disney Co., Gilead Sciences, Inc., Insys Therapeutics, Inc. and The Home Depot, Inc. The top detractors from performance were Micron Technology, Inc., Intel Corp., Yahoo! Inc., 3M Co. and United Continental Holdings, Inc.(1)

As we look to the second half of 2015, equities continue to offer an attractive risk/reward proposition relative to other asset classes in our opinion. The Greek situation in Europe and potential Federal Reserve rate hikes here at home are areas to keep an eye on as they could lead to near-term increases in market volatility. Taking a longer term view though, we view steady economic growth, historically low interest rates and strong corporate balance sheets as reasons to remain positive on equities. As always, we remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum, which we believe provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

91	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	99.0
Money Market Funds and Other Net Assets	1.0

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Apple, Inc.	8.0
2. Home Depot, Inc. / The	5.2
3. 3M Co.	4.3
4. Taiwan Semiconductor Manufacturing Co Ltd. – ADR	4.1
5. Walt Disney Co. / The	3.9
6. Boeing Co. / The	3.4
7. AT&T, Inc.	3.4
8. Gilead Sciences, Inc.	3.2
9. Intel Corp.	2.6
10. Amgen, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	20.0
Consumer Discretionary	18.0
Health Care	15.2
Industrials	12.8
Telecommunication Services	6.6
Financials	6.6
Energy	6.3
Consumer Staples	5.6
Utilities	4.2
Materials	3.7

99.0

92

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 99.0%		Shares	Value
CONSUMER DISCRETIONARY – 18.0%
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	3,798	$79,416
Delphi Automotive PLC (Auto Components)		6,578	559,722
Gentherm, Inc. (Auto Components)	(a)	7,164	393,375
Magna International, Inc. (Auto Components)		9,183	515,074
Tata Motors Ltd. – ADR (Automobiles)		11,943	411,675
Core-Mark Holding Co., Inc. (Distributors)		4,631	274,387
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	5,170	250,486
Brinker International, Inc. (Hotels, Restaurants & Leisure)		1,465	84,457
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		1,799	133,828
Popeye’s Louisiana Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	4,683	280,933
Universal Electronics, Inc. (Household Durables)	(a)	3,143	156,647
Cablevision Systems Corp. Class A (Media)		4,796	114,816
Walt Disney Co. / The (Media)		18,203	2,077,690
Dillard’s, Inc. Class A (Multiline Retail)		830	87,308
Dollar Tree, Inc. (Multiline Retail)	(a)	1,913	151,108
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	2,929	202,042
Caleres, Inc. (Specialty Retail)		2,674	84,980
Cato Corp. / The Class A (Specialty Retail)		5,215	202,133
Home Depot, Inc. / The (Specialty Retail)		24,832	2,759,580
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	953	215,359
Outerwall, Inc. (Specialty Retail)		1,154	87,831
Ross Stores, Inc. (Specialty Retail)		3,896	189,385
Zumiez, Inc. (Specialty Retail)	(a)	5,820	154,987

			9,467,219

CONSUMER STAPLES – 5.6%
Brown-Forman Corp. Class B (Beverages)		1,003	100,481
Dr Pepper Snapple Group, Inc. (Beverages)		1,525	111,172
Monster Beverage Corp. (Beverages)	(a)	1,588	212,824
Kroger Co. / The (Food & Staples Retailing)		10,826	784,993
Keurig Green Mountain, Inc. (Food Products)		1,546	118,470
Sanderson Farms, Inc. (Food Products)		993	74,634
USANA Health Sciences, Inc. (Personal Products)	(a)	2,470	337,550
Altria Group, Inc. (Tobacco)		15,575	761,773
Imperial Tobacco Group PLC – ADR (Tobacco)		4,898	472,657

			2,974,554

ENERGY – 6.3%
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	429	17,799
BP PLC – ADR (Oil, Gas & Consumable Fuels)		11,235	448,951
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		12,277	436,816
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		7,622	634,150
Hess Corp. (Oil, Gas & Consumable Fuels)		542	36,249
REX American Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	1,609	102,397
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		6,160	353,276
Statoil ASA – ADR (Oil, Gas & Consumable Fuels)		24,253	434,129
Synergy Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	17,532	200,391
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,795	235,926
TOTAL SA – ADR (Oil, Gas & Consumable Fuels)		8,365	411,307

			3,311,391

FINANCIALS – 6.6%
HSBC Holdings PLC – ADR (Banks)		9,091	407,368
Standard Chartered PLC (Banks)		30,122	490,085
Swedbank AB – ADR (Banks)		17,041	399,441
HFF, Inc. Class A (Capital Markets)		7,550	315,061
Legg Mason, Inc. (Capital Markets)		3,067	158,043
Piper Jaffray Cos. (Capital Markets)	(a)	3,226	140,783
Moody’s Corp. (Diversified Financial Svs.)		5,588	603,280
Allstate Corp. / The (Insurance)		11,149	723,236
United Insurance Holdings Corp. (Insurance)		4,163	64,693
Universal Insurance Holdings, Inc. (Insurance)		6,784	164,173

			3,466,163

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 15.2%
Amgen, Inc. (Biotechnology)		7,591	$1,165,370
Gilead Sciences, Inc. (Biotechnology)		14,374	1,682,908
Insys Therapeutics, Inc. (Biotechnology)	(a)	14,012	503,311
MiMedx Group, Inc. (Biotechnology)	(a)	21,664	251,086
Repligen Corp. (Biotechnology)	(a)	6,503	268,379
Abaxis, Inc. (Health Care Equip. & Supplies)		4,481	230,682
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,234	175,759
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	421	203,974
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	6,500	276,640
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	11,268	60,735
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	9,308	294,040
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	9,610	871,819
Providence Service Corp. / The (Health Care Providers & Svs.)	(a)	3,222	142,670
Albany Molecular Research, Inc. (Life Sciences Tools & Svs.)	(a)	6,420	129,812
Depomed, Inc. (Pharmaceuticals)	(a)	11,654	250,095
Eli Lilly & Co. (Pharmaceuticals)		12,912	1,078,023
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		10,070	419,416

			8,004,719

INDUSTRIALS – 12.8%
Boeing Co. / The (Aerospace & Defense)		13,076	1,813,903
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,072	120,696
Northrop Grumman Corp. (Aerospace & Defense)		1,307	207,329
TASER International, Inc. (Aerospace & Defense)	(a)	10,410	346,757
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,091	130,457
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	4,774	155,919
Alaska Air Group, Inc. (Airlines)		2,925	188,458
United Continental Holdings, Inc. (Airlines)	(a)	8,044	426,412
ACCO Brands Corp. (Commercial Svs. & Supplies)	(a)	22,536	175,105
3M Co. (Industrial Conglomerates)		14,519	2,240,282
Greenbrier Cos., Inc. / The (Machinery)		7,143	334,650
Avis Budget Group, Inc. (Road & Rail)	(a)	2,322	102,354
Ryder System, Inc. (Road & Rail)		1,173	102,485
Saia, Inc. (Road & Rail)	(a)	4,872	191,421
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,237	196,006

			6,732,234

INFORMATION TECHNOLOGY – 20.0%
F5 Networks, Inc. (Communications Equip.)	(a)	179	21,543
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,976	281,461
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,625	73,080
DHI Group, Inc. (Internet Software & Svs.)	(a)	10,588	94,127
LogMeIn, Inc. (Internet Software & Svs.)	(a)	4,847	312,583
Yahoo!, Inc. (Internet Software & Svs.)	(a)	10,976	431,247
Intel Corp. (Semiconductors & Equip.)		45,622	1,387,593
Lam Research Corp. (Semiconductors & Equip.)		1,079	87,777
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	33,857	637,866
Taiwan Semiconductor Manufacturing Co Ltd. – ADR (Semiconductors & Equip.)		95,983	2,179,774
Ellie Mae, Inc. (Software)	(a)	5,792	404,224
Qualys, Inc. (Software)	(a)	6,845	276,196
Apple, Inc. (Tech. Hardware, Storage & Periph.)		33,476	4,198,727
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		3,097	147,107

			10,533,305

MATERIALS – 3.7%
Celanese Corp. (Chemicals)		3,401	244,464
Headwaters, Inc. (Construction Materials)	(a)	14,396	262,295
Packaging Corp. of America (Containers & Packaging)		2,176	135,978
Anglo American PLC – ADR (Metals & Mining)		46,738	338,383

93	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
BHP Billiton Ltd. – ADR (Metals & Mining)		9,007	$366,675
Rio Tinto PLC – ADR (Metals & Mining)		9,253	381,316
South32 Ltd. – ADR (Metals & Mining)	(a)	3,653	24,512
Neenah Paper, Inc. (Paper & Forest Products)		3,325	196,042

			1,949,665

TELECOMMUNICATION SERVICES – 6.6%
AT&T, Inc. (Diversified Telecom. Svs.)		50,580	1,796,602
Consolidated Communications Holdings, Inc. (Diversified Telecom. Svs.)		10,056	211,277
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	19,013	172,828
Telenor ASA – ADR (Diversified Telecom. Svs.)		7,057	462,974
TeliaSonera AB – ADR (Diversified Telecom. Svs.)		33,156	389,915
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		12,532	456,791

			3,490,387

UTILITIES – 4.2%
Electricite de France SA – ADR (Electric Utilities)		78,493	349,294
Empire District Electric Co. / The (Electric Utilities)		8,875	193,475
Southern Co. / The (Electric Utilities)		3,271	137,055

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
SSE PLC – ADR (Electric Utilities)		17,000	$410,720
GDF Suez – ADR (Multi-Utilities)		18,314	341,098
National Grid PLC – ADR (Multi-Utilities)		6,074	392,198
SCANA Corp. (Multi-Utilities)		519	26,287
Sempra Energy (Multi-Utilities)		895	88,551
American States Water Co. (Water Utilities)		7,790	291,268

			2,229,946

Total Common Stocks (Cost $49,323,993)			$52,159,583

Money Market Funds – 0.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		467,000	$467,000

Total Money Market Funds (Cost $467,000)			$467,000

Total Investments – 99.9% (Cost $49,790,993)	(b)		$52,626,583
Other Assets in Excess of Liabilities – 0.1%			67,008

Net Assets – 100.0%			$52,693,591

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

94

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2015

Average Annual Returns:
One year	11.52%
Five years	17.21%
Since inception (5/1/07)	7.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2015, the Bristol Growth Portfolio returned 5.72% versus 3.96% for the current benchmark, the Russell 1000 Growth Index.

The year began with many thinking macroeconomic fundamentals had firmed amidst global monetary easing. While the U.S. Federal Reserve ended its historic bond-buying stimulus program, the European Central Bank continued its own stimulus measures and the Japanese Central Bank continued efforts to create growth and inflation. The end of the Federal Reserve’s quantitative easing introduced new controversy, as investors shifted to debating the timing of potential interest rate hikes. Economic data points that traditionally would have been seen as positive indicators began to raise fears that yields could move higher sooner than expected. Meanwhile, Greece reappeared in the headlines, as its position within the European Union became more uncertain. A new Greek government was elected with a mandate to take a hard stance on its debt obligations, while the European Troika refused to renegotiate. Domestically, the turmoil in the North American energy sector continued to work its way through the system, with a lack of consensus about the length and depth of the downturn. These uncertainties were compounded by fear of the potential return of Iranian oil to global markets.

The outperformance for the period was driven primarily by the 477 basis point outperformance in Health Care, most of which resulted from positive stock selection rather than the sector’s overweight. Industrials and Financials also benefited from positive stock selection, but weakness in Information Technology names detracted on a relative basis.(1)

The Portfolio’s best performers for the reporting period were Intercept Pharmaceuticals, Inc., Pharmacyclics, Inc., Humana, Inc., Clovis Oncology, Inc. and Amazon.com, Inc. The Portfolio’s worst performers were PVH Corp., VeriFone Systems, Inc., Intel Corp., Yahoo!, Inc. and The Procter & Gamble Co. The top contributors to performance were Clovis Oncology, Inc., Pharmacyclics, Inc., Inter-

cept Pharmaceuticals, Inc., Apple, Inc. and Amazon.com, Inc. The top detractors from performance were PVH Corp., Intel Corp., Yahoo!, Inc., Microsoft Corp., and The Procter & Gamble Co.(1)

The top contributor to the Portfolio’s performance, at 124 basis points, was Clovis Oncology, Inc. due to mediocre results from its main competitor Astra Zeneca, as well as positive data on its ovarian cancer drug. Pharmacyclics, Inc. contributed 115 basis points as its new cancer drug expectations were raised and the company was eventually purchased. Intercept Pharmaceuticals, Inc. contributed 104 basis points due to positive results from its NASH drug as well as the failings of competing drugs. Apple, Inc. added 70 basis points due to strong iPhone sales. Amazon.com, Inc. added 60 basis points, as near term profitability for the company improved and improved trends in the Prime business provide greater visibility for the company’s long term profitability outlook.(1)

Detractors from Portfolio performance during the reporting period included PVH Corp., detracting 42 basis points due to currency translation impact from the weak Euro. Intel Corp. detracted 38 basis points and Microsoft Corp. detracted 26 basis points due to weak PC sales. Yahoo!, Inc. detracted 29 basis points due to concerns regarding its ability to spinoff Alibaba in a tax efficient manner. The Procter & Gamble Co. detracted 24 basis points due to weak organic sales growth and currency translation impact.(1)

For the balance of the year, we remain optimistic. While concerns regarding China and Greece have made their way into the headlines again, the risks to both regions should be contained. The Chinese government still has many levers to pull to stimulate its economy and Greece should have a minimal impact on the European economy even if it exits the European Union. The corporate profit picture looks positive though slightly below historical trendline and the market seems well prepared for an increase in interest rates as the Federal Reserve tries to normalize. With valuations being “fair” at this point, we believe our continued focus on companies with a strong competitive position and ability to gain market share will help benefit our performance going forward.

The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

95	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	99.0
Money Market Funds and Other Net Assets	1.0

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Apple, Inc.	4.3
2. Microsoft Corp.	3.8
3. Thermo Fisher Scientific, Inc.	2.6
4. Honeywell International, Inc.	2.6
5. Amgen, Inc.	2.5
6. Oracle Corp.	2.4
7. St. Jude Medical, Inc.	2.4
8. Prudential Financial, Inc.	2.3
9. Danaher Corp.	2.2
10. Bank of America Corp.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.5
Consumer Discretionary	20.2
Health Care	17.8
Industrials	11.6
Consumer Staples	7.6
Financials	6.5
Materials	4.6
Energy	4.1
Telecommunication Services	1.1

99.0

96

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 99.0%		Shares	Value
CONSUMER DISCRETIONARY – 20.2%
Johnson Controls, Inc. (Auto Components)		50,796	$2,515,926
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	3,362	2,033,976
Jarden Corp. (Household Durables)	(a)	49,696	2,571,768
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,909	2,565,038
CBS Corp. Class B (Media)		44,147	2,450,158
Twenty-First Century Fox, Inc. Class A (Media)		38,734	1,260,598
Viacom, Inc. Class B (Media)		37,796	2,443,133
Walt Disney Co. / The (Media)		23,825	2,719,386
Lowe’s Cos., Inc. (Specialty Retail)		37,279	2,496,575
Tiffany & Co. (Specialty Retail)		15,864	1,456,315
PVH Corp. (Textiles, Apparel & Luxury Goods)		22,093	2,545,114

			25,057,987

CONSUMER STAPLES – 7.6%
Coca-Cola Co. / The (Beverages)		55,912	2,193,428
Tyson Foods, Inc. Class A (Food Products)		59,156	2,521,820
Colgate-Palmolive Co. (Household Products)		38,275	2,503,568
Procter & Gamble Co. / The (Household Products)		27,982	2,189,312

			9,408,128

ENERGY – 4.1%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		31,568	2,464,198
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		34,640	2,060,734
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	16,729	604,251

			5,129,183

FINANCIALS – 6.5%
Bank of America Corp. (Banks)		161,231	2,744,152
Hartford Financial Services Group, Inc. / The (Insurance)		60,476	2,513,987
Prudential Financial, Inc. (Insurance)		32,134	2,812,368

			8,070,507

HEALTH CARE – 17.8%
Amgen, Inc. (Biotechnology)		20,007	3,071,475
Celgene Corp. (Biotechnology)	(a)	13,556	1,568,904
Receptos, Inc. (Biotechnology)	(a)	11,331	2,153,457
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		39,991	2,922,142
Aetna, Inc. (Health Care Providers & Svs.)		14,519	1,850,592
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	26,626	2,415,511
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		25,262	3,277,997
Allergan PLC (Pharmaceuticals)	(a)	8,380	2,542,995
Mylan NV (Pharmaceuticals)	(a)	34,448	2,337,641

			22,140,714

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 11.6%
Honeywell International, Inc. (Aerospace & Defense)		31,245	$3,186,053
Lockheed Martin Corp. (Aerospace & Defense)		13,430	2,496,637
United Technologies Corp. (Aerospace & Defense)		10,767	1,194,383
FedEx Corp. (Air Freight & Logistics)		13,986	2,383,214
Danaher Corp. (Industrial Conglomerates)		32,093	2,746,840
Xylem, Inc. (Machinery)		66,166	2,452,774

			14,459,901

INFORMATION TECHNOLOGY – 25.5%
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	28,909	2,479,380
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,335	2,341,073
Google, Inc. Class C (Internet Software & Svs.)	(a)	4,223	2,198,114
MasterCard, Inc. Class A (IT Svs.)		28,397	2,654,552
Visa, Inc. (IT Svs.)		37,316	2,505,769
Avago Technologies Ltd. (Semiconductors & Equip.)		18,450	2,452,558
Intel Corp. (Semiconductors & Equip.)		74,707	2,272,213
Microsoft Corp. (Software)		106,885	4,718,973
Oracle Corp. (Software)		74,511	3,002,793
Apple, Inc. (Tech. Hardware, Storage & Periph.)		42,400	5,318,020
Hewlett-Packard Co. (Tech. Hardware, Storage & Periph.)		57,471	1,724,705

			31,668,150

MATERIALS – 4.6%
Dow Chemical Co. / The (Chemicals)		38,362	1,962,984
Huntsman Corp. (Chemicals)		113,848	2,512,625
Monsanto Co. (Chemicals)		11,173	1,190,930

			5,666,539

TELECOMMUNICATION SERVICES – 1.1%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		30,173	1,406,363

Total Common Stocks (Cost $114,001,826)			$123,007,472

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		649,000	$649,000

Total Money Market Funds (Cost $649,000)			$649,000

Total Investments – 99.5% (Cost $114,650,826)	(b)		$123,656,472
Other Assets in Excess of Liabilities – 0.5%			590,793

Net Assets – 100.0%			$124,247,265

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

97

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Managed Component”).

Performance as of June 30, 2015

Average Annual Total Return:
One year	4.47%
Since inception (5/1/14)	6.49%

Comments

For the six-month period ended June 30, 2015, the Risk Managed Balanced Portfolio returned -0.65% versus 0.73% for the current benchmark, which is comprised of 55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index.

Stocks gained slowly over most of the period, but illustrated weakness toward the end on account of factors emanating from Greece and China. After weathering weak first quarter economic and jobs growth, stocks were later aided by favorable data that indicated the factors contributing to the winter slowdown were indeed transitory. Crude oil prices reset within a higher trading band and the dollar stabilized after its recent strong period of appreciation. Both developments were highlighted by the Federal Reserve’s (“Fed”) June statement, in which it said a potential increase of the Fed Funds rate during the latter part of the year would be “appropriate.” Fixed income markets rallied during the winter, given the weak U.S. data. They largely retreated over the spring, influenced by a combination of improving U.S. data and lingering uncertainty about the path of global monetary policy. Low rates in Europe and geopolitical concerns kept yield-curve steepening in check, however.

The Balanced Component, sub-advised by Janus Capital Management LLC, seeks to provide consistent returns over time by allocating across the spectrum of fixed income and equity securities. For the six-month period, the Balanced Component slightly under-performed the Balanced Index, a blended benchmark of the S&P 500 Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (45%), by .45%.

The equity-to-fixed-income allocation, which may vary with market conditions, ended the period with an equity weighting of roughly 57%, with the remainder in fixed income. The current level reflects our view that on a risk-adjusted basis, equities represent greater opportunity for returns at this juncture.(1)

The Balanced Component’s equity sleeve underperformed its benchmark, the S&P 500 Index. Holdings within the Industrials and Consumer Discretionary sectors detracted most from relative performance. Airline carrier United Continental Holdings, Inc. weighed on performance. Shares declined due to concerns about industry pricing. Our outlook for the stock remains favorable at current valuations. The company is beginning to realize meaningful synergies from its Continental merger and is remaining disciplined on capacity. It also has taken constructive measures with stock buybacks and reducing debt.(1)

Similar to other railroad companies, Union Pacific Corp. has suffered year-to-date volume declines from the slowdown in the oil market and related lower transportation needs. Coal and agriculture industry demands have also been softer. We remain positive on the stock. The company continues to benefit from its large, profitable intermodal freight business. Fundamentals remain attractive, and the company continues to demonstrate a firm commitment to returning capital to shareholders with a healthy dividend yield and stock buybacks.(1)

Diversified materials company E.I. du Pont de Nemours & Co. was another detractor, as the company defeated an activist investor’s proxy fight to win seats on its board. Shares sold off on concerns that there is now less pressure for aggressive cost reductions or to break up the company to unlock unrealized potential value. We believe the price weakness provided an attractive entry point for the stock. The company has introduced new board members that we expect will maintain a sharp focus on capturing current untapped gains from its businesses. The company also has been affected by softness in the agriculture cycle, a sector where we see a number of interesting developments, such as ongoing consolidation. Such consolidation could enhance the value E.I. du Pont de Nemours & Co.’s Pioneer business, a leading developer and supplier of plant genetics to farmers. The stock’s dividend yield also remains attractive.(1)

Contributing to relative performance during the quarter was our stock selections in Financials and Materials. LyondellBasell Industries NV was the largest individual contributor, which aided our Materials holdings. Prices for many of the petrochemicals the company produces are tied to oil prices, which had weighed on the stock at the end of 2014. However, prices for the feedstocks LyondellBasell Industries NV uses to create ethylene and some of its other chemicals have also declined, leading to better profit margins than the market initially expected. The bounce back in oil prices during the period also allowed chemical producers to raise ethylene prices, which was further supportive for margins. In addition, concerns around the recent CEO transition began to dissipate, with current management continuing to demonstrate its commitment to returning shareholder capital through an increased dividend and stock buybacks.(1)

Aetna, Inc., a diversified health care benefits company, was also a top contributor. A Supreme Court ruling that keeps federally established health care exchanges intact lifted managed care stocks broadly. Acquisition rumors among managed care companies also point to an upcoming round of consolidation in the industry, and anticipation of this wave of consolidation has been favorable for managed care stocks. We believe the company is well positioned for growth in the post-Affordable Care Act reform environment.(1)

The Blackstone Group LP was another top contributor, which boosted our Financials holdings. The stock was up after reporting earnings that exceeded expectations, driven by a strong quarter for The Blackstone Group LP’s private equity business and by strong inflows for some of its other asset management products. We continue to like the company. We think the company is a best-in-class alternatives manager, and also like the company for its high dividend yield.(1)

The fixed income sleeve outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Our corporate credit allocation was a key a driver of outperformance. Yield curve positioning within investment-grade contributed as our defensive move into higher-quality names proved timely. The positive contribution attributed to our high-yield security selection is, in our view, the result of our rigorous, fundamental investment process that analyzes not only companies, but also specific securities, identifying the instruments that have the most robust protections for fixed income investors.

98	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

While we remain overweight corporate credit relative to the benchmark, our allocation to the segment is close to the lowest point it has been since the financial crisis. On a sector basis, banking, brokerage, asset managers and exchanges were relative contributors.

Two financial companies that contributed to relative performance were E*TRADE Financial Corp. and Ally Financial, Inc. Ally Financial, Inc. has many attributes that we find attractive. The company has streamlined itself into a pure play on auto financing, a sector that, we believe, has tailwinds as U.S. employment and consumption improves. The company has an asset-light business model, reliant upon its online banking channel to grow its substantial deposit base. We find that Ally Financial, Inc. has been able to retain these deposits at a greater rate than many expected possible with online accounts. Ally Financial, Inc.’s management is moving to pay down its highest-cost debt.(1)

Certain credits also weighed on relative results. Chesapeake Energy Corp., a leading producer of natural gas, has a leadership team that manages its balance sheet like an investment grade company. With its ample liquidity and a large asset base, Chesapeake Energy Corp., in our view, is well-positioned to attain a ratings upgrade.(1)

On an asset class basis, our U.S. Treasury allocation was a relative contributor. During the period, we increased the position to better reflect our defensive stance. This move was engineered through a reduction of our duration contribution from Treasuries, with our holdings being markedly shorter than those of the benchmark. As a result, Treasury yield curve positioning contributed to performance given the period’s steepening curve.(1)

The Portfolio’s Risk Managed Component, sub-advised by AnchorPath Financial LLC, a sleeve of derivatives and cash equivalents, seeks to limit the downside risk of the Portfolio. Under normal circumstances, the Risk Managed Component will represent approximately 20% of the Portfolio. The allocation from this target over this period ranged between 18.7% and 22.4%, and ended the period representing approximately 19.0% of the Portfolio. (1)

The Portfolio returns are enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the period, however, the Risk Managed Component increased the annualized volatility of the aggregate Portfolio by 0.3%. The component also decreased the cumulative return of the Portfolio by 0.9% as compared to the Balanced Component of the Portfolio. Over this period, when the Balanced Component experienced lower realized drawdowns and relatively flat performance, the Risk Managed Balanced Portfolio’s risk adjusted returns were not enhanced. Most of the underperformance of the Risk Managed Component was attributed to losses on index-based option positions that declined in value as the implied volatility related to those options declined.(1)

Many of the reasons that we remain cautious in our approach to fixed income are the same that cause us to favor equities. The Fed has reiterated its commitment to growth. As a consequence, the initiation of rate hikes would infer an expanding economy conducive for stocks. High-yield spreads, which are still tight by historical standards, limit the upside of those securities, which further supports the rationale for favoring those companies’ stocks at present.

We believe stock valuations remain relatively attractive in the context of the current market environment. Global economic growth continues to strengthen, with steady, if slow, gains in the U.S. and positive signals finally emerging from Europe, issues in Greece notwithstanding. China also seems to be navigating its economic slowdown reasonably well, without any recent material deterioration.

The U.S. labor market continues to gain on the employment front, with indications that companies are beginning to increase wages as well. The housing market is improving, and consumer spending continues to increase with strong demand for automobiles and other big-ticket items – all further evidence that the economy is on stable footing. Against this backdrop, it seems likely the Fed will begin raising interest rates later this year. This would be a positive signal that the economy is once again normalizing and should be supportive for stocks, though any dramatic, unexpected rate jump would probably prove to be disruptive short term.

Multiple factors have the potential to impact the fixed income environment; chief among them remains the timing and pace of the Fed’s rate hikes. Data suggest that the central bank is achieving its dual mandate. Strong gains in payrolls have resumed and wage growth has shown signs of accelerating. Rates have yet to rise, as the Fed has made clear its objective of achieving sustainable growth. With economic expansion comes jobs, and after that, wage-driven inflation. A strong jobs market, according to the Fed, should help push inflation back toward its target of 2%.

The dollar remains one of our wild cards. Deterioration in the Greece dispute or a deceleration in non-U.S. economies could send investors fleeing back toward dollar-denominated assets, forcing a resumption in the currency’s march upward. In a nod to this scenario, the Fed has acknowledged that international developments are being considered as it charts its path forward.

We are mindful that we are nearing the end of a credit cycle. Merger and acquisition activity, share buybacks, and debt issuance are up. As a result, our credit allocation is near the lowest since the financial crisis, while still being overweight versus the benchmark. Utilizing our fundamental security-level approach, we are concentrating our holdings in the highest-quality companies whose management teams have maintained balance sheet discipline.

We are also concerned with the potential for sustained periods of elevated market volatility, which we consider suppressed by continued fixed income inflows. Alarmingly low levels of liquidity are a serious risk factor, in our view. Should an illiquidity event occur, we want to be a provider of liquidity. Accordingly, we have lowered the overall duration of the portfolio, especially as a percentage of the benchmark. Treasuries are the tool we utilize to toggle duration. Shorter-dated government securities act as a cash cushion for our portfolios, allowing us to better weather storms and opportunistically make attractive investments caused by market dislocations.

Over the past quarter, we have dramatically reduced risks in the fixed income sleeve of the Balanced Component and expect to maintain this defensive posture as the aforementioned risk factors play out. We have not seen such a confluence of potentially adverse forces for several years. Our binding principle of capital preservation is of utmost importance as we navigate the choppy waters ahead.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2015.

99	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Change in Value of $10,000 Investment

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Barclays Capital U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Portfolio Composition as of June 30, 2015 (1)

% of Net Assets
Common Stocks (3)	42.6
U.S. Treasury Obligations	15.5
Corporate Bonds (3)	11.5
U.S. Government Agency Mortgage-Backed Securities	6.2
Purchased Options	5.6
Master Limited Partnerships (3)	2.8
Asset-Backed / Mortgage-Backed Securities (3)	1.6
Preferred Stocks (3)	0.5
Preferred Stock Depository Receipts (3)	0.5
Trust Preferred Securities (3)	0.2
Money Market Funds Less Net Liabilities	13.0

100.0

Top 10 Portfolio Holdings as of June 30, 2015 (1) (2)

% of Net Assets
1. Apple, Inc.	2.5
2. MasterCard, Inc. Class A	2.2
3. U.S. Treasury Note 2.250%, 11/15/2024	1.9
4. Blackstone Group LP / The	1.8
5. U.S. Treasury Note 1.375%, 09/30/2018	1.7
6. AbbVie, Inc.	1.6
7. NIKE, Inc. Class B	1.6
8. Microsoft Corp.	1.5
9. Bristol-Myers Squibb Co.	1.4
10. U.S. Treasury Note 0.625%, 07/15/2016	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	12.8
Information Technology	10.9
Health Care	10.8
Consumer Discretionary	8.5
Industrials	6.4
Energy	3.8
Materials	3.7
Consumer Staples	2.4
Telecommunication Services	0.3
Utilities	0.1

59.7

100

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks – 42.6%		Shares	Value
CONSUMER DISCRETIONARY – 6.7%
General Motors Co. (Automobiles)		18,551	$618,305
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		13,570	713,375
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		4,507	202,139
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		4,989	404,558
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	560	644,767
Mattel, Inc. (Leisure Products)		10,134	260,342
Home Depot, Inc. / The (Specialty Retail)		8,767	974,277
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		10,727	1,158,731

			4,976,494

CONSUMER STAPLES – 2.1%
Diageo PLC (Beverages)	(c)	5,954	172,426
Hershey Co. / The (Food Products)		4,165	369,977
Altria Group, Inc. (Tobacco)		11,310	553,172
Philip Morris International, Inc. (Tobacco)		6,090	488,235

			1,583,810

ENERGY – 1.1%
Chevron Corp. (Oil, Gas & Consumable Fuels)		5,714	551,230
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		11,233	298,124

			849,354

FINANCIALS – 4.6%
JPMorgan Chase & Co. (Banks)		8,840	598,998
U.S. Bancorp (Banks)		20,167	875,248
TD Ameritrade Holding Corp. (Capital Markets)		10,044	369,820
American Express Co. (Consumer Finance)		6,821	530,128
CME Group, Inc. (Diversified Financial Svs.)		4,144	385,641
Prudential PLC (Insurance)	(c)	21,558	519,535
Outfront Media, Inc. (Real Estate Investment Trusts)		5,966	150,582

			3,429,952

HEALTH CARE – 9.7%
Amgen, Inc. (Biotechnology)		5,954	914,058
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	908	463,198
Aetna, Inc. (Health Care Providers & Svs.)		5,052	643,928
AbbVie, Inc. (Pharmaceuticals)		17,614	1,183,485
Allergan PLC (Pharmaceuticals)	(a)	3,216	975,927
Bristol-Myers Squibb Co. (Pharmaceuticals)		16,131	1,073,357
Eli Lilly & Co. (Pharmaceuticals)		8,145	680,026
Endo International PLC (Pharmaceuticals)	(a)	9,214	733,895
Merck & Co., Inc. (Pharmaceuticals)		10,319	587,461

			7,255,335

INDUSTRIALS – 5.5%
Boeing Co. / The (Aerospace & Defense)		6,971	967,017
Honeywell International, Inc. (Aerospace & Defense)		7,207	734,898
United Continental Holdings, Inc. (Airlines)	(a)	10,448	553,848
3M Co. (Industrial Conglomerates)		2,762	426,177
Dover Corp. (Machinery)		4,214	295,739
Towers Watson & Co. Class A (Professional Svs.)		1,681	211,470
Union Pacific Corp. (Road & Rail)		9,490	905,061

			4,094,210

INFORMATION TECHNOLOGY – 10.0%
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		9,490	610,207
Google, Inc. Class C (Internet Software & Svs.)	(a)	1,755	913,495
Yahoo!, Inc. (Internet Software & Svs.)	(a)	10,865	426,886
Automatic Data Processing, Inc. (IT Svs.)		3,202	256,896
MasterCard, Inc. Class A (IT Svs.)		17,361	1,622,906
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	3,517	345,369
Microsoft Corp. (Software)		25,035	1,105,295
Apple, Inc. (Tech. Hardware, Storage & Periph.)		15,098	1,893,667
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		6,645	315,638

			7,490,359

MATERIALS – 2.7%
E.I. du Pont de Nemours & Co. (Chemicals)		16,241	1,038,612
LyondellBasell Industries NV Class A (Chemicals)		9,692	1,003,316

			2,041,928

101	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Common Stocks (Continued)				Shares	Value
TELECOMMUNICATION SERVICES – 0.2%
Verizon Communications, Inc. (Diversified Telecom. Svs.)				2,271	$105,851

Total Common Stocks (Cost $31,602,964)					$31,827,293

Corporate Bonds – 11.5%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.0%
ZF North America Capital, Inc. (Auto Components)	(b)	4.750%	04/29/2025	$150,000	$145,500
General Motors Co. (Automobiles)		6.250%	10/02/2043	9,000	10,021
General Motors Co. (Automobiles)		4.875%	10/02/2023	183,000	192,685
General Motors Co. (Automobiles)		3.500%	10/02/2018	42,000	43,365
1011778 BC ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	61,000	60,085
Brinker International, Inc. (Hotels, Restaurants & Leisure)		3.875%	05/15/2023	71,000	69,140
PPL WEM Holdings Ltd. (Hotels, Restaurants & Leisure)	(b)	5.375%	05/01/2021	43,000	47,518
PPL WEM Holdings Ltd. (Hotels, Restaurants & Leisure)	(b)	3.900%	05/01/2016	33,000	33,658
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(b)	4.250%	05/30/2023	16,000	14,720
D.R. Horton, Inc. (Household Durables)		4.750%	05/15/2017	27,000	28,012
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	38,000	37,335
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	25,000	26,812
UBM PLC (Media)	(b)	5.750%	11/03/2020	31,000	33,422
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	25,000	26,633

					768,906

CONSUMER STAPLES – 0.3%
Kraft Heinz Foods Co. (Food Products)	(b)	3.500%	07/15/2022	30,000	30,109
Kraft Heinz Foods Co. (Food Products)	(b)	2.800%	07/02/2020	35,000	34,995
Wm. Wrigley Jr. Co. (Food Products)	(b)	3.375%	10/21/2020	49,000	50,445
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	116,000	117,580

					233,129

ENERGY – 1.7%
Forum Energy Technologies, Inc. (Energy Equip. & Svs.)		6.250%	10/01/2021	24,000	23,760
Helmerich & Payne International Drilling Co. (Energy Equip. & Svs.)	(b)	4.650%	03/15/2025	52,000	53,602
Oceaneering International, Inc. (Energy Equip. & Svs.)		4.650%	11/15/2024	90,000	89,790
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	37,000	33,485
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		4.875%	04/15/2022	61,000	53,070
Chevron Corp. (Oil, Gas & Consumable Fuels)		1.345%	11/15/2017	27,000	27,105
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		5.875%	05/01/2022	140,000	149,800
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4.375%	06/01/2024	80,000	79,357
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.600%	04/01/2044	11,000	9,780
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		3.875%	03/15/2023	46,000	42,448
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.950%	04/01/2022	75,000	73,898
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2.250%	12/15/2018	46,000	46,097
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	31,000	31,832
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.400%	04/01/2024	48,000	48,065
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.600%	04/01/2044	35,000	33,895
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	58,000	61,310
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.300%	05/01/2024	33,000	32,521
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		7.750%	01/15/2032	24,000	27,442
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	26,000	28,565
NGL Energy Partners LP / NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.125%	07/15/2019	35,000	34,912
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		3.605%	02/15/2025	16,000	15,035
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.950%	09/15/2015	71,000	71,402
Spectra Energy Partners LP (Oil, Gas & Consumable Fuels)		4.750%	03/15/2024	53,000	56,173
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	4.125%	11/15/2019	35,000	34,650
Western Gas Partners LP (Oil, Gas & Consumable Fuels)		5.375%	06/01/2021	93,000	100,288

					1,258,282

FINANCIALS – 4.4%
CIT Group, Inc. (Banks)	(b)	5.500%	02/15/2019	99,000	103,207
CIT Group, Inc. (Banks)		4.250%	08/15/2017	102,000	103,530
Royal Bank of Scotland Group PLC (Banks)		6.100%	06/10/2023	76,000	80,710
Royal Bank of Scotland Group PLC (Banks)		6.000%	12/19/2023	117,000	123,740
Royal Bank of Scotland Group PLC (Banks)		5.125%	05/28/2024	129,000	128,671
Royal Bank of Scotland Group PLC (Banks)		2.550%	09/18/2015	107,000	107,299
Santander UK PLC (Banks)	(b)	5.000%	11/07/2023	256,000	261,625
SVB Financial Group (Banks)		5.375%	09/15/2020	33,000	36,740
Ameriprise Financial, Inc. (Capital Markets)	(d)	7.518%	06/01/2066	122,000	122,000
Carlyle Holdings Finance LLC (Capital Markets)	(b)	3.875%	02/01/2023	25,000	25,236
Charles Schwab Corp. / The (Capital Markets)		3.000%	03/10/2025	28,000	27,421
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	66,000	67,650

102	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
E*TRADE Financial Corp. (Capital Markets)		4.625%	09/15/2023	$89,000	$87,442
Goldman Sachs Group, Inc. / The (Capital Markets)		5.625%	01/15/2017	31,000	32,823
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	72,000	75,634
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	137,000	146,419
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	4.875%	04/15/2045	57,000	51,503
Raymond James Financial, Inc. (Capital Markets)		5.625%	04/01/2024	127,000	141,089
Raymond James Financial, Inc. (Capital Markets)		4.250%	04/15/2016	77,000	78,920
Stifel Financial Corp. (Capital Markets)		4.250%	07/18/2024	40,000	39,467
TD Ameritrade Holding Corp. (Capital Markets)		3.625%	04/01/2025	116,000	117,626
TD Ameritrade Holding Corp. (Capital Markets)		2.950%	04/01/2022	40,000	39,623
Ally Financial, Inc. (Consumer Finance)		8.000%	12/31/2018	13,000	14,511
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	51,000	50,904
Ally Financial, Inc. (Consumer Finance)		4.625%	05/19/2022	43,000	42,462
American Express Co. (Consumer Finance)	(d)	6.800%	09/01/2066	65,000	66,878
Discover Financial Services (Consumer Finance)		3.950%	11/06/2024	12,000	11,643
Discover Financial Services (Consumer Finance)		3.750%	03/04/2025	60,000	57,203
Synchrony Financial (Consumer Finance)		3.000%	08/15/2019	59,000	59,376
GE Capital Trust I (Diversified Financial Svs.)	(d)	6.375%	11/15/2067	133,000	142,044
General Electric Capital Corp. (Diversified Financial Svs.)	(d)	6.375%	11/15/2067	57,000	61,275
LeasePlan Corp. NV (Diversified Financial Svs.)	(b)	2.500%	05/16/2018	241,000	241,230
Voya Financial, Inc. (Diversified Financial Svs.)	(d)	5.650%	05/15/2053	24,000	24,480
CNO Financial Group, Inc. (Insurance)		4.500%	05/30/2020	12,000	12,180
CNO Financial Group, Inc. (Insurance)		5.250%	05/30/2025	33,000	33,535
Primerica, Inc. (Insurance)		4.750%	07/15/2022	66,000	70,335
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.600%	04/01/2022	63,000	66,308
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		2.750%	01/15/2020	51,000	50,408
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.500%	07/30/2029	49,000	48,997
Retail Opportunity Investments Partnership LP (Real Estate Investment Trusts)		4.000%	12/15/2024	10,000	9,880
Retail Opportunity Investments Partnership LP (Real Estate Investment Trusts)		5.000%	12/15/2023	22,000	23,054
Senior Housing Properties Trust (Real Estate Investment Trusts)		6.750%	12/15/2021	29,000	32,985
SL Green Realty Corp. (Real Estate Investment Trusts)		7.750%	03/15/2020	35,000	41,667
SL Green Realty Corp. (Real Estate Investment Trusts)		5.000%	08/15/2018	55,000	58,856
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	30,000	30,735
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)		5.875%	04/01/2024	60,000	59,700

					3,309,021

HEALTH CARE – 1.1%
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1.800%	12/15/2017	31,000	30,998
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		2.700%	04/01/2020	47,000	46,717
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		3.550%	04/01/2025	88,000	85,170
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		3.150%	04/01/2022	55,000	54,050
Fresenius Medical Care U.S. Finance II, Inc. (Health Care Providers & Svs.)	(b)	5.875%	01/31/2022	49,000	52,185
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	25,000	25,187
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.200%	02/01/2022	57,000	56,134
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.600%	02/01/2025	57,000	54,325
Omnicare, Inc. (Health Care Providers & Svs.)		4.750%	12/01/2022	23,000	24,380
Omnicare, Inc. (Health Care Providers & Svs.)		5.000%	12/01/2024	19,000	20,425
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	34,000	38,214
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.300%	02/15/2022	19,000	18,755
Actavis Funding SCS (Pharmaceuticals)		4.850%	06/15/2044	16,000	15,382
Actavis Funding SCS (Pharmaceuticals)		3.850%	06/15/2024	14,000	13,812
Actavis Funding SCS (Pharmaceuticals)		2.450%	06/15/2019	5,000	4,976
Actavis Funding SCS (Pharmaceuticals)		4.750%	03/15/2045	25,000	23,697
Actavis Funding SCS (Pharmaceuticals)		4.550%	03/15/2035	37,000	35,074
Actavis Funding SCS (Pharmaceuticals)		3.000%	03/12/2020	85,000	85,231
Actavis Funding SCS (Pharmaceuticals)		3.800%	03/15/2025	88,000	86,313
VRX Escrow Corp. (Pharmaceuticals)	(b)	6.125%	04/15/2025	21,000	21,630
VRX Escrow Corp. (Pharmaceuticals)	(b)	5.875%	05/15/2023	21,000	21,499

					814,154

INDUSTRIALS – 0.9%
Exelis, Inc. (Aerospace & Defense)		5.550%	10/01/2021	18,000	19,785
Exelis, Inc. (Aerospace & Defense)		4.250%	10/01/2016	15,000	15,479
Southwest Airlines Co. (Airlines)		5.125%	03/01/2017	36,000	38,194
Owens Corning (Building Products)		4.200%	12/01/2024	22,000	21,563
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	25,000	25,000
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	170,000	191,079
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	24,000	24,409
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	22,000	23,503

103	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Verisk Analytics, Inc. (Professional Svs.)		4.000%	06/15/2025	$104,000	$101,733
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	57,000	55,870
J.B. Hunt Transport Services, Inc. (Road & Rail)		3.375%	09/15/2015	42,000	42,211
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	37,000	38,115
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	4.250%	01/17/2023	63,000	63,768
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	2.500%	06/15/2019	27,000	26,723

					687,432

INFORMATION TECHNOLOGY – 0.9%
Harris Corp. (Communications Equip.)		3.832%	04/27/2025	20,000	19,412
Harris Corp. (Communications Equip.)		5.054%	04/27/2045	26,000	24,684
Seagate HDD Cayman (Computers & Peripherals)	(b)	4.750%	01/01/2025	196,000	194,737
Seagate HDD Cayman (Computers & Peripherals)		4.750%	06/01/2023	28,000	28,497
Seagate HDD Cayman (Computers & Peripherals)	(b)	5.750%	12/01/2034	55,000	54,008
Seagate HDD Cayman (Computers & Peripherals)	(b)	4.875%	06/01/2027	51,000	49,492
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3.750%	09/01/2016	24,000	24,600
Molex Electronic Technologies, LLC (Electronic Equip., Instr. & Comp.)	(b)	2.878%	04/15/2020	22,000	21,644
Molex Electronic Technologies, LLC (Electronic Equip., Instr. & Comp.)	(b)	3.900%	04/15/2025	72,000	69,659
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	42,000	41,997
Fidelity National Information Services, Inc. (IT Svs.)		5.000%	03/15/2022	9,000	9,498
Fiserv, Inc. (IT Svs.)		3.125%	10/01/2015	32,000	32,170
Autodesk, Inc. (Software)		3.600%	12/15/2022	33,000	32,786
Cadence Design Systems, Inc. (Software)		4.375%	10/15/2024	76,000	76,137

					679,321

MATERIALS – 1.0%
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	52,000	51,870
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	63,000	62,705
Ashland, Inc. (Chemicals)		3.875%	04/15/2018	28,000	28,770
Ashland, Inc. (Chemicals)		6.875%	05/15/2043	45,000	45,675
LyondellBasell Industries NV (Chemicals)		4.625%	02/26/2055	78,000	68,420
Rockwood Specialties Group, Inc. (Chemicals)		4.625%	10/15/2020	87,000	90,589
Hanson Ltd. (Construction Materials)		6.125%	08/15/2016	34,000	35,411
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	07/02/2024	27,000	27,295
Vulcan Materials Co. (Construction Materials)		7.000%	06/15/2018	40,000	45,200
Vulcan Materials Co. (Construction Materials)		7.500%	06/15/2021	18,000	20,700
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	89,000	88,777
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	60,000	58,953
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	54,000	54,597
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	83,000	82,060

					761,022

TELECOMMUNICATION SERVICES – 0.1%
Sprint Corp. (Wireless Telecom. Svs.)		7.250%	09/15/2021	59,000	58,078

UTILITIES – 0.1%
IPALCO Enterprises, Inc. (Electric Utilities)		5.000%	05/01/2018	34,000	35,870

Total Corporate Bonds (Cost $8,789,806)					$8,605,215

Preferred Stocks – 0.5%			Rate	Quantity	Value
FINANCIALS – 0.5%
Zions Bancorporation (Banks)	(e)		5.800%	38,000	$36,148
Charles Schwab Corp. Series A / The (Capital Markets)	(e)		7.000%	59,000	68,497
Ally Financial, Inc. (Consumer Finance)	(b)		7.000%	45	45,696
General Electric Capital Corp. (Diversified Financial Svs.)	(e)		7.125%	100,000	115,375
General Electric Capital Corp. (Diversified Financial Svs.)	(e)		6.250%	100,000	109,375
General Electric Capital Corp. (Diversified Financial Svs.)			4.700%	239	5,808

					380,899

HEALTH CARE – 0.0%
Allergan PLC (Pharmaceuticals)			5.500%	11	11,468

Total Preferred Stocks (Cost $393,649)					$392,367

104	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

Trust Preferred Securities – 0.2%			Rate	Quantity	Value
FINANCIALS – 0.2%
Citigroup Capital XIII (Banks)	(e)		7.875%	1,600	$41,536
Goldman Sachs Capital I (Capital Markets)			6.345%	99,000	114,516
Morgan Stanley Capital Trust III (Capital Markets)			6.250%	323	8,246
Morgan Stanley Capital Trust IV (Capital Markets)			6.250%	73	1,857
Morgan Stanley Capital Trust V (Capital Markets)			5.750%	23	581
Morgan Stanley Capital Trust VIII (Capital Markets)			6.450%	13	330

Total Trust Preferred Securities (Cost $170,357)					$167,066

Preferred Stock Depository Receipts – 0.5%			Rate	Shares	Value
FINANCIALS – 0.5%
Bank of America Corp. (Banks)	(f)		8.000%	59,000	$62,245
Citigroup, Inc. (Banks)	(f)		5.800%	22,000	22,055
Wells Fargo & Co. (Banks)	(h)		6.625%	2,500	69,000
Morgan Stanley (Capital Markets)	(f)		5.550%	45,000	44,674
Morgan Stanley (Capital Markets)	(h)		7.125%	1,650	46,117
Morgan Stanley (Capital Markets)	(h)		6.875%	1,200	32,016
Discover Financial Services (Consumer Finance)	(g)		6.500%	2,625	66,859

Total Preferred Stock Depository Receipts (Cost $346,884)					$342,966

Master Limited Partnerships – 2.8%				Shares	Value
ENERGY – 1.0%
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)				25,188	$752,869

FINANCIALS – 1.8%
Blackstone Group LP / The (Capital Markets)				32,995	1,348,506

Total Master Limited Partnerships (Cost $2,020,401)					$2,101,375

Asset-Backed / Mortgage-Backed Securities – 1.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.8%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2	(b)	4.277%	09/05/2044	$7,000	$7,089
CKE Restaurant Holdings, Inc. 2013-1A A2	(b)	4.474%	03/20/2043	48,313	49,021
DB Master Finance LLC 2015-1A A2I	(b)	3.262%	02/20/2045	49,875	50,034
Hilton U.S.A. Trust 2013-HLT EFX	(b)	5.609%	11/05/2030	150,000	151,949
Hilton U.S.A. Trust 2013-HLT DFX	(b)	4.407%	11/05/2030	250,000	252,036
Wendys Funding LLC 2015-1A A2I	(b)	3.371%	06/15/2045	85,000	84,793

					594,922

FINANCIALS – 0.8%
AmeriCredit Automobile Receivables Trust 2012-4 D		2.680%	10/09/2018	100,000	101,850
AmeriCredit Automobile Receivables Trust 2012-4 E	(b)	3.820%	02/10/2020	145,000	148,646
AmeriCredit Automobile Receivables Trust 2015-2 D		3.000%	06/08/2021	20,000	20,020
Banc of America Commercial Mortgage Trust 2006-6 AJ		5.421%	10/10/2045	120,000	123,630
COMM 2007-C9 Mortgage Trust AJ		5.650%	12/10/2049	10,000	10,447
GCCFC Commercial Mortgage Trust 2007-GG11 AM		5.867%	12/10/2049	50,000	53,624
GAHR Commericial Mortgage Trust 2015-NRF DFX	(b)	3.495%	12/15/2019	10,000	9,789
LB-UBS Commercial Mortgage Trust 2007-C2 AM		5.493%	02/15/2040	10,000	10,488
Santander Drive Auto Receivables Trust 2015-1 D		3.240%	04/15/2021	16,000	16,080
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AM		5.383%	12/15/2043	57,681	60,607
Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AJ		5.660%	04/15/2047	40,000	41,022
Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ		6.150%	02/15/2051	25,621	26,484

					622,687

Total Asset-Backed / Mortgage-Backed Securities (Cost $1,227,895)					$1,217,609

U.S. Treasury Obligations – 15.5%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.375%	05/31/2016	$118,000	$118,074
U.S. Treasury Note		0.500%	06/30/2016	861,000	862,278
U.S. Treasury Note		0.625%	07/15/2016	1,066,000	1,068,748
U.S. Treasury Note		0.625%	12/31/2016	772,000	773,327
U.S. Treasury Note		0.500%	01/31/2017	845,000	844,406
U.S. Treasury Note		0.875%	02/28/2017	4,000	4,020
U.S. Treasury Note		0.500%	04/30/2017	350,000	349,289
U.S. Treasury Note		0.625%	05/31/2017	59,000	58,968
U.S. Treasury Note		0.875%	07/15/2017	8,000	8,031
U.S. Treasury Note		1.000%	09/15/2017	1,000	1,006
U.S. Treasury Note		0.875%	10/15/2017	2,000	2,004

105	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

U.S. Treasury Obligations (Continued)		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.000%	12/15/2017	$354,000	$355,327
U.S. Treasury Note		0.875%	01/31/2018	6,000	5,999
U.S. Treasury Note		1.375%	07/31/2018	316,000	318,962
U.S. Treasury Note		1.500%	08/31/2018	374,000	378,617
U.S. Treasury Note		1.375%	09/30/2018	1,247,000	1,256,450
U.S. Treasury Note		1.250%	10/31/2018	246,000	246,673
U.S. Treasury Note		1.625%	07/31/2019	213,000	214,697
U.S. Treasury Note		1.750%	09/30/2019	190,000	192,123
U.S. Treasury Note		1.500%	10/31/2019	282,000	281,912
U.S. Treasury Note		1.500%	11/30/2019	344,000	343,785
U.S. Treasury Note		1.625%	12/31/2019	292,000	292,935
U.S. Treasury Note		1.375%	03/31/2020	8,000	7,915
U.S. Treasury Note		2.125%	09/30/2021	153,000	154,386
U.S. Treasury Note		2.125%	12/31/2021	215,000	216,478
U.S. Treasury Note		1.750%	05/15/2023	65,000	62,806
U.S. Treasury Note		2.500%	08/15/2023	242,000	246,935
U.S. Treasury Note		2.750%	11/15/2023	336,000	348,889
U.S. Treasury Note		2.500%	05/15/2024	174,000	176,746
U.S. Treasury Note		2.375%	08/15/2024	44,000	44,172
U.S. Treasury Note	(j)	2.250%	11/15/2024	1,425,000	1,413,868
U.S. Treasury Note		2.000%	02/15/2025	31,000	30,075
U.S. Treasury Note		2.125%	05/15/2025	361,000	353,864
U.S. Treasury Note		3.750%	11/15/2043	225,000	251,894
U.S. Treasury Note		3.625%	02/15/2044	50,000	54,727
U.S. Treasury Note		3.375%	05/15/2044	43,000	44,952
U.S. Treasury Note		3.000%	05/15/2045	184,000	179,457

Total U.S. Treasury Obligations (Cost $11,602,741)					$11,564,795

U.S. Government Agency Mortgage-Backed Securities – 6.2%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool		4.000%	06/01/2029	$7,463	$8,024
Fannie Mae Pool		4.000%	09/01/2029	253,778	272,844
Fannie Mae Pool		3.500%	10/01/2029	29,326	30,884
Fannie Mae Pool		4.000%	04/01/2034	23,428	25,250
Fannie Mae Pool		5.500%	04/01/2040	335,893	378,725
Fannie Mae Pool		5.500%	05/01/2041	8,425	9,455
Fannie Mae Pool		5.500%	07/01/2041	46,221	51,903
Fannie Mae Pool		4.000%	06/01/2042	16,664	17,759
Fannie Mae Pool		3.500%	07/01/2042	39,729	41,047
Fannie Mae Pool		4.000%	07/01/2042	127,995	136,393
Fannie Mae Pool		4.000%	08/01/2042	7,613	8,113
Fannie Mae Pool		4.000%	09/01/2042	9,348	9,965
Fannie Mae Pool		4.000%	12/01/2042	6,485	6,926
Fannie Mae Pool		3.500%	01/01/2043	44,074	45,404
Fannie Mae Pool		3.500%	02/01/2043	68,506	70,576
Fannie Mae Pool		3.500%	02/01/2043	43,575	44,889
Fannie Mae Pool		4.500%	03/01/2043	214,154	235,300
Fannie Mae Pool		4.000%	08/01/2043	23,423	24,969
Fannie Mae Pool		3.500%	04/01/2044	7,320	7,562
Fannie Mae Pool		3.500%	05/01/2044	52,501	54,342
Fannie Mae Pool		4.500%	05/01/2044	331,415	365,107
Fannie Mae Pool		4.000%	06/01/2044	179,767	191,610
Fannie Mae Pool		4.000%	07/01/2044	53,003	56,739
Fannie Mae Pool		5.000%	07/01/2044	258,560	291,893
Fannie Mae Pool		4.000%	08/01/2044	33,425	35,782
Fannie Mae Pool		4.500%	08/01/2044	77,994	85,933
Fannie Mae Pool		4.500%	10/01/2044	49,446	54,392
Fannie Mae Pool		4.500%	10/01/2044	58,986	64,995
Fannie Mae Pool		3.500%	02/01/2045	54,570	56,212
Fannie Mae Pool		4.500%	03/01/2045	90,706	99,778
Fannie Mae Pool		4.500%	05/01/2045	170,841	188,957
Freddie Mac Gold Pool		3.500%	07/01/2029	89,187	93,965
Freddie Mac Gold Pool		3.500%	09/01/2029	382,337	402,882
Freddie Mac Gold Pool		5.500%	08/01/2041	153,311	176,032
Freddie Mac Gold Pool		3.500%	02/01/2044	19,965	20,567
Freddie Mac Gold Pool		4.000%	08/01/2044	92,678	98,861
Ginnie Mae I Pool		5.000%	01/15/2040	294,428	326,840
Ginnie Mae I Pool		5.000%	05/15/2040	130,453	146,982
Ginnie Mae I Pool		5.000%	06/15/2044	44,540	50,477

106	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Ginnie Mae I Pool		5.000%	06/15/2044	$89,879	$101,763
Ginnie Mae I Pool		4.000%	04/15/2045	162,496	175,621
Ginnie Mae II Pool		5.500%	11/20/2037	6,451	7,220
Ginnie Mae II Pool		5.500%	05/20/2042	9,399	10,700

Total U.S. Government Agency Mortgage-Backed Securities (Cost $4,584,651)					$4,583,638

Purchased Options – 5.6%				Contracts (i)	Value
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $195.00				99	$139,986
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $200.00				152	242,972
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $205.00				116	207,988
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $210.00				140	285,530
SPDR S&P 500 ETF Trust Put Option Expiration: December 2016, Exercise Price: $215.00				155	349,370
SPDR S&P 500 ETF Trust Put Option Expiration: December 2017, Exercise Price: $205.00				134	328,702
SPDR S&P 500 ETF Trust Put Option Expiration: December 2017, Exercise Price: $210.00				190	509,010
SPDR S&P 500 ETF Trust Put Option Expiration: December 2017, Exercise Price: $215.00				40	117,380
SPDR S&P 500 ETF Trust Put Option Expiration: December 2017, Exercise Price: $220.00				20	62,820
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $190.00				51	130,050
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $195.00				94	208,022
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $200.00				152	288,648
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $205.00				116	185,716
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $210.00				140	185,500
SPDR S&P 500 ETF Trust Call Option Expiration: December 2016, Exercise Price: $215.00				155	166,005
SPDR S&P 500 ETF Trust Call Option Expiration: December 2017, Exercise Price: $205.00				134	294,398
SPDR S&P 500 ETF Trust Call Option Expiration: December 2017, Exercise Price: $210.00				190	368,600
SPDR S&P 500 ETF Trust Call Option Expiration: December 2017, Exercise Price: $215.00				40	67,820
SPDR S&P 500 ETF Trust Call Option Expiration: December 2017, Exercise Price: $220.00				40	58,800

Total Purchased Options (Cost $4,634,119)					$4,197,317

Money Market Funds – 14.6%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				6,000,000	$6,000,000
Short-Term Investments Trust – STIC Prime Portfolio				4,879,000	4,879,000

Total Money Market Funds (Cost $10,879,000)					$10,879,000

Total Investments – 101.6% (Cost $76,252,467)	(k)				$75,878,641
Liabilities in Excess of Other Assets – (1.6)%	(l)				(1,204,405)

Net Assets – 100.0%					$74,674,236

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2015, the value of these securities totaled $3,063,239, or 4.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $691,961, or 0.9% of the Portfolio’s net

107	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2015 (Unaudited)

assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2015.

(e)	Security is a variable rate preferred stock or trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2015.

(f)	Security is a depository receipt in which each share represents a 1/25th interest in a share of the corresponding perpetual non-cumulative variable rate preferred stock. The dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2015.

(g)	Security is a depository receipt in which each share represents a 1/40th interest in a share of the corresponding perpetual non-cumulative fixed rate preferred stock.

(h)	Security is a depository receipt in which each share represents a 1/1,000th interest in a share of the corresponding perpetual non-cumulative variable rate preferred stock. The dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2015.

(i)	100 shares per contract.

(j)	Security is fully or partially pledged as collateral for futures contracts outstanding at June 30, 2015.

(k)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(l)	Includes $196,095 of cash pledged as collateral for the following futures contracts outstanding at June 30, 2015:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	S&P 500 E-mini	September 18, 2015	113	$11,607,360	$11,783,380	$(176,020)	$—
Long	10-Year U.S. Treasury Note	September 21, 2015	313	$39,491,797	$39,738,083	$(246,286)	$—

						$(422,306)	$—

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2015 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Assets:
Investments in securities, at value*	$520,127,213	$141,496,772	$156,797,862	$50,499,822	$173,980,700	$447,830,388	$87,393,899	$46,511,773
Cash	955	55,946,701	277	2,424	1,541,689	23	—	253
Foreign currencies, at value**	—	—	—	—	1,343	—	281	—
Receivable for securities sold	1,645,657	—	—	456,775	633,363	6,681,686	334,688	133,504
Due from adviser	—	29,024	—	—	—	—	—	—
Receivable for fund shares sold	93,497	994,787	1,124,954	45,431	685,830	425,173	175,247	63,736
Dividends and accrued interest receivable	487,687	1,552	1,542,536	160,039	132,721	323,910	92,021	13,942
Foreign tax reclaim receivable	13,620	—	—	—	176,556	26,908	25,940	4,102
Variation margin receivable on futures contracts	—	—	—	—	144,205	—	—	—
Prepaid expenses and other assets	4,621	1,451	1,193	302	1,280	4,710	525	298

Total assets	522,373,250	198,470,287	159,466,822	51,164,793	177,297,687	455,292,798	88,022,601	46,727,608

Liabilities:
Payable for securities purchased	5,479,112	—	—	461,274	326,305	10,806,565	852,349	—
Payable for fund shares redeemed	1,954,157	1,216,712	141,084	71,851	35,562	753,296	24,952	40,589
Payable for investment management services	329,908	40,249	73,580	25,283	122,481	280,440	71,459	30,884
Accrued custody expense	3,336	1,702	1,136	1,317	40,511	3,596	26,844	849
Accrued professional fees	6,441	7,849	6,960	6,554	7,212	6,440	6,737	6,573
Accrued accounting fees	15,790	6,725	8,702	4,659	15,293	13,911	8,079	2,279
Accrued printing and filing fees	14,612	6,240	4,645	1,517	5,441	12,112	2,541	1,574
Withholding tax payable	—	—	—	—	44,063	—	5,969	314
Unrealized depreciation on foreign currency contracts	—	—	—	—	271,805	—	335,828	—

Total liabilities	7,803,356	1,279,477	236,107	572,455	868,673	11,876,360	1,334,758	83,062

Net assets	$514,569,894	$197,190,810	$159,230,715	$50,592,338	$176,429,014	$443,416,438	$86,687,843	$46,644,546

Net assets consist of:
Par value, $1 per share	$15,273,671	$19,719,094	$10,235,537	$2,003,329	$13,299,206	$12,601,440	$2,773,922	$3,173,759
Paid-in capital in excess of par value	477,408,609	177,471,716	147,824,994	37,866,369	209,716,356	355,805,519	61,819,956	25,020,384
Accumulated net realized gain (loss) on investments	(21,852,110)	—	(8,856,516)	8,865,605	(67,520,598)	45,458,526	4,416,617	11,488,957
Net unrealized appreciation (depreciation) on:
Investments	41,695,212	—	2,168,510	1,533,953	15,763,192	27,433,382	17,564,195	6,974,784
Foreign currency contracts	—	—	—	—	(271,805)	—	(335,828)	—
Futures contracts	—	—	—	—	(722,349)	—	—	—
Other foreign currency related transactions	—	—	—	—	(9,005)	(2,160)	(4,560)	(55)
Undistributed net investment income (loss)	2,044,512	—	7,858,190	323,082	6,174,017	2,119,731	453,541	(13,283)

Net assets	$514,569,894	$197,190,810	$159,230,715	$50,592,338	$176,429,014	$443,416,438	$86,687,843	$46,644,546

* Investments in securities, at cost	$478,432,001	$141,496,772	$154,629,352	$48,965,869	$158,217,508	$420,397,006	$69,829,704	$39,536,989

** Foreign currencies, at cost	$—	$—	$—	$—	$983	$—	$390	$—

Shares outstanding	15,273,671	19,719,094	10,235,537	2,003,329	13,299,206	12,601,440	2,773,922	3,173,759

Authorized Fund shares allocated to Portfolio	25,000,000	55,000,000	30,000,000	10,000,000	30,000,000	25,000,000	7,000,000	7,000,000

Net asset value per share	$33.69	$10.00	$15.56	$25.25	$13.27	$35.19	$31.25	$14.70

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2015 (Unaudited)

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Assets:
Investments in securities, at value*	$226,897,571	$89,614,852	$408,241,148	$328,266,868	$222,857,887	$75,892,389	$129,508,627	$231,404,890
Cash	10,287	408	1,666,703	576	164	824	776,480	14,716
Receivable for securities sold	575,213	772,665	64,749	—	75,540	617,970	—	8,609,342
Receivable for fund shares sold	61,301	8,724	195,331	2,352,421	44,167	32,872	29,556	28,509
Dividends and accrued interest receivable	43,426	29,802	527,659	1,976,162	3,664,638	14,292	59,261	262,336
Foreign tax reclaim receivable	2,081	—	3,263	66,468	—	—	—	—
Prepaid expenses and other assets	1,913	621	2,862	2,391	1,716	540	912	1,702

Total assets	227,591,792	90,427,072	410,701,715	332,664,886	226,644,112	76,558,887	130,374,836	240,321,495

Liabilities:
Payable for securities purchased	1,361,932	1,514,295	675,139	2,693,912	919,502	392,770	453,990	2,437,161
Payable for fund shares redeemed	2,604,015	30,052	133,455	64,509	790,770	47,007	368,103	5,266,730
Payable for investment management services	146,439	63,149	121,078	195,468	131,009	56,943	42,006	147,537
Accrued custody expense	3,107	1,428	5,660	3,655	1,909	930	1,331	2,337
Accrued professional fees	6,440	6,760	7,468	10,652	8,379	10,793	6,686	7,444
Accrued accounting fees	7,864	3,843	16,573	10,815	22,636	3,721	5,245	7,682
Accrued printing and filing fees	6,681	2,811	10,927	11,004	8,654	2,540	3,849	8,007
Withholding tax payable	—	—	704	76,399	—	—	—	—

Total liabilities	4,136,478	1,622,338	971,004	3,066,414	1,882,859	514,704	881,210	7,876,898

Net assets	$223,455,314	$88,804,734	$409,730,711	$329,598,472	$224,761,253	$76,044,183	$129,493,626	$232,444,597

Net assets consist of:
Par value, $1 per share	$8,260,901	$2,766,694	$18,493,864	$23,770,147	$13,462,036	$1,728,144	$11,430,365	$10,508,369
Paid-in capital in excess of par value	161,697,280	69,005,121	243,129,488	237,496,728	183,286,058	45,670,289	60,978,140	141,736,001
Accumulated net realized gain on investments	22,164,846	3,415,302	5,999,777	43,080,112	7,268,678	10,789,322	5,725,153	68,187,657
Net unrealized appreciation (depreciation) on:
Investments	31,526,265	13,744,454	137,852,186	16,479,087	(2,474,214)	18,104,103	50,683,763	11,209,150
Foreign currency related transactions	42	—	—	(3,794)	—	—	—	—
Undistributed net investment income (loss)	(194,020)	(126,837)	4,255,396	8,776,192	23,218,695	(247,675)	676,205	803,420

Net assets	$223,455,314	$88,804,734	$409,730,711	$329,598,472	$224,761,253	$76,044,183	$129,493,626	$232,444,597

* Investments in securities, at cost	$195,371,306	$75,870,398	$270,388,962	$311,787,781	$225,332,101	$57,788,286	$78,824,864	$220,195,740

Shares outstanding	8,260,901	2,766,694	18,493,864	23,770,147	13,462,036	1,728,144	11,430,365	10,508,369

Authorized Fund shares allocated to Portfolio	15,000,000	6,000,000	35,000,000	65,000,000	35,000,000	5,000,000	25,000,000	40,000,000

Net asset value per share	$27.05	$32.10	$22.15	$13.87	$16.70	$44.00	$11.33	$22.12

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2015 (Unaudited)

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Assets:
Investments in securities, at value*	$182,211,960	$889,226,145	$52,626,583	$123,656,472	$75,878,641
Cash	391	382,029	72	7,627	282,020
Receivable for securities sold	6,189,058	10,398,676	—	2,814,843	133,926
Receivable for fund shares sold	45,761	527,020	36,165	5,144	359,716
Dividends and accrued interest receivable	42,432	3,669,707	133,581	120,910	170,081
Foreign tax reclaim receivable	—	—	4,284	—	—
Prepaid expenses and other assets	1,345	8,729	396	910	332

Total assets	188,490,947	904,212,306	52,801,081	126,605,906	76,824,716

Liabilities:
Options written, at value**	—	115,150	—	—	—
Payable for securities purchased	4,869,337	19,700,211	—	955,481	2,050,688
Payable for fund shares redeemed	2,933,494	2,514,286	49,537	1,303,081	10,737
Payable for investment management services	122,271	429,356	26,596	81,949	52,604
Accrued custody expense	3,561	5,689	2,775	1,523	6,203
Accrued professional fees	7,207	6,441	8,595	6,966	13,929
Accrued accounting fees	6,091	27,363	3,352	4,640	13,725
Accrued printing and filing fees	6,663	22,635	1,822	5,001	2,594
Withholding tax payable	—	—	14,813	—	—

Total liabilities	7,948,624	22,821,131	107,490	2,358,641	2,150,480

Net assets	$180,542,323	$881,391,175	$52,693,591	$124,247,265	$74,674,236

Net assets consist of:
Par value, $1 per share	$7,963,790	$45,176,209	$3,562,918	$7,147,373	$6,938,332
Paid-in capital in excess of par value	122,559,958	769,898,750	49,513,494	77,081,014	66,677,792
Accumulated net realized gain (loss) on investments	39,618,481	25,281,829	(3,795,660)	30,661,622	1,608,992
Net unrealized appreciation (depreciation) on:
Investments	10,887,272	33,563,854	2,835,590	9,005,646	(373,826)
Futures contracts	—	—	—	—	(422,306)
Written options	—	304,381	—	—	—
Undistributed net investment income (loss)	(487,178)	7,166,152	577,249	351,610	245,252

Net assets	$180,542,323	$881,391,175	$52,693,591	$124,247,265	$74,674,236

* Investments in securities, at cost	$171,324,688	$855,662,291	$49,790,993	$114,650,826	$76,252,467

** Premiums received on options written	$—	$419,531	$—	$—	$—

Shares outstanding	7,963,790	45,176,209	3,562,918	7,147,373	6,938,332

Authorized Fund shares allocated to Portfolio	30,000,000	55,000,000	10,000,000	25,000,000	15,000,000

Net asset value per share	$22.67	$19.51	$14.79	$17.38	$10.76

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2015 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Investment income:
Interest	$—	$45,496	$3,315,244	$195,119	$—	$—	$—	$190
Dividends, net of taxes withheld*	3,742,303	7,407	951	237,039	2,807,093	3,870,026	727,603	181,897

Total investment income	3,742,303	52,903	3,316,195	432,158	2,807,093	3,870,026	727,603	182,087

Expenses:
Management fees	1,969,233	270,420	456,811	129,113	739,600	1,686,218	384,900	169,210
Custodian fees	9,991	5,113	3,323	3,973	82,829	10,802	49,841	3,147
Directors’ fees	27,200	10,238	8,507	2,421	9,540	23,681	4,172	2,274
Professional fees	10,669	10,091	8,856	7,218	9,281	9,481	7,745	7,232
Accounting fees	43,663	22,244	27,191	13,889	31,880	38,280	15,733	7,020
Printing and filing fees	14,953	7,371	4,937	1,744	5,609	12,184	2,804	1,601
Compliance expense	4,381	4,381	4,381	4,381	4,381	4,381	4,381	4,381
Other	3,734	1,602	1,140	500	3,972	2,733	983	505

Total expenses	2,083,824	331,460	515,146	163,239	887,092	1,787,760	470,559	195,370

Less expenses reduced or reimbursed by adviser	—	(278,557)	—	—	—	—	—	—

Net expenses	2,083,824	52,903	515,146	163,239	887,092	1,787,760	470,559	195,370

Net investment income (loss)	1,658,479	—	2,801,049	268,919	1,920,001	2,082,266	257,044	(13,283)

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	26,293,793	—	1,201,148	2,822,628	(5,960,930)	25,605,992	3,233,983	3,385,831
Futures contracts	—	—	—	—	809,872	—	—	—
Foreign currency contracts	—	—	—	—	3,738,359	—	584,647	—
Other foreign currency related transactions	—	—	—	—	136,523	(13,967)	(59,906)	130
Change in unrealized appreciation/depreciation on:
Investments	(23,903,318)	—	(4,994,203)	(1,443,481)	11,344,109	(9,479,167)	5,996,437	(599,867)
Futures contracts	—	—	—	—	(677,047)	—	—	—
Foreign currency contracts	—	—	—	—	(1,496,303)	—	(335,973)	—
Other foreign currency related transactions	—	—	—	—	38,182	(1,023)	(788)	177

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	2,390,475	—	(3,793,055)	1,379,147	7,932,765	16,111,835	9,418,400	2,786,271

Change in net assets from operations	$4,048,954	$—	$(992,006)	$1,648,066	$9,852,766	$18,194,101	$9,675,444	$2,772,988

* Taxes withheld	$—	$—	$—	$—	$469,067	$164,918	$66,671	$3,407

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2015 (Unaudited)

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Investment income:
Interest	$446	$—	$—	$—	$7,366,814	$—	$—	$—
Dividends, net of taxes withheld*	759,109	283,208	4,208,189	7,239,485	2,828	123,406	813,628	1,649,395

Total investment income	759,555	283,208	4,208,189	7,239,485	7,369,642	123,406	813,628	1,649,395

Expenses:
Management fees	851,592	372,686	718,015	1,199,047	795,897	338,273	248,145	875,733
Custodian fees	10,320	4,484	16,864	14,790	5,690	2,651	4,527	7,114
Directors’ fees	11,511	4,625	21,457	17,344	11,934	3,972	6,784	12,515
Professional fees	8,425	7,884	11,677	13,129	10,955	11,792	8,214	10,073
Accounting fees	22,883	11,839	50,340	35,329	70,031	11,857	15,850	24,478
Printing and filing fees	6,987	3,030	11,126	11,025	8,724	2,548	3,906	8,197
Compliance expense	4,381	4,381	4,381	4,381	4,381	4,381	4,381	4,381
Other	1,656	1,116	4,612	5,169	2,036	997	1,429	3,077

Total expenses	917,755	410,045	838,472	1,300,214	909,648	376,471	293,236	945,568

Net investment income (loss)	(158,200)	(126,837)	3,369,717	5,939,271	6,459,994	(253,065)	520,392	703,827

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	7,305,396	4,417,400	4,389,702	5,883,740	(956,361)	2,303,808	2,043,729	24,592,630
Foreign currency related transactions	(84)	—	—	(54,130)	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	9,384,962	(2,637,709)	(3,569,532)	(12,856,890)	(288,789)	3,328,376	2,551,923	(10,210,247)
Foreign currency related transactions	42	—	—	10,558	—	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	16,690,316	1,779,691	820,170	(7,016,722)	(1,245,150)	5,632,184	4,595,652	14,382,383

Change in net assets from operations	$16,532,116	$1,652,854	$4,189,887	$(1,077,451)	$5,214,844	$5,379,119	$5,116,044	$15,086,210

* Taxes withheld	$7,800	$—	$318	$229,152	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2015 (Unaudited)

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Investment income:
Interest	$—	$4,426,925	$—	$—	$229,942
Dividends, net of taxes withheld**	304,690	4,041,726	690,067	833,374	258,749

Total investment income	304,690	8,468,651	690,067	833,374	488,691

Expenses:
Management fees	730,063	2,530,707	164,536	491,308	239,727
Custodian fees	9,823	17,047	16,964	4,621	21,756
Directors’ fees	9,649	45,191	2,871	6,682	2,992
Professional fees	9,313	12,207	11,226	8,486	14,695
Accounting fees	19,777	74,815	10,432	14,688	37,969
Printing and filing fees	6,697	22,960	1,821	4,991	2,903
Compliance expense	4,381	4,381	4,381	4,381	4,380
Other	2,165	5,546	715	1,641	437

Total expenses	791,868	2,712,854	212,946	536,798	324,859

Less expenses reduced or reimbursed by adviser	—	—	—	—	—

Net expenses	791,868	2,712,854	212,946	536,798	324,859

Net investment income (loss)	(487,178)	5,755,797	477,121	296,576	163,832

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	19,511,620	9,731,129	2,655,266	10,927,788	(22,137)
Futures contracts	—	—	—	—	463,685
Foreign currency related transactions	—	—	—	—	125
Written options	—	2,781,568	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(124,617)	5,916,741	(1,921,742)	(4,184,925)	(1,170,465)
Futures contracts	—	—	—	—	(565,292)
Foreign currency related transactions	—	—	—	—	—
Written options	—	(104,907)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	19,387,003	18,324,531	733,524	6,742,863	(1,294,084)

Change in net assets from operations	$18,899,825	$24,080,328	$1,210,645	$7,039,439	$(1,130,252)

* Taxes withheld	$—	$12,902	$39,734	$—	$868

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income	$1,658,479	$2,046,357	$—	$—	$2,801,049	$5,057,141	$268,919	$395,534
Net realized gain on investments and foreign currency related transactions	26,293,793	33,346,801	—	—	1,201,148	1,319,586	2,822,628	6,306,647
Change in unrealized appreciation/depreciation on investments	(23,903,318)	6,063,115	—	—	(4,994,203)	2,254,423	(1,443,481)	(2,442,237)

Change in net assets from operations	4,048,954	41,456,273	—	—	(992,006)	8,631,150	1,648,066	4,259,944

Distributions to shareholders:
Distributions from net investment income	—	(1,660,324)	—	—	—	—	—	(341,371)

Capital transactions:
Received from shares sold	33,562,867	315,246,386	64,944,891	192,184,015	22,549,121	46,735,844	16,846,602	2,915,916
Received from dividends reinvested	—	1,660,324	—	—	—	—	—	341,371
Paid for shares redeemed	(41,777,343)	(59,401,285)	(69,766,768)	(251,269,999)	(20,990,226)	(48,280,931)	(5,098,912)	(7,867,809)

Change in net assets from capital transactions	(8,214,476)	257,505,425	(4,821,877)	(59,085,984)	1,558,895	(1,545,087)	11,747,690	(4,610,522)

Change in net assets	(4,165,522)	297,301,374	(4,821,877)	(59,085,984)	566,889	7,086,063	13,395,756	(691,949)
Net assets:
Beginning of period	518,735,416	221,434,042	202,012,687	261,098,671	158,663,826	151,577,763	37,196,582	37,888,531

End of period	$514,569,894	$518,735,416	$197,190,810	$202,012,687	$159,230,715	$158,663,826	$50,592,338	$37,196,582

Undistributed net investment income	$2,044,512	$386,033	$—	$—	$7,858,190	$5,057,141	$323,082	$54,163

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		International Small-Mid Company Portfolio		Aggressive Growth Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$1,920,001	$2,572,757	$2,082,266	$1,213,441	$257,044	$277,179	$(13,283)	$(87,987)
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(1,276,176)	19,582,968	25,592,025	20,173,243	3,758,724	5,598,075	3,385,961	8,194,676
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	9,208,941	(39,577,450)	(9,480,190)	(1,239,649)	5,659,676	(12,565,288)	(599,690)	(4,579,372)

Change in net assets from operations	9,852,766	(17,421,725)	18,194,101	20,147,035	9,675,444	(6,690,034)	2,772,988	3,527,317

Distributions to shareholders:
Distributions from net investment income	—	—	—	(1,165,844)	—	—	—	—

Capital transactions:
Received from shares sold	10,621,673	30,187,407	13,387,515	331,391,049	18,998,869	13,115,148	9,514,968	7,560,703
Received from dividends reinvested	—	—	—	1,165,844	—	—	—	—
Paid for shares redeemed	(18,415,817)	(27,822,330)	(37,579,225)	(40,131,679)	(9,540,836)	(15,853,656)	(5,568,679)	(10,565,748)

Change in net assets from capital transactions	(7,794,144)	2,365,077	(24,191,710)	292,425,214	9,458,033	(2,738,508)	3,946,289	(3,005,045)

Change in net assets	2,058,622	(15,056,648)	(5,997,609)	311,406,405	19,133,477	(9,428,542)	6,719,277	522,272
Net assets:
Beginning of period	174,370,392	189,427,040	449,414,047	138,007,642	67,554,366	76,982,908	39,925,269	39,402,997

End of period	$176,429,014	$174,370,392	$443,416,438	$449,414,047	$86,687,843	$67,554,366	$46,644,546	$39,925,269

Undistributed net investment income (loss)	$6,174,017	$4,254,016	$2,119,731	$37,465	$453,541	$196,497	$(13,283)	$—

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(158,200)	$(394,361)	$(126,837)	$(151,221)	$3,369,717	$5,637,059	$5,939,271	$20,943,847
Net realized gain on investments and foreign currency related transactions	7,305,312	15,523,432	4,417,400	15,149,638	4,389,702	3,675,264	5,829,610	36,941,062
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	9,385,004	7,521,125	(2,637,709)	(5,886,389)	(3,569,532)	33,949,693	(12,846,332)	(11,438,100)

Change in net assets from operations	16,532,116	22,650,196	1,652,854	9,112,028	4,189,887	43,262,016	(1,077,451)	46,446,809

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	(4,671,250)	—	(17,815,244)

Capital transactions:
Received from shares sold	21,794,079	130,344,816	8,819,561	14,483,197	55,751,183	111,526,771	24,255,128	42,389,840
Received from dividends reinvested	—	—	—	—	—	4,671,250	—	17,815,244
Paid for shares redeemed	(27,014,801)	(50,387,901)	(8,339,685)	(19,935,180)	(38,414,496)	(81,517,679)	(26,190,110)	(153,890,559)

Change in net assets from capital transactions	(5,220,722)	79,956,915	479,876	(5,451,983)	17,336,687	34,680,342	(1,934,982)	(93,685,475)

Change in net assets	11,311,394	102,607,111	2,132,730	3,660,045	21,526,574	73,271,108	(3,012,433)	(65,053,910)
Net assets:
Beginning of period	212,143,920	109,536,809	86,672,004	83,011,959	388,204,137	314,933,029	332,610,905	397,664,815

End of period	$223,455,314	$212,143,920	$88,804,734	$86,672,004	$409,730,711	$388,204,137	$329,598,472	$332,610,905

Undistributed net investment income (loss)	$(194,020)	$(35,820)	$(126,837)	$—	$4,255,396	$885,679	$8,776,192	$2,817,246

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$6,459,994	$16,751,342	$(253,065)	$(349,357)	$520,392	$1,307,307	$703,827	$994,675
Net realized gain (loss) on investments and foreign currency related transactions	(956,361)	8,225,039	2,303,808	8,907,401	2,043,729	4,311,375	24,592,630	45,974,586
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(288,789)	(16,353,341)	3,328,376	(6,915,894)	2,551,923	12,616,165	(10,210,247)	(16,492,459)

Change in net assets from operations	5,214,844	8,623,040	5,379,119	1,642,150	5,116,044	18,234,847	15,086,210	30,476,802

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	(1,151,494)	—	(895,082)

Capital transactions:
Received from shares sold	13,131,374	45,515,603	5,637,870	16,459,619	24,833,045	43,549,332	10,088,080	17,018,019
Received from dividends reinvested	—	—	—	—	—	1,151,494	—	895,082
Paid for shares redeemed	(23,685,416)	(131,923,035)	(10,463,951)	(23,042,984)	(22,141,532)	(35,945,696)	(24,746,275)	(47,019,709)

Change in net assets from capital transactions	(10,554,042)	(86,407,432)	(4,826,081)	(6,583,365)	2,691,513	8,755,130	(14,658,195)	(29,106,608)

Change in net assets	(5,339,198)	(77,784,392)	553,038	(4,941,215)	7,807,557	25,838,483	428,015	475,112
Net assets:
Beginning of period	230,100,451	307,884,843	75,491,145	80,432,360	121,686,069	95,847,586	232,016,582	231,541,470

End of period	$224,761,253	$230,100,451	$76,044,183	$75,491,145	$129,493,626	$121,686,069	$232,444,597	$232,016,582

Undistributed net investment income (loss)	$23,218,695	$16,758,701	$(247,675)	$5,390	$676,205	$155,813	$803,420	$99,593

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bryton Growth Portfolio		Balanced Portfolio		Target VIP Portfolio		Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six-Month Period Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(487,178)	$(818,246)	$5,755,797	$7,584,554	$477,121	$954,277	$296,576	$425,637
Net realized gain on investments, foreign currency related transactions, and written options	19,511,620	22,063,567	12,512,697	15,476,691	2,655,266	6,802,148	10,927,788	20,039,564
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(124,617)	(9,867,313)	5,811,834	8,993,866	(1,921,742)	(3,839,788)	(4,184,925)	(6,250,848)

Change in net assets from operations	18,899,825	11,378,008	24,080,328	32,055,111	1,210,645	3,916,637	7,039,439	14,214,353

Distributions to shareholders:
Distributions from net investment income	—	—	—	(6,075,617)	—	(854,149)	—	(370,603)

Capital transactions:
Received from shares sold	7,500,740	30,786,203	79,904,371	624,661,369	2,121,420	6,144,750	4,709,837	10,802,580
Received from dividends reinvested	—	—	—	6,075,617	—	854,149	—	370,603
Paid for shares redeemed	(24,944,178)	(43,857,130)	(55,727,163)	(72,643,183)	(5,780,383)	(8,637,548)	(11,555,318)	(23,225,588)

Change in net assets from capital transactions	(17,443,438)	(13,070,927)	24,177,208	558,093,803	(3,658,963)	(1,638,649)	(6,845,481)	(12,052,405)

Change in net assets	1,456,387	(1,692,919)	48,257,536	584,073,297	(2,448,318)	1,423,839	193,958	1,791,345
Net assets:
Beginning of period	179,085,936	180,778,855	833,133,639	249,060,342	55,141,909	53,718,070	124,053,307	122,261,962

End of period	$180,542,323	$179,085,936	$881,391,175	$833,133,639	$52,693,591	$55,141,909	$124,247,265	$124,053,307

Undistributed net investment income (loss)	$(487,178)	$—	$7,166,152	$1,410,355	$577,249	$100,128	$351,610	$55,034

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Risk Managed Balanced Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)	Period from May 1, 2014* to December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income	$163,832	$81,427
Net realized gain on investments, futures contracts, and foreign currency related transactions	441,673	1,167,312
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(1,735,757)	939,625

Change in net assets from operations	(1,130,252)	2,188,364

Capital transactions:
Received from shares sold	48,604,016	54,419,880
Paid for shares redeemed	(6,606,221)	(22,801,551)

Change in net assets from capital transactions	41,997,795	31,618,329

Change in net assets	40,867,543	33,806,693
Net assets:
Beginning of period	33,806,693	—

End of period	$74,674,236	$33,806,693

Undistributed net investment income	$245,252	$81,420

*	Represents date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio						Money Market Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$33.44		$29.41	$21.54	$18.88	$19.72	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.11		0.12	0.27	0.35	0.21	—		—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.14		4.02	7.84	2.61	(0.88)	—		—	—	—	—

Total from operations	0.25		4.14	8.11	2.96	(0.67)	—		—	—	—	—

Distributions:
Distributions from net investment income	—		(0.11)	(0.24)	(0.30)	(0.17)	—		—	—	—	—

Net asset value, end of period	$33.69		$33.44	$29.41	$21.54	$18.88	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	0.75	% (b)	14.07%	37.69%	15.69%	–3.38%	0.00	% (b)	0.00%	0.00%	0.00%	0.00%
Ratios and supplemental data:
Net assets at end of period (in millions)	$514.6		$518.7	$221.4	$186.5	$187.9	$197.2		$202.0	$261.1	$258.6	$286.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.80	% (a)	0.83%	0.87%	0.89%	0.87%	0.05	% (a)	0.04%	0.06%	0.09%	0.11%
Net investment income	0.64	% (a)	0.69%	0.98%	1.55%	1.00%	0.00	% (a)	0.00%	0.00%	0.00%	0.00%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.80	% (a)	0.83%	0.87%	0.89%	0.87%	0.34	% (a)	0.33%	0.34%	0.35%	0.34%
Net investment income (loss)	0.64	% (a)	0.69%	0.98%	1.55%	1.00%	–0.29	% (a)	–0.29%	–0.28%	–0.26%	–0.23%
Portfolio turnover rate	22%		46%	43%	48%	54%	0%		0%	0%	0%	0%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio						Omni Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$15.65		$14.78	$15.07	$14.05	$13.21	$24.15		$21.74	$16.82	$15.21	$16.08
Operations:
Net investment income	0.27		0.50	0.56	0.51	0.48	0.13		0.26	0.24	0.26	0.25
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.36)		0.37	(0.85)	0.51	0.36	0.97		2.37	4.89	1.57	(0.91)

Total from operations	(0.09)		0.87	(0.29)	1.02	0.84	1.10		2.63	5.13	1.83	(0.66)

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.22)	(0.21)	(0.22)	(0.21)

Net asset value, end of period	$15.56		$15.65	$14.78	$15.07	$14.05	$25.25		$24.15	$21.74	$16.82	$15.21

Total return	–0.58	% (b)	5.89%	–1.92%	7.26%	6.36%	4.55	% (b)	12.12%	30.53%	12.04%	–4.12%
Ratios and supplemental data:
Net assets at end of period (in millions)	$159.2		$158.7	$151.6	$172.2	$162.0	$50.6		$37.2	$37.9	$33.2	$34.7
Ratios to average net assets:
Expenses	0.63	% (a)	0.64%	0.66%	0.66%	0.66%	0.76	% (a)	0.77%	0.79%	0.81%	0.77%
Net investment income	3.44	% (a)	3.34%	3.34%	3.41%	3.70%	1.25	% (a)	1.06%	1.17%	1.49%	1.40%
Portfolio turnover rate	44%		35%	15%	18%	15%	100%		198%	210%	179%	147%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio						Capital Appreciation Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$12.55		$13.85	$12.41	$10.32	$12.20	$33.82		$31.24	$23.32	$19.95	$20.37
Operations:
Net investment income	0.16		0.18	0.23	0.20	0.17	0.17		0.08	0.13	0.15	0.09
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	0.56		(1.48)	1.21	1.89	(2.05)	1.20		2.59	7.91	3.36	(0.43)

Total from operations	0.72		(1.30)	1.44	2.09	(1.88)	1.37		2.67	8.04	3.51	(0.34)

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.09)	(0.12)	(0.14)	(0.08)

Net asset value, end of period	$13.27		$12.55	$13.85	$12.41	$10.32	$35.19		$33.82	$31.24	$23.32	$19.95

Total return	5.74	% (b)	–9.39%	11.60%	20.25%	–15.41%	4.05	% (b)	8.54%	34.51%	17.59%	–1.65%
Ratios and supplemental data:
Net assets at end of period (in millions)	$176.4		$174.4	$189.4	$180.3	$172.8	$443.4		$449.4	$138.0	$115.7	$114.7
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.99	% (a)	0.84%	0.75%	1.02%	1.02%	0.79	% (a)	0.83%	0.88%	0.90%	0.88%
Net investment income	2.15	% (a)	1.43%	1.52%	1.65%	1.41%	0.93	% (a)	0.56%	0.45%	0.66%	0.41%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.99	% (a)	1.00%	1.01%	1.02%	1.02%	0.79	% (a)	0.83%	0.88%	0.90%	0.88%
Net investment income	2.15	% (a)	1.27%	1.26%	1.65%	1.41%	0.93	% (a)	0.56%	0.45%	0.66%	0.41%
Portfolio turnover rate	45%		95%	53%	61%	58%	31%		67%	49%	39%	61%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	International Small-Mid Company Portfolio						Aggressive Growth Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$27.39		$30.03	$23.52	$19.17	$23.24	$13.70		$12.50	$9.51	$7.74	$8.17
Operations:
Net investment income (loss)	0.08		0.12	0.12	0.17	0.26	—		(0.03)	(0.02)	0.03	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3.78		(2.76)	6.39	4.18	(4.33)	1.00		1.23	3.01	1.74	(0.43)

Total from operations	3.86		(2.64)	6.51	4.35	(4.07)	1.00		1.20	2.99	1.77	(0.43)

Net asset value, end of period	$31.25		$27.39	$30.03	$23.52	$19.17	$14.70		$13.70	$12.50	$9.51	$7.74

Total return	14.09	% (b)	–8.79%	27.68%	22.69%	–17.51%	7.30	% (b)	9.60%	31.44%	22.87%	–5.26%
Ratios and supplemental data:
Net assets at end of period (in millions)	$86.7		$67.6	$77.0	$64.5	$57.5	$46.6		$39.9	$39.4	$33.1	$25.8
Ratios to average net assets:
Expenses	1.22	% (a)	1.18%	1.19%	1.21%	1.20%	0.92	% (a)	0.94%	0.97%	0.99%	1.04%
Net investment income (loss)	0.67	% (a)	0.38%	0.40%	0.64%	1.07%	–0.06	% (a)	–0.23%	–0.25%	0.34%	0.02%
Portfolio turnover rate	25%		65%	51%	55%	67%	31%		55%	60%	17%	47%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	Small Cap Growth Portfolio							Mid Cap Opportunity Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013		2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$25.07		$22.65	$15.59		$13.21	$12.86	$31.49		$28.24	$21.32	$17.81	$18.43
Operations:
Net investment income (loss)	(0.02)		(0.05)	(0.03)		(0.03)	(0.08)	(0.05)		(0.05)	(0.07)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.00		2.47	7.09		2.41	0.43	0.66		3.30	6.99	3.53	(0.56)

Total from operations	1.98		2.42	7.06		2.38	0.35	0.61		3.25	6.92	3.51	(0.62)

Distributions:
Distributions from net investment income	—		—	—		—	—	—		—	—	—	—

Net asset value, end of period	$27.05		$25.07	$22.65		$15.59	$13.21	$32.10		$31.49	$28.24	$21.32	$17.81

Total return	7.90	% (b)	10.68%	45.29%		18.02%	2.72%	1.94	% (b)	11.51%	32.46%	19.71%	–3.36%
Ratios and supplemental data:
Net assets at end of period (in millions)	$223.5		$212.1	$109.5		$35.0	$31.5	$88.8		$86.7	$83.0	$67.1	$61.1
Ratios to average net assets:
Expenses	0.85	% (a)	0.89%	1.04%		1.10%	1.08%	0.94	% (a)	0.94%	0.96%	0.98%	0.96%
Net investment income (loss)	–0.15	% (a)	–0.31%	–0.29%		–0.20%	–0.60%	–0.29	% (a)	–0.18%	–0.28%	–0.09%	–0.29%
Portfolio turnover rate	16%		58%	69	% (c)	65%	58%	31%		61%	44%	45%	51%

(a)	Annualized.

(b)	Not annualized.

(c)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	S&P 500® Index Portfolio						Strategic Value Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$21.93		$19.63	$15.08	$13.25	$13.21	$13.92		$13.09	$11.09	$10.50	$9.36
Operations:
Net investment income	0.18		0.32	0.26	0.26	0.22	0.25		0.93	0.35	0.13	0.33
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.04		2.25	4.52	1.78	0.01	(0.30)		0.68	1.97	0.63	0.98

Total from operations	0.22		2.57	4.78	2.04	0.23	(0.05)		1.61	2.32	0.76	1.31

Distributions:
Distributions from net investment income	—		(0.27)	(0.23)	(0.21)	(0.19)	—		(0.78)	(0.32)	(0.17)	(0.17)

Net asset value, end of period	$22.15		$21.93	$19.63	$15.08	$13.25	$13.87		$13.92	$13.09	$11.09	$10.50

Total return	1.00	% (b)	13.11%	31.74%	15.40%	1.77%	–0.36	% (b)	12.41%	21.00%	7.21%	14.03%
Ratios and supplemental data:
Net assets at end of period (in millions)	$409.7		$388.2	$314.9	$207.8	$170.7	$329.6		$332.6	$397.7	$268.2	$42.0
Ratios to average net assets:
Expenses	0.41	% (a)	0.43%	0.45%	0.48%	0.47%	0.78	% (a)	0.78%	0.79%	0.82%	0.96%
Net investment income	1.66	% (a)	1.64%	1.68%	1.87%	1.62%	3.54	% (a)	5.37%	3.58%	3.84%	4.07%
Portfolio turnover rate	7%		11%	15%	7%	9%	8%		22%	22%	30%	19%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	High Income Bond Portfolio						Capital Growth Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$16.32		$15.88	$14.83	$12.97	$12.31	$41.01		$40.03	$30.73	$27.00	$27.68
Operations:
Net investment income (loss)	0.54		1.57	1.10	0.99	1.08	(0.15)		(0.19)	(0.15)	(0.03)	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.16)		(1.13)	(0.05)	0.87	(0.42)	3.14		1.17	9.45	3.76	(0.49)

Total from operations	0.38		0.44	1.05	1.86	0.66	2.99		0.98	9.30	3.73	(0.68)

Net asset value, end of period	$16.70		$16.32	$15.88	$14.83	$12.97	$44.00		$41.01	$40.03	$30.73	$27.00

Total return	2.33	% (b)	2.77%	7.08%	14.34%	5.36%	7.29	% (b)	2.45%	30.26%	13.81%	–2.46%
Ratios and supplemental data:
Net assets at end of period (in millions)	$224.8		$230.1	$307.9	$311.9	$267.5	$76.0		$75.5	$80.4	$55.1	$51.1
Ratios to average net assets:
Expenses	0.80	% (a)	0.77%	0.77%	0.79%	0.78%	1.00	% (a)	1.00%	1.01%	1.04%	1.02%
Net investment income (loss)	5.66	% (a)	5.73%	6.36%	7.17%	7.69%	–0.67	% (a)	–0.45%	–0.44%	–0.10%	–0.64%
Portfolio turnover rate	16%		33%	29%	35%	35%	17%		44%	42%	42%	44%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	Nasdaq-100® Index Portfolio						Bristol Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$10.88		$9.25	$6.85	$5.85	$5.69	$20.75		$18.29	$13.01	$11.56	$12.51
Operations:
Net investment income	0.05		0.12	0.07	0.06	0.02	0.07		0.09	0.09	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.40		1.62	2.39	0.99	0.16	1.30		2.45	5.27	1.43	(0.95)

Total from operations	0.45		1.74	2.46	1.05	0.18	1.37		2.54	5.36	1.52	(0.89)

Distributions:
Distributions from net investment income	—		(0.11)	(0.06)	(0.05)	(0.02)	—		(0.08)	(0.08)	(0.07)	(0.06)

Net asset value, end of period	$11.33		$10.88	$9.25	$6.85	$5.85	$22.12		$20.75	$18.29	$13.01	$11.56

Total return	4.14	% (b)	18.77%	35.98%	17.88%	3.19%	6.60	% (b)	13.88%	41.21%	13.19%	–7.16%
Ratios and supplemental data:
Net assets at end of period (in millions)	$129.5		$121.7	$95.8	$68.5	$55.5	$232.4		$232.0	$231.5	$204.9	$192.7
Ratios to average net assets:
Expenses	0.46	% (a)	0.48%	0.51%	0.53%	0.52%	0.80	% (a)	0.81%	0.82%	0.85%	0.84%
Net investment income	0.82	% (a)	1.23%	0.94%	0.98%	0.41%	0.60	% (a)	0.42%	0.51%	0.68%	0.52%
Portfolio turnover rate	9%		23%	43%	25%	44%	123%		239%	269%	244%	198%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Financial Highlights

	Bryton Growth Portfolio						Balanced Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013	2012	2011			2014	2013		2012	2011
Selected per-share data:
Net asset value, beginning of period	$20.47		$19.28	$13.70	$12.31	$13.57	$18.96		$18.02	$15.76		$13.91	$13.87
Operations:
Net investment income (loss)	(0.06)		(0.09)	(0.11)	(0.07)	(0.08)	0.13		0.16	0.08		0.10	0.31
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	2.26		1.28	5.69	1.46	(1.18)	0.42		0.92	2.32		1.75	(0.00)

Total from operations	2.20		1.19	5.58	1.39	(1.26)	0.55		1.08	2.40		1.85	0.31

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.14)	(0.14)		—	(0.27)

Net asset value, end of period	$22.67		$20.47	$19.28	$13.70	$12.31	$19.51		$18.96	$18.02		$15.76	$13.91

Total return	10.75	% (b)	6.17%	40.73%	11.29%	–9.29%	2.90	% (b)	5.99%	15.26%		13.30%	2.29%
Ratios and supplemental data:
Net assets at end of period (in millions)	$180.5		$179.1	$180.8	$157.7	$155.4	$881.4		$833.1	$249.1		$77.1	$17.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87	% (a)	0.88%	0.89%	0.93%	0.91%	0.63	% (a)	0.64%	0.75%		0.86%	0.94%
Net investment income (loss)	–0.54	% (a)	–0.45%	–0.59%	–0.57%	–0.67%	1.34	% (a)	1.80%	1.45%		1.90%	2.33%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87	% (a)	0.88%	0.89%	0.93%	0.91%	0.63	% (a)	0.68%	0.75%		0.86%	0.94%
Net investment income (loss)	–0.54	% (a)	–0.45%	–0.59%	–0.57%	–0.67%	1.34	% (a)	1.76%	1.45%		1.90%	2.33%
Portfolio turnover rate	82%		178%	185%	152%	156%	45%		94%	82	% (c)	60%	47%

(a)	Annualized.

(b)	Not annualized.

(c)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Financial Highlights

	Target VIP Portfolio							Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2015 (Unaudited)		Years Ended December 31,
			2014	2013		2012	2011			2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of period	$14.49		$13.70	$10.10		$8.89	$9.11	$16.44		$14.72	$10.66	$9.63	$9.84
Operations:
Net investment income	0.14		0.25	0.09		0.18	0.10	0.04		0.06	0.06	0.06	0.04
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.16		0.77	3.61		1.17	(0.23)	0.90		1.71	4.05	1.02	(0.21)

Total from operations	0.30		1.02	3.70		1.35	(0.13)	0.94		1.77	4.11	1.08	(0.17)

Distributions:
Distributions from net investment income	—		(0.23)	(0.10)		(0.14)	(0.09)	—		(0.05)	(0.05)	(0.05)	(0.04)

Net asset value, end of period	$14.79		$14.49	$13.70		$10.10	$8.89	$17.38		$16.44	$14.72	$10.66	$9.63

Total return	2.07	% (b)	7.44%	36.71%		15.24%	–1.41%	5.72	% (b)	12.01%	38.62%	11.20%	–1.77%
Ratios and supplemental data:
Net assets at end of period (in millions)	$52.7		$55.1	$53.7		$21.2	$20.5	$124.2		$124.1	$122.3	$108.0	$99.9
Ratios to average net assets:
Expenses	0.78	% (a)	0.77%	0.82%		0.87%	0.84%	0.85	% (a)	0.86%	0.88%	0.92%	0.90%
Net investment income	1.74	% (a)	1.77%	0.92%		1.73%	1.07%	0.47	% (a)	0.34%	0.42%	0.57%	0.41%
Portfolio turnover rate	68%		79%	57	% (c)	70%	79%	95%		192%	237%	229%	187%

(a)	Annualized.

(b)	Not annualized.

(c)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Financial Highlights

	Risk Managed Balanced Portfolio
	Six-Month Period Ended June 30, 2015 (Unaudited)		Period from May 1, 2014* to December 31, 2014
Selected per-share data:
Net asset value, beginning of period	$10.83		$10.00
Operations:
Net investment income	0.01		0.03
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	(0.08)		0.80

Total from operations	(0.07)		0.83

Net asset value, end of period	$10.76		$10.83

Total return	–0.65	% (b)	8.30	% (b)
Ratios and supplemental data:
Net assets at end of period (in millions)	$74.7		$33.8
Ratios to average net assets:
Expenses	1.22	% (a)	1.43	% (a)
Net investment income	0.61	% (a)	0.43	% (a)
Portfolio turnover rate	35%		94%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

131

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2015 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-one separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in high dividend yielding common stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities of domestic and foreign securities of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Risk Managed Balanced Portfolio — Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	25,000,000
Money Market	55,000,000
Bond	30,000,000
Omni	10,000,000
International	30,000,000
Capital Appreciation	25,000,000
International Small-Mid Company	7,000,000
Aggressive Growth	7,000,000
Small Cap Growth	15,000,000
Mid Cap Opportunity	6,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares

Strategic Value	65,000,000
High Income Bond	35,000,000
Capital Growth	5,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	30,000,000
Balanced	55,000,000
Target VIP	10,000,000
Bristol Growth	25,000,000
Risk Managed Balanced	15,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its Schedules of Investments:

Use of Estimates

The preparation of Schedules of Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2015:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$501,425,847	$—	$—
	Master Limited Partnerships**	7,879,366	—	—
	Money Market Funds	10,822,000	—	—

		$520,127,213	$—	$—

Money Market*	Commercial Paper**	$—	$106,496,865	$—
	U.S. Government Agency Issues	—	7,999,907	—
	Money Market Funds	27,000,000	—	—

		$27,000,000	$114,496,772	$—

Bond	Corporate Bonds**	$—	$154,729,862	$—
	Asset-Backed Securities**	—	882,000	—
	Money Market Funds	1,186,000	—	—

		$1,186,000	$155,611,862	$—

Omni	Common Stocks**	$38,298,168	$—	$—
	Corporate Bonds**	—	10,320,076	—
	Asset-Backed Securities**	—	98,000	—
	U.S. Treasury Obligations	—	1,243,578	—
	Money Market Funds	540,000	—	—

		$38,838,168	$11,661,654	$—

International	Common Stocks**	$10,175,903	$139,262,011	$—
	Preferred Stocks**	—	1,032,387	—
	Money Market Funds	23,510,399	—	—

		$33,686,302	$140,294,398	$—

	Foreign currency contracts	$(271,805)	$—	$—

	Futures contracts	$(722,349)	$—	$—

Capital Appreciation	Common Stocks**	$427,755,967	$7,256,421	$—
	Money Market Funds	12,818,000	—	—

		$440,573,967	$7,256,421	$—

International Small-Mid Company	Common Stocks**	$15,706,154	$69,063,317	$—
	Exchange Traded Funds	403,609	—	—
	Rights**	—	9	—
	Money Market Funds	2,220,810	—	—

		$18,330,573	$69,063,326	$—

	Foreign currency contracts	$(335,828)	$—	$—

Aggressive Growth	Common Stocks**	$45,037,773	$—	$—
	Money Market Funds	1,474,000	—	—

		$46,511,773	$—	$—

Small Cap Growth	Common Stocks**	$217,688,332	$4,011,857	$—
	Master Limited Partnerships**	1,693,382	—	—
	Money Market Funds	3,504,000	—	—

		$222,885,714	$4,011,857	$—

Mid Cap Opportunity	Common Stocks**	$88,184,852	$—	$—
	Money Market Funds	1,430,000	—	—

		$89,614,852	$—	$—

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
S&P 500® Index	Common Stocks**	$391,747,417	$—	$—
	Exchange Traded Funds	16,493,731	—	—

		$408,241,148	$—	$—

Strategic Value	Common Stocks**	$253,610,907	$68,015,961	$—
	Money Market Funds	6,640,000	—	—

		$260,250,907	$68,015,961	$—

High Income Bond	Corporate Bonds**	$—	$219,529,537	$—
	Common Stocks**	—	—	11,350
	Money Market Funds	3,317,000	—	—

		$3,317,000	$219,529,537	$11,350

Capital Growth	Common Stocks**	$75,332,695	$—	$—
	Master Limited Partnerships**	441,694	—	—
	Money Market Funds	118,000	—	—

		$75,892,389	$—	$—

Nasdaq-100® Index	Common Stocks**	$125,721,026	$—	$—
	Exchange Traded Funds	3,787,601	—	—

		$129,508,627	$—	$—

Bristol	Common Stocks**	$230,698,890	$—	$—
	Money Market Funds	706,000	—	—

		$231,404,890	$—	$—

Bryton Growth	Common Stocks**	$177,306,960	$—	$—
	Money Market Funds	4,905,000	—	—

		$182,211,960	$—	$—

Balanced	Common Stocks**	$476,654,103	$—	$—
	Corporate Bonds**	—	196,308,925	—
	Municipal Bonds	—	3,558,720	—
	Preferred Stocks**	5,699,419	7,528,255	—
	Trust Preferred Securities**	9,690,518	24,399,878	—
	Asset-Backed / Mortgage-Backed Securities**	—	20,121,650	—
	U.S. Treasury Obligations	—	84,800,461	—
	Closed-End Mutual Funds	26,161,216	—	—
	Exchange Traded Funds	8,234,000	—	—
	Purchased Options	5,805,000	—	—
	Money Market Funds	20,264,000	—	—

		$552,508,256	$336,717,889	$—

	Written Options	$(115,150)	$—	$—

Target VIP	Common Stocks**	$52,159,583	$—	$—
	Money Market Funds	467,000	—	—

		$52,626,583	$—	$—

Bristol Growth	Common Stocks**	$123,007,472	$—	$—
	Money Market Funds	649,000	—	—

		$123,656,472	$—	$—

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Risk Managed Balanced	Common Stocks**	$31,135,332	$691,961	$—
	Corporate Bonds**	—	8,605,215	—
	Preferred Stocks**	17,276	375,091	—
	Trust Preferred Securities**	52,550	114,516	—
	Preferred Stock Depository Receipts**	213,992	128,974	—
	Master Limited Partnerships**	2,101,375	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	1,217,609	—
	U.S. Treasury Obligations	—	11,564,795	—
	U.S. Government Agency Mortgage-Backed Securities	—	4,583,638	—
	Purchased Options	2,619,909	1,577,408	—
	Money Market Funds	10,879,000	—	—

		$47,019,434	$28,859,207	$—

	Futures contracts	$(422,306)	$—	$—

*	At June 30, 2015, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.
**	For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

In the International Portfolio, there was a transfer of a security from Level 2 pricing at December 31, 2014, to Level 1 at June 30, 2015. This security was that Portfolio’s holding of Cerved Information Solutions SpA common stock. The fair valuation service provider reported that this security did not meet the minimum predictability threshold to be fair valued at June 30, 2015 and was not fair valued in the current period, whereas in the prior period, the security met the threshold to be fair valued. The value of this holding was $933,097 and $533,906 at June 30, 2015 and December 31, 2014, respectively.

In the International Small-Mid Company Portfolio, there was a transfer of a security from Level 2 pricing at December 31, 2014, to Level 1 at June 30, 2015. This security was that Portfolio’s holding of MorphoSys AG common stock. The fair valuation service provider reported that this security did not meet the minimum predictability threshold to be fair valued at June 30, 2015 and was not fair valued in the current period, whereas in the prior period, the security met the threshold to be fair valued. The value of this holding was $115,628 and $475,286 at June 30, 2015 and December 31, 2014, respectively.

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

Below is a reconciliation that details the activity of securities in Level 3 during the six-month period ended June 30, 2015:

High Income Bond
Beginning Balance – January 1, 2015	$5,799
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	5,551
Issuances	—
Settlements	—
Transfers out of Level 3 (due to availability of acitve market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable inputs)	—

Ending Balance – June 30, 2015	$11,350

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$5,551

The following table present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2015:

Instrument	Valuation Technique Used	Unobservable inputs	Input Values
Lone Pine Common Stock	Value of claim on the enterprise value of underlying company	Net enterprise value (in thousands)	$181,770
		Share class claim on value	25%
		# of share class total shares (in thousands)	24,990

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also fully or partially satisfy its distribution requirements by using consent dividends rather than cash dividends if consent dividends are authorized, these amounts will become taxable to the shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Schedules of Investments. Differences between tax positions taken in a tax return and amounts recognized in the Schedules of Investments will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ Schedules of Investments.

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

In its meeting on May 21, 2015, the Board determined, due to the continued poor performance of the Capital Growth Portfolio, to replace Eagle Asset Management, Inc. (“Eagle”) as the sub-adviser for the Portfolio. Accordingly, the Board approved the continuance of the sub-advisory agreement with Eagle only until such time as a replacement sub-adviser could take over management of the Portfolio. In its meeting on August 13, 2015, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved a sub-advisory agreement with ClearBridge, LLC to become the sub-adviser of the Portfolio. It is anticipated that the change in sub-adviser will be effective on September 25, 2015. Upon the change in sub-adviser, the name of the Portfolio will become “ClearBridge Small Cap Portfolio” and the new sub-adviser will begin managing the Portfolio using a different investment strategy that will be described in a revised prospectus for the Portfolio.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million 0.74% of next $800 million 0.70% over $1 billion
Bond
0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion
International
0.85% of first $100 million 0.80% of next $100 million 0.70% over $200 million
International Small-Mid Company
1.00% of first $100 million 0.90% of next $100 million 0.85% over $200 million
Small Cap Growth
0.80% of first $150 million 0.75% of next $150 million 0.70% of next $300 million 0.65% over $600 million

Money Market
0.30% of first $100 million[1] 0.25% of next $150 million 0.23% of next $250 million 0.20% of next $500 million 0.15% over $1 billion
Omni
0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million 0.75% of next $300 million 0.65% of next $600 million 0.60% over $1 billion
Aggressive Growth
0.80% of first $100 million 0.75% of next $400 million 0.70% over $500 million

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

S&P 500® Index
0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million
High Income Bond
0.75% of first $75 million 0.70% of next $75 million 0.65% of next $75 million 0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million
Bryton Growth
0.85% of first $100 million 0.75% of next $400 million 0.70% over $500 million
Target VIP
0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million
Risk Managed Balanced
0.90% of first $500 million 0.75% over $500 million

Mid Cap Opportunity
0.85% of first $100 million 0.80% of next $100 million 0.75% of next $300 million 0.70% over $500 million
Strategic Value
0.75% of first $100 million 0.70% of next $400 million 0.65% over $500 million
Capital Growth
0.90% of first $100 million 0.85% of next $100 million 0.80% of next $300 million 0.75% over $500 million
Bristol
0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million
Balanced
0.65% of first $200 million 0.60% of next $300 million 0.55% over $500 million
Bristol Growth
0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million

[1]	For the six-month period ended June 30, 2015, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the six-month period ended June 30, 2015 was $25,000. If ONI did not agree to waive these fees, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2015 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, Balanced, Target VIP, Bristol Growth, and Risk Managed Balanced Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge, LLC (formerly Legg Mason Capital Management, Inc.) (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), First Trust Advisors L.P. (“First Trust”), and AnchorPath Financial, LLC (“AnchorPath”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (ClearBridge)
0.40% of first $200 million 0.38% over $200 million
International (Federated Global)
0.40% of first $200 million 0.35% over $200 million

Omni (Suffolk)
0.30% of first $100 million 0.25% of next $150 million 0.225% of next $250 million 0.20% of next $500 million 0.15% of next $1 billion 0.125% over $2 billion

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

Capital Appreciation (Jennison)
0.75% of first $10 million 0.50% of next $30 million 0.35% of next $25 million 0.25% of next $335 million 0.22% of next $600 million 0.20% over $1 billion
Small Cap Growth (Janus)
0.55% of first $150 million 0.45% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million 0.35% of next $65 million 0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million 0.55% of next $100 million 0.50% over $200 million
Bristol (Suffolk)
0.45% of first $100 million 0.40% of next $400 million 0.35% over $500 million
Balanced (ICON)
0.40% of first $200 million 0.35% of next $300 million 0.30% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million 0.40% of next $400 million 0.35% over $500 million

International Small-Mid Company (Federated Global)
0.75% of first $100 million 0.65% over $100 million
Aggressive Growth (Janus)
0.55% of first $100 million 0.50% of next $400 million 0.45% over $500 million
Mid Cap Opportunity (Goldman Sachs)
0.60% of first $100 million 0.55% of next $100 million 0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million 0.40% of next $20 million 0.30% of next $25 million 0.25% over $75 million
Bryton Growth (Suffolk)
0.50% of first $100 million 0.45% of next $400 million 0.40% over $500 million
Target VIP (First Trust)
0.35% of first $500 million 0.25% over $500 million
Risk Managed Balanced (Janus)
0.35% of first $500 million 0.25% over $500 million
Risk Managed Balanced (AnchorPath)
0.20% of first $500 million 0.15% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 84.7% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2015 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2015.

During the six-month period ended June 30, 2015, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the six-month period ended June 30, 2015 was $ 253,557, of which $29,024 was receivable from ONI at June 30, 2015. This reimbursement is not subject to recoupment in subsequent periods. The total amount noted as “Less expenses reduced or reimbursed by adviser” for this Portfolio on the Statements of Operations also includes a waiver of advisory fees. For the six-month period ended June 30, 2015, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the six-month period ended June 30, 2015 was $25,000. If ONI did not agree to

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

waive these fees, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2015 would have been higher than the net expenses reflected in the Statements of Operations.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2015, the Fund incurred compliance expenses totaling $92,000, which is allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $90,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2015, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $245,560.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2015, and the year ended December 31, 2014, respectively, were as follows:

	Equity		Money Market		Bond
	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014
Capital shares issued on sales	994,813	9,807,995	6,494,490	19,218,401	1,420,290	3,030,585
Capital shares issued on reinvested dividends	—	50,620	—	—	—	—
Capital shares redeemed	(1,235,086)	(1,872,987)	(6,976,677)	(25,127,000)	(1,324,526)	(3,149,736)

Net increase/(decrease)	(240,273)	7,985,628	(482,187)	(5,908,599)	95,764	(119,151)

	Omni		International		Capital Appreciation
	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014
Capital shares issued on sales	668,319	127,023	793,660	2,302,342	382,464	10,054,175
Capital shares issued on reinvested dividends	—	14,307	—	—	—	35,371
Capital shares redeemed	(204,913)	(344,229)	(1,384,358)	(2,089,021)	(1,070,797)	(1,217,063)

Net increase/(decrease)	463,406	(202,899)	(590,698)	213,321	(688,333)	8,872,483

	International Small-Mid Company		Aggressive Growth		Small Cap Growth
	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014
Capital shares issued on sales	625,125	451,579	648,169	596,695	836,003	5,798,430
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(317,156)	(549,074)	(388,149)	(835,040)	(1,036,873)	(2,173,789)

Net increase/(decrease)	307,969	(97,495)	260,020	(238,345)	(200,870)	3,624,641

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

	Mid Cap Opportunity		S&P 500® Index		Strategic Value
	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014
Capital shares issued on sales	275,669	492,242	2,517,349	5,393,429	1,722,706	2,994,850
Capital shares issued on reinvested dividends	—	—	—	216,562	—	1,295,654
Capital shares redeemed	(261,697)	(679,451)	(1,723,482)	(3,957,420)	(1,846,578)	(10,775,289)

Net increase/(decrease)	13,972	(187,209)	793,867	1,652,571	(123,872)	(6,484,785)

	High Income Bond		Capital Growth		Nasdaq-100® Index
	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014
Capital shares issued on sales	786,385	2,776,857	134,219	416,020	2,209,299	4,349,282
Capital shares issued on reinvested dividends	—	—	—	—	—	106,128
Capital shares redeemed	(1,420,492)	(8,064,822)	(246,826)	(584,328)	(1,967,686)	(3,627,481)

Net increase/(decrease)	(634,107)	(5,287,965)	(112,607)	(168,308)	241,613	827,929

	Bristol		Bryton Growth		Balanced
	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014
Capital shares issued on sales	464,799	885,795	348,044	1,556,041	4,105,838	33,697,189
Capital shares issued on reinvested dividends	—	43,834	—	—	—	325,770
Capital shares redeemed	(1,136,866)	(2,406,623)	(1,132,343)	(2,185,467)	(2,865,306)	(3,910,873)

Net increase/(decrease)	(672,067)	(1,476,994)	(784,299)	(629,426)	1,240,532	30,112,086

	Target VIP		Bristol Growth		Risk Managed Balanced
	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Year Ended 12/31/2014	Six-Month Period ended 6/30/2015	Period from 5/1/2014* to 12/31/2014
Capital shares issued on sales	142,875	435,011	272,149	703,568	4,419,358	5,294,469
Capital shares issued on reinvested dividends	—	59,398	—	22,849	—	—
Capital shares redeemed	(386,366)	(609,589)	(670,702)	(1,488,214)	(601,759)	(2,173,736)

Net increase/(decrease)	(243,491)	(115,180)	(398,553)	(761,797)	3,817,599	3,120,733

*	Date of commencement of operations

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2015 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$112,725,460	$57,443,914	$51,978,151	$63,314,085	$134,955,265
Proceeds from sales	$117,376,737	$50,804,710	$40,834,200	$72,624,834	$154,770,738

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Cost of purchases	$31,429,775	$16,314,573	$35,096,199	$27,836,676	$48,331,501
Proceeds from sales	$18,719,983	$12,731,606	$38,198,884	$26,559,067	$27,611,311

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol
Cost of purchases	$30,653,145	$36,428,964	$12,384,983	$14,987,575	$288,307,669
Proceeds from sales	$26,202,287	$38,071,953	$17,380,054	$11,815,555	$301,791,938

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Cost of purchases	$145,180,272	$363,416,688	$36,501,013	$118,049,139	$35,969,182
Proceeds from sales	$164,703,496	$348,044,202	$39,328,839	$124,229,615	$6,291,612

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2015 were as follows:

	Bond	Omni	Balanced	Risk Managed Balanced
Cost of purchases	$20,346,882	$2,841,695	$41,831,298	$17,692,850
Proceeds from sales	$20,266,298	$1,984,746	$20,777,618	$9,652,079

(6)	Financial Instruments

The Fund’s Portfolios, other than the Money Market Portfolio, may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

The Balanced Portfolio wrote call options and purchased put options associated with the S&P 500 Index during the six-month period ended June 30, 2015 . These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in segregated accounts at the Portfolio’s custodian. Such collateral holdings are restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedules of Investments. Written and purchased options are non-income producing securities.

The number of option contracts written and the premiums received by the Balanced Portfolio for the six-month period ended June 30, 2015 as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	800	$1,432,788
Options written	3,400	3,602,894
Options exercised	—	—
Options expired	—	—
Options closed	(3,850)	(4,616,151)

Options outstanding, end of period	350	$419,531

Transactions involving purchased options by the Balanced Portfolio for the six-month period ended June 30, 2015 were: Cost of purchases: $11.1 million, Proceeds from sales: $2.9 million, Expirations: $4.9 million.

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index during the six-month period ended June 30, 2015. These instruments were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the Risk Managed Balanced Portfolio for the six-month period ended June 30, 2105 were: Cost of purchases: $2.8 million, Proceeds from sales: $0.5 million.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At June 30, 2015, there were outstanding futures contracts in the International Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX Nikkei Index 400 Future	September 10, 2015	211	$ 2,536,965	$2,602,430	$(65,465)	$13,718
Long	DAX Index Future	September 18, 2015	17	5,212,632	5,354,349	(141,717)	(44,905)
Long	Hang Seng China Enterprises (HSCE) Index Future	July 30, 2015	112	9,337,487	9,821,230	(483,743)	196,411
Long	OMX Stockholm 30 Index Future	July 17, 2015	100	1,859,804	1,891,228	(31,424)	(21,019)

				$18,946,890	$19,669,239	$(722,349)	$144,205

A portion of the International Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2015 as collateral for these contracts.

These futures contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the six-month period ended June 30, 2015. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2015. For the six-month period ended June 30, 2015, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were $67.8 million and $56.2 million, respectively.

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

At June 30, 2015, there were also outstanding futures contracts in the Risk Managed Balanced Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	S&P 500 E-mini Future	September 18, 2015	113	$11,607,360	$11,783,380	$(176,020)	$—
Long	10-Year U.S. Treasury Note Future	September 21, 2015	313	$39,491,797	$39,738,083	$(246,286)	$—

				$51,099,157	$51,521,463	$(422,306)	$—

A portion of Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, was pledged at June 30, 2015 as collateral for these contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the six-month period ended June 30, 2015. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2015. For the six-month period ended June 30, 2015, the notional values of futures contracts opened and closed prior to contract settlement date by the Risk Managed Balanced Portfolio were $104.9 million and $76.1 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts were executed in the International and International Small-Mid Company Portfolios in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolios’ investments that were either significantly under-weighted or over-weighted in relation to the Portfolios’ respective benchmark indices. The International Portfolio was under-weighted in equity investments within Russia and Switzerland and, therefore, executed contracts to buy the Russian Ruble and Swiss Franc in order to mitigate the effect that volatility in those exchange rates (in relation to the U.S. dollar) might otherwise have on relative performance. Likewise, the International Portfolio was over-weighted in equity investments within Japan and member states of the European Union and, therefore, executed contracts to sell the Japanese Yen and the Euro in order to mitigate the effect that volatility in those exchange rates might otherwise have on relative performance. The International Small-Mid Company Portfolio was also over-weighted in equity investments within the member states of the European Union and, therefore, executed contracts to sell the Euro in order to mitigate the effect that volatility in that exchange rate might otherwise have on relative performance.

The Portfolios entered into other foreign currency contracts during the period for similar benchmark performance hedging purposes. The Portfolios also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as investment over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolios. For the six-month period ended June 30, 2015, the notional value of foreign currency contracts executed by the International Portfolio were approximately $113.5 million for currencies bought and approximately $117.5 million for currencies sold. For the six-month period ended June 30, 2015, the notional value of foreign currency contracts executed by the International Small-Mid Company Portfolio were approximately $9.4 million for currencies bought and approximately $10.0 million for currencies sold.

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended June 30, 2015, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$11,143,716	$(10,989,204)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$55,049,300	$(55,475,617)	(1)

	Futures contracts	Equity price	$18,946,890	$(19,669,239)	(2)

International Small-Mid Company	Contracts to sell foreign currencies	Currency exchange rate	$8,217,845	$(8,553,673)	(1)

Balanced	Purchased options	Equity price	$5,805,000	$—	(3)

	Written options	Equity price	$—	$(115,150)	(4)

Risk Managed Balanced	Purchased options	Equity price	$4,197,317	$—	(3)

	Futures contracts	Equity price	$51,099,157	$(51,521,463)	(2)

(1)	Net unrealized appreciation(depreciation) on foreign currency contacts
(2)	Net unrealized appreciation(depreciation) on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foreign currency contracts	Currency exchange rate	$3,738,359	$(1,496,303)	(1	), (2)

	Futures contracts	Equity price	$809,872	$(677,047)	(3	), (4)

International Small-Mid Company	Foreign currency contracts	Currency exchange rate	$584,647	$(335,973)	(1	), (2)

Balanced	Purchased options	Equity price	$(6,019,568)	$1,278,138	(5	), (6)

	Written options	Equity price	$2,781,568	$(104,907)	(7	), (8)

Risk Managed Balanced	Futures contracts	Equity price	$463,685	$(422,306)	(3	), (4)

	Purchased options	Equity price	$(13,466)	$(630,778)	(5	), (6)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. Under certain of the ISDA Master Agreements in place at June 30, 2015, the Portfolios are subject to master netting agreements (“MNA”) that allows for amounts owed between each Portfolio and the counterparty to their transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNAs do not apply to amounts owed to or from different counterparties; further, certain of the MNAs limit offsetting for forward foreign currency contracts to amounts owed in the same currency and on the same exchange date.

For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. At June 30, 2015, there were no outstanding derivative transactions that were subject to netting arrangements.

(7)	Federal Income Tax Information

At December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$386,033	$—	$386,033	$(47,738,305)	$65,190,932	$17,838,660
Money Market	—	—	—	—	—	—
Bond	5,057,141	—	5,057,141	(10,057,664)	7,162,713	2,162,190
Omni	3,414,759	2,836,013	6,250,772	—	2,823,802	9,074,574
International	5,661,713	—	5,661,713	(66,063,445)	3,962,418	(56,439,314)
Capital Appreciation	37,465	21,377,238	21,414,703	—	35,400,675	56,815,378
International Small-Mid Company	196,497	663,392	859,889	—	11,558,632	12,418,521
Aggressive Growth	757,233	7,625,484	8,382,717	—	7,294,698	15,677,415
Small Cap Growth	6,796,985	8,271,301	15,068,286	—	21,896,731	36,965,017
Mid Cap Opportunity	—	—	—	(908,099)	16,288,164	15,380,065
S&P 500® Index	2,502,607	2,916,947	5,419,554	—	138,497,918	143,917,472
Strategic Value	9,115,067	31,089,467	40,204,534	—	29,204,514	69,409,048
High Income Bond	16,913,403	8,062,933	24,976,336	—	(2,178,021)	22,798,315
Capital Growth	64,168	8,492,117	8,556,285	—	14,710,346	23,266,631
Nasdaq-100® Index	642,404	3,719,174	4,361,578	—	47,607,499	51,969,077
Bristol	25,104,654	19,779,477	44,884,131	—	20,229,886	65,114,017
Bryton Growth	13,803,912	7,047,022	20,850,934	—	10,267,816	31,118,750
Balanced	7,409,393	7,100,698	14,510,091	—	27,725,797	42,235,888
Target VIP	100,128	—	100,128	(6,201,457)	4,507,863	(1,593,466)
Bristol Growth	9,673,590	10,640,279	20,313,869	—	12,665,570	32,979,439
Risk Managed Balanced	1,039,871	527,944	1,567,815	—	620,549	2,188,364

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarliy to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

For Federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2014 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$47,738,305	$—	$44,720,565	$3,017,740	$—	$—
Bond	10,057,664	534,910	9,522,754	—	—	—
International	66,063,445	271,315	65,792,130	—	—	—
Mid Cap Opportunity	908,099	—	908,099	—	—	—
Target VIP	6,201,457	6,201,457	—	—	—	—

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2014 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,660,324	$—	$1,660,324
Omni	341,371	—	341,371
Capital Appreciation	1,165,844	—	1,165,844
S&P 500® Index	4,671,250	—	4,671,250
Strategic Value	17,815,244	—	17,815,244
Nasdaq-100® Index	1,151,494	—	1,151,494
Bristol	895,082	—	895,082
Balanced	6,075,617	—	6,075,617
Target VIP	854,149	—	854,149
Bristol Growth	370,603	—	370,603

There were no distributions paid to shareholders during the six-month period ended June 30, 2015.

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

During the year ended December 31, 2014, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Consent distributions
Paid in capital in excess of par value	$195,315	$—	$5,136,321	$1,439,909	$4,327,327	$2,511,660	$196,447	$4,354,957	$14,770,686	$—
Undistributed net investment income	(195,315)	—	(5,136,321)	(47,856)	(4,327,327)	(38,483)	(196,447)	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(1,392,053)	—	(2,473,177)	—	(4,354,957)	(14,770,686)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	(151,406)
Undistributed net investment income	—	—	—	—	—	—	—	88,136	408,849	151,200
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	(88,136)	(408,849)	206
Foreign currency related reclassifications
Undistributed net investment income	—	—	—	—	2,945,364	(10,132)	(80,682)	(149)	(1,029)	21
Accumulated net realized gain (loss) on investments	—	—	—	—	(2,945,364)	10,132	80,682	149	1,029	(21)
Reclassifications for partnership sales/basis
Undistributed net investment income	—	—	—	—	—	—	—	—	(32,200)	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	32,200	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	(52)	—
Undistributed net investment income	—	—	—	—	—	—	—	—	51	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	1	—

153	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Consent distributions
Paid in capital in excess of par value	$3,436,824	$5,416,348	$23,033,792	$5,342,907	$5,443,659	$49,458,063	$38,069,479	$5,188,610	$67,221	$23,554,720	$—
Undistributed net investment income	(584,268)	(1,480,210)	(19,555,535)	—	(93,015)	(89,796)	—	(320,182)	(25,680)	(21,733)	—
Accumulated net realized gain (loss) on investments	(2,852,556)	(3,936,138)	(3,478,257)	(5,342,907)	(5,350,644)	(49,368,267)	(38,069,479)	(4,868,428)	(41,541)	(23,532,987)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	51,425	—	—	—	—	—	—	—
Undistributed net investment income	—	—	—	286,348	—	—	818,246	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(337,773)	—	—	(818,246)	—	—	—	—
Foreign currency related reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	—	(169,864)	—	—	—	—	—	(655)	—	—	(48)
Accumulated net realized gain (loss) on investments	—	169,864	—	—	—	—	—	655	—	—	48
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(93,694)	(229,774)	—	(3,826)	—	—	—	(97,927)	—	—	41
Accumulated net realized gain (loss) on investments	93,694	229,774	—	3,826	—	—	—	97,927	—	—	(41)
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	22,081	—	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(22,081)	—	—	—	—	—	—	—
Reclassifications for partnership sales/basis
Undistributed net investment income	—	—	—	50,144	—	—	—	35,123	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(50,144)	—	—	—	(35,123)	—	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	(14)	—	—	—
Undistributed net investment income	(47)	—	—	—	—	—	—	(1)	—	—	—
Accumulated net realized gain (loss) on investments	47	—	—	—	—	—	—	15	—	—	—

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2015 for Federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	International Small-Mid Company
Gross unrealized:
Appreciation	$68,949,096	$4,908,054	$2,576,398	$20,880,293	$45,606,754	$20,115,112
Depreciation	(27,709,594)	(2,739,544)	(1,196,077)	(5,388,788)	(19,663,298)	(2,552,789)

Net unrealized appreciation (depreciation)	$41,239,502	$2,168,510	$1,380,321	$15,491,505	$25,943,456	$17,562,323

Aggregate cost of securities:	$478,887,711	$154,629,352	$49,119,502	$158,489,195	$421,886,931	$69,831,576

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$7,487,835	$40,959,783	$16,071,373	$143,362,723	$31,581,670	$3,828,744
Depreciation	(527,025)	(9,678,090)	(2,420,918)	(8,441,572)	(15,180,129)	(6,295,554)

Net unrealized appreciation (depreciation)	$6,960,810	$31,281,693	$13,650,455	$134,921,151	$16,401,541	$(2,466,810)

Aggregate cost of securities:	$39,550,964	$195,503,380	$75,964,396	$273,319,996	$311,865,327	$225,324,698

	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP
Gross unrealized:
Appreciation	$21,070,960	$51,778,883	$16,140,252	$20,115,317	$54,050,331	$6,003,751
Depreciation	(3,032,238)	(1,619,461)	(6,120,613)	(9,972,118)	(20,501,172)	(3,498,765)

Net unrealized appreciation (depreciation)	$18,038,722	$50,159,422	$10,019,639	$10,143,199	$33,549,159	$2,504,986

Aggregate cost of securities:	$57,853,667	$79,349,205	$221,385,251	$172,068,761	$855,676,987	$50,121,597

	Bristol Growth	Risk Managed Balanced
Gross unrealized:
Appreciation	$11,599,320	$1,553,867
Depreciation	(2,843,143)	(2,452,694)

Net unrealized appreciation (depreciation)	$8,756,177	$(898,827)

Aggregate cost of securities:	$114,900,295	$76,777,468

(8)	Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the Target VIP Portfolio in exchange for shares of the Target VIP Portfolio (“the reorganization”).

In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has

155	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2015 (Unaudited)

subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds to the fund totaled $1,772,400.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 30, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted.

As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claims that may result from these complaints will be assumed by the Target VIP Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target VIP Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted the motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

156

Ohio National Fund, Inc.

Additional Information	June 30, 2015 (Unaudited)

(1)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2014 and held through December 31, 2014.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2015	Ending Investment Value 6/30/2015	Expense Paid During Period* 1/1/2015 – 6/30/2015	Expense Ratio During Period 1/1/2015 – 6/30/2015 (Annualized)
Equity	$1,000.00	$1,007.50	$3.98	0.80%
Money Market	1,000.00	1,000.00	0.25	0.05%
Bond	1,000.00	994.20	3.12	0.63%
Omni	1,000.00	1,045.50	3.85	0.76%
International	1,000.00	1,057.40	5.05	0.99%
Capital Appreciation	1,000.00	1,040.50	4.00	0.79%
International Small-Mid Company	1,000.00	1,140.90	6.48	1.22%
Aggressive Growth	1,000.00	1,073.00	4.73	0.92%
Small Cap Growth	1,000.00	1,079.00	4.38	0.85%
Mid Cap Opportunity	1,000.00	1,019.40	4.71	0.94%
S&P 500® Index	1,000.00	1,010.00	2.04	0.41%
Strategic Value	1,000.00	996.40	3.86	0.78%
High Income Bond	1,000.00	1,023.30	4.01	0.80%
Capital Growth	1,000.00	1,072.90	5.14	1.00%
Nasdaq-100® Index	1,000.00	1,041.40	2.33	0.46%
Bristol	1,000.00	1,066.00	4.10	0.80%
Bryton Growth	1,000.00	1,107.50	4.55	0.87%
Balanced	1,000.00	1,029.00	3.17	0.63%
Target VIP	1,000.00	1,020.70	3.91	0.78%
Bristol Growth	1,000.00	1,057.20	4.34	0.85%
Risk Managed Balanced	1,000.00	993.50	6.03	1.22%

157	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2015 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 1/1/2015	Ending Investment Value 6/30/2015	Expense Paid During Period* 1/1/2015 – 6/30/2015	Expense Ratio During Period 1/1/2015 – 6/30/2015 (Annualized)
Equity	$1,000.00	$1,020.83	$4.01	0.80%
Money Market	1,000.00	1,024.55	0.25	0.05%
Bond	1,000.00	1,021.67	3.16	0.63%
Omni	1,000.00	1,021.03	3.81	0.76%
International	1,000.00	1,019.89	4.96	0.99%
Capital Appreciation	1,000.00	1,020.88	3.96	0.79%
International Small-Mid Company	1,000.00	1,018.74	6.11	1.22%
Aggressive Growth	1,000.00	1,020.23	4.61	0.92%
Small Cap Growth	1,000.00	1,020.58	4.26	0.85%
Mid Cap Opportunity	1,000.00	1,020.13	4.71	0.94%
S&P 500® Index	1,000.00	1,022.76	2.06	0.41%
Strategic Value	1,000.00	1,020.93	3.91	0.78%
High Income Bond	1,000.00	1,020.83	4.01	0.80%
Capital Growth	1,000.00	1,019.84	5.01	1.00%
Nasdaq-100® Index	1,000.00	1,022.51	2.31	0.46%
Bristol	1,000.00	1,020.83	4.01	0.80%
Bryton Growth	1,000.00	1,020.48	4.36	0.87%
Balanced	1,000.00	1,021.67	3.16	0.63%
Target VIP	1,000.00	1,020.93	3.91	0.78%
Bristol Growth	1,000.00	1,020.58	4.26	0.85%
Risk Managed Balanced	1,000.00	1,018.74	6.11	1.22%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

158

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2015 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios Served as Director	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	72	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	21	Professor Emeritus, Finance: University of Cincinnati (January 2014 to present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012 to present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

John I. Von Lehman One Financial Way Cincinnati, Ohio	62	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since August 2007	21	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	60	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	21	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc. (2004-present).

Geoffrey Keenan One Financial Way Cincinnati, Ohio	56	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	21	Executive Vice President and Chief Operating Officer of Gateway Investments Advisers, LLC (1995-2013)
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	75	Chairman and Director	Indefinite; Since July 1997	21	Insurance industry consultant (April 2010 to present), Director: NSLA; President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010), Director: ONI and various affiliated companies (1997-2010), Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners’ Association.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	56	President	Indefinite; Since March 2000		Vice Chairman and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	62	Vice President	Indefinite; Since February 1998		Vice Chairman and Chief Distribution Officer: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

R. Todd Brockman One Financial Way Cincinnati, Ohio	46	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	41	Secretary	Indefinite; Since March 2005		Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Julie T. Thomas One Financial Way Cincinnati, Ohio	52	Chief Compliance Officer	Indefinite; Since June 2013		Vice President: ONLIC; Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies.

159	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2015 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios Served as Director	Principal Occupation(s) and Other Directorships During Past Five Years

Catherine E. Gehr One Financial Way Cincinnati, Ohio	43	Assistant Treasurer	Indefinite; Since March 2005		Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Emily Bae One Financial Way Cincinnati, Ohio	30	Assistant Secretary	Indefinite; Since May 2013		Assistant Secretary: ONI; Assistant Counsel: ONLIC. Prior to May 2013, was Counsel with Goodyear Tire & Rubber Company.

160

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1325 Rev. 8-15

Item 2.  Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.   Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. John I. VonLehman. Mr. VonLehman is independent for purposes of Item 3 of Form N-CSR.

Item 4.   Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a) Audit Fees.

Audits of the Portfolios for the year ended.

Fiscal year ended December 31, 2014: $267,750

Fiscal year ended December 31, 2013: $248,333

Consent on N-1A Annual Registration Statement filed with the SEC.

Fiscal year ended December 31, 2014: $5,000

Fiscal year ended December 31, 2013: $5,000

Merger related audit testwork.

Fiscal year ended December 31, 2013: $5,000

(b) Audit-Related Fees.

Consent on N-14 Filing filed with the SEC.

Fiscal year ended December 31, 2013: $6,000

Professional services rendered in connection with the consent on the Fund’s N-14 merger filing (paid by the Fund’s adviser (ONI)

(c) Tax Fees.                                None.

(d) All Other Fees.                       None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2014 and 2013, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.  Audit Committee Of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.  Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as
EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
(Principal Executive Officer)
September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
(Principal Executive Officer)
September 8, 2015

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
September 8, 2015